As filed with the Securities and Exchange Commission on April 29, 2010
Securities Act File No. 333-123257
Investment Company Act File No. 811-10325

United States Securities and Exchange Commission
Washington, D.C. 20549

FORM N-1A

Registration Statement Under the Securities Act of 1933	☒
Pre-Effective Amendment No.	☐
Post Effective Amendment No. 133	☒
and/or
Registration Statement Under the Investment Company Act of 1940	☒
Amendment No. 137	☒

MARKET VECTORS ETF TRUST
(Exact Name of Registrant as Specified in its Charter)

335 Madison Avenue, 19th Floor
New York, New York 10017
(Address of Principal Executive Offices)
(212) 293-2000
Registrant’s Telephone Number
Joseph J. McBrien, Esq.
Senior Vice President and General Counsel
Van Eck Associates Corporation
335 Madison Avenue, 19th Floor
New York, New York 10017
(Name and Address of Agent for Service)

Copy to:
Stuart M. Strauss, Esq.
Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this registration statement.

IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE (CHECK APPROPRIATE BOX)

☐	Immediately upon filing pursuant to paragraph (b)
☒	On May 1, 2010 pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1)
☐	On [date] pursuant to paragraph (a)(1)
☐	75 days after filing pursuant to paragraph (a)(2)
☐	On [date] pursuant to paragraph (a)(2) of rule 485

MAY  1,  2010

Principal U.S. Listing Exchange for each Fund: NYSE Arca, Inc.

The U.S. Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense. Shares of the Funds (“Shares”) are not guaranteed or insured by the Federal Deposit Insurance Corporation or any other agency of the U.S. Government, nor are Shares deposits or obligations of any bank. Such Shares in the Funds involve investment risks, including the loss of principal.

MARKET VECTORS AGRIBUSINESS ETF

SUMMARY INFORMATION

INVESTMENT OBJECTIVE

Market Vectors Agribusiness ETF (the “Fund”) seeks to replicate as closely as possible, before fees and expenses, the price and yield performance of the DAXglobal® Agribusiness Index (the “Agribusiness Index”).

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund. When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges, which are not reflected in the table.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.50%
Other Expenses	0.09%
Total Annual Fund Operating Expenses(a)	0.59%
Fee Waivers and Expense Reimbursement(a)	0.03%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement(a)	0.56%

Expense Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example does not take into account brokerage commissions that you pay when purchasing or selling Shares of the Fund.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes that your investment has a 5% annual return and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

YEAR	EXPENSES

1	$57
3	$186
5	$326
10	$735

(a)

Van Eck Associates Corporation (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expense, offering costs, trading expenses, taxes and extraordinary expenses) from exceeding 0.56% of the Fund’s average daily net assets per year until at least May 1, 2011. During such time, the expense limitation is expected to continue until the Fund’s Board of Trustees acts to discontinue all or a portion of such expense limitation.

PORTFOLIO TURNOVER

The Fund will pay transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, may affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 35% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund normally invests at least 80% of its total assets in equity securities of U.S. and foreign companies primarily engaged in the business of agriculture. Companies primarily engaged in the agriculture business include those engaged in agriproduct operations, livestock operations, agriculture chemicals, providing or transporting agricultural equipment, and providing or transporting ethanol/biodiesel, and which derive at least 50% of their total revenues from such activities. Such companies may include small- and medium-capitalization companies. The Fund’s 80% investment policy is non-fundamental and requires 60 days’ prior written notice to shareholders before it can be changed.

The Fund, using a “passive” or indexing investment approach, attempts to approximate the investment performance of the Agribusiness Index by investing in a portfolio of securities that generally replicates the Agribusiness Index. The Adviser expects that, over time, the correlation between the Fund’s performance and that of the Agribusiness Index before fees and expenses will

1

be 95% or better. A figure of 100% would indicate perfect correlation. The Fund normally invests at least 80% of its total assets in securities that comprise the Agribusiness Index.

The Fund may also utilize convertible securities and derivative instruments, such as swaps, options, warrants, futures contracts, currency forwards, structured notes and participation notes to seek performance that corresponds to the Agribusiness Index. Investments that have economic characteristics that are substantially identical to the economic characteristics of the component securities of the Agribusiness Index will count towards the 80% investment policy discussed above.

The Fund will concentrate its investments in a particular industry or group of industries to the extent that the Agribusiness Index concentrates in an industry or group of industries.

PRINCIPAL RISKS OF INVESTING IN THE FUND

Risk of Investing in Agriculture Investments. Economic forces, including forces affecting the agricultural commodity, energy and financial markets, as well as government policies and regulations affecting the agricultural sector and related industries, could adversely affect the Fund’s portfolio companies and, thus, the Fund’s financial situation and profitability. Agricultural production and trade flows are significantly affected by government policies and regulations. In addition, the Fund’s portfolio companies must comply with a broad range of environmental laws and regulations which could adversely affect the Fund. Additional or more stringent environmental laws and regulations may be enacted in the future and such changes could have a material adverse effect on the business of the Fund’s portfolio companies.

Risks of Investing in Foreign Securities. Investments in the securities of non-U.S. issuers involve risks beyond those associated with investments in U.S. securities. These additional risks include greater market volatility, the availability of less reliable financial information, higher transactional and custody costs, taxation by foreign governments, decreased market liquidity and political instability. Because the Fund may invest in securities denominated in foreign currencies and some of the income received by the Fund will be in foreign currencies, changes in currency exchange rates may negatively impact the Fund’s returns. In addition, the Fund may invest in depositary receipts which involve similar risks to those associated with investments in foreign securities.

Market Risk. The prices of the securities in the Fund are subject to the risks associated with investing in the stock market, including general economic conditions and sudden and unpredictable drops in value. An investment in the Fund may lose money.

Index Tracking Risk. The Fund’s return may not match the return of the Agribusiness Index for a number of reasons. For example, the Fund incurs a number of operating expenses not applicable to the Agribusiness Index and incurs costs associated with buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Agribusiness Index and raising cash to meet redemptions or deploying cash in connection with newly created Creation Units (defined herein). Because the Fund bears the costs and risks associated with buying and selling securities while such costs are not factored in to the return of the Agribusiness Index, the Fund’s return may deviate significantly from the return of the Agribusiness Index. In addition, the Fund may not be able to invest in certain securities included in the Agribusiness Index, or invest in them in the exact proportions they represent of the Agribusiness Index, due to legal restrictions or limitations imposed by the governments of certain countries or a lack of liquidity on stock exchanges in which such securities trade. The Fund is expected to value some or all of its investments based on fair value prices. To the extent the Fund calculates its net asset value (“NAV”) based on fair value prices and the value of the Agribusiness Index is based on securities’ closing price on local foreign markets (i.e., the value of the Agribusiness Index is not based on fair value prices), the Fund’s ability to track the Agribusiness Index may be adversely affected.

Replication Management Risk. An investment in the Fund involves risks similar to those of investing in any fund of equity securities traded on an exchange, such as market fluctuations caused by such factors as economic and political developments, changes in interest rates and perceived trends in security prices. However, because the Fund is not “actively” managed, unless a specific security is removed from the Agribusiness Index, the Fund generally would not sell a security because the security’s issuer was in financial trouble. Therefore, the Fund’s performance could be lower than other types of mutual funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline.

Risk of Investing in Small- and Medium-Capitalization Companies. Small- and medium-capitalization companies may be more volatile and more likely than large-capitalization companies to have narrower product lines, fewer financial resources, less management depth and experience and less competitive strength. Returns on investments in stocks of small-capitalization and medium-capitalization companies could trail the returns on investments in stocks of large-capitalization companies.

Non-Diversified Risk. The Fund is classified as a “non-diversified” investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). Therefore, the Fund may invest a relatively high percentage of its assets in a smaller number of issuers or may invest a larger proportion of its assets in a single company. As a result, the gains and losses on a single security may have a greater impact on the Fund’s NAV and may make the Fund more volatile than diversified funds.

Concentration Risk. The Fund’s assets will be concentrated in the agribusiness industry to the extent the Agribusiness Index concentrates in the agribusiness industry. By concentrating its assets in the agribusiness industry, the Fund is subject to the risk

2

that economic, political or other conditions that have a negative effect on that industry will negatively impact the Fund to a greater extent than if the Fund’s assets were invested in a wider variety of industries.

PERFORMANCE

The bar chart that follows shows how the Fund performed for the calendar years shown. The table below the bar chart shows the Fund’s average annual returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by comparing the Fund’s performance from year to year and by showing how the Fund’s average annual returns for one year compared with the Fund’s benchmark index and a broad measure of market performance. All returns assume reinvestment of dividends and distributions. The Fund’s past performance (before and after income taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at vaneck.com/etf.

Annual Total Returns—Calendar Years

Best Quarter:	+21.85%	2Q ’09
Worst Quarter:	-40.15%	3Q ’08

Average Annual Total Returns for the Periods Ended December 31, 2009

The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold Shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	Past One Year	Since Inception (8/31/2007)

Market Vectors Agribusiness ETF (return before taxes)	59.18%	3.74%
Market Vectors Agribusiness ETF (return after taxes on distributions)	58.65%	3.43%
Market Vectors Agribusiness ETF (return after taxes on distributions and sale of Fund Shares)	38.47%	2.98%
DAXglobal® Agribusiness Index (reflects no deduction for fees, expenses or taxes)	63.59%	4.72%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	26.47%	-9.15%

PORTFOLIO MANAGEMENT

Investment Adviser. Van Eck Associates Corporation.

Portfolio Managers. The following individuals are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser	Date Began Managing the Fund

Hao-Hung (Peter) Liao	Portfolio Manager	August 2007
George Cao	Portfolio Manager	December 2007

For important information about the purchase and sale of Fund Shares and tax information, please turn to “Summary Information about Purchases and Sales of Fund Shares and Taxes” on page 29 of this Prospectus.

3

MARKET VECTORS COAL ETF

INVESTMENT OBJECTIVE

Market Vectors Coal ETF (the “Fund”) seeks to replicate as closely as possible, before fees and expenses, the price and yield performance of the Stowe Coal IndexSM (the “Coal Index”).

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund. When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges, which are not reflected in the table.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.50%
Other Expenses	0.14%
Total Annual Fund Operating Expenses(a)	0.64%
Fee Waivers and Expense Reimbursement(a)	0.05%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement(a)	0.59%

Expense Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example does not take into account brokerage commissions that you pay when purchasing or selling Shares of the Fund.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes that your investment has a 5% annual return and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

YEAR	EXPENSES

1	$60
3	$200
5	$352
10	$794

(a)

The Adviser has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expense, offering costs, trading expenses, taxes and extraordinary expenses) from exceeding 0.59% of the Fund’s average daily net assets per year until at least May 1, 2011. During such time, the expense limitation is expected to continue until the Fund’s Board of Trustees acts to discontinue all or a portion of such expense limitation.

PORTFOLIO TURNOVER

The Fund will pay transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, may affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 50% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund normally invests at least 80% of its total assets in equity securities of U.S. and foreign companies principally engaged in the coal industry. Companies principally engaged in the coal industry include those engaged in the mining of coal and/or related activities, including coal transportation, the manufacture of coal mining equipment and the production of clean coal, and which derive more than 50% of their total revenues from such activities. Such companies may include small- and medium-capitalization companies. The Fund’s 80% investment policy is non-fundamental and requires 60 days’ prior written notice to shareholders before it can be changed.

The Fund, using a “passive” or indexing investment approach, attempts to approximate the investment performance of the Coal Index by investing in a portfolio of securities that generally replicates the Coal Index. The Adviser expects that, over time, the correlation between the Fund’s performance and that of the Coal Index before fees and expenses will be 95% or better. A figure of 100% would indicate perfect correlation. The Fund normally invests at least 80% of its total assets in securities that comprise the Coal Index.

4

The Fund may also utilize convertible securities and derivative instruments, such as swaps, options, warrants, futures contracts, currency forwards, structured notes and participation notes to seek performance that corresponds to the Coal Index. Investments that have economic characteristics that are substantially identical to the economic characteristics of the component securities of the Coal Index will count towards the 80% investment policy discussed above.

The Fund will concentrate its investments in a particular industry or group of industries to the extent that the Coal Index concentrates in an industry or group of industries.

PRINCIPAL RISKS OF INVESTING IN THE FUND

Risk of Investing in the Coal Industry. The profitability of companies in the coal industry is related to worldwide energy prices, exploration and production spending. Such companies also are subject to risks of changes in exchange rates, international politics and government regulation, world events, terrorist attacks, depletion of resources and economic conditions, reduced demand as a result of increases in energy efficiency and energy conservation, as well as market, economic and political risks of the countries where energy companies are located or do business. Coal exploration and mining can be significantly affected by natural disasters. In addition, coal companies may be at risk for environmental damage claims and are subject to extensive federal, state and local environmental laws and regulations regarding air emissions and the disposal of hazardous materials.

A primary risk of the coal industry is the competitive risk associated with the prices of alternative fuels, such as natural gas and oil. For example, consumers of coal often have the ability to switch between the use of coal, oil or natural gas. As a result, during periods when competing fuels are less expensive, the revenues of companies in the coal industry may decline with a corresponding impact on earnings.

Risks of Investing in Foreign Securities. Investments in the securities of non-U.S. issuers involve risks beyond those associated with investments in U.S. securities. These additional risks include greater market volatility, the availability of less reliable financial information, higher transactional and custody costs, taxation by foreign governments, decreased market liquidity and political instability. Because the Fund may invest in securities denominated in foreign currencies and some of the income received by the Fund will be in foreign currencies, changes in currency exchange rates may negatively impact the Fund’s returns. In addition, the Fund may invest in depositary receipts which involve similar risks to those associated with investments in foreign securities.

Market Risk. The prices of the securities in the Fund are subject to the risks associated with investing in the stock market, including general economic conditions and sudden and unpredictable drops in value. An investment in the Fund may lose money.

Index Tracking Risk. The Fund’s return may not match the return of the Coal Index for a number of reasons. For example, the Fund incurs a number of operating expenses not applicable to the Coal Index and incurs costs associated with buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Coal Index and raising cash to meet redemptions or deploying cash in connection with newly created Creation Units. Because the Fund bears the costs and risks associated with buying and selling securities while such costs are not factored in to the return of the Coal Index, the Fund’s return may deviate significantly from the return of the Coal Index. In addition, the Fund may not be able to invest in certain securities included in the Coal Index, or invest in them in the exact proportions they represent of the Coal Index, due to legal restrictions or limitations imposed by the governments of certain countries or a lack of liquidity on stock exchanges in which such securities trade. The Fund is expected to value some or all of its investments based on fair value prices. To the extent the Fund calculates its NAV based on fair value prices and the value of the Coal Index is based on securities’ closing price on local foreign markets (i.e., the value of the Coal Index is not based on fair value prices), the Fund’s ability to track the Coal Index may be adversely affected.

Replication Management Risk. An investment in the Fund involves risks similar to those of investing in any fund of equity securities traded on an exchange, such as market fluctuations caused by such factors as economic and political developments, changes in interest rates and perceived trends in security prices. However, because the Fund is not “actively” managed, unless a specific security is removed from the Coal Index, the Fund generally would not sell a security because the security’s issuer was in financial trouble. Therefore, the Fund’s performance could be lower than other types of mutual funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline.

Risk of Investing in Small- and Medium-Capitalization Companies. Small- and medium-capitalization companies may be more volatile and more likely than large-capitalization companies to have narrower product lines, fewer financial resources, less management depth and experience and less competitive strength. Returns on investments in stocks of small-capitalization and medium-capitalization companies could trail the returns on investments in stocks of large-capitalization companies.

Non-Diversified Risk. The Fund is classified as a “non-diversified” investment company under the 1940 Act. Therefore, the Fund may invest a relatively high percentage of its assets in a smaller number of issuers or may invest a larger proportion of its assets in a single company. As a result, the gains and losses on a single security may have a greater impact on the Fund’s NAV and may make the Fund more volatile than diversified funds.

5

MARKET VECTORS COAL ETF (continued)

Concentration Risk. The Fund’s assets will be concentrated in the coal industry to the extent the Coal Index concentrates in the coal industry. By concentrating its assets in the coal industry, the Fund is subject to the risk that economic, political or other conditions that have a negative effect on that industry will negatively impact the Fund to a greater extent than if the Fund’s assets were invested in a wider variety of industries.

PERFORMANCE

The bar chart that follows shows how the Fund performed for the last calendar year. The table below the bar chart shows the Fund’s average annual returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by showing the Fund’s performance and by showing how the Fund’s average annual returns for one year compared with the Fund’s benchmark index and a broad measure of market performance. All returns assume reinvestment of dividends and distributions. The Fund’s past performance (before and after income taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at vaneck.com/etf.

Annual Total Returns—Calendar Years

Best Quarter:	+67.80%	2Q ’09
Worst Quarter:	-4.06%	1Q ’09

Average Annual Total Returns for the Periods Ended December 31, 2009

The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold Shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	Past One Year	Since Inception (1/10/2008)

Market Vectors Coal ETF (return before taxes)	149.05%	-5.05%
Market Vectors Coal ETF (return after taxes on distributions)	148.31%	-5.30%
Market Vectors Coal ETF (return after taxes on distributions and sale of Fund Shares)	96.88%	-4.43%
Stowe Coal IndexSM (reflects no deduction for fees, expenses or taxes)	152.63%	-4.01%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	26.47%	-9.38%

PORTFOLIO MANAGEMENT

Investment Adviser. Van Eck Associates Corporation.

Portfolio Managers. The following individuals are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser	Date Began Managing the Fund

Hao-Hung (Peter) Liao	Portfolio Manager	January 2008
George Cao	Portfolio Manager	January 2008

For important information about the purchase and sale of Fund Shares and tax information, please turn to “Summary Information about Purchases and Sales of Fund Shares and Taxes” on page 29 of this Prospectus.

6

MARKET VECTORS GLOBAL ALTERNATIVE ENERGY ETF

INVESTMENT OBJECTIVE

Market Vectors Global Alternative Energy ETF (the “Fund”) seeks to replicate as closely as possible, before fees and expenses, the price and yield performance of the Ardour Global IndexSM (Extra Liquid) (the “Ardour Global Index”).

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund. When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges, which are not reflected in the table.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.50%
Other Expenses	0.16%
Total Annual Fund Operating Expenses(a)	0.66%
Fee Waivers and Expense Reimbursement(a)	0.04%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement(a)	0.62%

Expense Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example does not take into account brokerage commissions that you pay when purchasing or selling Shares of the Fund.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes that your investment has a 5% annual return and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

YEAR	EXPENSES

1	$63
3	$207
5	$364
10	$819

(a)

The Adviser has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expense, offering costs, trading expenses, taxes and extraordinary expenses) from exceeding 0.62% of the Fund’s average daily net assets per year until at least May 1, 2011. During such time, the expense limitation is expected to continue until the Fund’s Board of Trustees acts to discontinue all or a portion of such expense limitation.

PORTFOLIO TURNOVER

The Fund will pay transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, may affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 50% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund normally invests at least 80% of its total assets in stocks of companies primarily engaged in the business of alternative energy. Alternative energy refers to the generation of power through environmentally friendly, non traditional sources. It includes power derived principally from bio-fuels (such as ethanol), bio mass, wind, solar, hydro and geothermal sources and also includes the various technologies that support the production, use and storage of these sources. The Fund’s 80% investment policy is non-fundamental and requires 60 days’ prior written notice to shareholders before it can be changed. Under normal market conditions, the Fund intends to invest at least 30% of its assets in the securities of non-U.S. companies located in at least three different countries.

The Fund, using a “passive” or indexing investment approach, attempts to approximate the investment performance of the Ardour Global Index by investing in a portfolio of securities that generally replicates the Ardour Global Index. The Adviser expects that, over time, the correlation between the Fund’s performance and that of the Ardour Global Index before fees and expenses will be 95% or better. A figure of 100% would indicate perfect correlation. The Fund normally invests at least 80% of its total assets in securities that comprise the Ardour Global Index.

7

MARKET VECTORS GLOBAL ALTERNATIVE ENERGY ETF (continued)

The Fund may also utilize convertible securities and derivative instruments, such as swaps, options, warrants, futures contracts, currency forwards, structured notes and participation notes to seek performance that corresponds to the Ardour Global Index. Investments that have economic characteristics that are substantially identical to the economic characteristics of the component securities of the Ardour Global Index will count towards the 80% investment policy discussed above.

The Fund will concentrate its investments in a particular industry or group of industries to the extent that the Ardour Global Index is so concentrates in an industry or group of industries.

PRINCIPAL RISKS OF INVESTING IN THE FUND

Risk of Investing in the Alternative Energy Industry. Alternative energy refers to the generation of power through environmentally friendly sources that can replace or supplement traditional fossil-fuel sources. It includes power derived principally from bio fuels (such as ethanol), bio mass, wind, solar, hydro and geothermal sources and also includes the various technologies that support the production, use and storage of these sources.

The alternative energy industry may be significantly affected by the competition from new and existing market entrants, obsolescence of technology, short product cycles, varying prices and profits, commodity price volatility, changes in exchange rates, imposition of import controls, depletion of resources, technological developments and general economic conditions, fluctuations in energy prices and supply and demand of alternative energy fuels, energy conservation, the success of exploration projects and tax and other government regulations. Shares of companies involved in the alternative energy industry have been more volatile than shares of companies operating in more established industries. Certain valuation methods currently used to value companies involved in the alternative energy industries have not been in widespread use for a significant period of time. As a result, the use of these valuation methods may serve to further increase the volatility of certain alternative and transitional energy company share prices. In addition, changes in U.S., European and other governments’ policies towards alternative energy technology also may have an adverse effect on the Fund’s performance. Furthermore, the Fund may invest in the shares of companies with a limited operating history, some of which may never have traded profitably. Investment in young companies with a short operating history is generally riskier than investing in companies with a longer operating history. The Fund will carry greater risk and may be more volatile than a portfolio composed of securities issued by companies operating in a wide variety of different industries.

Risks of Investing in Foreign Securities. Investments in the securities of non-U.S. issuers involve risks beyond those associated with investments in U.S. securities. These additional risks include greater market volatility, the availability of less reliable financial information, higher transactional and custody costs, taxation by foreign governments, decreased market liquidity and political instability. Because the Fund may invest in securities denominated in foreign currencies and some of the income received by the Fund will be in foreign currencies, changes in currency exchange rates may negatively impact the Fund’s returns. In addition, the Fund may invest in depositary receipts which involve similar risks to those associated with investments in foreign securities.

Market Risk. The prices of the securities in the Fund are subject to the risks associated with investing in the stock market, including general economic conditions and sudden and unpredictable drops in value. An investment in the Fund may lose money.

Index Tracking Risk. The Fund’s return may not match the return of the Ardour Global Index for a number of reasons. For example, the Fund incurs a number of operating expenses not applicable to the Ardour Global Index and incurs costs associated with buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Ardour Global Index and raising cash to meet redemptions or deploying cash in connection with newly created Creation Units. Because the Fund bears the costs and risks associated with buying and selling securities while such costs are not factored in to the return of the Ardour Global Index, the Fund’s return may deviate significantly from the return of the Ardour Global Index. In addition, the Fund may not be able to invest in certain securities included in the Ardour Global Index, or invest in them in the exact proportions they represent of the Ardour Global Index, due to legal restrictions or limitations imposed by the governments of certain countries or a lack of liquidity on stock exchanges in which such securities trade. The Fund is expected to value some or all of its investments based on fair value prices. To the extent the Fund calculates its NAV based on fair value prices and the value of the Ardour Global Index is based on securities’ closing price on local foreign markets (i.e., the value of the Ardour Global Index is not based on fair value prices), the Fund’s ability to track the Ardour Global Index may be adversely affected.

Replication Management Risk. An investment in the Fund involves risks similar to those of investing in any fund of equity securities traded on an exchange, such as market fluctuations caused by such factors as economic and political developments, changes in interest rates and perceived trends in security prices. However, because the Fund is not “actively” managed, unless a specific security is removed from the Ardour Global Index, the Fund generally would not sell a security because the security’s issuer was in financial trouble. Therefore, the Fund’s performance could be lower than other types of mutual funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline.

Non-Diversified Risk. The Fund is classified as a “non-diversified” investment company under 1940 Act. Therefore, the Fund may invest a relatively high percentage of its assets in a smaller number of issuers or may invest a larger proportion of its assets in a

8

single company. As a result, the gains and losses on a single security may have a greater impact on the Fund’s NAV and may make the Fund more volatile than diversified funds.

Concentration Risk. The Fund’s assets will be concentrated in the alternative energy industry to the extent the Ardour Global Index concentrates in such alternative energy industry. By concentrating its assets in the alternative energy industry, the Fund is subject to the risk that economic, political or other conditions that have a negative effect on that industry will negatively impact the Fund to a greater extent than if the Fund’s assets were invested in a wider variety of industries.

PERFORMANCE

The bar chart that follows shows how the Fund performed for the calendar years shown. The table below the bar chart shows the Fund’s average annual returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by comparing the Fund’s performance from year to year and by showing how the Fund’s average annual returns for one year compared with a the Fund’s benchmark index and broad measure of market performance. All returns assume reinvestment of dividends and distributions. The Fund’s past performance (before and after income taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at vaneck.com/etf.

Annual Total Returns—Calendar Years

Best Quarter:	+33.37%	2Q ’09
Worst Quarter:	-39.42%	4Q ’08

Average Annual Total Returns for the Periods Ended December 31, 2009

The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold Shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	Past One Year	Since Inception (5/3/2007)

Market Vectors Global Alternative Energy ETF (return before taxes)	9.11%	-15.51%
Market Vectors Global Alternative Energy ETF (return after taxes on distributions)	9.09%	-15.58%
Market Vectors Global Alternative Energy ETF (return after taxes on distributions and sale of Fund Shares)	5.92%	-12.92%
Ardour Global IndexSM (Extra Liquid) (reflects no deduction for fees, expenses or taxes)	10.37%	-15.57%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	26.47%	-8.52%

PORTFOLIO MANAGEMENT

Investment Adviser. Van Eck Associates Corporation.

Portfolio Managers. The following individuals are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser	Date Began Managing the Fund

Hao-Hung (Peter) Liao	Portfolio Manager	May 2007
George Cao	Portfolio Manager	December 2007

For important information about the purchase and sale of Fund Shares and tax information, please turn to “Summary Information about Purchases and Sales of Fund Shares and Taxes” on page 29 of this Prospectus.

9

MARKET VECTORS GOLD MINERS ETF

INVESTMENT OBJECTIVE

Market Vectors Gold Miners ETF (the “Fund”) seeks to replicate as closely as possible, before fees and expenses, the price and yield performance of the NYSE Arca Gold Miners Index (the “Gold Miners Index”).

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund. When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges, which are not reflected in the table.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.50%
Other Expenses	0.04%
Total Annual Fund Operating Expenses(a)	0.54%
Fee Waivers and Expense Reimbursement(a)	0.01%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement(a)	0.53%

Expense Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example does not take into account brokerage commissions that you pay when purchasing or selling Shares of the Fund.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes that your investment has a 5% annual return and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

YEAR	EXPENSES

1	$54
3	$172
5	$301
10	$676

(a)

The Adviser has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expense, offering costs, trading expenses, taxes and extraordinary expenses) from exceeding 0.53% of the Fund’s average daily net assets per year until at least May 1, 2011. During such time, the expense limitation is expected to continue until the Fund’s Board of Trustees acts to discontinue all or a portion of such expense limitation.

PORTFOLIO TURNOVER

The Fund will pay transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, may affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 12% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund normally invests at least 80% of its total assets in common stocks and American depositary receipts (“ADRs”) of companies involved in the gold mining industry. The Fund’s 80% investment policy is non-fundamental and requires 60 days’ prior written notice to shareholders before it can be changed.

The Fund, using a “passive” or indexing investment approach, attempts to approximate the investment performance of the Gold Miners Index by investing in a portfolio of securities that generally replicates the Gold Miners Index. The Adviser expects that, over time, the correlation between the Fund’s performance and that of the Gold Miners Index before fees and expenses will be 95% or better. A figure of 100% would indicate perfect correlation. The Fund normally invests at least 80% of its total assets in securities that comprise the Gold Miners Index.

The Fund may also utilize convertible securities and derivative instruments, such as swaps, options, warrants, futures contracts, currency forwards, structured notes and participation notes to seek performance that corresponds to the Gold Miners Index.

10

Investments that have economic characteristics that are substantially identical to the economic characteristics of the component securities of the Gold Miners Index will count towards the 80% investment policy discussed above.

The Fund will concentrate its investments in a particular industry or group of industries to the extent that the Gold Miners Index concentrates in an industry or group of industries.

PRINCIPAL RISKS OF INVESTING IN THE FUND

Risk of Investing in the Gold Mining Industry. Because the Fund primarily invests in stocks and ADRs of companies that are involved in the gold mining industry, it is subject to certain risks associated with such companies. Competitive pressures may have a significant effect on the financial condition of such companies in the gold mining industry. Also, gold mining companies are highly dependent on the price of gold bullion. These prices may fluctuate substantially over short periods of time so the Fund’s Share price may be more volatile than other types of investments. In times of significant inflation or great economic uncertainty, gold and other precious metals may outperform traditional investments such as bonds and stocks. However, in times of stable economic growth, traditional equity and debt investments could offer greater appreciation potential and the value of gold and other precious metals may be adversely affected, which could in turn affect the Fund’s returns.

Market Risk. The prices of the securities in the Fund are subject to the risks associated with investing in the stock market, including general economic conditions and sudden and unpredictable drops in value. An investment in the Fund may lose money.

Index Tracking Risk. The Fund’s return may not match the return of the Gold Miners Index for a number of reasons. For example, the Fund incurs a number of operating expenses not applicable to the Gold Miners Index and incurs costs associated with buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Gold Miners Index and raising cash to meet redemptions or deploying cash in connection with newly created Creation Units. Because the Fund bears the costs and risks associated with buying and selling securities while such costs and risks are not factored into the return of the Gold Miners Index, the Fund’s return may deviate significantly from the return of the Gold Miners Index. In addition, the Fund may not be able to invest in certain securities included in the Gold Miners Index, or invest in them in the exact proportions they represent of the Gold Miners Index, due to legal restrictions or limitations imposed by the governments of certain countries or a lack of liquidity on stock exchanges in which such securities trade.

Replication Management Risk. An investment in the Fund involves risks similar to those of investing in any fund of equity securities traded on an exchange, such as market fluctuations caused by such factors as economic and political developments, changes in interest rates and perceived trends in security prices. However, because the Fund is not “actively” managed, unless a specific security is removed from the Gold Miners Index, the Fund generally would not sell a security because the security’s issuer was in financial trouble. Therefore, the Fund’s performance could be lower than other types of mutual funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline.

Risk of Investing in ADRs. ADRs are issued by U.S. banks or trust companies, and entitle the holder to all dividends and capital gains that are paid out on the underlying foreign shares. With respect to ADRs not included in the Gold Miners Index, the Fund’s investments in ADRs may be less liquid than the underlying shares in their primary trading market and may negatively affect the Fund’s ability to replicate the performance of the Gold Miners Index. In addition, investments in ADRs may increase tracking error.

Non-Diversified Risk. The Fund is classified as a “non-diversified” investment company under the 1940 Act. Therefore, the Fund may invest a relatively high percentage of its assets in a smaller number of issuers or may invest a larger proportion of its assets in a single company. As a result, the gains and losses on a single security may have a greater impact on the Fund’s NAV and may make the Fund more volatile than diversified funds.

Concentration Risk. The Fund’s assets will be concentrated in the gold mining industry to the extent the Gold Miners Index concentrates in the gold mining industry. By concentrating its assets in the gold mining industry, the Fund is subject to the risk that economic, political or other conditions that have a negative effect on that industry will negatively impact the Fund to a greater extent than if the Fund’s assets were invested in a wider variety of industries.

PERFORMANCE

The bar chart that follows shows how the Fund performed for the calendar years shown. The table below the bar chart shows the Fund’s average annual returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by comparing the Fund’s performance from year to year and by showing how the Fund’s average annual returns for one year compared with the Fund’s benchmark index and a broad measure of market performance. All returns assume reinvestment of dividends and distributions. The Fund’s past performance (before and after income taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at vaneck.com/etf.

11

MARKET VECTORS GOLD MINERS ETF (continued)

Annual Total Returns—Calendar Years

Best Quarter:	+19.59%	3Q ’09
Worst Quarter:	-30.20%	3Q ’08

Average Annual Total Returns for the Periods Ended December 31, 2009

The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	Past One Year	Since Inception (5/16/2006)

Market Vectors Gold Miners ETF (return before taxes)	37.27%	4.84%
Market Vectors Gold Miners ETF (return after taxes on distributions)	37.16%	4.62%
Market Vectors Gold Miners ETF (return after taxes on distributions and sale of Fund Shares)	24.23%	4.02%
NYSE Arca Gold Miners Index (reflects no deduction for fees, expenses or taxes)	38.00%	5.33%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	26.47%	-1.92%

PORTFOLIO MANAGEMENT

Investment Adviser. Van Eck Associates Corporation.

Portfolio Managers. The following individuals are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser	Date Began Managing the Fund

Hao-Hung (Peter) Liao	Portfolio Manager	May 2006
George Cao	Portfolio Manager	December 2007

For important information about the purchase and sale of Fund Shares and tax information, please turn to “Summary Information about Purchases and Sales of Fund Shares and Taxes” on page 29 of this Prospectus.

12

MARKET VECTORS JUNIOR GOLD MINERS ETF

INVESTMENT OBJECTIVE

Market Vectors Junior Gold Miners ETF (the “Fund”) seeks to replicate as closely as possible, before fees and expenses, the price and yield performance of the Market Vectors Junior Gold Miners Index (the “Junior Gold Miners Index”).

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund. When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges, which are not reflected in the table.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.50%
Other Expenses	0.09%
Total Annual Fund Operating Expenses(a)	0.59%
Fee Waivers and Expense Reimbursement(a)	0.00%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement(a)	0.59%

Expense Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example does not take into account brokerage commissions that you pay when purchasing or selling Shares of the Fund.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes that your investment has a 5% annual return and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

YEAR	EXPENSES

1	$60
3	$189

(a)

The Adviser has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expense, offering costs, trading expenses, taxes and extraordinary expenses) from exceeding 0.59% of the Fund’s average daily net assets per year until at least May 1, 2011. During such time, the expense limitation is expected to continue until the Fund’s Board of Trustees acts to discontinue all or a portion of such expense limitation.

PORTFOLIO TURNOVER

The Fund will pay transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, may affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 20% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund normally invests at least 80% of its total assets in securities that comprise the Fund’s benchmark index. The Fund will normally invest at least 80% of its total assets in companies that are involved in the gold mining industry (the “80% policy”). The Fund invests in foreign and domestic publicly traded companies of small- and medium- capitalization that are involved primarily in the mining for gold and/or silver. The Fund’s 80% policy is non-fundamental and requires 60 days’ prior written notice to shareholders before it can be changed.

The Fund, using a “passive” or indexing investment approach, attempts to approximate the investment performance of the Junior Gold Miners Index by investing in a portfolio of securities that generally replicates the Junior Gold Miners Index. The Adviser expects that, over time, the correlation between the Fund’s performance and that of the Junior Gold Miners Index before fees and expenses will be 95% or better. A figure of 100% would indicate perfect correlation. The Fund normally invests at least 80% of its total assets in securities that comprise the Junior Gold Miners Index. As of March 31, 2010, approximately 85% of the Junior Gold Miners Index was comprised of securities of companies that are involved in the gold mining industry.

The Fund may also utilize convertible securities and derivative instruments, such as swaps, options, warrants, futures contracts, currency forwards, structured notes and participation notes to seek performance that corresponds to the Junior Gold Miners

13

MARKET VECTORS JUNIOR GOLD MINERS ETF (continued)

Index. Investments that have economic characteristics that are substantially identical to the economic characteristics of the component securities of the Junior Gold Miners Index will count towards the 80% investment policy discussed above.

The Fund will concentrate its investments in a particular industry or group of industries to the extent that the Junior Gold Miners Index concentrates in an industry or group of industries.

PRINCIPAL RISKS OF INVESTING IN THE FUND

Risk of Investing in the Gold and Silver Mining Industries. Because the Fund invests in stocks and depositary receipts of U.S. and foreign companies that are involved in the gold mining and silver mining industries, it is subject to certain risks associated with such companies. Competitive pressures may have a significant effect on the financial condition of companies in the gold mining and silver mining industries. Also, gold and silver mining companies are highly dependent on the price of gold bullion and silver bullion, respectively. These prices may fluctuate substantially over short periods of time so the Fund’s Share price may be more volatile than other types of investments.

In particular, a drop in the price of gold and/or silver bullion would particularly adversely affect the profitability of small- and medium-capitalization mining companies and their ability to secure financing. Furthermore, companies that are only in the exploration stage are typically unable to adopt specific strategies for controlling the impact of the price of gold. In times of significant inflation or great economic uncertainty, gold, silver and other precious metals may outperform traditional investments such as bonds and stocks. However, in times of stable economic growth, traditional equity and debt investments could offer greater appreciation potential and the value of gold, silver and other precious metals may be adversely affected, which could in turn affect the Fund’s returns.

A significant amount of the companies in the Junior Gold Miners Index may be early stage mining companies that are in the exploration stage only or that hold properties that might not ultimately produce gold or silver. The exploration and development of mineral deposits involve significant financial risks over a significant period of time which even a combination of careful evaluation, experience and knowledge may not eliminate. Few properties which are explored are ultimately developed into producing mines. Major expenditures may be required to establish reserves by drilling and to construct mining and processing facilities at a site. In addition, many early stage miners operate at a loss and are dependent on securing equity and/or debt financing, which might be more difficult to secure for an early stage mining company than for a more established counterpart.

Risks of Investing in Foreign Securities. Investments in the securities of non-U.S. issuers involve risks beyond those associated with investments in U.S. securities. These additional risks include greater market volatility, the availability of less reliable financial information, higher transactional and custody costs, taxation by foreign governments, decreased market liquidity and political instability. Because the Fund may invest in securities denominated in foreign currencies and some of the income received by the Fund will be in foreign currencies, changes in currency exchange rates may negatively impact the Fund’s returns. In addition, the Fund may invest in depositary receipts which involve similar risks to those associated with investments in foreign securities.

Market Risk. The prices of the securities in the Fund are subject to the risks associated with investing in the stock market, including general economic conditions and sudden and unpredictable drops in value. An investment in the Fund may lose money.

Index Tracking Risk. The Fund’s return may not match the return of the Junior Gold Miners Index for a number of reasons. For example, the Fund incurs a number of operating expenses not applicable to the Junior Gold Miners Index and incurs costs associated with buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Junior Gold Miners Index and raising cash to meet redemptions or deploying cash in connection with newly created Creation Units. Because the Fund bears the costs and risks associated with buying and selling securities while such costs are not factored in to the return of the Junior Gold Miners Index, the Fund’s return may deviate significantly from the return of the Junior Gold Miners Index. In addition, the Fund may not be able to invest in certain securities included in the Junior Gold Miners Index, or invest in them in the exact proportions they represent of the Junior Gold Miners Index, due to legal restrictions or limitations imposed by the governments of certain countries or a lack of liquidity on stock exchanges in which such securities trade. The Fund is expected to value some or all of its investments based on fair value prices. To the extent the Fund calculates its NAV based on fair value prices and the value of the Junior Gold Miners Index is based on securities’ closing price on local foreign markets (i.e., the value of the Junior Gold Miners Index is not based on fair value prices), the Fund’s ability to track the Junior Gold Miners Index may be adversely affected.

Replication Management Risk. An investment in the Fund involves risks similar to those of investing in any fund of equity securities traded on an exchange, such as market fluctuations caused by such factors as economic and political developments, changes in interest rates and perceived trends in security prices. However, because the Fund is not “actively” managed, unless a specific security is removed from the Junior Gold Miners Index, the Fund generally would not sell a security because the security’s issuer was in financial trouble. Therefore, the Fund’s performance could be lower than other types of mutual funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline.

14

Risk of Investing in Small- and Medium-Capitalization Companies. Small- and medium-capitalization companies may be more volatile and more likely than large-capitalization companies to have narrower product lines, fewer financial resources, less management depth and experience and less competitive strength. Returns on investments in stocks of small-capitalization and medium-capitalization companies could trail the returns on investments in stocks of large-capitalization companies.

Non-Diversified Risk. The Fund is classified as a “non-diversified” investment company under the 1940 Act. Therefore, the Fund may invest a relatively high percentage of its assets in a smaller number of issuers or may invest a larger proportion of its assets in a single company. As a result, the gains and losses on a single security may have a greater impact on the Fund’s NAV and may make the Fund more volatile than diversified funds.

Concentration Risk. The Fund’s assets will be concentrated in the gold mining industry to the extent the Junior Gold Miners Index concentrates in the gold mining industry. By concentrating its assets in the gold mining industry, the Fund is subject to the risk that economic, political or other conditions that have a negative effect on that industry will negatively impact the Fund to a greater extent than if the Fund’s assets were invested in a wider variety of industries.

PERFORMANCE

The Fund commenced operations on November 10, 2009 and therefore does not have a performance history for a full calendar year. Visit vaneck.com/etf for current performance figures.

PORTFOLIO MANAGEMENT

Investment Adviser. Van Eck Associates Corporation.

Portfolio Managers. The following individuals are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser	Date Began Managing the Fund

Hao-Hung (Peter) Liao	Portfolio Manager	November 2009
George Cao	Portfolio Manager	November 2009

For important information about the purchase and sale of Fund Shares and tax information, please turn to “Summary Information about Purchases and Sales of Fund Shares and Taxes” on page 29 of this Prospectus.

15

MARKET VECTORS NUCLEAR ENERGY ETF

INVESTMENT OBJECTIVE

Market Vectors Nuclear Energy ETF (the “Fund”) seeks to replicate as closely as possible, before fees and expenses, the price and yield performance of the DAXglobal® Nuclear Energy Index (the “Nuclear Energy Index”).

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund. When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges, which are not reflected in the table.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.50%
Other Expenses	0.16%
Total Annual Fund Operating Expenses(a)	0.66%
Fee Waivers and Expense Reimbursement(a)	0.04%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement(a)	0.62%

Expense Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example does not take into account brokerage commissions that you pay when purchasing or selling Shares of the Fund.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes that your investment has a 5% annual return and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

YEAR	EXPENSES

1	$63
3	$207
5	$364
10	$819

(a)

The Adviser has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expense, offering costs, trading expenses, taxes and extraordinary expenses) from exceeding 0.62% of the Fund’s average daily net assets per year until at least May 1, 2011. During such time, the expense limitation is expected to continue until the Fund’s Board of Trustees acts to discontinue all or a portion of such expense limitation.

PORTFOLIO TURNOVER

The Fund will pay transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, may affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 45% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund normally invests at least 80% of its total assets in equity securities of U.S. and foreign companies primarily engaged in various aspects of the nuclear energy business. Companies primarily engaged in the nuclear energy business include those engaged in uranium mining, uranium enrichment, uranium storage, providing equipment for use in the provision of nuclear energy, nuclear plant infrastructure, nuclear fuel transportation and nuclear energy generation, and which derive at least 50% of their total revenues from such activities. Such companies may include small- and medium-capitalization companies. The Fund’s 80% investment policy is non-fundamental and requires 60 days’ prior written notice to shareholders before it can be changed.

The Fund, using a “passive” or indexing investment approach, attempts to approximate the investment performance of the Nuclear Energy Index by investing in a portfolio of securities that generally replicates the Nuclear Energy Index. The Adviser expects that, over time, the correlation between the Fund’s performance and that of the Nuclear Energy Index before fees and expenses will be 95% or better. A figure of 100% would indicate perfect correlation. The Fund normally invests at least 80% of its total assets in securities that comprise the Nuclear Energy Index.

16

The Fund may also utilize convertible securities and derivative instruments, such as swaps, options, warrants, futures contracts, currency forwards, structured notes and participation notes to seek performance that corresponds to the Nuclear Energy Index. Investments that have economic characteristics that are substantially identical to the economic characteristics of the component securities of the Nuclear Energy Index will count towards the 80% investment policy discussed above.

The Fund will concentrate its investments in a particular industry or group of industries to the extent that the Nuclear Energy Index concentrates in an industry or group of industries.

PRINCIPAL RISKS OF INVESTING IN THE FUND

Risk of Investing in the Nuclear Energy Industry. The companies represented in the Fund’s portfolio may face considerable risk as a result of, among other risks, incidents and accidents, breaches of security, ill-intentioned acts or terrorism, air crashes, natural disasters (such as floods or earthquakes), equipment malfunctions or mishandling in storage, handling, transportation, treatment or conditioning of substances and nuclear materials. Such events could have serious consequences, especially in case of radioactive contamination and irradiation of the environment, for the general population, as well as a material, negative impact on the Fund’s portfolio companies and thus the Fund’s financial situation. In addition, the nuclear energy industry is subject to competitive risk associated with the prices of other energy sources, such as natural gas and oil. Consumers of nuclear energy may have the ability to switch between the nuclear energy and other energy sources and, as a result, during periods when competing energy sources are less expensive, the revenues of companies in the nuclear energy industry may decline with a corresponding impact on earnings.

Nuclear activity is also subject to particularly detailed and restrictive regulations, with a scheme for the monitoring and periodic re-examination of operating authorization, which primarily takes into account nuclear safety, environmental and public health protection, and also national safety considerations (terrorist threats in particular). These regulations may be subject to significant tightening by national and international authorities. This could result in increased operating costs, which would have a negative impact on the Fund’s portfolio companies and may cause operating businesses related to nuclear energy to become unprofitable or impractical to operate. Furthermore, uranium prices are subject to fluctuation. The price of uranium has been and will continue to be affected by numerous factors beyond the Fund’s control. With respect to uranium, such factors include the demand for nuclear power, political and economic conditions in uranium producing and consuming countries, uranium supply from secondary sources and uranium production levels and costs of production. In addition, the prices of crude oil, natural gas and electricity produced from traditional hydro power and possibly other undiscovered energy sources could potentially have a negative impact on the competitiveness of nuclear energy companies in which the Fund invests.

Risks of Investing in Foreign Securities. Investments in the securities of non-U.S. issuers involve risks beyond those associated with investments in U.S. securities. These additional risks include greater market volatility, the availability of less reliable financial information, higher transactional and custody costs, taxation by foreign governments, decreased market liquidity and political instability. Because the Fund may invest in securities denominated in foreign currencies and some of the income received by the Fund will be in foreign currencies, changes in currency exchange rates may negatively impact the Fund’s returns. In addition, the Fund may invest in depositary receipts which involve similar risks to those associated with investments in foreign securities.

Market Risk. The prices of the securities in the Fund are subject to the risks associated with investing in the stock market, including general economic conditions and sudden and unpredictable drops in value. An investment in the Fund may lose money.

Index Tracking Risk. The Fund’s return may not match the return of the Nuclear Index for a number of reasons. For example, the Fund incurs a number of operating expenses not applicable to the Nuclear Index and incurs costs associated with buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Nuclear Index and raising cash to meet redemptions or deploying cash in connection with newly created Creation Units. Because the Fund bears the costs and risks associated with buying and selling securities while such costs are not factored in to the return of the Nuclear Index, the Fund’s return may deviate significantly from the return of the Nuclear Index. In addition, the Fund may not be able to invest in certain securities included in the Nuclear Index, or invest in them in the exact proportions they represent of the Nuclear Index, due to legal restrictions or limitations imposed by the governments of certain countries or a lack of liquidity on stock exchanges in which such securities trade. The Fund is expected to value some or all of its investments based on fair value prices. To the extent the Fund calculates its NAV based on fair value prices and the value of Nuclear Index is based on securities’ closing price on local foreign markets (i.e., the value of the Nuclear Index is not based on fair value prices), the Fund’s ability to track the Nuclear Index may be adversely affected.

Replication Management Risk. An investment in the Fund involves risks similar to those of investing in any fund of equity securities traded on an exchange, such as market fluctuations caused by such factors as economic and political developments, changes in interest rates and perceived trends in security prices. However, because the Fund is not “actively” managed, unless a specific security is removed from the Nuclear Energy Index, the Fund generally would not sell a security because the security’s

17

MARKET VECTORS NUCLEAR ENERGY ETF (continued)

issuer was in financial trouble. Therefore, the Fund’s performance could be lower than other types of mutual funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline.

Risk of Investing in Small- and Medium-Capitalization Companies. Small- and medium-capitalization companies may be more volatile and more likely than large-capitalization companies to have narrower product lines, fewer financial resources, less management depth and experience and less competitive strength. Returns on investments in stocks of small-capitalization and medium-capitalization companies could trail the returns on investments in stocks of large-capitalization companies.

Non-Diversified Risk. The Fund is classified as a “non-diversified” investment company under the 1940 Act. Therefore, the Fund may invest a relatively high percentage of its assets in a smaller number of issuers or may invest a larger proportion of its assets in a single company. As a result, the gains and losses on a single security may have a greater impact on the Fund’s NAV and may make the Fund more volatile than diversified funds.

Concentration Risk. The Fund’s assets will be concentrated in the nuclear energy industry to the extent the Nuclear Energy Index concentrates in the nuclear energy industry. By concentrating its assets in the nuclear energy industry, the Fund is subject to the risk that economic, political or other conditions that have a negative effect on that industry will negatively impact the Fund to a greater extent than if the Fund’s assets were invested in a wider variety of industries.

PERFORMANCE

The bar chart that follows shows how the Fund performed for the calendar years shown. The table below the bar chart shows the Fund’s average annual returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by comparing the Fund’s performance from year to year and by showing how the Fund’s average annual returns for one year compared with the Fund’s benchmark index and a broad measure of market performance. All returns assume reinvestment of dividends and distributions. The Fund’s past performance (before and after income taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at vaneck.com/etf.

Annual Total Returns—Calendar Years

Best Quarter:	+28.59%	2Q ’09
Worst Quarter:	-33.93%	3Q ’08

Average Annual Total Returns for the Periods Ended December 31, 2009

The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

18

	Past One Year	Since Inception (8/13/2007)

Market Vectors Nuclear Energy ETF (return before taxes)	19.52%	-18.98%
Market Vectors Nuclear Energy ETF (return after taxes on distributions)	18.76%	-19.82%
Market Vectors Nuclear Energy ETF (return after taxes on distributions and sale of Fund Shares)	12.69%	-16.11%
DAXglobal® Nuclear Energy Index (reflects no deduction for fees, expenses or taxes)	22.99%	-18.23%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	26.47%	-8.39%

PORTFOLIO MANAGEMENT

Investment Adviser. Van Eck Associates Corporation.

Portfolio Managers. The following individuals are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser	Date Began Managing the Fund

Hao-Hung (Peter) Liao	Portfolio Manager	August 2007
George Cao	Portfolio Manager	December 2007

For important information about the purchase and sale of Fund Shares and tax information, please turn to “Summary Information about Purchases and Sales of Fund Shares and Taxes” on page 29 of this Prospectus.

19

MARKET VECTORS RVE HARD ASSETS PRODUCERS ETF

INVESTMENT OBJECTIVE

Market Vectors RVE Hard Assets Producers ETF (the “Fund”) seeks to replicate as closely as possible, before fees and expenses, the price and yield performance of The Rogers™-Van Eck Hard Assets Producers Index (the “Hard Assets Producers Index”).

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund. When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges, which are not reflected in the table.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.50%
Other Expenses	0.48%
Total Annual Fund Operating Expenses(a)	0.98%
Fee Waivers and Expense Reimbursement(a)	0.33%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement(a)	0.65%

Expense Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example does not take into account brokerage commissions that you pay when purchasing or selling Shares of the Fund.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes that your investment has a 5% annual return and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

YEAR	EXPENSES

1	$66
3	$279
5	$510
10	$1,171

(a)

The Adviser has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expense, offering costs, trading expenses, taxes and extraordinary expenses) from exceeding 0.65% of the Fund’s average daily net assets per year until at least May 1, 2011. During such time, the expense limitation is expected to continue until the Fund’s Board of Trustees acts to discontinue all or a portion of such expense limitation.

PORTFOLIO TURNOVER

The Fund will pay transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, may affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 28% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund normally invests at least 80% of its total assets in equity securities, which may include depositary receipts, of U.S. and foreign hard asset producer companies. A company will be considered to be a hard asset producer company if it, directly or indirectly, derives at least 50% of its revenues from the production and/or distribution of commodities and commodity-related products and services, including among others, companies that fabricate mining or drilling equipment. Such companies may include small- and medium-capitalization companies. The Fund’s 80% investment policy is non-fundamental and requires 60 days’ prior written notice to shareholders before it can be changed.

The Fund, using a “passive” or indexing investment approach, attempts to approximate the investment performance of the Hard Assets Producers Index by investing in a portfolio of securities that generally replicates the Hard Assets Producers Index. The Adviser expects that, over time, the correlation between the Fund’s performance and that of the Hard Assets Producers Index before fees and expenses will be 95% or better. A figure of 100% would indicate perfect correlation. The Fund normally invests at least 80% of its total assets in securities that comprise the Hard Assets Producers Index.

20

The Fund may also utilize convertible securities and derivative instruments, such as swaps, options, warrants, futures contracts, currency forwards, structured notes and participation notes to seek performance that corresponds to the Hard Assets Producers Index. Investments that have economic characteristics that are substantially identical to the economic characteristics of the component securities of the Hard Assets Producers Index will count towards the 80% investment policy discussed above.

The Fund will concentrate its investments in a particular industry or group of industries to the extent that the Hard Assets Producers Index concentrates in an industry or group of industries.

PRINCIPAL RISKS OF INVESTING IN THE FUND

Risk of Investing in the Hard Assets Industry. The Fund is subject to risks associated with concentrating its investments in hard assets and the hard assets industry, including agriculture, alternatives (e.g., water and alternative energy), base and industrial metals, energy, forest products and precious metals, and can be significantly affected by events relating to these industries, including international political and economic developments, inflation, and other factors. The Fund’s portfolio securities may experience substantial price fluctuations as a result of these factors, and may move independently of the trends of industrialized companies. Companies engaged in the sectors listed above may be adversely affected by changes in government policies and regulations, technological advances and/or obsolescence and competition from new market entrants. Changes in general economic conditions, including commodity price volatility, changes in exchange rates, imposition of import controls, depletion of resources and labor relations, could adversely affect the Fund’s portfolio companies.

Risks of Investing in Foreign Securities. Investments in the securities of non-U.S. issuers involve risks beyond those associated with investments in U.S. securities. These additional risks include greater market volatility, the availability of less reliable financial information, higher transactional and custody costs, taxation by foreign governments, decreased market liquidity and political instability. Because the Fund may invest in securities denominated in foreign currencies and some of the income received by the Fund will be in foreign currencies, changes in currency exchange rates may negatively impact the Fund’s returns. In addition, the Fund may invest in depositary receipts which involve similar risks to those associated with investments in foreign securities.

Market Risk. The prices of the securities in the Fund are subject to the risks associated with investing in the stock market, including general economic conditions and sudden and unpredictable drops in value. An investment in the Fund may lose money.

Index Tracking Risk. The Fund’s return may not match the return of the Hard Assets Producers Index for a number of reasons. For example, the Fund incurs a number of operating expenses not applicable to the Hard Assets Producers Index and incurs costs associated with buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Hard Assets Producers Index and raising cash to meet redemptions or deploying cash in connection with newly created Creation Units. Because the Fund bears the costs and risks associated with buying and selling securities while such costs are not factored in to the return of the Hard Assets Producers Index, the Fund’s return may deviate significantly from the return of the Hard Assets Producers Index. In addition, the Fund may not be able to invest in certain securities included in the Hard Assets Producers Index, or invest in them in the exact proportions they represent of the Hard Assets Producers Index, due to legal restrictions or limitations imposed by the governments of certain countries or a lack of liquidity on stock exchanges in which such securities trade. The Fund is expected to value some or all of its investments based on fair value prices. To the extent the Fund calculates its NAV based on fair value prices and the value of Hard Assets Producers Index is based on securities’ closing price on local foreign markets (i.e., the value of the Hard Assets Producers Index is not based on fair value prices), the Fund’s ability to track the Hard Assets Producers Index may be adversely affected.

Replication Management Risk. An investment in the Fund involves risks similar to those of investing in any fund of equity securities traded on an exchange, such as market fluctuations caused by such factors as economic and political developments, changes in interest rates and perceived trends in security prices. However, because the Fund is not “actively” managed, unless a specific security is removed from the Hard Assets Producers Index, the Fund generally would not sell a security because the security’s issuer was in financial trouble. Therefore, the Fund’s performance could be lower than other types of mutual funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline.

Risk of Investing in Small- and Medium-Capitalization Companies. Small- and medium-capitalization companies may be more volatile and more likely than large-capitalization companies to have narrower product lines, fewer financial resources, less management depth and experience and less competitive strength. Returns on investments in stocks of small-capitalization and medium-capitalization companies could trail the returns on investments in stocks of large-capitalization companies.

Non-Diversified Risk. The Fund is classified as a “non-diversified” investment company under the 1940 Act. Therefore, the Fund may invest a relatively high percentage of its assets in a smaller number of issuers or may invest a larger proportion of its assets in a single company. As a result, the gains and losses on a single security may have a greater impact on the Fund’s NAV and may make the Fund more volatile than diversified funds.

Concentration Risk. The Fund’s assets will be concentrated in the hard assets industry to the extent the Hard Assets Producers Index concentrates in the hard assets industry. By concentrating its assets in the hard assets industry, the Fund is subject to the

21

MARKET VECTORS RVE HARD ASSETS PRODUCERS ETF (continued)

risk that economic, political or other conditions that have a negative effect on that industry will negatively impact the Fund to a greater extent than if the Fund’s assets were invested in a wider variety of industries.

PERFORMANCE

The bar chart that follows shows how the Fund performed for the last calendar year. The table below the bar chart shows the Fund’s average annual returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by showing the Fund’s performance and by showing how the Fund’s average annual returns for one year compared with the Fund’s benchmark index and a broad measure of market performance. All returns assume reinvestment of dividends and distributions. The Fund’s past performance (before and after income taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at vaneck.com/etf.

Annual Total Returns—Calendar Years

Best Quarter:	+19.68%	2Q ’09
Worst Quarter:	-1.76%	1Q ’09

Average Annual Total Returns for the Periods Ended December 31, 2009

The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	Past One Year	Since Inception (8/29/2008)

Market Vectors RVE Hard Assets Producers ETF (return before taxes)	45.36%	-10.91%
Market Vectors RVE Hard Assets Producers ETF (return after taxes on distributions)	44.99%	-11.15%
Market Vectors RVE Hard Assets Producers ETF (return after taxes on distributions and sale of Fund Shares)	29.49%	-9.39%
The Rogers™-Van Eck Hard Assets Producers Index (reflects no deduction for fees, expenses or taxes)	48.59%	-10.46%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	26.47%	-7.63%

PORTFOLIO MANAGEMENT

Investment Adviser. Van Eck Associates Corporation.

Portfolio Managers. The following individuals are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser	Date Began Managing the Fund

Hao-Hung (Peter) Liao	Portfolio Manager	August 2008
George Cao	Portfolio Manager	August 2008

For important information about the purchase and sale of Fund Shares and tax information, please turn to “Summary Information about Purchases and Sales of Fund Shares and Taxes” on page 29 of this Prospectus.

22

MARKET VECTORS SOLAR ENERGY ETF

INVESTMENT OBJECTIVE

Market Vectors Solar Energy ETF (the “Fund”) seeks to replicate as closely as possible, before fees and expenses, the price and yield performance of the Ardour Solar Energy IndexSM (the “Solar Energy Index”).

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund. When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges, which are not reflected in the table.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.50%
Other Expenses	0.46%
Total Annual Fund Operating Expenses(a)	0.96%
Fee Waivers and Expense Reimbursement(a)	0.30%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement(a)	0.66%

Expense Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example does not take into account brokerage commissions that you pay when purchasing or selling Shares of the Fund.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes that your investment has a 5% annual return and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

YEAR	EXPENSES

1	$67
3	$276
5	$502
10	$1,151

(a)

The Adviser has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expense, offering costs, trading expenses, taxes and extraordinary expenses) from exceeding 0.65% of the Fund’s average daily net assets per year until at least May 1, 2011. During such time, the expense limitation is expected to continue until the Fund’s Board of Trustees acts to discontinue all or a portion of such expense limitation.

PORTFOLIO TURNOVER

The Fund will pay transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, may affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 51% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund normally invests at least 80% of its total assets in equity securities, which may include depositary receipts, of U.S. and foreign companies primarily engaged in the production of solar power. Companies primarily engaged in the production of solar power, which derive at least 50% of their total revenues from the production of solar power and related products and services, include, but are not limited to, producers of solar power and solar power equipment, companies that install and integrate solar power systems and companies which provide the raw materials to solar power equipment producers. Such companies may include small- and medium-capitalization companies. The Fund’s 80% investment policy is non-fundamental and requires 60 days’ prior written notice to shareholders before it can be changed.

The Fund, using a “passive” or indexing investment approach, attempts to approximate the investment performance of the Solar Energy Index by investing in a portfolio of securities that generally replicates the Solar Energy Index. The Adviser expects that, over time, the correlation between the Fund’s performance and that of the Solar Energy Index before fees and expenses will be 95% or better. A figure of 100% would indicate perfect correlation. The Fund normally invests at least 80% of its total assets in securities that comprise the Solar Energy Index.

23

MARKET VECTORS SOLAR ENERGY ETF (continued)

The Fund may also utilize convertible securities and derivative instruments, such as swaps, options, warrants, futures contracts, currency forwards, structured notes and participation notes to seek performance that corresponds to the Solar Energy Index. Investments that have economic characteristics that are substantially identical to the economic characteristics of the component securities of the Solar Energy Index will count towards the 80% investment policy discussed above.

The Fund will concentrate its investments in a particular industry or group of industries to the extent that the Solar Energy Index concentrates in an industry or group of industries.

PRINCIPAL RISKS OF INVESTING IN THE FUND

Risk of Investing in the Solar Energy Industry. Companies engaged in the solar energy industry may be significantly affected by increased competition from new and existing market entrants, technological developments, obsolescence of technology and short product cycles. In addition, the solar energy industry is at a relatively early stage of development and the extent to which solar energy will be widely adopted is uncertain. Companies in this industry may also be significantly affected by general economic conditions such as varying prices and profits, commodity price volatility, changes in exchange rates, imposition of import controls, depletion of resources, fluctuations in energy prices and supply and demand of alternative energy fuels, energy conservation, labor relations and tax and other government regulations. Shares of companies involved in the solar energy industry have historically been more volatile than shares of companies operating in more established industries. Certain valuation methods currently used to value companies involved in the solar energy industry have not been in widespread use for a significant period of time. As a result, the use of these valuation methods may serve to further increase the volatility of certain solar energy company share prices. If government subsidies and economic incentives for alternative energy sources, particularly solar power, are reduced or eliminated, the demand for solar energy may decline and cause corresponding declines in the revenues and profits of companies engaged in the solar energy industry. In addition, changes in U.S., European and other governments’ policies towards solar energy technology also may have an adverse effect on the Fund’s performance.

Risks of Investing in Foreign Securities. Investments in the securities of non-U.S. issuers involve risks beyond those associated with investments in U.S. securities. These additional risks include greater market volatility, the availability of less reliable financial information, higher transactional and custody costs, taxation by foreign governments, decreased market liquidity and political instability. Because the Fund may invest in securities denominated in foreign currencies and some of the income received by the Fund will be in foreign currencies, changes in currency exchange rates may negatively impact the Fund’s returns. In addition, the Fund may invest in depositary receipts which involve similar risks to those associated with investments in foreign securities.

Market Risk. The prices of the securities in the Fund are subject to the risks associated with investing in the stock market, including general economic conditions and sudden and unpredictable drops in value. An investment in the Fund may lose money.

Index Tracking Risk. The Fund’s return may not match the return of the Solar Energy Index for a number of reasons. For example, the Fund incurs a number of operating expenses not applicable to the Solar Energy Index and incurs costs associated with buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Solar Energy Index and raising cash to meet redemptions or deploying cash in connection with newly created Creation Units. Because the Fund bears the costs and risks associated with buying and selling securities while such costs are not factored in to the return of the Solar Index, the Fund’s return may deviate significantly from the return of the Solar Index. In addition, the Fund may not be able to invest in certain securities included in the Solar Index, or invest in them in the exact proportions they represent of the Solar Index, due to legal restrictions or limitations imposed by the governments of certain countries or a lack of liquidity on stock exchanges in which such securities trade. The Fund is expected to value some or all of its investments based on fair value prices. To the extent the Fund calculates its NAV based on fair value prices and the value of Solar Energy Index is based on securities’ closing price on local foreign markets (i.e., the value of the Solar Energy Index is not based on fair value prices), the Fund’s ability to track the Solar Energy Index may be adversely affected.

Replication Management Risk. An investment in the Fund involves risks similar to those of investing in any fund of equity securities traded on an exchange, such as market fluctuations caused by such factors as economic and political developments, changes in interest rates and perceived trends in security prices. However, because the Fund is not “actively” managed, unless a specific security is removed from the Solar Energy Index, the Fund generally would not sell a security because the security’s issuer was in financial trouble. Therefore, the Fund’s performance could be lower than other types of mutual funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline.

Risk of Investing in Small- and Medium-Capitalization Companies. Small- and medium-capitalization companies may be more volatile and more likely than large-capitalization companies to have narrower product lines, fewer financial resources, less management depth and experience and less competitive strength. Returns on investments in stocks of small-capitalization and medium-capitalization companies could trail the returns on investments in stocks of large-capitalization companies.

Non-Diversified Risk. The Fund is classified as a “non-diversified” investment company under the 1940 Act. Therefore, the Fund may invest a relatively high percentage of its assets in a smaller number of issuers or may invest a larger proportion of its assets

24

in a single company. As a result, the gains and losses on a single security may have a greater impact on the Fund’s NAV and may make the Fund more volatile than diversified funds.

Concentration Risk. The Fund’s assets will be concentrated in the solar energy industry to the extent the Solar Energy Index concentrates in the solar energy industry. By concentrating its assets in the solar energy industry, the Fund is subject to the risk that economic, political or other conditions that have a negative effect on that industry will negatively impact the Fund to a greater extent than if the Fund’s assets were invested in a wider variety of industries.

PERFORMANCE

The bar chart that follows shows how the Fund performed for the last calendar year. The table below the bar chart shows the Fund’s average annual returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by showing the Fund’s performance and by showing how the Fund’s average annual returns for one year compared with the Fund’s benchmark index and a broad measure of market performance. All returns assume reinvestment of dividends and distributions. The Fund’s past performance (before and after income taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at vaneck.com/etf.

Annual Total Returns—Calendar Years

Best Quarter	+33.87%	2Q ’09
Worst Quarter	-21.52%	1Q ’09

Average Annual Total Returns for the Periods Ended December 31, 2009

The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	Past One Year	Since Inception (4/21/2008)

Market Vectors Solar Energy ETF (return before taxes)	10.17%	-43.03%
Market Vectors Solar Energy ETF (return after taxes on distributions)	9.96%	-43.10%
Market Vectors Solar Energy ETF (return after taxes on distributions and sale of Fund Shares)	6.61%	-35.38%
The Ardour Solar Energy IndexSM (reflects no deduction for fees, expenses or taxes)	12.61%	-42.69%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	26.47%	-9.92%

PORTFOLIO MANAGEMENT

Investment Adviser. Van Eck Associates Corporation.

Portfolio Managers. The following individuals are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser	Date Began Managing the Fund

Hao-Hung (Peter) Liao	Portfolio Manager	April 2008
George Cao	Portfolio Manager	April 2008

For important information about the purchase and sale of Fund Shares and tax information, please turn to “Summary Information about Purchases and Sales of Fund Shares and Taxes” on page 29 of this Prospectus.

25

MARKET VECTORS STEEL ETF

INVESTMENT OBJECTIVE

Market Vectors Steel ETF (the “Fund”) seeks to replicate as closely as possible, before fees and expenses, the price and yield performance of the NYSE Arca Steel Index (the “Steel Index”).

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund. When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges, which are not reflected in the table.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.50%
Other Expenses	0.09%
Total Annual Fund Operating Expenses(a)	0.59%
Fee Waivers and Expense Reimbursement(a)	0.03%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement(a)	0.56%

Expense Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example does not take into account brokerage commissions that you pay when purchasing or selling Shares of the Fund.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes that your investment has a 5% annual return and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

YEAR	EXPENSES

1	$57
3	$186
5	$326
10	$735

(a)

The Adviser has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expense, offering costs, trading expenses, taxes and extraordinary expenses) from exceeding 0.55% of the Fund’s average daily net assets per year until at least May 1, 2011. During such time, the expense limitation is expected to continue until the Fund’s Board of Trustees acts to discontinue all or a portion of such expense limitation.

PORTFOLIO TURNOVER

The Fund will pay transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, may affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 19% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund normally invests at least 80% of its total assets in common stocks and ADRs of companies involved in the steel industry. The Fund’s 80% investment policy is non-fundamental and requires 60 days’ prior written notice to shareholders before it can be changed.

The Fund, using a “passive” or indexing investment approach, attempts to approximate the investment performance of the Steel Index by investing in a portfolio of securities that generally replicates the Steel Index. The Adviser expects that, over time, the correlation between the Fund’s performance and that of the Steel Index before fees and expenses will be 95% or better. A figure of 100% would indicate perfect correlation. The Fund normally invests at least 80% of its total assets in securities that comprise the Steel Index.

The Fund may also utilize convertible securities and derivative instruments, such as swaps, options, warrants, futures contracts, currency forwards, structured notes and participation notes to seek performance that corresponds to the Steel Index. Investments

26

that have economic characteristics that are substantially identical to the economic characteristics of the component securities of the Steel Index will count towards the 80% investment policy discussed above.

The Fund will concentrate its investments in a particular industry or group of industries to the extent that the Steel Index concentrates in an industry or group of industries.

PRINCIPAL RISKS OF INVESTING IN THE FUND

Risk of Investing in the Steel Industry. Because the Fund primarily invests in stocks and ADRs of companies that are involved in a variety of activities related to steel production, it is subject to certain risks associated with such companies. Competitive pressures may have a significant effect on the financial condition of such companies in the steel industry. Also, these companies are highly dependent on the price of steel. These prices may fluctuate substantially over short periods of time, so the Fund’s Share price may be more volatile than other types of investments. These companies are also affected by changes in government regulation, world events and economic conditions. Companies involved in the steel industry may benefit from government subsidies or certain trade protections. If those subsidies or trade protections are reduced or removed, the profits of companies engaged in the steel industry may be affected, potentially drastically. In addition, these companies are at risk for environmental damage claims.

Market Risk. The prices of the securities in the Fund are subject to the risks associated with investing in the stock market, including general economic conditions and sudden and unpredictable drops in value. An investment in the Fund may lose money.

Index Tracking Risk. The Fund’s return may not match the return of the Steel Index for a number of reasons. For example, the Fund incurs a number of operating expenses not applicable to the Steel Index and incurs costs associated with buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Steel Index and raising cash to meet redemptions or deploying cash in connection with newly created Creation Units. Because the Fund bears the costs and risks associated with buying and selling securities while such costs and risks are not factored into the return of the Steel Index, the Fund’s return may deviate significantly from the return of the Steel Index. In addition, the Fund may not be able to invest in certain securities included in the Steel Index, or invest in them in the exact proportions they represent of the Steel Index, due to legal restrictions or limitations imposed by the governments of certain countries or a lack of liquidity on stock exchanges in which such securities trade.

Replication Management Risk. An investment in the Fund involves risks similar to those of investing in any fund of equity securities traded on an exchange, such as market fluctuations caused by such factors as economic and political developments, changes in interest rates and perceived trends in security prices. However, because the Fund is not “actively” managed, unless a specific security is removed from the Steel Index, the Fund generally would not sell a security because the security’s issuer was in financial trouble. Therefore, the Fund’s performance could be lower than other types of mutual funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline.

Risk of Investing in ADRs. ADRs are issued by U.S. banks or trust companies, and entitle the holder to all dividends and capital gains that are paid out on the underlying foreign shares. With respect to ADRs not included in the Steel Index, the Fund’s investments in ADRs may be less liquid than the underlying shares in their primary trading market and may negatively affect the Fund’s ability to replicate the performance of the Steel Index. In addition, investments in ADRs may increase tracking error.

Non-Diversified Risk. The Fund is classified as a “non-diversified” investment company under the 1940 Act. Therefore, the Fund may invest a relatively high percentage of its assets in a smaller number of issuers or may invest a larger proportion of its assets in a single company. As a result, the gains and losses on a single security may have a greater impact on the Fund’s NAV and may make the Fund more volatile than diversified funds.

Concentration Risk. The Fund’s assets will be concentrated in the steel industry to the extent the Steel Index concentrates in the steel industry. By concentrating its assets in the steel industry, the Fund is subject to the risk that economic, political or other conditions that have a negative effect on that industry will negatively impact the Fund to a greater extent than if the Fund’s assets were invested in a wider variety of industries.

PERFORMANCE

The bar chart that follows shows how the Fund performed for the calendar years shown. The table below the bar chart shows the Fund’s average annual returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by comparing the Fund’s performance from year to year and by showing how the Fund’s average annual returns for one year compared with the Fund’s benchmark index and a broad measure of market performance. All returns assume reinvestment of dividends and distributions. The Fund’s past performance (before and after income taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at vaneck.com/etf.

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MARKET VECTORS STEEL ETF (continued)

Annual Total Returns—Calendar Years

Best Quarter	+53.31%	2Q ’09
Worst Quarter	-50.25%	3Q ’08

Average Annual Total Returns for the Periods Ended December 31, 2009

The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	Past One Year	Since Inception (10/10/2006)

Market Vectors Steel ETF (return before taxes)	112.51%	16.34%
Market Vectors Steel ETF (return after taxes on distributions)	111.35%	15.48%
Market Vectors Steel ETF (return after taxes on distributions and sale of Fund Shares)	73.14%	13.50%
NYSE Arca Steel Index (reflects no deduction for fees, expenses or taxes)	113.32%	16.85%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	26.47%	-3.73%

PORTFOLIO MANAGEMENT

Investment Adviser. Van Eck Associates Corporation.

Portfolio Managers. The following individuals are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser	Date Began Managing the Fund

Hao-Hung (Peter) Liao	Portfolio Manager	October 2006
George Cao	Portfolio Manager	December 2007

For important information about the purchase and sale of Fund Shares and tax information, please turn to “Summary Information about Purchases and Sales of Fund Shares and Taxes” on page 29 of this Prospectus.

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SUMMARY INFORMATION ABOUT PURCHASES AND SALES OF FUND SHARES AND TAXES

PURCHASE AND SALE OF FUND SHARES

The Funds issue and redeem Shares at NAV only in a large specified number of Shares each called a “Creation Unit,” or multiples thereof. A Creation Unit consists of 50,000 Shares.

Individual Shares of a Fund may only be purchased and sold in secondary market transactions through brokers. Shares of the Funds are listed on NYSE Arca, Inc. (“NYSE Arca”) and because Shares trade at market prices rather than NAV, Shares of the Funds may trade at a price greater than or less than NAV.

TAX INFORMATION

Each Fund’s distributions are taxable and will generally be taxed as ordinary income or capital gains.

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ADDITIONAL INFORMATION ABOUT THE FUNDS’ INVESTMENT STRATEGIES AND RISKS

ADDITIONAL INVESTMENT STRATEGIES

The Adviser anticipates that, generally, each Fund will hold all of the securities that comprise its Index in proportion to their weightings in such Index. However, under various circumstances, it may not be possible or practicable to purchase all of those securities in those weightings. In these circumstances, a Fund may purchase a sample of securities in its Index. There also may be instances in which the Adviser may choose to overweight a security in a Fund’s Index, purchase securities not in the Fund’s Index that the Adviser believes are appropriate to substitute for certain securities in such Index or utilize various combinations of other available investment techniques in seeking to replicate as closely as possible, before fees and expenses, the price and yield performance of the a Fund’s Index. Each Fund may sell securities that are represented in its Index in anticipation of their removal from such Index or purchase securities not represented in its Index in anticipation of their addition to such Index.

Each Fund may invest its remaining assets in money market instruments, including repurchase agreements or other funds which invest exclusively in money market instruments, convertible securities, structured notes (notes on which the amount of principal repayment and interest payments are based on the movement of one or more specified factors, such as the movement of a particular stock or stock index), other investment companies, and in swaps, options, futures contracts and currency forwards. Convertible securities and derivative instruments such as swaps, options, warrants, futures contracts, currency forwards, structured notes and participation notes may be used by the Funds in seeking performance that corresponds to its respective Index, and in managing cash flows. The Funds will not invest in money market instruments as part of a temporary defensive strategy to protect against potential stock market declines.

BORROWING MONEY

Each Fund may borrow money from a bank up to a limit of one-third of the market value of its assets for temporary or emergency purposes. To the extent that a Fund borrows money, it will be leveraged; at such times, the Fund will appreciate or depreciate in value more rapidly than its benchmark Index.

FUNDAMENTAL AND NON-FUNDAMENTAL POLICIES

Each Fund’s investment objective and each of the other investment policies are non-fundamental policies that may be changed by the Board of Trustees without shareholder approval, except as noted in the Statement of Additional Information (“SAI”) under the section entitled “Investment Policies and Restrictions—Investment Restrictions.”

LENDING PORTFOLIO SECURITIES

Each Fund may lend its portfolio securities to brokers, dealers and other financial institutions desiring to borrow securities to complete transactions and for other purposes. In connection with such loans, a Fund receives liquid collateral equal to at least 102% of the value of the portfolio securities being loaned. This collateral is marked-to-market on a daily basis. Although a Fund will receive collateral in connection with all loans of its securities holdings, the Fund would be exposed to a risk of loss should a borrower default on its obligation to return the borrowed securities (e.g., the loaned securities may have appreciated beyond the value of the collateral held by the Fund). In addition, a Fund will bear the risk of loss of any cash collateral that it invests.

RISKS OF INVESTING IN THE FUNDS

The following section provides additional information regarding certain of the principal risks identified under “Principal Risks of Investing in the Fund” in each Fund’s “Summary Information” section along with additional risk information. These risks listed below are applicable to all Funds unless otherwise noted.

Risk of Investing in Foreign Securities. Each Fund, except Market Vectors Gold Miners ETF and Market Vectors Steel ETF, may invest in foreign securities. Investments in the securities of non-U.S. issuers involve risks beyond those associated with investments in U.S. securities. These additional risks include greater market volatility, the availability of less reliable financial information, higher transactional and custody costs, taxation by foreign governments, decreased market liquidity and political instability. Foreign issuers are often subject to less stringent requirements regarding accounting, auditing, financial reporting and record keeping than are U.S. issuers, and therefore, not all material information may be available or reliable. Securities exchanges or foreign governments may adopt rules or regulations that may negatively impact a Fund’s ability to invest in foreign securities or may prevent the Fund from repatriating its investments. In addition, a Fund may not receive shareholder communications or be permitted to vote the securities that it holds, as the issuers may be under no legal obligation to distribute shareholder communications.

Because a Fund may invest in securities denominated in foreign currencies and some of the income received by the Fund will be in foreign currencies, changes in currency exchange rates may negatively impact the Fund’s returns. The values of the currencies of the countries in which a Fund may invest may be subject to a high degree of fluctuation due to changes in interest rates, the effects of monetary policies issued by the United States, foreign governments, central banks or supranational entities, the imposition of currency controls or other national or global political or economic developments. Therefore, a Fund’s exposure to foreign currencies may result in reduced returns to the Fund. Moreover, a Fund may incur costs in connection with conversions

30

between U.S. dollars and foreign currencies. Each Fund may, but is not obligated to, invest in derivative instruments to lock in certain currency exchange rates from time to time.

In addition, each Fund may invest in depositary receipts which involve similar risks to those associated with investments in foreign securities. The issuers of certain depositary receipts are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities. Investment in depositary receipts may be less liquid than the underlying shares in their primary trading market and may negatively affect a Fund’s ability to replicate the performance of its Index. In addition, investments in depositary receipts may lead to tracking error.

Index Tracking Risk. Each Fund’s return may not match the return of its Index for a number of reasons. For example, a Fund incurs a number of operating expenses not applicable to its Index and incurs costs associated with buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of its Index and raising cash to meet redemptions or deploying cash in connection with newly created Creation Units. A Fund’s return may also deviate significantly from the return of its Index because the Fund bears the costs and risks associated with buying and selling securities while such costs and risks are not factored into the return of its Index. A Fund may not be fully invested at times either as a result of cash flows into the Fund or reserves of cash held by the Fund to meet redemptions and pay expenses. In addition, a Fund may not be able to invest in certain securities included in its Index, or invest in them in the exact proportions they represent of its Index, due to legal restrictions or limitations imposed by the governments of certain countries or a lack of liquidity on stock exchanges in which such securities trade. Moreover, a Fund may be delayed in purchasing or selling securities included in its Index. Any issues a Fund encounters with regard to currency convertibility (including the cost of borrowing funds, if any) and repatriation may also increase the index tracking risk.

Each Fund, except Market Vectors Gold Miners ETF and Market Vectors Steel ETF, is expected to fair value most or all of the foreign securities it holds. See “Shareholder Information—Determination of NAV.” To the extent a Fund calculates its NAV based on fair value prices and the value of its Index is based on securities’ closing price on local foreign markets (i.e., the value of its Index is not based on fair value prices), the Fund’s ability to track its Index may be adversely affected. The need to comply with the diversification and other requirements of the 1940 Act and the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”) may also impact a Fund’s ability to replicate the performance of its Index. In addition, if a Fund utilizes depositary receipts and other derivative instruments, its return may not correlate as well with its Index as would be the case if the Fund purchased all the securities in its Index directly.

Replication Management Risk. Unlike many investment companies, the Funds are not “actively” managed. Therefore, unless a specific security is removed from its Index, a Fund generally would not sell a security because the security’s issuer is in financial trouble. If a specific security is removed from a Fund’s Index, the Fund may be forced to sell such security at an inopportune time or for prices other than at current market values. An investment in a Fund involves risks similar to those of investing in any fund of equity securities traded on an exchange, such as market fluctuations caused by such factors as economic and political developments, changes in interest rates and perceived trends in security prices. Each Fund’s Index may not contain the appropriate or a diversified mix of securities for any particular economic cycle. The timing of changes in a Fund from one type of security to another in seeking to replicate its Index could have a negative effect on the Fund. Unlike with an actively managed fund, the Adviser does not use techniques or defensive strategies designed to lessen the effects of market volatility or to reduce the impact of periods of market decline. This means that, based on market and economic conditions, a Fund’s performance could be lower than other types of mutual funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline.

Non-Diversified Risk. Each Fund is a separate investment portfolio of Market Vectors ETF Trust (the “Trust”), which is an open-end investment company registered under the 1940 Act. Each Fund is classified as a “non-diversified” investment company under the 1940 Act. As a result, each Fund is subject to the risk that it will be more volatile than a diversified fund because the Fund may invest its assets in a smaller number of issuers or may invest a larger proportion of its assets in a single issuer. As a result, the gains and losses on a single security may have a greater impact on a Fund’s NAV and may make the Fund more volatile than diversified funds.

Concentration Risk. A Fund’s assets will be concentrated in a particular sector or sectors or industry or group of industries to the extent that its respective Index concentrates in a particular sector or sectors or industry or group of industries. The securities of many or all of the companies in the same sector or industry may decline in value due to developments adversely affecting such sector or industry. By concentrating its assets in a particular sector or sectors or industry or group of industries, a Fund is subject to the risk that economic, political or other conditions that have a negative effect on that sector or industry will negatively impact the Fund to a greater extent than if the Fund’s assets were invested in a wider variety of sectors or industries.

Risk of Investing in Small- and Medium-Capitalization Companies. Each Fund may invest in small- and medium-capitalization companies and, therefore will be subject to certain risks associated with small- and medium-capitalization companies. These

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ADDITIONAL INFORMATION ABOUT THE FUNDS’ INVESTMENT STRATEGIES AND RISKS (continued)

companies are often subject to less analyst coverage and may be in early and less predictable periods of their corporate existences, with little or no record of profitability. In addition, these companies often have greater price volatility, lower trading volume and less liquidity than larger more established companies. These companies tend to have smaller revenues, narrower product lines, less management depth and experience, smaller shares of their product or service markets, fewer financial resources and less competitive strength than large-capitalization companies.

Risk of Investing in Micro-Capitalization Companies. Market Vectors Junior Gold Miners ETF may invest in micro-capitalization companies. These companies are subject to substantially greater risks of loss and price fluctuations because their earnings and revenues tend to be less predictable (and some companies may be experiencing significant losses), and their share prices tend to be more volatile and their markets less liquid than companies with larger market capitalizations. Micro-capitalization companies may be newly formed or in the early stages of development, with limited product lines, markets or financial resources and may lack management depth. In addition, there may be less public information available about these companies. The shares of micro-capitalization companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the future ability to sell these securities. Also, it may take a long time before the Fund realizes a gain, if any, on an investment in a micro-capitalization company.

Risk of Investing in Derivatives. Derivatives are financial instruments, such as swaps, options, warrants, futures contracts, currency forwards and participation notes, whose values are based on the value of one or more indicators, such as a security, asset, currency, interest rate, or index. A Fund’s use of derivatives involves risks different from, and possibly greater than, the risks associated with investing directly in securities and other more traditional investments. Moreover, although the value of a derivative is based on an underlying indicator, a derivative does not carry the same rights as would be the case if a Fund invested directly in the underlying securities.

Derivatives are subject to a number of risks, such as potential changes in value in response to market developments or as a result of the counterparty’s credit quality and the risk that a derivative transaction may not have the effect the Adviser anticipated. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value of a derivative may not correlate perfectly with the underlying indicator. Derivative transactions can create investment leverage, may be highly volatile, and a Fund could lose more than the amount it invests. The use of derivatives may increase the amount and affect the timing and character of taxes payable by shareholders of a Fund.

Many derivative transactions are entered into “over-the-counter” (not on an exchange or contract market); as a result, the value of such a derivative transaction will depend on the ability and the willingness of a Fund’s counterparty to perform its obligations under the transaction. If a counterparty were to default on its obligations, a Fund’s contractual remedies against such counterparty may be subject to bankruptcy and insolvency laws, which could affect the Fund’s rights as a creditor (e.g., the Fund may not receive the net amount of payments that it is contractually entitled to receive). A liquid secondary market may not always exist for a Fund’s derivative positions at any time.

Relationship to Gold and Silver Bullion (Market Vectors Gold Miners ETF and Market Vectors Junior Gold Miners ETF only). The Junior Gold Miners Index generally measures the performance of publicly traded companies of small—and medium—capitalization that are involved primarily in the mining of gold and/or silver, as well as gold and silver shares. It does not measure the performance of gold and silver bullion itself. The Gold Miners Index measures the performance of gold shares and not gold bullion. Securities related to gold and silver may under—or over—perform gold and silver bullion, respectively, over the short-term or the long-term.

Leverage Risk. To the extent that a Fund borrows money or utilizes certain derivatives, it may be leveraged. Leveraging generally exaggerates the effect on NAV of any increase or decrease in the market value of a Fund’s portfolio securities.

Short History of an Active Market/No Guarantee of Active Trading Market. Certain Funds are recently organized series of an investment company. While Shares are listed on NYSE Arca, there can be no assurance that active trading markets for the Shares will be maintained, especially for recently organized Funds. Van Eck Securities Corporation, the distributor of each Fund’s Shares (the “Distributor”), does not maintain a secondary market in the Shares.

Trading Issues. Trading in Shares on NYSE Arca may be halted due to market conditions or for reasons that, in the view of NYSE Arca, make trading in Shares inadvisable. In addition, trading in Shares on NYSE Arca is subject to trading halts caused by extraordinary market volatility pursuant to NYSE Arca’s “circuit breaker” rules. There can be no assurance that the requirements of NYSE Arca necessary to maintain the listing of a Fund will continue to be met or will remain unchanged.

Fluctuation of NAV. The NAV of the Shares will fluctuate with changes in the market value of a Fund’s securities holdings. The market prices of Shares will fluctuate in accordance with changes in NAV and supply and demand on NYSE Arca. The Adviser cannot predict whether Shares will trade below, at or above their NAV. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for Shares will be closely related to, but not identical to, the same forces influencing the prices of the securities of each Fund’s Index trading individually or in the aggregate at any point

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in time. However, given that Shares can be created and redeemed daily in Creation Units at NAV (unlike shares of closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their NAV), the Adviser believes that large discounts or premiums to the NAV of the Shares are not likely to be sustained over the long- term. In addition, disruptions to creations and redemptions or the existence of extreme market volatility may result in trading prices that differ significantly from NAV. If a shareholder purchases Shares at a time when the market price is at a premium to the NAV or sells Shares at a time when the market price is at a discount to the NAV, the shareholder may sustain losses.

TAX ADVANTAGED PRODUCT STRUCTURE

Unlike many conventional mutual funds which are only bought and sold at closing NAVs, the Shares have been designed to be tradable in a secondary market on an intra-day basis and to be created and redeemed in-kind in Creation Units at each day’s market close. These in-kind arrangements are designed to protect ongoing shareholders from adverse effects on a Fund’s portfolio that could arise from frequent cash purchase and redemption transactions that affect the NAV of the Fund. Moreover, in contrast to conventional mutual funds, where frequent redemptions can have an adverse tax impact on taxable shareholders because of the need to sell portfolio securities which, in turn, may generate taxable gain, the in-kind redemption mechanism of the Funds, to the extent used, generally is not expected to lead to a tax event for shareholders.

PORTFOLIO HOLDINGS

A description of each Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s SAI.

MANAGEMENT OF THE FUNDS

Board of Trustees. The Board of Trustees of the Trust has responsibility for the general oversight of the management of the Funds, including general supervision of the Adviser and other service providers, but is not involved in the day-to-day management of the Trust. A list of the Trustees and the Trust officers, and their present positions and principal occupations, is provided in the Funds’ SAI.

Investment Adviser. Under the terms of an Investment Management Agreement between the Trust and Van Eck Associates Corporation with respect to Market Vectors Gold Miners ETF (the “Gold Miners Investment Management Agreement”) and an Investment Management Agreement between the Trust and Van Eck Associates Corporation with respect to each of the other Funds (the “Investment Management Agreement” and, together with the Gold Miners Investment Management Agreement, the “Investment Management Agreements”), Van Eck Associates Corporation serves as the adviser to each Fund and, subject to the supervision of the Board of Trustees, is responsible for the day-to-day investment management of the Funds. Under the Gold Miners Investment Management Agreement (but not the Investment Management Agreement), the Adviser is obligated to provide certain fund accounting services to Market Vectors Gold Miners ETF. As of March 31, 2010, the Adviser managed approximately $21.4 billion in assets. The Adviser has been an investment adviser since 1955 and also acts as adviser or sub-adviser to other exchange-traded funds, mutual funds, hedge funds, pension plans and other investment accounts. The Adviser’s principal business address is 335 Madison Avenue, 19th Floor, New York, New York 10017.

A discussion regarding the Board of Trustees’ approval of the Investment Management Agreement is available in the Trust’s semi-annual report for the period ended June 30, 2009.

For the services provided to each Fund under the relevant Investment Management Agreement, each Fund pays the Adviser monthly fees based on a percentage of each Fund’s average daily net assets at the annual rate of 0.50%. From time to time, the Adviser may waive all or a portion of its fee. Until at least May 1, 2011, the Adviser has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of each Fund (excluding interest expense, offering costs, trading expenses, taxes and extraordinary expenses) from exceeding 0.53% (with respect to Market Vectors Gold Miners ETF), 0.55% (with respect to Market Vectors Steel ETF), 0.56% (with respect to Market Vectors Agribusiness EFT),0.59% (with respect to Market Vectors Coal ETF and Market Vectors Junior Gold Miners ETF), 0.62% (with respect to Market Vectors Global Alternative Energy ETF and Market Vectors Nuclear Energy ETF) and 0.65% (with respect to Market Vectors RVE Hard Assets Producers ETF and Market Vectors Solar Energy ETF) of its average daily net assets per year. Offering costs excluded from the expense caps are: (a) legal fees pertaining to a Fund’s Shares offered for sale; (b) SEC and state registration fees; and (c) initial fees paid for Shares of a Fund to be listed on an exchange.

Each Fund is responsible for all of its expenses, including the investment advisory fees, costs of transfer agency, custody, legal, audit and other services, interest, taxes, any distribution fees or expenses, offering fees or expenses and extraordinary expenses.

Administrator, Custodian and Transfer Agent. Van Eck Associates Corporation is the administrator for the Funds (the “Administrator”), and The Bank of New York Mellon is the custodian of the Funds’ assets and provides transfer agency and fund accounting services to the Funds. The Administrator is responsible for certain clerical, recordkeeping and/or bookkeeping services which are provided pursuant to the Investment Management Agreement.

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ADDITIONAL INFORMATION ABOUT THE FUNDS’ INVESTMENT STRATEGIES AND RISKS (continued)

Distributor. Van Eck Securities Corporation is the distributor of the Shares. The Distributor will not distribute Shares in less than Creation Units, and does not maintain a secondary market in the Shares. As noted in the section entitled “Shareholder Information—Buying and Selling Exchange-Traded Shares,” the Shares are traded in the secondary market.

PORTFOLIO MANAGERS

The portfolio managers who currently share joint responsibility for the day-to-day management of each Fund’s portfolio are Hao-Hung (Peter) Liao and George Cao. Mr. Liao has been employed by the Adviser since the summer of 2004. Mr. Liao also serves as a portfolio manager for certain other investment companies advised by the Adviser. Mr. Cao has been employed by the Adviser since December 2007. Prior to joining the Adviser, he served as a Senior Finance Associate followed by Controller of Operations Administrations Division and Corporate Safety for United Airlines. He also served as a Management Consultant to PricewaterhouseCoopers LLP as well as a Financial Analyst for SAM Distribution Co. Ltd. See the Funds’ SAI for additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and their respective ownership of Shares of each Fund.

SHAREHOLDER INFORMATION

DETERMINATION OF NAV

The NAV per Share for each Fund is computed by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of Shares outstanding. Expenses and fees, including the management fee, are accrued daily and taken into account for purposes of determining NAV. The NAV of each Fund is determined each business day as of the close of trading (ordinarily 4:00 p.m. Eastern time) on the New York Stock Exchange (“NYSE”). Any assets or liabilities denominated in currencies other than the U.S. dollar are converted into U.S. dollars at the current market rates on the date of valuation as quoted by one or more sources.

The values of each Fund’s portfolio securities are based on the securities’ closing prices on local markets when available. If a security’s market price is not readily available or does not otherwise accurately reflect the market value of the security at the time a Fund calculates its NAV, the security will be valued by another method that the Adviser believes will better reflect the security’s market value in accordance with the Trust’s valuation policies and procedures approved by the Board of Trustees. Each Fund may use fair value pricing in a variety of circumstances, including but not limited to, situations when the value of a security in the Fund’s portfolio has been materially affected by events occurring after the close of the market on which the security is principally traded (such as a corporate action or other news that may materially affect the price of a security) or trading in a security has been suspended or halted. In addition, each Fund that holds foreign equity securities currently expects that it will fair value most or all of such securities held by the Fund each day the Fund calculates its NAV. Accordingly, a Fund’s NAV is expected to reflect certain portfolio securities’ fair values rather than their market prices at the time the exchanges on which they principally trade close. Fair value pricing involves subjective judgments and it is possible that a fair value determination for a security is materially different than the value that could be realized upon the sale of the security. In addition, fair value pricing could result in a difference between the prices used to calculate a Fund’s NAV and the prices used by such Fund’s Index. This may adversely affect a Fund’s ability to track its Index. With respect to securities that are primarily listed on foreign exchanges, the value of a Fund’s portfolio securities may change on days when you will not be able to purchase or sell your Shares.

BUYING AND SELLING EXCHANGE-TRADED SHARES

The Shares of the Funds are listed on NYSE Arca. If you buy or sell Shares in the secondary market, you will incur customary brokerage commissions and charges and may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction. In times of severe market disruption or low trading volume in a Fund’s Shares, this spread can increase significantly. It is anticipated that the Shares will trade in the secondary market at prices that may differ to varying degrees from the NAV of the Shares. Given, however, that Shares can be created and redeemed daily in Creation Units, the Adviser believes that large discounts and premiums to NAV should not be sustained for very long.

The Depository Trust Company (“DTC”) serves as securities depository for the Shares. (The Shares may be held only in book-entry form; stock certificates will not be issued.) DTC, or its nominee, is the record or registered owner of all outstanding Shares. Beneficial ownership of Shares will be shown on the records of DTC or its participants (described below). Beneficial owners of Shares are not entitled to have Shares registered in their names, will not receive or be entitled to receive physical delivery of certificates in definitive form and are not considered the registered holder thereof. Accordingly, to exercise any rights of a holder of Shares, each beneficial owner must rely on the procedures of: (i) DTC; (ii) “DTC Participants,” i.e., securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC; and (iii) “Indirect Participants,” i.e., brokers, dealers, banks and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly, through which such beneficial owner holds its interests. The Trust understands that under existing industry practice, in the event the Trust requests any action of holders of

34

Shares, or a beneficial owner desires to take any action that DTC, as the record owner of all outstanding Shares, is entitled to take, DTC would authorize the DTC Participants to take such action and that the DTC Participants would authorize the Indirect Participants and beneficial owners acting through such DTC Participants to take such action and would otherwise act upon the instructions of beneficial owners owning through them. As described above, the Trust recognizes DTC or its nominee as the owner of all Shares for all purposes. For more information, see the section entitled “Book Entry Only System” in the Funds’ SAI.

Market Timing and Related Matters. The Funds impose no restrictions on the frequency of purchases and redemptions. The Board of Trustees considered the nature of each Fund (i.e., a fund whose shares are expected to trade intra-day), that each Fund fair values all or a substantial portion of its securities, that the Adviser monitors the trading activity of authorized participants for patterns of abusive trading, and that the Funds reserve the right to reject orders that may be disruptive to the management of or otherwise not in the Funds’ best interests. Given this structure, the Board of Trustees determined that it is not necessary to impose restrictions on the frequency of purchases and redemptions for the Funds at the present time.

DISTRIBUTIONS

Net Investment Income and Capital Gains. As a shareholder of a Fund, you are entitled to your share of such Fund’s distributions of net investment income and net realized capital gains on its investments. Each Fund pays out substantially all of its net earnings to its shareholders as “distributions.”

Each Fund typically earns income dividends from stocks and interest from debt securities. These amounts, net of expenses, are typically passed along to Fund shareholders as dividends from net investment income. Each Fund realizes capital gains or losses whenever it sells securities. Net capital gains are distributed to shareholders as “capital gain distributions.”

Net investment income and net capital gains are typically distributed to shareholders at least annually. Dividends may be declared and paid more frequently to improve index tracking or to comply with the distribution requirements of the Internal Revenue Code. In addition, a Fund may determine to distribute at least annually amounts representing the full dividend yield net of expenses on the underlying investment securities, as if the Fund owned the underlying investment securities for the entire dividend period, in which case some portion of each distribution may result in a return of capital, which, for tax purposes, is treated as a return on your investment in Shares. You will be notified regarding the portion of the distribution which represents a return of capital.

Distributions in cash may be reinvested automatically in additional Shares of a Fund only if the broker through which you purchased Shares makes such option available.

TAX INFORMATION

As with any investment, you should consider how your Fund investment will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in a Fund, including the possible application of foreign, state and local taxes. Unless your investment in a Fund is through a tax-exempt entity or tax-deferred retirement account, such as a 401(k) plan, you need to be aware of the possible tax consequences when: (i) the Fund makes distributions, (ii) you sell Shares in the secondary market or (iii) you create or redeem Creation Units.

Taxes on Distributions. As noted above, each Fund expects to distribute net investment income at least annually, and any net realized long-term or short-term capital gains annually. Each Fund may also pay a special distribution at any time to comply with U.S. federal tax requirements.

In general, your distributions are subject to U.S. federal income tax when they are paid, whether you take them in cash or reinvest them in a Fund. Distributions of net investment income are generally taxable as ordinary income. Taxes on distributions of capital gains are determined by how long a Fund owned the investments that generated them, rather than how long you have owned your Shares. Distributions of net short-term capital gains in excess of net long—term capital losses, if any, are generally taxable as ordinary income. Distributions of net long-term capital gains in excess of net short-term capital losses, if any, that are properly designated as capital gain dividends are generally taxable as long- term capital gains. Long-term capital gains of non-corporate shareholders are taxable at a maximum rate of 15%. Absent further legislation, the maximum tax rate on long-term capital gains of non-corporate shareholders will return to 20% for taxable years beginning after December 31, 2010.

For taxable years beginning before January 1, 2011, the Funds may receive dividends, the distribution of which the Fund may designate as qualified dividends. In the event that a Fund receives such a dividend and designates the distribution of such dividend as a qualified dividend, the dividend may be taxed at the maximum capital gains rate, provided holding period and other requirements are met at both the shareholder and the Fund level.

Distributions in excess of a Fund’s current and accumulated earnings and profits are treated as a tax-free return of your investment to the extent of your basis in the Shares, and generally as capital gain thereafter. A return of capital, which for tax purposes is treated as a return of your investment, reduces your basis in Shares, thus reducing any loss or increasing any gain

35

ADDITIONAL INFORMATION ABOUT THE FUNDS’ INVESTMENT STRATEGIES AND RISKS (continued)

on a subsequent taxable disposition of Shares. A distribution will reduce a Fund’s NAV per Share and may be taxable to you as ordinary income or capital gain even though, from an economic standpoint, the distribution may constitute a return of capital.

Dividends, interest and gains from non-U.S. investments of a Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may, in some cases, reduce or eliminate such taxes.

If more than 50% of a Fund’s total assets at the end of its taxable year consist of foreign securities, the Fund may elect to “pass through” to its investors certain foreign income taxes paid by the Fund, with the result that each investor will (i) include in gross income, as an additional dividend, even though not actually received, the investor’s pro rata share of the Fund’s foreign income taxes, and (ii) either deduct (in calculating U.S. taxable income) or credit (in calculating U.S. federal income), subject to certain limitations, the investor’s pro rata share of the Fund’s foreign income taxes.

If you are not a citizen or resident alien of the United States, a Fund’s ordinary income dividends (which include distributions of net short-term capital gains) will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies or unless such income is effectively connected with a U.S. trade or business. Furthermore, for taxable years beginning before January 1, 2010 (or a later date if extended by the U.S. Congress), a Fund may, under certain circumstances, designate all or a portion of a dividend as an “interest related dividend” or a “short-term capital gain dividend.” An interest-related dividend that is received by a nonresident alien or foreign entity generally would be exempt from the 30% U.S. withholding tax, provided certain other requirements are met. A short term capital gain dividend that is received by a nonresident alien or foreign entity generally would be exempt from the 30% U.S. withholding tax, unless the foreign person is a nonresident alien individual present in the United States for a period or periods aggregating 183 days or more during the taxable year. The Funds do not expect to pay significant amounts of interest related dividends. Each Fund may also determine to not make designations of any interest related dividends or short-term capital gain dividends, which would result in withholding on such distributions. Nonresident shareholders are urged to consult their own tax advisers concerning the applicability of the U.S. withholding tax.

Each Fund may be required to withhold a percentage of your distributions and proceeds if you have not provided a taxpayer identification number or social security number or otherwise established a basis for exemption from backup withholding. The backup withholding rate for individuals is currently 28%. This is not an additional tax and may be refunded, or credited against your U.S. federal income tax liability, provided certain required information is furnished to the Internal Revenue Service.

Taxes on the Sale of Exchange Listed Shares. Currently, any capital gain or loss realized upon a sale of Shares is generally treated as long term capital gain or loss if the Shares have been held for more than one year and as a short term capital gain or loss if held for one year or less. However, any capital loss on a sale of Shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such Shares. The ability to deduct capital losses may be limited.

Taxes on In-Kind Creations and In-Kind Redemptions of Creation Units. To the extent a person exchanges securities or securities and cash for Creation Units, such person generally will recognize a gain or loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time of exchange and the sum of the exchanger’s aggregate basis in the securities surrendered and the amount of any cash paid for such Creation Units. A person who exchanges Creation Units for securities or securities and cash will generally recognize a gain or loss equal to the difference between the exchanger’s basis in the Creation Units and the sum of the aggregate market value of the securities received and the amount of any cash received for such Creation Units. The Internal Revenue Service, however, may assert that a loss realized upon an exchange of primarily securities for Creation Units cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position. Persons exchanging primarily securities for Creation Units or redeeming Creation Units should consult their own tax adviser with respect to whether wash sale rules apply and when a loss might be deductible and the tax treatment of any creation or redemption transaction.

Under current U.S. federal income tax laws, any capital gain or loss realized upon a redemption (or creation) of Creation Units is generally treated as long-term capital gain or loss if the Shares (or securities surrendered) have been held for more than one year and as a short-term capital gain or loss if the Shares (or securities surrendered) have been held for one year or less.

If you create or redeem Creation Units, you will be sent a confirmation statement showing how many Shares you created or sold and at what price.

The foregoing discussion summarizes some of the consequences under current U.S. federal income tax law of an investment in a Fund. It is not a substitute for personal tax advice. Consult your own tax advisor about the potential tax consequences of an investment in a Fund under all applicable tax laws.

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INDEX PROVIDERS

The Agribusiness Index and Nuclear Energy Index are published by Deutsche Börse AG. The Gold Miners Index and Steel Index are published by NYSE Euronext. The Junior Gold Miners Index is published by 4asset-management GmbH (“4asset”). The Hard Assets Producers Index is published by S-Network Global Indexes, LLC (“S-Network”). The Ardour Global Index and Solar Energy Index are published by Ardour Global Indexes LLC (“Ardour”). The Coal Index is published by Stowe Global Indexes LLC (“Stowe”).

Deutsche Börse AG, NYSE Euronext, 4asset, Ardour and Stowe are referred to herein as the “Index Providers.” The Index Providers do not sponsor, endorse, or promote the Funds and bear no liability with respect to the Funds or any security.

37

DAXGLOBAL® AGRIBUSINESS INDEX

The Agribusiness Index is intended to give investors an efficient, modified market capitalization weighted investment designed to track the movements of securities of companies involved in the agriculture business that are traded on leading global exchanges. The Agribusiness Index contains five major sub sectors: agriproduct operations, livestock operations, agricultural chemicals, agricultural equipment and ethanol/biodiesel. The Agribusiness Index is comprised of common stocks and depositary receipts that are listed for trading on major stock exchanges around the world. The Agribusiness Index divisor was initially determined to yield a benchmark value of 100.00 at the close of trading on December 28, 2001. The Agribusiness Index is calculated and maintained by Deutsche Börse AG. The value of the Agribusiness Index is disseminated every 15 seconds over the Consolidated Tape Association’s Network B between the hours of approximately 9:30 a.m. and 4:15 p.m. (New York time). Only companies with market capitalizations greater than $180 million that have a worldwide average daily trading value of at least $1.2 million (over the past six months as well as over each of the past two months) and have maintained a monthly aggregated trading volume of 300,000 shares over each of the past six months are eligible for inclusion in the Agribusiness Index. For companies already included in the Agribusiness Index, the market capitalization need only be greater than $120 million, while the average trading volume must be at least $800,000. The average daily trading value needs to be greater than $0.8 million (over the past six months) while the average daily value traded criteria for each of the last two months is not applied for companies already included in the Agribusiness Index.

As of March 31, 2010, the Agribusiness Index included 45 securities if companies with a market capitalization range of between approximately $516.5 million and $38.9 billion and an average market capitalization of $8.0 billion.

The Agribusiness Index is calculated using a modified market capitalization weighting methodology. The Agribusiness Index is weighted based on the market capitalization of each of its component securities, modified to conform to the following asset diversification requirements, which are applied in conjunction with the scheduled quarterly adjustments to the Agribusiness Index:

(1)	the weight of any single component security may not account for more than 8% of the total value of the Agribusiness Index;

(2)

the aggregate weight of those component securities which individually represent more than 5% of the total value of the Agribusiness Index may not account for more than 40% of the total Agribusiness Index value; and

(3)	no other component securities will individually represent more than 4.5% of the total value of the Agribusiness Index.

The universe of potential securities eligible for inclusion in the Agribusiness Index are reviewed semiannually (generally, the third Friday of March and September) so that the Agribusiness Index components continue to represent the universe of all relevant sub-sectors. Deutsche Börse AG may at any time and from time to time change the number of securities comprising the group by adding or deleting one or more securities, or replace one or more securities contained in the group with one or more substitute securities of its choice, if in Deutsche Börse AG’s discretion such addition, deletion or substitution is necessary or appropriate to maintain the quality and/or character of the Agribusiness Index. Changes to the component share weights of the Agribusiness Index will typically take effect on the third Friday of each calendar quarter month in connection with the quarterly index rebalance.

38

STOWE COAL INDEXSM

The Coal Index is a rules based index intended to give investors a means of tracking the overall performance of a global universe of listed companies engaged in the coal industry. The Coal Index is a modified capitalization weighted, float adjusted index comprised of publicly traded companies engaged in the mining of coal and/or related activities, including coal transportation, the manufacture of coal mining equipment and the production of clean coal. The Coal Index strives to include all companies worldwide that are principally engaged (derive greater than 50% of revenues from sources listed above) in the coal industry.

Constituent stocks must have a market capitalization of greater than $200 million on a rebalancing date to be added to the Coal Index. Stocks whose market capitalizations fall below $100 million as of any rebalancing date will be deleted from the Coal Index. Stocks must have a three-month average daily turnover greater than $1 million to be included in the Coal Index. Only shares that trade on a recognized domestic or international stock exchange may qualify (e.g., National Stock Market stocks must be “reported securities” under Rule 11Aa3-1 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Similar criteria and standards apply to stocks with foreign listings).

As of March 31, 2010, the Coal Index included 39 securities of companies with a market capitalization range of between approximately $194.18 million and $84.51 billion and an average market capitalization of $6.20 billion.

The Coal Index is calculated and maintained by Standard & Poor’s Custom Indices (“S&P”) on behalf of Stowe. Index values are calculated daily, except Saturdays and Sundays, and are distributed over the Consolidated Tape Association’s Network B between the hours of approximately 9:30 a.m. and 4:15 p.m. (New York time), under the symbol “COAL.” Index values are disseminated every 15 seconds.

The Coal Index is calculated using a capitalization weighting methodology, adjusted for float, which is modified so as to ensure compliance with the diversification requirements of Subchapter M of the Internal Revenue Code. The Coal Index is reconstituted quarterly, at the close of business on the third Friday of each calendar quarter, and companies are added and/or deleted based upon the Coal Index eligibility criteria. Companies with recent stock exchange listings, i.e., recent initial public offerings, may be added to the Coal Index on any rebalancing date, provided the companies meet all eligibility criteria and have been trading for more than 22 trading days. The share weights of the Coal Index components are adjusted on each rebalancing date.

Rebalancing data, including constituent weights and related information, is posted on the Coal Index’s web site prior to the start of trading on the first business day following the third Friday of the calendar quarter. A press announcement identifying additions and deletions to the Coal Index is issued on the Wednesday prior to a rebalancing date. Share weights of the constituents remain constant between quarters except in the event of certain types of corporate actions, including stock splits and reverse stock splits. Share weights of the Coal Index are not adjusted between rebalancing dates for shares issued or shares repurchased.

39

ARDOUR GLOBAL INDEXSM (EXTRA LIQUID)

The Ardour Global Index is a rules based index intended to give investors a means of tracking the overall performance of a global universe of listed companies engaged in the alternative energy industry. The Ardour Global IndexSM (Composite) (the “AGI Composite Index”) is a modified capitalization weighted, float adjusted index comprised of publicly traded companies engaged in the production of alternative fuels and/or technologies related to the production of alternative energy power (the “AGI Industry”). The AGI Composite Index strives to be inclusive of all companies worldwide that are principally engaged in alternative energy. The Ardour Global Index was determined to yield a benchmark value of approximately 2000 at its inception date, which was the close of trading on December 31, 1999. The Ardour Global Index represents the 30 stocks in the AGI Composite Index with the highest average daily trading volume value and market capitalization. Stocks must have a market capitalization of greater than $100 million on a rebalancing date to be included in the Ardour Global Index. Stocks whose market capitalizations fall below $50 million as of any rebalancing date will be deleted from the Ardour Global Index. Stocks must have a three-month average daily trading price greater than $1.00 per share to be included in the AGI Composite Index.

As of March 31, 2010, the Ardour Global Index included 30 securities of companies with a market capitalization range of between approximately $562.47 million and $17.58 billion and an average market capitalization of $4.32 billion.

The Ardour Global Index and AGI Composite Index are each calculated and maintained by Dow Jones Indexes on behalf of Ardour. Index values are calculated daily, except Saturdays and Sundays, and are distributed over the Consolidated Tape Association’s Network B between the hours of approximately 9:30 a.m. and 4:15 p.m. (New York time), under the symbol “AGIXL.” Index values are disseminated every 15 seconds. The Ardour Global Index includes stocks of companies engaged in the entire chain of alternative energy production, including alternative energy fuels and resources (solar, wind, bio-fuels, water and geothermal), environmental technologies, energy efficiency and enabling technologies. Only companies which are “principally engaged” in the business of alternative energy, i.e., derive over 50% of their total revenues from the industry are eligible. Only shares that trade on a recognized domestic or international stock exchange may qualify (e.g., National Stock Market stocks must be “reported securities” under Rule 11Aa3-1 of the Exchange Act. Similar criteria and standards apply to stocks with foreign listings.) Companies with R-Score (average three-month daily trading volume value (in thousands) divided by average three-month market capitalization (in millions)) of less than 25% of its total market capitalization, based on its average daily share volume for the three calendar months prior to inclusion, shall not be eligible for inclusion in the AGI Composite Index and therefore ineligible for inclusion in the Ardour Global Index.

The Ardour Global Index is calculated using a capitalization weighting methodology, adjusted for float. Ardour Global Index weightings may be modified so as to ensure compliance with the diversification requirements of Subchapter M of the Internal Revenue Code. The Ardour Global Index (and the AGI Composite Index) is rebalanced quarterly, at the close of business on the third Friday of each calendar quarter. The share weights of Ardour Global Index components are adjusted on each rebalancing date, and new companies (IPOs) may be added to the Ardour Global Index on any rebalancing date, provided the companies meet all eligibility criteria and have been trading for more than 22 trading days. The Ardour Global Index is reconstituted semi-annually on the dates of the June and December rebalancings and companies are added and/or deleted based upon the Ardour Global Index eligibility criteria.

The Ardour Global Index (and the AGI Composite Index) is reviewed quarterly to assure that all components continue to meet the eligibility requirements. New components (IPOs) that meet eligibility requirements may be added to the Ardour Global Index at the quarterly rebalancings. Components that fail to meet eligibility requirements are deleted semi- annually. Rebalancing data, including constituent weights and related information, is posted on the Ardour Global Index web site prior to the start of trading on the first business day following the third Friday of the calendar quarter. A press announcement identifying additions and deletions to the Ardour Global Index is issued on the Wednesday prior to a rebalancing date. Share weights of the constituents remain constant between quarters except in the event of certain types of corporate actions, including stock splits and reverse stock splits. Share weights of the Ardour Global Index are not adjusted between rebalancing dates for shares issued or shares repurchased. However, in the event that a component company is deleted from the Index in the period between rebalancings due to a corporate action, a new company will be substituted in the Ardour Global Index in approximately the same weight as the removed company. The Ardour Global Index is calculated by Dow Jones Indexes.

40

NYSE ARCA GOLD MINERS INDEX

The Gold Miners Index is a modified market capitalization weighted index primarily comprised of publicly traded companies involved in the mining for gold. The Gold Miners Index includes common stocks and ADRs of selected companies that are involved in mining for gold and that are listed for trading on the NYSE, NYSE Arca or quoted on the NASDAQ. Only companies with market capitalizations greater than $100 million that have a daily average trading volume of at least 50,000 shares over the past six months are eligible for inclusion in the Gold Miners Index.

As of March 31, 2010, the Gold Miners Index included 31 securities of companies with a market capitalization range of between approximately $89.80 million and $37.77 billion and an average market capitalization of $6.47 billion.

The Gold Miners Index is calculated using a modified market capitalization weighting methodology. The Gold Miners Index is weighted based on the market capitalization of each of the component securities, modified to conform to the following asset diversification requirements, which are applied in conjunction with the scheduled quarterly adjustments to the Gold Miners Index:

(1)	the weight of any single component security may not account for more than 20% of the total value of the Gold Miners Index;

(2)

the component securities are split into two subgroups-large and small, which are ranked by market capitalization weight in the Gold Miners Index. Large stocks are defined as having a Gold Miners Index weight greater than or equal to 5%. Small securities are defined as having an index weight below 5%; and

(3)

the aggregate weight of those component securities which individually represent more than 4.5% of the total value of the Gold Miners Index may not account for more than 50% of the total Gold Miners Index value.

The Gold Miners Index is reviewed quarterly so that the Gold Miners Index components continue to represent the universe of companies involved in the gold mining industry. The NYSE Euronext may at any time and from time to time change the number of securities comprising the group by adding or deleting one or more securities, or replacing one or more securities contained in the group with one or more substitute securities of its choice, if in the NYSE Euronext’s discretion such addition, deletion or substitution is necessary or appropriate to maintain the quality and/or character of the Gold Miners Index. Changes to the Gold Miners Index compositions and/or the component share weights in the Gold Miners Index typically take effect after the close of trading on the third Friday of each calendar quarter month in connection with the quarterly index rebalance.

41

MARKET VECTORS JUNIOR GOLD MINERS INDEX

The Junior Gold Miners Index is a rules based, modified capitalization weighted, float adjusted index intended to give investors a means of tracking the overall performance of foreign and domestic publicly traded companies of small- and medium-capitalization that are involved primarily in the mining for gold and/or silver. To be eligible for the Junior Gold Miners Index, companies must (i) generate at least 50% of their revenues from gold or silver mining, (ii) hold real property that has the potential to produce at least 50% of the company’s revenue from gold or silver when developed; or (iii) primarily invest in gold or silver. The Junior Gold Miners Index includes common stocks and depositary receipts of U.S. and foreign companies that are involved in mining for gold and/or silver and that are listed for trading on a leading stock exchange.

Constituent stocks of the Junior Gold Miners Index must have a market capitalization of greater than $150 million on a rebalancing date to be eligible for the Junior Gold Miners Index. Stocks whose market capitalizations fall below $75 million as of any rebalancing date will no longer be eligible for the Junior Gold Miners Index. Stocks must have a three- month average daily trading volume value of at least $1 million to be eligible for the Junior Gold Miners Index and issuers of such stocks must have traded at least 250,000 shares each month over the last six months. Only shares that trade on a recognized domestic or international stock exchange may qualify (e.g., National Stock Market stocks must be “reported securities” under Rule 11Aa3-1 of the Exchange Act. Similar criteria and standards apply to stocks with foreign listings).

As of March 31, 2010, the Junior Gold Miners Index included 57 securities of companies with a market capitalization range of between approximately $110 million and $1.7 billion and an average market capitalization of $720 million.

The Junior Gold Miners Index is calculated and maintained by Structured Solutions AG on behalf of 4asset. 4asset is not affiliated with Market Vectors Junior Gold Miners ETF. Index values are calculated daily and are disseminated every 60 seconds between the hours of approximately 9:30 a.m. and 4:15 p.m. (Eastern time).

The Junior Gold Miners Index is calculated using a capitalization weighting methodology, adjusted for float, which is modified so as to ensure compliance with the diversification requirements of Subchapter M of the Internal Revenue Code. The Junior Gold Miners Index is reconstituted quarterly, at the close of business on the third Friday in a quarter-end month (i.e., March, June, September and December) and companies are added and/or deleted based upon the Junior Gold Miners Index eligibility criteria. Companies with recent stock exchange listings, i.e., recent initial public offerings, may be added to the Junior Gold Miners Index on a quarterly basis, provided the companies meet all eligibility criteria and have been trading for more than 10 trading days. The share weights of the Junior Gold Miners Index components are adjusted also on a quarterly basis (every third Friday in a quarter-end month).

Rebalancing data, including constituent weights and related information, is posted on 4asset’s web site prior to the start of trading on the first business day following the third Friday of the calendar quarter. A press announcement identifying additions and deletions to the Junior Gold Miners Index is issued on the Wednesday prior to a rebalancing date. Share weights of the constituents remain constant between quarters except in the event of certain types of corporate actions, including stock splits and reverse stock splits.

42

DAXGLOBAL® NUCLEAR ENERGY INDEX

The Nuclear Energy Index is intended to give investors an efficient, modified market capitalization weighted investment designed to track the movements of securities of companies engaged in the nuclear business that are traded on leading global exchanges. The Nuclear Energy Index covers seven major sub-sectors: uranium miners, uranium enrichment, uranium storage, equipment for use in the provision of nuclear energy, nuclear plant infrastructure, nuclear fuel transportation and nuclear energy generation. The Nuclear Energy Index is comprised of common stocks and depositary receipts that are listed for trading on major stock exchanges around the world. The Nuclear Energy Index divisor was initially determined to yield a benchmark value of 100.00 at the close of trading on December 28, 2001. The Nuclear Energy Index is calculated and maintained by Deutsche Börse AG. The value of the Nuclear Energy Index is disseminated every 15 seconds over the Consolidated Tape Association’s Network B between the hours of approximately 9:30 a.m. and 4:15 p.m. (New York time). Only companies with market capitalizations greater than $180 million that have a worldwide average daily trading value of at least $1.2 million (over the past six months as well as over each of the past two months) and have maintained a monthly aggregated trading volume of 300,000 shares over each of the past six months are eligible for inclusion in the Nuclear Energy Index. For companies already included in the Nuclear Energy Index, the market capitalization need only be greater than $120 million, while the average trading volume must be at least $800,000. The average daily trading value needs to be greater than $0.8 million (over the past six months) while the average daily value traded criteria for each of the last two months is not applied for companies already included in the Nuclear Energy Index.

As of March 31, 2010, the Nuclear Energy Index included 22 securities of companies with a market capitalization range of between approximately $206.6 million and $101.0 billion and an average market capitalization of $8.3 billion.

The Nuclear Energy Index is calculated using a modified market capitalization weighting methodology. The Nuclear Energy Index is weighted based on the market capitalization of each of its component securities, modified to conform to the following asset diversification requirements, which are applied in conjunction with the scheduled quarterly adjustments to the Nuclear Energy Index:

(1)	the weight of any single component security may not account for more than 8% of the total value of the Nuclear Energy Index;

(2)

the aggregate weight of those component securities which individually represent more than 5% of the total value of the Nuclear Energy Index may not account for more than 40% of the total Nuclear Energy Index value; and

(3)	no other component securities will individually represent more than 4.5% of the total value of the Nuclear Energy Index.

The universe of potential securities eligible for inclusion in the Nuclear Energy Index will be reviewed semiannually (generally, the third Friday of March and September) so that the Nuclear Energy Index components continue to represent the universe of all relevant sub-sectors. Deutsche Börse AG may at any time and from time to time change the number of securities comprising the group by adding or deleting one or more securities, or replace one or more securities contained in the group with one or more substitute securities of its choice, if in Deutsche Börse AG’s discretion such addition, deletion or substitution is necessary or appropriate to maintain the quality and/or character of the Nuclear Energy Index. Changes to the component share weights of the Nuclear Energy Index will typically take effect on the third Friday of each calendar quarter month in connection with the quarterly index rebalance.

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THE ROGERS™—VAN ECK HARD ASSETS PRODUCERS INDEX

The Hard Assets Producers Index is a rules based index intended to give investors a means of tracking the overall performance of a global universe of listed companies engaged in the production and distribution of commodities and commodity-related products and services. The Hard Assets Producers Index is a modified capitalization weighted, float adjusted index comprising publicly traded companies engaged in the production and distribution of commodities and commodity-related products and services in the following sectors: 1) Agriculture; 2) Alternatives (Water & Alternative Energy); 3) Base and Industrial Metals; 4) Energy; 5) Forest Products; and 6) Precious Metals. Index constituents include certain companies that produce products and services directly related to the production of commodities, but not the commodities themselves.

As of March 31, 2010, the Hard Assets Producers Index included 309 securities of companies with a market capitalization range of between approximately $516.60 million and $329.27 billion and an average market capitalization of $20.18 billion.

The six sectors are weighted based on estimates of the global consumption of various commodities included in each of the sectors. Sector weights are set annually on the third Friday of the last month of the third calendar quarter and the Hard Assets Producers Index is rebalanced quarterly to the sector weights. The Hard Assets Producers Index includes companies worldwide that are principally engaged (derive greater than 50% of revenues from applicable sources) in the production and/or distribution of commodities and commodity-related products and services.

The Hard Assets Producers Index strives to capture at least 95% of the global investable market capitalization of its various sectors with the exception of the agriculture sector, where the Hard Assets Producers Index strives to capture 100% of its global investable market capitalization. Constituent stocks must have a market capitalization of greater than $500 million on a rebalancing date to be added to the Hard Assets Producers Index. Stocks whose market capitalizations fall below $250 million as of any rebalancing date will be deleted from the Hard Assets Producers Index. Stocks must have a three-month trading volume equal to or greater than $1 million per day to be included in the Hard Assets Producers Index. Only shares that trade on a recognized domestic or international stock exchange that provides a “last closing price” may qualify (e.g., National Stock Market stocks must be “reported securities” under Rule 11Aa3-1 of the Exchange Act. Similar criteria and standards apply to stocks with foreign listings).

The Hard Assets Producers Index is calculated and maintained by S&P on behalf of S-Network Global Indexes LLC. Index values are calculated daily, except Saturdays and Sundays, and are distributed over the Consolidated Tape Association’s Network B between the hours of approximately 9:30 a.m. and 4:15 p.m. (New York time), under the symbol “RVEI.” Index values are disseminated every 15 seconds.

The Hard Assets Producers Index is calculated using a capitalization weighting methodology, adjusted for float, which is modified so as to ensure compliance with the diversification requirements of Subchapter M of the Internal Revenue Code. The Hard Assets Producers Index is reconstituted quarterly, at the close of business on the third Friday of the last month of each calendar quarter, and companies are added and/or deleted based upon the Hard Assets Producers Index eligibility criteria. Companies with recent stock exchange listings, i.e., recent initial public offerings, may be added to the Hard Assets Producers Index on any rebalancing date, provided the companies meet all eligibility criteria and have been trading for more than 22 trading days. The share weights of the Hard Assets Producers Index components are adjusted on each rebalancing date.

Rebalancing data, including constituent weights and related information, is posted on the Hard Assets Producers Index’s web site prior to the start of trading on the first business day following the third Friday of the last month of each calendar quarter. A press announcement identifying additions and deletions to the Hard Assets Producers Index is issued approximately two weeks prior to a rebalancing date. Share weights of the constituents remain constant between quarters except in the event of certain types of corporate actions, including stock splits and reverse stock splits. Share weights of the Hard Assets Producers Index are not adjusted between rebalancing dates for shares issued or shares repurchased.

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ARDOUR SOLAR ENERGY INDEXSM

The Solar Energy Index is a rules based index intended to give investors a means of tracking the overall performance of a global universe of listed companies engaged in the production of solar power. The Solar Energy Index is a modified capitalization weighted, float adjusted index comprising publicly traded companies engaged in the production of solar power in the following sectors: photovoltaic, concentrated solar power and solar thermal power; solar integrators; and related technologies.

The Solar Energy Index includes companies worldwide that are principally engaged (derive greater than 66% of revenues from applicable sources) in the production of solar power and related products and services. The Solar Energy Index was determined to yield a benchmark value of approximately 1000.00 at its inception date, which was the close of trading on December 31, 2004.

The Solar Energy Index strives to capture all companies engaged in the industry worldwide over a certain size and that meet certain minimum levels of daily and monthly trading activity. Constituent stocks must have a market capitalization of greater than $100 million on a rebalancing date to be added to the Solar Energy Index. Stocks whose market capitalizations fall below $50 million as of any rebalancing date will be deleted from the Solar Energy Index. Stocks must have a three-month trading volume equal to or greater than $1 million per day to be included in the Solar Energy Index. Only shares that trade on a recognized domestic or international stock exchange that provides a “last closing price” may qualify (e.g., National Stock Market stocks must be “reported securities” under Rule 11Aa3-1 of the Exchange Act. Similar criteria and standards apply to stocks with foreign listings).

As of March 31, 2010, the Solar Energy Index included 33 securities of companies with a market capitalization range of between approximately $87.14 million and $10.45 billion and an average market capitalization of $1.28 billion.

The Solar Energy Index is calculated and maintained by Dow Jones Indexes on behalf of Ardour. Index values are calculated daily, except Saturdays and Sundays, and are distributed over the Consolidated Tape Association’s Network B between the hours of approximately 9:30 a.m. and 4:15 p.m. (New York time), under the symbol “SOLRX.” Index values are disseminated every 15 seconds.

The Solar Energy Index is calculated using a capitalization weighting methodology, adjusted for float, which is modified so as to ensure compliance with the diversification requirements of Subchapter M of the Internal Revenue Code and other relevant domestic and international investment regulations. The Solar Energy Index is reconstituted quarterly, at the close of business on the third Friday of each calendar quarter, and companies are added and/or deleted based upon the Solar Energy Index eligibility criteria. Companies with recent stock exchange listings, i.e., recent initial public offerings, may be added to the Solar Energy Index on any rebalancing date, provided the companies meet all eligibility criteria and have been trading for more than 22 trading days. The share weights of the Solar Energy Index components are adjusted on each rebalancing date.

Rebalancing data, including constituent weights and related information, is posted on the Solar Energy Index’s web site prior to the start of trading on the first business day following the third Friday of each calendar quarter. A press announcement identifying additions and deletions to the Solar Energy Index is issued on the Wednesday prior to a rebalancing date. Share weights of the constituents remain constant between quarters except in the event of certain types of corporate actions, including stock splits and reverse stock splits. Share weights of the Solar Energy Index are not adjusted between rebalancing dates for shares issued or shares repurchased. The Solar Energy Index is calculated by Dow Jones Indexes.

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NYSE ARCA STEEL INDEX

The Steel Index is a modified market capitalization weighted index comprised of common stocks and ADRs of selected companies that are primarily involved in a variety of activities that are related to steel production, including the operation of mills manufacturing steel, the fabrication of steel shapes or products, or the extraction and reduction of iron ore, and that are listed for trading on the NYSE, NYSE Arca or quoted on the NASDAQ. Only companies with market capitalizations greater than $100 million that have a daily average trading volume of at least $1 million over the past three months are eligible for inclusion in the Steel Index.

As of March 31, 2010, the Steel Index included 27 securities of companies with a market capitalization range of between approximately $162.4 million and $172.7 billion and an average market capitalization of $20.2 billion.

The Steel Index is weighted based on the market capitalization of each of the component securities, modified to conform to the following asset diversification requirements, which are applied in conjunction with the scheduled quarterly adjustments to the Steel Index:

(1)	the weight of any single component security may not account for more than 20% of the total value of the Steel Index; and

(2)	the aggregate weight of those component securities which individually represent more than 4.5% of the total value of the Steel Index may not account for more than 50% of the total Steel Index value.

The Steel Index is reviewed quarterly so that the Steel Index components continue to represent the universe of companies involved in the steel mining industry. The NYSE Euronext may at any time and from time to time change the number of securities comprising the group by adding or deleting one or more securities, or replacing one or more securities contained in the group with one or more substitute securities of its choice, if in the NYSE Euronext’s discretion such addition, deletion or substitution is necessary or appropriate to maintain the quality and/or character of the Steel Index. Changes to the Steel Index compositions and/or the component share weights in the Steel Index typically take effect after the close of trading on the third Friday of each calendar quarter month in connection with the quarterly index rebalance.

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LICENSE AGREEMENTS AND DISCLAIMERS

The Adviser has entered into a licensing agreement with Deutsche Börse AG to use the Agribusiness Index and Nuclear Energy Index. Each of Market Vectors Agribusiness ETF and Market Vectors Nuclear Energy ETF are entitled to use their respective Index pursuant to a sub-licensing arrangement with the Adviser.

THE SHARES OF MARKET VECTORS AGRIBUSINESS ETF AND MARKET VECTORS NUCLEAR ENERGY ETF ARE NEITHER SPONSORED NOR PROMOTED, DISTRIBUTED OR IN ANY OTHER MANNER SUPPORTED BY DEUTSCHE BÖRSE AG. DEUTSCHE BÖRSE AG DOES NOT GIVE ANY EXPLICIT OR IMPLICIT WARRANTY OR REPRESENTATION, NEITHER REGARDING THE RESULTS DERIVING FROM THE USE OF THE AGRIBUSINESS INDEX, THE NUCLEAR ENERGY INDEX AND/OR THE AGRIBUSINESS INDEX AND THE NUCLEAR ENERGY INDEX NOR REGARDING THE AGRIBUSINESS INDEX AND THE NUCLEAR ENERGY INDEX VALUES AT A CERTAIN POINT IN TIME OR ON A CERTAIN DATE NOR IN ANY OTHER RESPECT. THE AGRIBUSINESS INDEX AND THE NUCLEAR ENERGY INDEX ARE CALCULATED AND PUBLISHED BY DEUTSCHE BÖRSE AG. NEVERTHELESS, AS FAR AS ADMISSIBLE UNDER STATUTORY LAW DEUTSCHE BÖRSE AG WILL NOT BE LIABLE VIS-À-VIS THIRD PARTIES FOR POTENTIAL ERRORS IN THE AGRIBUSINESS INDEX OR THE NUCLEAR ENERGY INDEX. MOREOVER, THERE IS NO OBLIGATION FOR DEUTSCHE BÖRSE AG VIS-Á-VIS THIRD PARTIES, INCLUDING INVESTORS, TO POINT OUT POTENTIAL ERRORS IN THE AGRIBUSINESS INDEX AND THE NUCLEAR ENERGY INDEX.

NEITHER THE PUBLICATION OF THE AGRIBUSINESS INDEX AND THE NUCLEAR ENERGY INDEX BY DEUTSCHE BÖRSE AG NOR THE GRANTING OF A LICENSE REGARDING THE AGRIBUSINESS INDEX AND THE NUCLEAR ENERGY INDEX AS WELL AS THE AGRIBUSINESS INDEX TRADEMARK AND THE NUCLEAR ENERGY INDEX TRADEMARK FOR THE UTILIZATION IN CONNECTION WITH THE FINANCIAL INSTRUMENT OR OTHER SECURITIES OR FINANCIAL PRODUCTS, WHICH DERIVED FROM THE AGRIBUSINESS INDEX AND THE NUCLEAR ENERGY INDEX, REPRESENT A RECOMMENDATION BY DEUTSCHE BÖRSE AG FOR A CAPITAL INVESTMENT OR CONTAINS IN ANY MANNER A WARRANTY OR OPINION BY DEUTSCHE BÖRSE AG WITH RESPECT TO THE ATTRACTIVENESS ON AN INVESTMENT IN SHARES OF MARKET VECTORS AGRIBUSINESS ETF AND MARKET VECTORS NUCLEAR ENERGY ETF.

IN ITS CAPACITY AS SOLE OWNER OF ALL RIGHTS TO THE AGRIBUSINESS INDEX, THE NUCLEAR ENERGY INDEX, THE AGRIBUSINESS INDEX TRADEMARK AND THE NUCLEAR ENERGY INDEX TRADEMARK, DEUTSCHE BÖRSE AG HAS SOLELY LICENSED TO VAN ECK ASSOCIATES CORPORATION THE UTILIZATION OF THE AGRIBUSINESS INDEX, THE NUCLEAR ENERGY INDEX, THE AGRIBUSINESS INDEX TRADEMARK AND THE NUCLEAR ENERGY INDEX TRADEMARK AS WELL AS ANY REFERENCE TO THE AGRIBUSINESS INDEX, THE NUCLEAR ENERGY INDEX, THE AGRIBUSINESS INDEX TRADEMARK AND THE NUCLEAR ENERGY INDEX TRADEMARK IN CONNECTION WITH THE SHARES OF MARKET VECTORS AGRIBUSINESS ETF AND MARKET VECTORS NUCLEAR ENERGY ETF.

The Adviser has entered into a licensing agreement with Archipelago Holdings Inc., an indirect wholly owned subsidiary of NYSE Euronext, to use the Gold Miners Index and Steel Index. Each of Market Vectors Gold Miners ETF and Market Vectors Steel ETF is entitled to use its respective Index pursuant to a sub-licensing arrangement with the Adviser.

The Gold Miners Index, a trademark of NYSE Euronext, is licensed for use by the Adviser in connection with Market Vectors Gold Miners ETF. NYSE Euronext neither sponsors nor endorses Market Vectors Gold Miners ETF and makes no warranty or representation as to the accuracy and/or completeness of the Gold Miners Index or results to be obtained by any person from using the Gold Miners Index in connection with trading Market Vectors Gold Miners ETF.

The Steel Index, a trademark of NYSE Euronext, is licensed for use by the Adviser in connection with Market Vectors Steel ETF. NYSE Euronext neither sponsors nor endorses Market Vectors Steel ETF and makes no warranty or representation as to the accuracy and/or completeness of the Steel Index or the results to be obtained by any person from the using the Steel Index in connection with trading Market Vectors Steel ETF.

THE SHARES OF EACH OF MARKET VECTORS GOLD MINERS ETF AND MARKET VECTORS STEEL ETF ARE NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY NYSE EURONEXT. NYSE EURONEXT, AS INDEX COMPILATION AGENT (THE “INDEX COMPILATION AGENT”), MAKES NO REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE OWNERS OF SHARES OF MARKET VECTORS GOLD MINERS ETF AND MARKET VECTORS STEEL ETF OR ANY MEMBER OF THE PUBLIC REGARDING THE ADVISABILITY OF INVESTING IN SECURITIES GENERALLY OR IN THE SHARES OF MARKET VECTORS GOLD MINERS ETF AND MARKET VECTORS STEEL ETF PARTICULARLY OR THE ABILITY OF THE INDICES IDENTIFIED HEREIN TO TRACK STOCK MARKET PERFORMANCE. NYSE EURONEXT IS THE LICENSOR OF CERTAIN TRADEMARKS, SERVICE MARKS AND TRADE NAMES, INCLUDING THE GOLD MINERS INDEX AND STEEL INDEX. EACH INDEX IS DETERMINED, COMPOSED AND CALCULATED WITHOUT REGARD TO THE SHARES OF MARKET VECTORS GOLD MINERS ETF AND MARKET VECTORS STEEL ETF. THE INDEX COMPILATION AGENT IS NOT RESPONSIBLE FOR, NOR HAS IT PARTICIPATED IN, THE DETERMINATION OF THE TIMING OF, PRICES AT, OR QUANTITIES OF THE SHARES OF MARKET VECTORS GOLD MINERS ETF AND MARKET VECTORS STEEL ETF TO BE ISSUED OR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY WHICH THE SHARES ARE REDEEMABLE. THE INDEX COMPILATION AGENT HAS NO OBLIGATION OR LIABILITY TO OWNERS OF SHARES OF MARKET VECTORS GOLD MINERS

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LICENSE AGREEMENTS AND DISCLAIMERS (continued)

ETF AND MARKET VECTORS STEEL ETF IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR TRADING OF THE SHARES OF MARKET VECTORS GOLD MINERS ETF AND MARKET VECTORS STEEL ETF.

Although the Index Compilation Agent shall obtain information for inclusion in or for use in the calculation of each of the Gold Miners Index and Steel Index from sources which it considers reliable, the Index Compilation Agent does not guarantee the accuracy and/or the completeness of the component data of each of the Gold Miners Index and Steel Index obtained from independent sources. The Index Compilation Agent makes no warranty, express or implied, as to results to be obtained by the Trust as sub-licensee, licensee’s customers and counterparties, owners of Shares of Market Vectors Gold Miners ETF and Market Vectors Steel ETF, or any other person or entity from the use of each of the Gold Miners Index and Steel Index or any data included therein in connection with the rights licensed as described herein or for any other use. The Index Compilation Agent makes no express or implied warranties, and hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to each of the Gold Miners Index and Steel Index or any data included therein. Without limiting any of the foregoing, in no event shall the Index Compilation Agent have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of an Index’s possibility of such damages.

The Adviser has entered into a licensing agreement with 4asset to use the Junior Gold Miners Index. The Adviser has also granted 4asset a license to use the phrase Market Vectors in connection with the Junior Gold Miners Index and 4asset will pay the Adviser a share of the revenues received by 4asset from the licensing of the Junior Gold Miners Index to a third party. Market Vectors Junior Gold Miners ETF is entitled to use the Junior Gold Miners Index pursuant to a sub-licensing arrangement with the Adviser.

The Shares of Market Vectors Junior Gold Miners ETF are not sponsored, endorsed, sold or promoted by 4asset. 4asset makes no representation or warranty, express or implied, to the owners of Shares of Market Vectors Junior Gold Miners ETF or any member of the public regarding the advisability of investing in securities generally or in the Shares of Market Vectors Junior Gold Miners ETF particularly or the ability of the Junior Gold Miners Index to track the performance of the gold mining market. 4asset’s only relationship to the Adviser is the licensing of certain service marks and trade names and of the Junior Gold Miners Index that is determined, composed and calculated by 4asset without regard to the Adviser or the Shares of Market Vectors Junior Gold Miners ETF. 4asset has no obligation to take the needs of the Adviser or the owners of Shares of Market Vectors Junior Gold Miners ETF into consideration in determining, composing or calculating the Junior Gold Miners Index. 4asset is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Shares of Market Vectors Junior Gold Miners ETF to be issued or in the determination or calculation of the equation by which the Shares of Market Vectors Junior Gold Miners ETF are to be converted into cash. 4asset has no obligation or liability in connection with the administration, marketing or trading of the Shares of Market Vectors Junior Gold Miners ETF.

4ASSET DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE JUNIOR GOLD MINERS INDEX OR ANY DATA INCLUDED THEREIN AND 4ASSET SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. 4ASSET MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ADVISER, OWNERS OF SHARES OF MARKET VECTORS JUNIOR GOLD MINERS ETF, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE JUNIOR GOLD MINERS INDEX OR ANY DATA INCLUDED THEREIN. 4ASSET MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE JUNIOR GOLD MINERS INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL 4ASSET HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

Market Vectors Junior Gold Miners ETF is not sponsored, promoted, sold or supported in any other manner by Structured Solutions AG nor does Structured Solutions AG offer any express or implicit guarantee or assurance either with regard to the results of using the Junior Gold Miners Index and/or its trade mark or its price at any time or in any other respect. The Junior Gold Miners Index is calculated and maintained by Structured Solutions AG. Structured Solutions AG uses its best efforts to ensure that the Junior Gold Miners Index is calculated correctly. Irrespective of its obligations towards the 4asset, Structured Solutions AG has no obligation to point out errors in the Junior Gold Miners Index to third parties including but not limited to investors and/or financial intermediaries of Market Vectors Junior Gold Miners ETF. Neither publication of the Junior Gold Miners Index by Structured Solutions AG nor the licensing of the Junior Gold Miners Index or its trade mark for the purpose of use in connection with Market Vectors Junior Gold Miners ETF constitutes a recommendation by Structured Solutions AG to invest capital in Market Vectors Junior Gold Miners ETF nor does it in any way represent an assurance or opinion of Structured Solutions AG with regard to any investment in Market Vectors Junior Gold Miners ETF. Structured Solutions AG is not responsible for fulfilling the legal requirements concerning the accuracy and completeness of Market Vectors Junior Gold Miners ETF’s Prospectus.

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The Adviser has entered into a licensing agreement with Ardour to use the Ardour Global Index and Solar Energy Index. Each of Market Vectors Global Alternative Energy ETF and Market Vectors Solar Energy ETF is entitled to use its respective Index pursuant to a sub-licensing arrangement with the Adviser.

THE SHARES OF MARKET VECTORS GLOBAL ALTERNATIVE ENERGY ETF AND MARKET VECTORS SOLAR ENERGY ETF ARE NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY ARDOUR. ARDOUR MAKES NO REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE OWNERS OF SHARES OF MARKET VECTORS GLOBAL ALTERNATIVE ENERGY ETF AND MARKET VECTORS SOLAR ENERGY ETF OR ANY MEMBER OF THE PUBLIC REGARDING THE ADVISABILITY OF INVESTING IN SECURITIES GENERALLY OR IN THE SHARES OF MARKET VECTORS GLOBAL ALTERNATIVE ENERGY ETF AND MARKET VECTORS SOLAR ENERGY ETF PARTICULARLY OR THE ABILITY OF ARDOUR GLOBAL INDEX OR SOLAR ENERGY INDEX TO TRACK THE PERFORMANCE OF THE PHYSICAL COMMODITIES MARKET.

ARDOUR’S ONLY RELATIONSHIP TO THE ADVISER IS THE LICENSING OF CERTAIN SERVICE MARKS AND TRADE NAMES OF ARDOUR AND OF THE ARDOUR GLOBAL INDEX OR SOLAR ENERGY INDEX THAT IS DETERMINED, COMPOSED AND CALCULATED BY ARDOUR WITHOUT REGARD TO THE ADVISER OR THE SHARES OF MARKET VECTORS GLOBAL ALTERNATIVE ENERGY ETF AND MARKET VECTORS SOLAR ENERGY ETF. ARDOUR HAS NO OBLIGATION TO TAKE THE NEEDS OF THE ADVISER OR THE OWNERS OF SHARES OF MARKET VECTORS GLOBAL ALTERNATIVE ENERGY ETF AND MARKET VECTORS SOLAR ENERGY ETF INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE ARDOUR GLOBAL INDEX OR THE SOLAR ENERGY INDEX. ARDOUR IS NOT RESPONSIBLE FOR AND HAS NOT PARTICIPATED IN THE DETERMINATION OF THE TIMING OF, PRICES AT, OR QUANTITIES OF THE SHARES OF MARKET VECTORS GLOBAL ALTERNATIVE ENERGY ETF AND MARKET VECTORS SOLAR ENERGY ETF TO BE USED OR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY WHICH THE SHARES OF MARKET VECTORS GLOBAL ALTERNATIVE ENERGY ETF AND MARKET VECTORS SOLAR ENERGY ETF ARE TO BE CONVERTED INTO CASH. ARDOUR HAS NO OBLIGATION OR LIABILITY IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR TRADING OF THE SHARES OF MARKET VECTORS GLOBAL ALTERNATIVE ENERGY ETF AND MARKET VECTORS SOLAR ENERGY ETF.

ARDOUR DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE ARDOUR GLOBAL INDEX OR THE SOLAR ENERGY INDEX OR ANY DATA INCLUDED THEREIN AND ARDOUR SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. ARDOUR MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ADVISER, OWNERS OF SHARES OF MARKET VECTORS GLOBAL ALTERNATIVE ENERGY ETF AND MARKET VECTORS SOLAR ENERGY ETF, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE ARDOUR GLOBAL INDEX OR THE SOLAR ENERGY INDEX OR ANY DATA INCLUDED THEREIN. ARDOUR MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE ARDOUR GLOBAL INDEX OR THE SOLAR ENERGY INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL ARDOUR HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

“ARDOUR GLOBAL INDEXES, LLCSM”, “ARDOUR GLOBAL INDEXSM, (COMPOSITE),” “ARDOUR COMPOSITESM”, “ARDOUR GLOBAL INDEXSM” (EXTRA LIQUID)”, “ARDOUR SOLAR ENERGY INDEX SM,” “ARDOUR XLSM”, “ARDOUR GLOBAL ALTERNATIVE ENERGY INDEXESSM”, “ARDOUR FAMILYSM” ARE SERVICE MARKS OF ARDOUR AND HAVE BEEN LICENSED FOR USE BY THE ADVISER. THE SHARES OF MARKET VECTORS GLOBAL ALTERNATIVE ENERGY ETF AND MARKET VECTORS SOLAR ENERGY ETF ARE NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY ARDOUR AND ARDOUR MAKES NO REPRESENTATION REGARDING THE ADVISABILITY OF INVESTING IN THE SHARES OF MARKET VECTORS GLOBAL ALTERNATIVE ENERGY ETF AND MARKET VECTORS SOLAR ENERGY ETF.

THE ARDOUR GLOBAL INDEX AND THE SOLAR ENERGY INDEX ARE CALCULATED BY DOW JONES INDEXES, A BUSINESS UNIT OF DOW JONES & COMPANY, INC. (“DOW JONES”). THE SHARES OF MARKET VECTORS GLOBAL ALTERNATIVE ENERGY ETF BASED ON THE ARDOUR GLOBAL INDEX AND MARKET VECTORS SOLAR ENERGY ETF BASED ON THE SOLAR ENERGY INDEX ARE NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY DOW JONES INDEXES, AND DOW JONES INDEXES MAKES NO REPRESENTATION REGARDING THE ADVISABILITY OF INVESTING IN THE SHARES OF MARKET VECTORS GLOBAL ALTERNATIVE ENERGY ETF AND MARKET VECTORS SOLAR ENERGY ETF.

DOW JONES, ITS AFFILIATES, SOURCES AND DISTRIBUTION AGENTS (COLLECTIVELY, THE “INDEX CALCULATION AGENT”) SHALL NOT BE LIABLE TO MARKET VECTORS GLOBAL ALTERNATIVE ENERGY ETF AND MARKET VECTORS SOLAR ENERGY ETF, ANY CUSTOMER OR ANY THIRD PARTY FOR ANY LOSS OR DAMAGE, DIRECT, INDIRECT OR CONSEQUENTIAL, ARISING FROM (I) ANY INACCURACY OR INCOMPLETENESS IN, OR DELAYS, INTERRUPTIONS, ERRORS OR OMISSIONS IN THE DELIVERY OF THE ARDOUR GLOBAL INDEX OR THE SOLAR ENERGY INDEX OR ANY DATA RELATED THERETO (THE “INDEX DATA”) OR (II) ANY DECISION MADE OR ACTION TAKEN BY MARKET VECTORS GLOBAL ALTERNATIVE ENERGY ETF AND MARKET VECTORS SOLAR ENERGY ETF, ANY CUSTOMER OR THIRD PARTY IN RELIANCE UPON THE INDEX DATA. THE INDEX CALCULATION AGENT DOES NOT MAKE ANY WARRANTIES, EXPRESS OR IMPLIED, TO MARKET VECTORS GLOBAL ALTERNATIVE ENERGY ETF OR MARKET

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LICENSE AGREEMENTS AND DISCLAIMERS (continued)

VECTORS SOLAR ENERGY ETF, ANY OF ITS CUSTOMERS OR ANY ONE ELSE REGARDING THE INDEX DATA, INCLUDING, WITHOUT LIMITATION, ANY WARRANTIES WITH RESPECT TO THE TIMELINESS, SEQUENCE, ACCURACY, COMPLETENESS, CURRENTNESS, MERCHANTABILITY, QUALITY OR FITNESS FOR A PARTICULAR PURPOSE OR ANY WARRANTIES AS TO THE RESULTS TO BE OBTAINED BY MARKET VECTORS GLOBAL ALTERNATIVE ENERGY ETF AND MARKET VECTORS SOLAR ENERGY ETF, ANY OF THEIR CUSTOMERS OR OTHER PERSON IN CONNECTION WITH THE USE OF THE INDEX DATA. THE INDEX CALCULATION AGENT SHALL NOT BE LIABLE TO MARKET VECTORS GLOBAL ALTERNATIVE ENERGY ETF OR AND MARKET VECTORS SOLAR ENERGY ETF, THEIR CUSTOMERS OR OTHER THIRD PARTIES FOR LOSS OF BUSINESS REVENUES, LOST PROFITS OR ANY INDIRECT, CONSEQUENTIAL, SPECIAL OR SIMILAR DAMAGES WHATSOEVER, WHETHER IN CONTRACT, TORT OR OTHERWISE, EVEN IF ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

The Adviser has entered into a licensing agreement with Stowe to use the Coal Index. Market Vectors Coal ETF is entitled to use its respective Index pursuant to a sub-licensing arrangement with the Adviser.

MARKET VECTORS COAL ETF IS NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY STOWE. STOWE MAKES NO REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE OWNERS OF MARKET VECTORS COAL ETF OR ANY MEMBER OF THE PUBLIC REGARDING THE ADVISABILITY OF INVESTING IN SECURITIES GENERALLY OR IN MARKET VECTORS COAL ETF PARTICULARLY OR THE ABILITY OF THE COAL INDEX TO TRACK THE PERFORMANCE OF ANY INDEX. STOWE’S ONLY RELATIONSHIP TO THE ADVISER IS THE LICENSING OF CERTAIN SERVICE MARKS AND TRADE NAMES OF STOWE AND OF THE COAL INDEX THAT IS DETERMINED, COMPOSED AND CALCULATED BY STOWE WITHOUT REGARD TO THE ADVISER OR MARKET VECTORS COAL ETF. STOWE HAS NO OBLIGATION TO TAKE THE NEEDS OF THE ADVISER OR THE OWNERS OF MARKET VECTORS COAL ETF INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE COAL INDEX. STOWE IS NOT RESPONSIBLE FOR AND HAS NOT PARTICIPATED IN THE DETERMINATION OF THE TIMING OF, PRICES AT, OR QUANTITIES OF SHARES OF MARKET VECTORS COAL ETF TO BE ISSUED OR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY WHICH MARKET VECTORS COAL ETF ARE TO BE CONVERTED INTO CASH. STOWE HAS NO OBLIGATION OR LIABILITY IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR TRADING OF MARKET VECTORS COAL ETF.

STOWE DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE COAL INDEX OR ANY DATA INCLUDED THEREIN AND STOWE SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. STOWE MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF SHARES OF MARKET VECTORS COAL ETF, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE COAL INDEX OR ANY DATA INCLUDED THEREIN. STOWE MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE COAL INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL STOWE HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

MARKET VECTORS COAL ETF IS NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY S&P, OR ITS THIRD PARTY LICENSORS. NEITHER S&P NOR ITS THIRD PARTY LICENSORS MAKE ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE OWNERS OF MARKET VECTORS COAL ETF OR ANY MEMBER OF THE PUBLIC REGARDING THE ADVISABILITY OF INVESTING IN SECURITIES GENERALLY OR IN MARKET VECTORS COAL ETF PARTICULARLY OR THE ABILITY OF THE COAL INDEX TO TRACK GENERAL STOCK MARKET PERFORMANCE. S&P’S AND ITS THIRD PARTY LICENSOR’S ONLY RELATIONSHIP TO STOWE IS THE LICENSING OF CERTAIN TRADEMARKS, SERVICE MARKS AND TRADE NAMES OF S&P AND/OR ITS THIRD PARTY LICENSORS AND FOR THE PROVIDING OF CALCULATION AND MAINTENANCE SERVICES RELATED TO THE COAL INDEX. NEITHER S&P NOR ITS THIRD PARTY LICENSORS IS RESPONSIBLE FOR AND HAS NOT PARTICIPATED IN THE DETERMINATION OF THE PRICES AND AMOUNT OF MARKET VECTORS COAL ETF OR THE TIMING OF THE ISSUANCE OR SALE OF MARKET VECTORS COAL ETF OR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY WHICH MARKET VECTORS COAL ETF IS TO BE CONVERTED INTO CASH. S&P HAS NO OBLIGATION OR LIABILITY IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR TRADING OF MARKET VECTORS COAL ETF.

NEITHER S&P, ITS AFFILIATES NOR THEIR THIRD PARTY LICENSORS GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS OR COMPLETENESS OF THE COAL INDEX OR ANY DATA INCLUDED THEREIN OR ANY COMMUNICATIONS, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATIONS (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P, ITS AFFILIATES AND THEIR THIRD PARTY LICENSORS SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS OR DELAYS THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO ITS TRADEMARKS, THE COAL INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P, ITS AFFILIATES OR THEIR THIRD PARTY LICENSORS BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE OR CONSEQUENTIAL DAMAGES, INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING

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LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY OR OTHERWISE.

Standard & Poor’s® and S&P® are registered trademarks of The McGraw-Hill Companies, Inc.; “Calculated by S&P Custom Indices” and its related stylized mark are service marks of The McGraw-Hill Companies, Inc. These marks have been licensed for use by Stowe.

The Adviser has entered into a licensing agreement with S-Network to use The Rogers™—Van Eck Hard Assets Producers Index. The Adviser has also granted S-Network a license to use the Van Eck name in connection with The Rogers™—Van Eck Hard Assets Producers Index and S-Network will pay the Adviser a share of the revenues received by S-Network from the licensing of The Rogers™—Van Eck Hard Assets Producers Index. Market Vectors RVE Hard Assets Producers ETF is entitled to use its Index pursuant to a sub-licensing arrangement with the Adviser.

S-NetworkSM is a service mark of S-Network and has been licensed for use by the Adviser in connection with Market Vectors RVE Hard Assets Producers ETF. Market Vectors RVE Hard Assets Producers ETF is not sponsored, endorsed, sold or promoted by S-Network, which makes no representation regarding the advisability of investing in Market Vectors RVE Hard Assets Producers ETF.

The Shares of Market Vectors RVE Hard Assets Producers ETF are not sponsored, endorsed, sold or promoted by S-Network. S-Network makes no representation or warranty, express or implied, to the owners of Shares of Market Vectors RVE Hard Assets Producers ETF or any member of the public regarding the advisability of investing in securities generally or in the Shares of Market Vectors RVE Hard Assets Producers ETF particularly or the ability of the Hard Assets Producers Index to track the performance of the physical commodities market. S-Network’s only relationship to the Adviser (“Licensee”) is the licensing of certain service marks and trade names of S-Network and of the Hard Assets Producers Index that is determined, composed and calculated by S-Network without regard to the Licensee or the Shares of Market Vectors RVE Hard Assets Producers ETF. S-Network has no obligation to take the needs of the Licensee or the owners of Shares of Market Vectors RVE Hard Assets Producers ETF into consideration in determining, composing or calculating the Hard Assets Producers Index. S-Network is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Shares of Market Vectors RVE Hard Assets Producers ETF to be issued or in the determination or calculation of the equation by which the Shares of Market Vectors RVE Hard Assets Producers ETF are to be converted into cash. S-Network has no obligation or liability in connection with the administration, marketing or trading of the Shares of Market Vectors RVE Hard Assets Producers ETF.

S-NETWORK DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE HARD ASSETS PRODUCERS INDEX OR ANY DATA INCLUDED THEREIN AND S-NETWORK SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S-NETWORK MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF SHARES OF MARKET VECTORS RVE HARD ASSETS PRODUCERS ETF, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE HARD ASSETS PRODUCERS INDEX OR ANY DATA INCLUDED THEREIN. S-NETWORK MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE HARD ASSETS PRODUCERS INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S-NETWORK HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

The Shares of Market Vectors RVE Hard Assets Producers ETF are not sponsored, endorsed, sold or promoted by S&P or its third party licensors. Neither S&P nor its third party licensors make any representation or warranty, express or implied, to the owners of Shares of Market Vectors RVE Hard Assets Producers ETF or any member of the public regarding the advisability of investing in securities generally or in the Shares of Market Vectors RVE Hard Assets Producers ETF particularly or the ability of the Hard Assets Producers Index to track general stock market performance. S&P’s and its third party licensor’s only relationship to S-Network is the licensing of certain trademarks, service marks and trade names of S&P and/or its third party licensors and for the providing of calculation and maintenance services related to the Hard Assets Producers Index. Neither S&P nor its third party licensors is responsible for and has not participated in the determination of the prices and amount of the Shares of Market Vectors RVE Hard Assets Producers ETF or the timing of the issuance or sale of the Shares of Market Vectors RVE Hard Assets Producers ETF or in the determination or calculation of the equation by which the Shares of Market Vectors RVE Hard Assets Producers ETF is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Shares of Market Vectors RVE Hard Assets Producers ETF.

NEITHER S&P, ITS AFFILIATES NOR THEIR THIRD PARTY LICENSORS GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS OR COMPLETENESS OF THE HARD ASSETS PRODUCERS INDEX OR ANY DATA INCLUDED THEREIN OR ANY COMMUNICATIONS, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATIONS (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P, ITS AFFILIATES AND THEIR THIRD PARTY LICENSORS SHALL NOT BE SUBJECT TO ANY DAMAGES OR

51

LICENSE AGREEMENTS AND DISCLAIMERS (continued)

LIABILITY FOR ANY ERRORS, OMISSIONS OR DELAYS THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO ITS TRADEMARKS, THE INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P, ITS AFFILIATES OR THEIR THIRD PARTY LICENSORS BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE OR CONSEQUENTIAL DAMAGES, INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY OR OTHERWISE.

Standard & Poor’s® and S&P® are registered trademarks of The McGraw-Hill Companies, Inc.; “Calculated by S&P Custom Indices” and its related stylized mark are service marks of The McGraw-Hill Companies, Inc. These marks have been licensed for use by S-Network.

“Jim Rogers,” “James Beeland Rogers, Jr.” and “Rogers” are trademarks, service marks and/or registered trademarks of Beeland Interests, Inc. (“Beeland Interests”), which is owned and controlled by James Beeland Rogers, Jr., and are used subject to license. The personal names and likeness of Jim Rogers/James Beeland Rogers, Jr. are owned and licensed by James Beeland Rogers, Jr.

The Shares of Market Vectors RVE Hard Assets Producers ETF are not sponsored, endorsed, sold or promoted by Beeland Interests or James Beeland Rogers, Jr. Neither Beeland Interests nor James Beeland Rogers, Jr. makes any representation or warranty, express or implied, nor accepts any responsibility, regarding the accuracy or completeness of this Prospectus, or the advisability of investing in securities or commodities generally, or in the Shares of Market Vectors RVE Hard Assets Producers ETF or in futures particularly.

BEELAND INTERESTS AND ITS AFFILIATES SHALL NOT HAVE ANY LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS, AND MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY OWNERS OF SHARES OF MARKET VECTORS RVE HARD ASSETS PRODUCERS ETF, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE HARD ASSETS PRODUCERS INDEX. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL BEELAND INTERESTS OR ANY OF ITS AFFILIATES HAVE ANY LIABILITY FOR ANY LOST PROFITS OR INDIRECT, PUNITIVE, SPECIAL OR CONSEQUENTIAL DAMAGES OR LOSSES, EVEN IF NOTIFIED OF THE POSSIBILITY THEREOF.

VAN ECK AND ITS AFFILIATES SHALL NOT HAVE ANY LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS, AND MAKES NO WARRANTY, EXPRESS OR IMPLIED AS TO RESULTS TO BE OBTAINED BY OWNERS OF MARKET VECTORS RVE HARD ASSETS PRODUCERS ETF, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE HARD ASSETS PRODUCERS INDEX. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL VAN ECK INTERESTS OR ANY OF ITS AFFILIATES HAVE ANY LIABILITY FOR ANY LOST PROFITS OR INDIRECT, PUNITIVE, SPECIAL OR CONSEQUENTIAL DAMAGES OR LOSSES, EVEN IF NOTIFIED OF THE POSSIBILITY THEREOF.

INDICATIVE VALUE CALCULATION

DOW JONES, ITS AFFILIATES, SOURCES AND DISTRIBUTION AGENTS (TOGETHER, THE “INDICATIVE VALUE CALCULATION AGENT”) SHALL NOT BE LIABLE TO THE ADVISER, ANY CUSTOMER OR ANY THIRD PARTY FOR ANY LOSS OR DAMAGE, DIRECT, INDIRECT OR CONSEQUENTIAL, ARISING FROM (I) ANY INACCURACY OR INCOMPLETENESS IN, OR DELAYS, INTERRUPTIONS, ERRORS OR OMISSIONS IN THE DELIVERY OF THE INTRA-DAY INDICATIVE VALUE WITH RESPECT TO EACH OF MARKET VECTORS AGRIBUSINESS ETF AND MARKET VECTORS NUCLEAR ENERGY ETF (THE “INDICATIVE VALUE”) OR ANY DATA RELATED THERETO (THE “DATA”) OR (II) ANY DECISION MADE OR ACTION TAKEN BY THE ADVISER, ANY CUSTOMER OR THIRD PARTY IN RELIANCE UPON THE DATA. THE INDICATIVE VALUE CALCULATION AGENT DOES NOT MAKE ANY WARRANTIES, EXPRESS OR IMPLIED, TO THE ADVISER, ANY INVESTOR IN MARKET VECTORS AGRIBUSINESS ETF AND MARKET VECTORS NUCLEAR ENERGY ETF OR ANY ONE ELSE REGARDING THE DATA, INCLUDING, WITHOUT LIMITATION, ANY WARRANTIES WITH RESPECT TO THE TIMELINESS, SEQUENCE, ACCURACY, COMPLETENESS, CORRECTNESS, MERCHANTABILITY, QUALITY OR FITNESS FOR A PARTICULAR PURPOSE OR ANY WARRANTIES AS TO THE RESULTS TO BE OBTAINED BY THE ADVISER, ANY INVESTORS IN MARKET VECTORS AGRIBUSINESS ETF AND MARKET VECTORS NUCLEAR ENERGY ETF OR OTHER PERSON IN CONNECTION WITH THE USE OF THE DATA. THE INDICATIVE VALUE CALCULATION AGENT SHALL NOT BE LIABLE TO THE ADVISER, ANY INVESTOR IN MARKET VECTORS AGRIBUSINESS ETF AND MARKET VECTORS NUCLEAR ENERGY ETF OR OTHER THIRD PARTIES FOR ANY DAMAGES, INCLUDING, WITHOUT LIMITATION, LOSS OF BUSINESS REVENUES, LOST PROFITS OR ANY INDIRECT, CONSEQUENTIAL, SPECIAL OR SIMILAR DAMAGES WHATSOEVER, WHETHER IN CONTRACT, TORT OR OTHERWISE, EVEN IF ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

52

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Funds’ financial performance since each Fund’s inception. Certain information reflects financial results for a single Fund share. The total returns in the table represent that rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young LLP, the Trust’s independent registered public accounting firm, whose report, along with the Funds’ financial statements, are included in the Funds’ Annual Report, which is available upon request.

FINANCIAL HIGHLIGHTS
For a share outstanding throughout the period:
	AGRIBUSINESS ETF				COAL ETF			GLOBAL ALTERNATIVE ENERGY ETF

	Year Ended December 31,	Year Ended December 31,	For The Period August 31, 2007* through December 31,		Year Ended December 31,	For The Period January 10, 2008* Through December 31,		Year Ended December 31,	Year Ended December 31,	For The Period May 3, 2007* Through December 31,

	2009	2008	2007		2009	2008		2009	2008	2007
Net Asset Value, Beginning of Period	$27.71	$56.73	$40.90		$14.55	$40.39		$23.08	$59.50	$39.68

Income from Investment Operations:
Net Investment Income (loss)	0.45	0.35	—	(b)	0.34	0.10		0.09	0.15	—	(b)
Net Realized and Unrealized Gain (Loss) on Investments	15.95	(29.09)	15.83		21.35	(25.85)		2.01	(36.43)	19.82

Total from Investment Operations	16.40	(28.74)	15.83		21.69	(25.75)		2.10	(36.28)	19.82

Less Distributions from:
Net Investment Income	(0.42)	(0.28)	—		(0.31)	(0.09)		(0.01)	(0.14)	—
Short-Term Capital Gains	—	—	—		—	—		—	—	—
Return of Capital	—	—	—		—	—		—	—	—

Total Distributions	(0.42)	(0.28)	—		(0.31)	(0.09)		(0.01)	(0.14)	—

Net Asset Value, End of Period	$43.69	27.71	$56.73		$35.93	$14.55		$25.17	$23.08	59.50

Total Return (a)	59.18%	(50.64)%	38.70	%(d)	149.05%	(63.75	)%(d)	9.11%	(60.98)%	49.95	%(d)

RATIOS/SUPPLEMENTARY DATA
Net Assets, End of Period (000’s)	$1,992,374	$679,014	$706,245		$418,528	$167,999		$212,645	$192,758	$238,018
Ratio of Gross Expenses to Average Net Assets	0.59%	0.59%	0.65	%(c)	0.64%	0.62	%(c)	0.66%	0.62%	0.73	%(c)
Ratio of Net Expenses to Average Net Assets	0.59%	0.59%	0.65	%(c)	0.64%	0.62	%(c)	0.66%	0.62%	0.65	%(c)
Ratio of Net Expenses, Excluding Interest Expense, to Average Net Assets	0.59%	0.58%	0.65	%(c)	0.63%	0.61	%(c)	0.65%	0.60%	0.65	%(c)
Ratio of Net Investment Income to Average Net Assets	1.56%	0.66%	(0.02	)%(c)	1.51%	0.53	%(c)	0.34%	0.46%	0.01	%(c)
Portfolio Turnover Rate	35%	29%	4%		50%	47%		50%	29%	5%

(a)

Total return is calculated assuming an initial investment of $10,000 made at the net asset value at the beginning of the period, reinvestment of any dividends and distributions at net asset value on the dividend/distribution payment date and a redemption on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

(b)	Amount represents less than + / - $0.005 per share

(c)	Annualized.

(d)	Not annualized.

*	Commencement of operations.

53

FINANCIAL HIGHLIGHTS (continued)

FINANCIAL HIGHLIGHTS
For a share outstanding throughout the period:
	GOLD MINERS ETF					JUNIOR GOLD MINERS ETF		NUCLEAR ENERGY ETF

	Year Ended December 31,	Year Ended December 31,	Year Ended December 31,	For The Period May 16, 2006* Through December 31,		For The Period November 10, 2009* Through December 31,		Year Ended December 31,	Year Ended December 31,	For The Period August 13, 2007* Through December 31,

	2009	2008	2007	2006		2009		2009	2008	2007
Net Asset Value, Beginning of Period	$33.70	$45.89	$39.87	$39.72		$24.72		$19.30	$35.62	$40.18

Income from Investment Operations:
Net Investment Income	0.05	0.43	0.11	0.11		(0.01)		0.22	1.27	0.05
Net Realized and Unrealized Gain (Loss) on Investments	12.51	(12.62)	6.66	0.16		1.10		3.55	(17.59)	(2.66)

Total from Investment Operations	12.56	(12.19)	6.77	0.27		1.09		3.77	(16.32)	(2.61)

Less Distributions from:
Net Investment Income	(0.11)	—	(0.75)	(0.12)		—		(0.42)	—	(1.95)
Short-Term Capital Gains	—	—	—	—		—		—	—	—
Return of Capital	—	—	—	—		—		—	—	—

Total Distributions	(0.11)	—	(0.75)	(0.12)		—		(0.42)	—	(1.95)

Net Asset Value, End of Period	$46.15	$33.70	$45.89	$39.87		$25.81		$22.65	$19.30	$35.62

Total Return (a)	37.27%	(26.56)%	16.97%	0.67	%(d)	4.41	%(d)	19.52%	(45.82)%	(6.51	)%(d)

RATIOS/SUPPLEMENTARY DATA
Net Assets, End of Period (000’s)	$5,568,529	$2,672,363	$1,436,430	$440,696		$660,843		$157,402	$135,065	$126,453
Ratio of Gross Expenses to Average Net Assets	0.54%	0.56%	0.59%	0.68	%(c)	0.59	%(c)	0.66%	0.61%	0.71	%(c)
Ratio of Net Expenses to Average Net Assets	0.54%	0.55%	0.55%	0.55	%(c)	0.59	%(c)	0.66%	0.61%	0.65	%(c)
Ratio of Net Expenses, Excluding Interest Expense, to Average Net Assets	0.54%	0.55%	0.55%	0.55	%(c)	0.59	%(c)	0.63%	0.61%	0.65	%(c)
Ratio of Net Investment Income to Average Net Assets	0.00%	0.15%	0.08%	0.69	%(c)	(0.43	)%(c)	1.00%	1.31%	0.01	%(c)
Portfolio Turnover Rate	12%	13%	1%	4%		20%		45%	23%	10%

(a)

Total return is calculated assuming an initial investment of $10,000 made at the net asset value at the beginning of the period, reinvestment of any dividends and distributions at net asset value on the dividend/distribution payment date and a redemption on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

(b)	Amount represents less than +/- $0.005 per share

(c)	Annualized.

(d)	Not annualized.

*	Commencement of operations.

54

FINANCIAL HIGHLIGHTS
For a share outstanding throughout the period:
	RVE HARD ASSETS PRODUCERS ETF			SOLAR ENERGY ETF			STEEL ETF

	Year Ended December 31,	For The Period August 29, 2008* Through December 31,		Year Ended December 31,	For The Period April 21, 2008* Through December 31,		Year Ended December 31,	Year Ended December 31,	Year Ended December 31,	For The Period October 10, 2006* Through December 31,

	2009	2008		2009	2008		2009	2008	2007	2006
Net Asset Value, Beginning of Period	$23.27	$39.60		$14.22	$40.68		$29.43	$85.02	$46.38	$40.51

Income from Investment Operations:
Net Investment Income (loss)	0.26	0.05		0.10	—(b	)	0.92	1.12	0.53	0.08
Net Realized and Unrealized Gain (Loss) on Investments	10.30	(16.31)		1.35	(26.46)		32.20	(55.35)	38.60	5.94

Total from Investment Operations	10.56	(16.26)		1.45	(26.46)		33.12	(54.23)	39.13	6.02

Less Distributions from:
Net Investment Income	(0.25)	(0.07)		(0.09)	—		(0.92)	(1.31)	(0.49)	(0.08)
Short-Term Capital Gains	—	—		—	—		—	(0.05)	—	(0.01)
Return of Capital	—	—		—	—		(0.06)	—	—	(0.06)

Total Distributions	(0.25)	(0.07)		(0.09)	—		(0.98)	(1.36)	(0.49)	(0.15)

Net Asset Value, End of Period	$33.58	$23.27		$15.58	$14.22		$61.57	$29.43	$85.02	$46.38

Total Return (a)	45.36%	(41.07	)%(d)	10.17%	(65.04	)%(d)	112.51%	(63.79)%	84.36%	14.85	%(d)

RATIOS/SUPPLEMENTARY DATA
Net Assets, End of Period (000’s)	$97,394	$24,429		$34,279	$18,483		$390,947	$89,754	$250,821	$41,740
Ratio of Gross Expenses to Average Net Assets	0.98%	2.20	%(c)	0.96%	1.23	%(c)	0.59%	0.60%	0.62%	1.34	%(c)
Ratio of Net Expenses to Average Net Assets	0.65%	0.75	%(c)	0.66%	0.65	%(c)	0.56%	0.55%	0.55%	0.54	%(c)
Ratio of Net Expenses, Excluding Interest Expense, to Average Net Assets	0.65%	0.65	%(c)	0.65%	0.65	%(c)	0.55%	0.55%	0.55%	0.54	%(c)
Ratio of Net Investment Income to Average Net Assets	1.38%	1.49	%(c)	0.86%	(0.02	)%(c)	2.79%	1.44%	1.15%	0.79	%(c)
Portfolio Turnover Rate	28%	19%		51%	52%		19%	21%	5%	1%

(a)

Total return is calculated assuming an initial investment of $10,000 made at the net asset value at the beginning of the period, reinvestment of any dividends and distributions at net asset value on the dividend/distribution payment date and a redemption on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

(b)	Amount represents less than +/- $0.005 per share

(c)	Annualized.

(d)	Not annualized.

*	Commencement of operations.

55

PREMIUM/DISCOUNT INFORMATION

Information regarding how often the Shares of each Fund traded on NYSE Arca at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund during the past four calendar quarters, as applicable, can be found at www.vaneck.com/etf.

GENERAL INFORMATION

Continuous Offering

The method by which Creation Units are created and traded may raise certain issues under applicable securities laws. Because new Creation Units are issued and sold by the Trust on an ongoing basis, at any point a “distribution,” as such term is used in the Securities Act of 1933, as amended (the “Securities Act”), may occur. Broker dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery and liability provisions of the Securities Act.

For example, a broker dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Distributor, breaks them down into constituent Shares, and sells such Shares directly to customers, or if it chooses to couple the creation of a supply of new Shares with an active selling effort involving solicitation of secondary market demand for Shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a categorization as an underwriter.

Broker dealers who are not “underwriters” but are participating in a distribution (as contrasted to ordinary secondary trading transactions), and thus dealing with Shares that are part of an “unsold allotment” within the meaning of Section 4(3)(C) of the Securities Act, would be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the Securities Act. This is because the prospectus delivery exemption in Section 4(3) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. As a result, broker dealer firms should note that dealers who are not underwriters but are participating in a distribution (as contrasted with ordinary secondary market transactions) and thus dealing with the Shares that are part of an overallotment within the meaning of Section 4(3)(A) of the Securities Act would be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the Securities Act. Firms that incur a prospectus delivery obligation with respect to Shares are reminded that, under Rule 153 of the Securities Act, a prospectus delivery obligation under Section 5(b)(2) of the Securities Act owed to an exchange member in connection with a sale on NYSE Arca is satisfied by the fact that the prospectus is available at NYSE Arca upon request. The prospectus delivery mechanism provided in Rule 153 is only available with respect to transactions on an exchange.

Other Information

The Trust was organized as a Delaware statutory trust on March 15, 2001. Its Declaration of Trust currently permits the Trust to issue an unlimited number of Shares of beneficial interest. If shareholders are required to vote on any matters, each Share outstanding would be entitled to one vote. Annual meetings of shareholders will not be held except as required by the 1940 Act and other applicable law. See the Funds’ SAI for more information concerning the Trust’s form of organization. Section 12(d)(1) of the 1940 Act restricts investments by investment companies in the securities of other investment companies, including Shares of a Fund. Registered investment companies are permitted to invest in the Funds beyond the limits set forth in Section 12(d)(1) subject to certain terms and conditions set forth in an SEC exemptive order issued to the Trust, including that such investment companies enter into an agreement with the Funds.

Dechert LLP serves as counsel to the Trust, including the Funds. Ernst & Young LLP serves as the Trust’s independent registered public accounting firm and will audit the Fund’s financial statements annually.

Additional Information

This Prospectus does not contain all the information included in the Registration Statement filed with the SEC with respect to the Funds’ Shares. Information about the Funds can be reviewed and copied at the SEC’s Public Reference Room and information on the operation of the Public Reference Room may be obtained by calling the SEC at 1.202.551.8090. The Funds’ Registration Statement, including this Prospectus, the Funds’ SAI and the exhibits may be examined at the offices of the SEC (100 F Street, NE, Washington, DC 20549) or on the EDGAR database at the SEC’s website (http://www.sec.gov), and copies may be obtained, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, DC 20549-1520. These documents and other information concerning the Trust also may be inspected at the offices of NYSE Arca (20 Broad Street, New York, New York 10005).

The SAI for the Funds, which has been filed with the SEC, provides more information about the Funds. The SAI for the Funds is incorporated herein by reference and is legally part of this Prospectus. Additional information about the Funds’ investments will be available in each Fund’s annual and semi-annual reports to shareholders. In each Fund’s annual report, you will find a

56

discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. The SAI and the Funds’ annual and semi-annual reports may be obtained without charge by writing to the Funds at Van Eck Securities Corporation, the Funds’ distributor, at 335 Madison Avenue, New York, New York 10017 or by calling the distributor at the following number: Investor Information: 1.888.MKT.VCTR (658-8287).

Shareholder inquiries may be directed to the Funds in writing to 335 Madison Avenue, 19th Floor, New York, New York 10017 or by calling 1.888.MKT.VCTR (658-8287).

The Funds’ SAI will be available at www.vaneck.com/etf.

(Investment Company Act file no. 811-10325)

57

For more detailed information about the Funds, see the SAI dated May 1, 2010, which is incorporated by reference into this Prospectus. Additional information about the Funds’ investments will be available in each Fund’s annual and semi-annual reports to shareholders. In each Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

Call Van Eck at 888.MKT.VCTR to request, free of charge, the annual or semi-annual reports, the SAI, or other information about the Funds or to make shareholder inquiries. You may also obtain the SAI or a Fund’s annual or semi-annual reports, when available, by visiting the Van Eck website at vaneck.com/etf.

Information about the Funds (including the SAI) can also be reviewed and copied at the SEC Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling 202.551.8090.

Reports and other information about the Funds are available on the EDGAR Database on the SEC’s internet site at http://www.sec.gov. In addition, copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, DC 20549-0102.

Transfer Agent: The Bank of New York Mellon
SEC Registration Number: 333-123257
1940 Act Registration Number: 811-10325

MVHAPRO

MAY  1,  2010

Principal U.S. Listing Exchange for each Fund: NYSE Arca, Inc.

The U.S. Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense. Shares of the Funds (“Shares”) are not guaranteed or insured by the Federal Deposit Insurance Corporation or any other agency of the U.S. Government, nor are Shares deposits or obligations of any bank. Such Shares in the Funds involve investment risks, including the loss of principal.

MARKET VECTORS AFRICA INDEX ETF

SUMMARY INFORMATION

INVESTMENT OBJECTIVE

Market Vectors Africa Index ETF (the “Fund”) seeks to replicate as closely as possible, before fees and expenses, the price and yield performance of the Dow Jones Africa Titans 50 IndexSM (the “Africa Titans 50 Index”).

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund. When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges, which are not reflected in the table.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.50%
Other Expenses	0.93%
Total Annual Fund Operating Expenses(a)	1.43%
Fee Waivers and Expense Reimbursement(a)	0.59%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement(a)	0.84%

Expense Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example does not take into account brokerage commissions that you pay when purchasing or selling Shares of the Fund.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes that your investment has a 5% annual return and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

YEAR	EXPENSES

1	$86
3	$394
5	$725
10	$1,662

(a)

Van Eck Associates Corporation (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expense, offering costs, trading expenses, taxes and extraordinary expenses) from exceeding 0.83% of the Fund’s average daily net assets per year until at least May 1, 2011. During such time, the expense limitation is expected to continue until the Fund’s Board of Trustees acts to discontinue all or a portion of such expense limitation.

PORTFOLIO TURNOVER

The Fund will pay transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, may affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 30% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund normally invests at least 80% of its total assets in equity securities, which may include depositary receipts, of companies (i) domiciled in Africa, (ii) primarily listed on an exchange in Africa or (iii) that generate at least 50% of their revenues in Africa. Such companies may include small- and medium-capitalization companies. The Fund’s 80% investment policy is non-fundamental and requires 60 days’ prior written notice to shareholders before it can be changed.

The Fund, using a “passive” or indexing investment approach, attempts to approximate the investment performance of the Africa Titans 50 Index by investing in a portfolio of securities that generally replicates the Africa Titans 50 Index. The Adviser expects that, over time, the correlation between the Fund’s performance and that of the Africa Titans 50 Index before fees and expenses will be 95% or better. A figure of 100% would indicate perfect correlation. The Fund will normally invest at least 80% if its assets in securities that comprise the Africa Titans 50 Index.

The Fund may also utilize convertible securities and derivative instruments, such as swaps, options, warrants, futures contracts, currency forwards, structured notes and participation notes to seek performance that corresponds to the Africa Titans 50 Index.

Investments that have economic characteristics that are substantially identical to the economic characteristics of the component securities of the Africa Titans 50 Index will count towards the 80% investment policy discussed above.

The Fund will concentrate its investments in a particular industry or group of industries to the extent that the Africa Titans 50 Index concentrates in an industry or group of industries.

PRINCIPAL RISKS OF INVESTING IN THE FUND

Investors in the Fund should be willing to accept a high degree of volatility in the price of the Fund’s Shares and the possibility of significant losses. An investment in the Fund involves a substantial degree of risk. Therefore, you should consider carefully the following risks before investing in the Fund.

Special Risk Considerations of Investing in African Issuers. Investment in securities of companies domiciled in Africa, primarily listed on an exchange in Africa or that generate at least 50% of their revenues in Africa involves risks not typically associated with investments in securities of issuers in more developed countries that may negatively affect the value of your investment in the Fund. Such heightened risks include, among others, expropriation and/or nationalization of assets, restrictions on and government intervention in international trade, confiscatory taxation, political instability, including authoritarian and/or military involvement in governmental decision making, armed conflict, the impact on the economy as a result of civil war, and social instability as a result of religious, ethnic and/or socioeconomic unrest.

The securities markets in Africa are underdeveloped and are often considered to be less correlated to global economic cycles than those markets located in more developed countries. As a result, securities markets in Africa are subject to greater risks associated with market volatility, lower market capitalization, lower trading volume, illiquidity, inflation, greater price fluctuations, uncertainty regarding the existence of trading markets, governmental control and heavy regulation of labor and industry. Moreover, trading on securities markets may be suspended altogether.

Certain governments in Africa may restrict or control to varying degrees the ability of foreign investors to invest in securities of issuers located or operating in those countries. These restrictions and/or controls may at times limit or prevent foreign investment in securities of issuers located or operating in countries in Africa. Moreover, certain countries in Africa may require governmental approval or special licenses prior to investments by foreign investors and may limit the amount of investments by foreign investors in a particular industry and/or issuer and may limit such foreign investment to a certain class of securities of an issuer that may have less advantageous rights than the classes available for purchase by domiciliaries of those countries and/or impose additional taxes on foreign investors. These factors, among others, make investing in issuers located or operating in countries in Africa significantly riskier than investing in issuers located or operating in more developed countries, and any one of them could cause a decline in the value of the Fund’s Shares.

The value of certain African currencies may be subject to a high degree of fluctuation. The Fund’s assets will be invested primarily in equity securities of companies domiciled in Africa, primarily listed on an exchange in Africa or that generate at least 50% of their revenues in Africa and the income received by the Fund will be principally in African currencies. The Fund’s exposure to certain African currencies and changes in value of such African currencies versus the U.S. dollar may result in reduced returns for the Fund. Moreover, the Fund may incur costs in connection with conversions between U.S. dollars and the particular African currency.

Market Risk. The prices of the securities in the Fund are subject to the risks associated with investing in the stock market, including general economic conditions and sudden and unpredictable drops in value. An investment in the Fund may lose money.

Index Tracking Risk. The Fund’s return may not match the return of the Africa Titans 50 Index for a number of reasons. For example, the Fund incurs a number of operating expenses not applicable to the Africa Titans 50 Index and incurs costs associated with buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Africa Titans 50 Index and raising cash to meet redemptions or deploying cash in connection with newly created Creation Units (defined herein). In addition, the Fund may not be able to invest in certain securities included in the Africa Titans 50 Index, or invest in them in the exact proportions they represent of the Africa Titans 50 Index, due to legal restrictions or limitations imposed by the goverments of certain African countries or a lack of liquidity on stock exchanges in which such securities trade. The Fund is expected to value some or all of its investments based on fair value prices. To the extent the Fund calculates its net asset value (“NAV”) based on fair value prices and the value of the Africa Titans 50 Index is based on securities’ closing price on local foreign markets (i.e., the value of the Africa Titans 50 Index is not based on fair value prices), the Fund’s ability to track the Africa Titans 50 Index may be adversely affected.

Replication Management Risk. An investment in the Fund involves risks similar to those of investing in any fund of equity securities traded on an exchange, such as market fluctuations caused by such factors as economic and political developments, changes in interest rates and perceived trends in security prices. However, because the Fund is not “actively” managed, unless a specific security is removed from the Africa Titans 50 Index, the Fund generally would not sell a security because the security’s issuer was in financial trouble. Therefore, the Fund’s performance could be lower than other types of mutual funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline.

Risk of Cash Transactions. Unlike most exchange-traded funds (“ETFs”), the Fund expects to effect a portion of its creations and redemptions for cash, rather than in-kind securities. As such, investments in Shares may be less tax-efficient than an investment in a conventional ETF.

2

Non-Diversified Risk. The Fund is classified as a “non-diversified” investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). Therefore, the Fund may invest a relatively high percentage of its assets in a smaller number of issuers or may invest a larger proportion of its assets in a single company. As a result, the gains and losses on a single security may have a greater impact on the Fund’s NAV and may make the Fund more volatile than diversified funds.

Concentration Risk. The Fund’s assets will be concentrated in a particular sector or sectors or industry or group of industries to the extent the Africa Titans 50 Index concentrates in an industry or group of industries. In addition, the Fund’s assets will be concentrated in Africa. To the extent that the Fund’s investments are concentrated in a particular sector, industry or geographic region, the Fund will be susceptible to loss due to adverse occurrences affecting that sector, industry or geographic region.

PERFORMANCE

The bar chart that follows shows how the Fund performed for the last calendar year. The table below the bar chart shows the Fund’s average annual returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by showing the Fund’s performance and by showing how the Fund’s average annual returns for one year compared with the Fund’s benchmark index and a broad measure of market performance. All returns assume reinvestment of dividends and distributions. The Fund’s past performance (before and after income taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at vaneck.com/etf.

Annual Total Returns—Calendar Years

Best Quarter:	+36.75%	2Q ’09
Worst Quarter	-10.21%	1Q ’09

Average Annual Total Returns for the Periods Ended December 31, 2009

The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold Shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	Past One Year	Since Inception (7/10/2008)

Market Vectors Africa Index ETF (return before taxes)	31.15%	-20.64%
Market Vectors Africa Index ETF (return after taxes on distributions)	30.78%	-20.96%
Market Vectors Africa Index ETF (return after taxes on distributions and sale of Fund Shares)	20.24%	-17.58%
Dow Jones Africa Titans 50 IndexSM (reflects no deduction for fees, expenses or taxes)	34.48%	-18.53%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	26.47%	-5.28%

PORTFOLIO MANAGEMENT

Investment Adviser. Van Eck Associates Corporation.

Portfolio Managers. The following individuals are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser	Date Began Managing the Fund

Hao-Hung (Peter) Liao	Portfolio Manager	July 2008
George Cao	Portfolio Manager	July 2008

For important information about the purchase and sale of Fund Shares and tax information, please turn to “Summary Information about Purchases and Sales of Fund Shares and Taxes” on page 30 of this Prospectus.

3

MARKET VECTORS BRAZIL SMALL-CAP ETF

INVESTMENT OBJECTIVE

Market Vectors Brazil Small-Cap ETF (the “Fund”) seeks to replicate as closely as possible, before fees and expenses, the price and yield performance of the Market Vectors Brazil Small-Cap Index (the “Brazil Small-Cap Index”).

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund. When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges, which are not reflected in the table.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.50%
Other Expenses	0.21%
Total Annual Fund Operating Expenses(a)	0.71%
Fee Waivers and Expense Reimbursement(a)	0.00%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement(a)	0.71%

Expense Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example does not take into account brokerage commissions that you pay when purchasing or selling Shares of the Fund.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes that your investment has a 5% annual return and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

YEAR	EXPENSES

1	$73
3	$227
5	$395
10	$883

(a)

The Adviser has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expense, offering costs, trading expenses, taxes and extraordinary expenses) from exceeding 0.71% of the Fund’s average daily net assets per year until at least May 1, 2011. During such time, the expense limitation is expected to continue until the Fund’s Board of Trustees acts to discontinue all or a portion of such expense limitation.

PORTFOLIO TURNOVER

The Fund will pay transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, may affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 72% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund normally invests at least 80% of its total assets in securities that comprise the Fund’s benchmark index. The Fund’s benchmark index is comprised of securities of Brazilian small-capitalization companies. A company is considered to be from Brazil if it is domiciled and primarily listed on an exchange in Brazil or generates at least 50% of its revenues in Brazil. As of March 31, 2010, the Brazil Small-Cap Index included companies with a market capitalization range of between approximately $420 million and $3.3 billion. The Fund’s 80% investment policy is non-fundamental and requires 60 days’ prior written notice to shareholders before it can be changed.

The Fund, using a “passive” or indexing investment approach, attempts to approximate the investment performance of the Brazil Small-Cap Index by investing in a portfolio of securities that generally replicates the Brazil Small-Cap Index. The Adviser expects that, over time, the correlation between the Fund’s performance and that of the Brazil Small-Cap Index before fees and expenses will be 95% or better. A figure of 100% would indicate perfect correlation. The Fund will normally invest at least 80% if its assets in securities that comprise the Brazil Small-Cap Index.

4

The Fund may also utilize convertible securities and derivative instruments, such as swaps, options, warrants, futures contracts, currency forwards, structured notes and participation notes to seek performance that corresponds to the Brazil Small-Cap Index. Investments that have economic characteristics that are substantially identical to the economic characteristics of the component securities of the Brazil Small-Cap Index will count towards the 80% investment policy discussed above.

The Fund will concentrate its investments in a particular industry or group of industries to the extent that the Brazil Small-Cap Index concentrates in an industry or group of industries.

PRINCIPAL RISKS OF INVESTING IN THE FUND

Risk of Investing in Brazil. The Brazilian government has exercised, and continues to exercise, significant influence over the Brazilian economy. The Brazilian economy has been characterized by frequent, and occasionally drastic, intervention by the Brazilian government. The Brazilian government has often changed monetary, taxation, credit, tariff and other policies to influence the core of Brazil’s economy. Actions taken by the Brazilian government concerning the economy may have significant effects on Brazilian companies and on market conditions and prices of Brazilian securities.

The market for Brazilian securities is directly influenced by the flow of international capital, and economic and market conditions of certain countries, especially emerging market countries. As a result, adverse economic conditions or developments in other emerging market countries have at times significantly affected the availability of credit in the Brazilian economy and resulted in considerable outflows of funds and declines in the amount of foreign currency invested in Brazil.

Investments in Brazilian securities may be subject to certain restriction on foreign investment. Brazilian law provides that whenever a serious imbalance in Brazil’s balance of payments exists or is anticipated, the Brazilian government may impose temporary restrictions on the remittance to foreign investors of the proceeds of their investment in Brazil and on the conversion of the Brazilian Real into foreign currency.

Brazil has historically experienced high rates of inflation and may continue to do so in the future. An increase in prices for petroleum, the depreciation of the Brazilian Real and future governmental measures seeking to maintain the value of the Brazilian Real in relation to the U.S. dollar, may trigger increases in inflation in Brazil and may slow the rate of growth of the Brazilian economy. Conversely, appreciation of the Brazilian Real relative to the U.S. dollar may lead to the deterioration of Brazil’s current account and balance of payments as well as limit the growth of exports.

Because the Fund’s assets will be invested primarily in equity securities of Brazilian issuers and the income received by the Fund will be principally in Brazilian Reais. The Fund’s exposure to the Brazilian Real and changes in value of the Brazilian Real versus the U.S. dollar may result in reduced returns for the Fund. Moreover, the Fund may incur costs in connection with conversions between U.S. dollars and Brazilian Reais.

Market Risk. The prices of the securities in the Fund are subject to the risks associated with investing in the stock market, including general economic conditions and sudden and unpredictable drops in value. An investment in the Fund may lose money.

Index Tracking Risk. The Fund’s return may not match the return of the Brazil Small-Cap Index for a number of reasons. For example, the Fund incurs a number of operating expenses not applicable to the Brazil Small-Cap Index and incurs costs associated with buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Brazil Small-Cap Index and raising cash to meet redemptions or deploying cash in connection with newly created Creation Units. In addition, the Fund may not be able to invest in certain securities included in the Brazil Small-Cap Index, or invest in them in the exact proportions they represent of the Brazil Small- Cap Index, due to legal restrictions or limitations imposed by the government of Brazil or a lack of liquidity on stock exchanges in which such securities trade. The Fund is expected to value some or all of its investments based on fair value prices. To the extent the Fund calculates its NAV based on fair value prices and the value of the Brazil Small-Cap Index is based on securities’ closing price on local foreign markets (i.e., the value of the Brazil Small-Cap Index is not based on fair value prices), the Fund’s ability to track the Brazil Small-Cap Index may be adversely affected.

Replication Management Risk. An investment in the Fund involves risks similar to those of investing in any fund of equity securities traded on an exchange, such as market fluctuations caused by such factors as economic and political developments, changes in interest rates and perceived trends in security prices. However, because the Fund is not “actively” managed, unless a specific security is removed from the Brazil Small-Cap Index, the Fund generally would not sell a security because the security’s issuer was in financial trouble. Therefore, the Fund’s performance could be lower than other types of mutual funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline.

Risk of Investing in Small-Capitalization Companies. Small-capitalization companies (i.e., companies that generally have market capitalizations ranging from approximately over $200 million to $1.5 billion) may be more volatile and more likely than large- and medium-capitalization companies to have narrower product lines, fewer financial resources, less management depth and

5

MARKET VECTORS BRAZIL SMALL-CAP ETF (continued)

experience and less competitive strength. Returns on investments in stocks of small-capitalization companies could trail the returns on investments in stocks of larger companies.

Risk of Cash Transactions. Unlike most ETFs, the Fund expects to effect all of its creations and redemptions for principally cash, rather than in-kind securities. As such, investments in Shares may be less tax-efficient than an investment in a conventional ETF.

Non-Diversified Risk. The Fund is classified as a “non-diversified” investment company under the 1940 Act. Therefore, the Fund may invest a relatively high percentage of its assets in a smaller number of issuers or may invest a larger proportion of its assets in a single company. As a result, the gains and losses on a single security may have a greater impact on the Fund’s NAV and may make the Fund more volatile than diversified funds.

Concentration Risk. The Fund’s assets will be concentrated in a particular sector or sectors or industry or group of industries to the extent the Brazil Small-Cap Index concentrates in an industry or group of industries. In addition, the Fund’s assets will be concentrated in Brazil. To the extent that the Fund’s investments are concentrated in a particular sector, industry or country, the Fund will be susceptible to loss due to adverse occurrences affecting that sector, industry or country.

PERFORMANCE

The Fund commenced operations on May 12, 2009 and therefore does not have a performance history for a full calendar year. Visit vaneck.com/etf for current performance figures.

PORTFOLIO MANAGEMENT

Investment Adviser. Van Eck Associates Corporation.

Portfolio Managers. The following individuals are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser	Date Began Managing the Fund

Hao-Hung (Peter) Liao	Portfolio Manager	May 2009
George Cao	Portfolio Manager	May 2009

For important information about the purchase and sale of Fund Shares and tax information, please turn to “Summary Information about Purchases and Sales of Fund Shares and Taxes” on page 30 of this Prospectus.

6

MARKET VECTORS ENVIRONMENTAL SERVICES ETF

INVESTMENT OBJECTIVE

Market Vectors Environmental Services ETF (the “Fund”) seeks to replicate as closely as possible, before fees and expenses, the price and yield performance of the NYSE Arca Environmental Services Index (the “Environmental Services Index”).

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund. When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges, which are not reflected in the table.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.50%
Other Expenses	0.36%
Total Annual Fund Operating Expenses(a)	0.86%
Fee Waivers and Expense Reimbursement(a)	0.30%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement(a)	0.56%

Expense Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example does not take into account brokerage commissions that you pay when purchasing or selling Shares of the Fund.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes that your investment has a 5% annual return and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

YEAR	EXPENSES

1	$57
3	$244
5	$447
10	$1,033

(a)

The Adviser has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expense, offering costs, trading expenses, taxes and extraordinary expenses) from exceeding 0.55% of the Fund’s average daily net assets per year until at least May 1, 2011. During such time, the expense limitation is expected to continue until the Fund’s Board of Trustees acts to discontinue all or a portion of such expense limitation.

PORTFOLIO TURNOVER

The Fund will pay transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, may affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 24% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund normally invests at least 80% of its total assets in common stocks and American depositary receipts (“ADRs”) of companies involved in the environmental services industry. The Fund’s 80% investment policy is non-fundamental and requires 60 days’ prior written notice to shareholders before it can be changed.

The Fund, using a “passive” or indexing investment approach, attempts to approximate the investment performance of the Environmental Services Index by investing in a portfolio of securities that generally replicates the Environmental Services Index. The Adviser expects that, over time, the correlation between the Fund’s performance and that of the Environmental Services Index before fees and expenses will be 95% or better. A figure of 100% would indicate perfect correlation. The Fund will normally invest at least 80% if its assets in securities that comprise the Environmental Services Index.

The Fund may also utilize convertible securities and derivative instruments, such as swaps, options, warrants, futures contracts, currency forwards, structured notes and participation notes to seek performance that corresponds to the Environmental Services Index. Investments that have economic characteristics that are substantially identical to the economic characteristics of the component securities of the Environmental Services Index will count towards the 80% investment policy discussed above.

7

MARKET VECTORS ENVIRONMENTAL SERVICES ETF (continued)

The Fund will concentrate its investments in a particular industry or group of industries to the extent that the Environmental Services Index concentrates in an industry or group of industries.

PRINCIPAL RISKS OF INVESTING IN THE FUND

Risk of Investing in the Environmental Services Industry. Because the Fund primarily invests in stocks and ADRs of companies that are involved in a variety of activities related to environmental services and consumer and industrial waste management, it is subject to certain risks associated with such companies. Competitive pressures may have a significant effect on the financial condition of such companies. These prices may fluctuate substantially over short periods of time so the Fund’s Share price may be more volatile than other types of investments. These companies are also affected by changes in government regulation, world events and economic conditions. In addition, these companies are subject to liability for environmental damage claims.

Market Risk. The prices of the securities in the Fund are subject to the risks associated with investing in the stock market, including general economic conditions and sudden and unpredictable drops in value. An investment in the Fund may lose money.

Index Tracking Risk. The Fund’s return may not match the return of the Environmental Services Index for a number of reasons. For example, the Fund incurs a number of operating expenses not applicable to the Environmental Services Index and incurs costs associated with buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Environmental Services Index and raising cash to meet redemptions or deploying cash in connection with newly created Creation Units. Because the Fund bears the costs and risks associated with buying and selling securities while such costs and risks are not factored into the return of the Environmental Services Index, the Fund’s return may deviate significantly from the return of the Environmental Services Index. In addition, the Fund may not be able to invest in certain securities included in the Environmental Services Index, or invest in them in the exact proportions they represent of the Environmental Services Index, due to legal restrictions or limitations imposed by the governments of certain countries or a lack of liquidity on stock exchanges in which such securities trade.

Replication Management Risk. An investment in the Fund involves risks similar to those of investing in any fund of equity securities traded on an exchange, such as market fluctuations caused by such factors as economic and political developments, changes in interest rates and perceived trends in security prices. However, because the Fund is not “actively” managed, unless a specific security is removed from the Environmental Services Index, the Fund generally would not sell a security because the security’s issuer was in financial trouble. Therefore, the Fund’s performance could be lower than other types of mutual funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline.

Risk of Investing in ADRs. ADRs are issued by U.S. banks or trust companies, and entitle the holder to all dividends and capital gains that are paid out on the underlying foreign shares. With respect to ADRs not included in the Environmental Services Index, the Fund’s investments in ADRs may be less liquid than the underlying shares in their primary trading market and may negatively affect the Fund’s ability to replicate the performance of the Environmental Services Index. In addition, investments in ADRs may increase tracking error.

Non-Diversified Risk. The Fund is classified as a “non-diversified” investment company under the 1940 Act. Therefore, the Fund may invest a relatively high percentage of its assets in a smaller number of issuers or may invest a larger proportion of its assets in a single company. As a result, the gains and losses on a single security may have a greater impact on the Fund’s NAV and may make the Fund more volatile than diversified funds.

Concentration Risk. The Fund’s assets will be concentrated in the environmental services industry to the extent the Environmental Services Index concentrates in the environmental services industry. By concentrating its assets in the environmental services industry, the Fund is subject to the risk that economic, political or other conditions that have a negative effect on that industry will negatively impact the Fund to a greater extent than if the Fund’s assets were invested in a wider variety of industries.

PERFORMANCE

The bar chart that follows shows how the Fund performed for the calendar years shown. The table below the bar chart shows the Fund’s average annual returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by comparing the Fund’s performance from year to year and by showing how the Fund’s average annual returns for one year compared with the Fund’s benchmark index and a broad measure of market performance. All returns assume reinvestment of dividends and distributions. The Fund’s past performance (before and after income taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at vaneck.com/etf.

8

Annual Total Returns—Calendar Years

Best Quarter:	+25.65%	2Q ’09
Worst Quarter:	-21.21%	4Q ’08

Average Annual Total Returns for the Periods Ended December 31, 2009

The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold Shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	Past One Year	Since Inception (10/10/2006)

Market Vectors Environmental Services ETF (return before taxes)	22.07%	3.06%
Market Vectors Environmental Services ETF (return after taxes on distributions)	21.70%	2.72%
Market Vectors Environmental Services ETF (return after taxes on distributions and sale of Fund Shares)	14.35%	2.41%
NYSE Arca Environmental Services Index (reflects no deduction for fees, expenses or taxes)	22.72%	3.49%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	26.47%	-3.73%

PORTFOLIO MANAGEMENT

Investment Adviser. Van Eck Associates Corporation.

Portfolio Managers. The following individuals are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser	Date Began Managing the Fund

Hao-Hung (Peter) Liao	Portfolio Manager	October 2006
George Cao	Portfolio Manager	December 2007

For important information about the purchase and sale of Fund Shares and tax information, please turn to “Summary Information about Purchases and Sales of Fund Shares and Taxes” on page 30 of this Prospectus.

9

MARKET VECTORS GAMING ETF

INVESTMENT OBJECTIVE

Market Vectors Gaming ETF (the “Fund”) seeks to replicate as closely as possible, before fees and expenses, the price and yield performance of the S-Network Global Gaming IndexSM (the “Gaming Index”).

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund. When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges, which are not reflected in the table.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.50%
Other Expenses	0.21%
Total Annual Fund Operating Expenses(a)	0.71%
Fee Waivers and Expense Reimbursement(a)	0.05%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement(a)	0.66%

Expense Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example does not take into account brokerage commissions that you pay when purchasing or selling Shares of the Fund.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes that your investment has a 5% annual return and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

YEAR	EXPENSES

1	$67
3	$222
5	$390
10	$878

(a)

The Adviser has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expense, offering costs, trading expenses, taxes and extraordinary expenses) from exceeding 0.65% of the Fund’s average daily net assets per year until at least May 1, 2011. During such time, the expense limitation is expected to continue until the Fund’s Board of Trustees acts to discontinue all or a portion of such expense limitation.

PORTFOLIO TURNOVER

The Fund will pay transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, may affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 33% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund normally invests at least 80% of its total assets in equity securities of U.S. and foreign companies primarily engaged in the global gaming industry. Companies primarily engaged in the global gaming industry include those engaged in casino operations, race track operations, sports and horse race betting operations, online gaming operations and/or the provision of related equipment and technologies, and which derive at least 50% of their total revenues from such activities (including resort facilities related to casino operations). Such companies may include small- and medium-capitalization companies. The Fund’s 80% investment policy is non-fundamental and requires 60 days’ prior written notice to shareholders before it can be changed.

The Fund, using a “passive” or indexing investment approach, attempts to approximate the investment performance of the Gaming Index by investing in a portfolio of securities that generally replicates the Gaming Index. The Adviser expects that, over time, the correlation between the Fund’s performance and that of the Gaming Index before fees and expenses will be 95% or better. A figure of 100% would indicate perfect correlation. The Fund will normally invest at least 80% of its total assets in securities that comprise the Gaming Index.

10

The Fund may also utilize convertible securities and derivative instruments, such as swaps, options, warrants, futures contracts, currency forwards, structured notes and participation notes to seek performance that corresponds to the Gaming Index. Investments that have economic characteristics that are substantially identical to the economic characteristics of the component securities of the Gaming Index will count towards the 80% investment policy discussed above.

The Fund will concentrate its investments in a particular industry or group of industries to the extent that the Gaming Index concentrates in an industry or group of industries.

PRINCIPAL RISKS OF INVESTING IN THE FUND

Risk of Investing in the Gaming Industry. Companies in the gaming industry are highly regulated, and state and Federal legislative changes (as well as the laws of other countries) can significantly impact their ability to operate in certain jurisdictions and the profitability of companies in the industry. Companies in the same industry often face similar obstacles, issues and regulatory burdens. As a result, the securities of gaming companies owned by the Fund may react similarly to, and move in unison with, one another. The gaming industry may also be negatively affected by changes in economic conditions as well as changes in consumer tastes. In addition, the gaming industry is characterized by the use of various forms of intellectual property, which are dependent upon patented technologies, trademarked brands and proprietary information. Companies operating in the gaming industry are subject to the risk of significant litigation regarding intellectual property rights, which may adversely affect and financially harm companies in which the Fund may invest. Furthermore, certain jurisdictions may impose additional restrictions on securities issued by gaming companies organized or operated in such jurisdictions that may be held by the Fund. In the event these restrictions limit the amount of securities issued by such gaming companies, this may increase the Fund’s index tracking risk.

Risks of Investing in Foreign Securities. Investments in the securities of non-U.S. issuers involve risks beyond those associated with investments in U.S. securities. These additional risks include greater market volatility, the availability of less reliable financial information, higher transactional and custody costs, taxation by foreign governments, decreased market liquidity and political instability. Because the Fund may invest in securities denominated in foreign currencies and some of the income received by the Fund will be in foreign currencies, changes in currency exchange rates may negatively impact the Fund’s returns. In addition, the Fund may invest in depositary receipts which involve similar risks to those associated with investments in foreign securities.

Market Risk. The prices of the securities in the Fund are subject to the risks associated with investing in the stock market, including general economic conditions and sudden and unpredictable drops in value. An investment in the Fund may lose money.

Index Tracking Risk. The Fund’s return may not match the return of the Gaming Index for a number of reasons. For example, the Fund incurs a number of operating expenses not applicable to the Gaming Index and incurs costs associated with buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Gaming Index and raising cash to meet redemptions or deploying cash in connection with newly created Creation Units. Because the Fund bears the costs and risks associated with buying and selling securities while such costs are not factored in to the return of the Gaming Index, the Fund’s return may deviate significantly from the return of the Gaming Index. In addition, the Fund may not be able to invest in certain securities included in the Gaming Index, or invest in them in the exact proportions they represent of the Gaming Index, due to legal restrictions or limitations imposed by the governments of certain countries or a lack of liquidity on stock exchanges in which such securities trade. The Fund is expected to value some or all of its investments based on fair value prices. To the extent the Fund calculates its NAV based on fair value prices and the value of the Gaming Index is based on securities’ closing price on local foreign markets (i.e., the value of the Gaming Index is not based on fair value prices), the Fund’s ability to track the Gaming Index may be adversely affected.

Replication Management Risk. An investment in the Fund involves risks similar to those of investing in any fund of equity securities traded on an exchange, such as market fluctuations caused by such factors as economic and political developments, changes in interest rates and perceived trends in security prices. However, because the Fund is not “actively” managed, unless a specific security is removed from the Gaming Index, the Fund generally would not sell a security because the security’s issuer was in financial trouble. Therefore, the Fund’s performance could be lower than other types of mutual funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline.

Non-Diversified Risk. The Fund is classified as a “non-diversified” investment company under the 1940 Act. Therefore, the Fund may invest a relatively high percentage of its assets in a smaller number of issuers or may invest a larger proportion of its assets in a single company. As a result, the gains and losses on a single security may have a greater impact on the Fund’s NAV and may make the Fund more volatile than diversified funds.

Concentration Risk. The Fund’s assets will be concentrated in the gaming industry to the extent the Gaming Index concentrates in the gaming industry. By concentrating its assets in the gaming industry, the Fund is subject to the risk that economic, political or other conditions that have a negative effect on that industry will negatively impact the Fund to a greater extent than if the Fund’s assets were invested in a wider variety of industries.

11

MARKET VECTORS GAMING ETF (continued)

PERFORMANCE

The bar chart that follows shows how the Fund performed for the last calendar year. The table below the bar chart shows the Fund’s average annual returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by showing the Fund’s performance and by showing how the Fund’s average annual returns for one year compared with the Fund’s benchmark index and a broad measure of market performance. All returns assume reinvestment of dividends and distributions. The Fund’s past performance (before and after income taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at vaneck.com/etf.

Annual Total Returns—Calendar Years

Best Quarter:	+34.93%	2Q ’09
Worst Quarter	-12.03%	1Q ’09

Average Annual Total Returns for the Periods Ended December 31, 2009

The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold Shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	Past One Year	Since Inception (1/22/2008)

Market Vectors Gaming ETF (return before taxes)	37.47%	-21.81%
Market Vectors Gaming ETF (return after taxes on distributions)	36.45%	-22.29%
Market Vectors Gaming ETF (return after taxes on distributions and sale of Fund Shares)	24.35%	-18.46%
S-Network Global Gaming Index® (reflects no deduction for fees, expenses or taxes)	39.36%	-20.28%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	26.47%	-5.72%

PORTFOLIO MANAGEMENT

Investment Adviser. Van Eck Associates Corporation.

Portfolio Managers. The following individuals are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser	Date Began Managing the Fund

Hao-Hung (Peter) Liao	Portfolio Manager	January 2008
George Cao	Portfolio Manager	January 2008

For important information about the purchase and sale of Fund Shares and tax information, please turn to “Summary Information about Purchases and Sales of Fund Shares and Taxes” on page 30 of this Prospectus.

12

MARKET VECTORS GULF STATES INDEX ETF

INVESTMENT OBJECTIVE

Market Vectors Gulf States Index ETF (the “Fund”) seeks to replicate as closely as possible, before fees and expenses, the price and yield performance of the Dow Jones GCC Titans 40 IndexSM (the “GCC Titans 40 Index”).

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund. When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges, which are not reflected in the table.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.50%
Other Expenses	4.14%
Total Annual Fund Operating Expenses(a)	4.64%
Fee Waivers and Expense Reimbursement(a)	3.65%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement(a)	0.99%

Expense Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example does not take into account brokerage commissions that you pay when purchasing or selling Shares of the Fund.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes that your investment has a 5% annual return and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

YEAR	EXPENSES

1	$101
3	$1,070
5	$2,045
10	$4,515

(a)

The Adviser has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expense, offering costs, trading expenses, taxes and extraordinary expenses) from exceeding 0.98% of the Fund’s average daily net assets per year until at least May 1, 2011. During such time, the expense limitation is expected to continue until the Fund’s Board of Trustees acts to discontinue all or a portion of such expense limitation.

PORTFOLIO TURNOVER

The Fund will pay transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, may affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 43% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund normally invests at least 80% of its total assets in equity securities, which may include depositary receipts, of companies (i) belonging to the Gulf Corporation Counsel (the “GCC”), (ii) primarily listed on an exchange in countries belonging to the GCC or (iii) that generate at least 50% of their revenues in countries belonging to the GCC. Such companies may include small- and medium-capitalization companies. Countries belonging to the GCC may include Bahrain, Kuwait, Oman, Qatar, the United Arab Emirates (“UAE”) and Saudi Arabia. The Fund’s 80% investment policy is non-fundamental and requires 60 days’ prior written notice to shareholders before it can be changed.

The Fund, using a “passive” or indexing investment approach, attempts to approximate the investment performance of the GCC Titans 40 Index by investing in a portfolio of securities that generally replicates the GCC Titans 40 Index. The Adviser expects that, over time, the correlation between the Fund’s performance and that of the GCC Titans 40 Index before fees and expenses will be 95% or better. A figure of 100% would indicate perfect correlation. The Fund will normally invest at least 80% of its total assets in securities that comprise the GCC Titans 40 Index.

13

MARKET VECTORS GULF STATES INDEX ETF (continued)

The Fund may also utilize convertible securities and derivative instruments, such as swaps, options, warrants, futures contracts, currency forwards, structured notes and participation notes to seek performance that corresponds to the GCC Titans 40 Index. Investments that have economic characteristics that are substantially identical to the economic characteristics of the component securities of the GCC Titans 40 Index will count towards the 80% investment policy discussed above.

The Fund will concentrate its investments in a particular industry or group of industries to the extent that the GCC Titans 40 Index concentrates in an industry or group of industries.

PRINCIPAL RISKS OF INVESTING IN THE FUND

Investors in the Fund should be willing to accept a high degree of volatility in the price of the Fund’s Shares and the possibility of significant losses. An investment in the Fund involves a substantial degree of risk. Therefore, you should consider carefully the following risks before investing in the Fund.

Special Risk Considerations of Investing in GCC Issuers. Investment in securities of companies domiciled in countries belonging to the GCC, primarily listed on an exchange in countries belonging to the GCC or that generate at least 50% of their revenues in countries belonging to the GCC involves risks not typically associated with investments in securities of issuers in more developed countries that may negatively affect the value of your investment in the Fund. Such heightened risks include, among others, expropriation and/or nationalization of assets, restrictions on and government intervention in international trade, confiscatory taxation, political instability, including authoritarian and/or military involvement in governmental decision making, armed conflict, the impact on the economy as a result of civil war, and social instability as a result of religious, ethnic and/or socioeconomic unrest.

The securities markets in certain countries belonging to the GCC are underdeveloped and are often considered to be less correlated to global economic cycles than those markets located in more developed countries. As a result, securities markets in certain countries belonging to the GCC are subject to greater risks associated with market volatility, lower market capitalization, lower trading volume, illiquidity, inflation, greater price fluctuations, uncertainty regarding the existence of trading markets, governmental control and heavy regulation of labor and industry. Moreover, trading on securities markets may be suspended altogether.

Certain governments in certain countries belonging to the GCC may restrict or control to varying degrees the ability of foreign investors to invest in securities of issuers located or operating in those countries. These restrictions and/or controls may at times limit or prevent foreign investment in securities of issuers located or operating in certain countries belonging to the GCC. Moreover, certain countries belonging to the GCC may require governmental approval or special licenses prior to investments by foreign investors and may limit the amount of investments by foreign investors in a particular industry and/or issuer and may limit such foreign investment to a certain class of securities of an issuer that may have less advantageous rights than the classes available for purchase by domiciliaries of those countries and/or impose additional taxes on foreign investors. These factors, among others, make investing in issuers located or operating in certain countries belonging to the GCC significantly riskier than investing in issuers located or operating in more developed countries, and any one of them could cause a decline in the value of the Fund’s Shares.

The value of the currencies of certain countries belonging to the GCC may be subject to a high degree of fluctuation. The Fund’s assets will be invested primarily in equity securities of companies domiciled in countries belonging to the GCC, primarily listed on an exchange in countries belonging to the GCC or that generate at least 50% of their revenues in countries belonging to the GCC and the income received by the Fund will be principally in currencies of such countries. The Fund’s exposure to the currencies of certain countries belonging to the GCC and changes in value of such currencies versus the U.S. dollar may result in reduced returns for the Fund. Moreover, the Fund may incur costs in connection with conversions between U.S. dollars and the particular currency of such countries belonging to the GCC.

Market Risk. The prices of the securities in the Fund are subject to the risks associated with investing in the stock market, including general economic conditions and sudden and unpredictable drops in value. An investment in the Fund may lose money.

Index Tracking Risk. The Fund’s return may not match the return of the GCC Titans 40 Index for a number of reasons. For example, the Fund incurs a number of operating expenses not applicable to the GCC Titans 40 Index and incurs costs associated with buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the GCC Titans 40 Index and raising cash to meet redemptions or deploying cash in connection with newly created Creation Units. In addition, the Fund may not be able to invest in certain securities included in the GCC Titans 40 Index, or invest in them in the exact proportions they represent of the GCC Titans 40 Index, due to legal restrictions or limitations imposed by the governments of certain countries belonging to the GCC or a lack of liquidity on stock exchanges in which such securities trade. The Fund is expected to value some or all of its investments based on fair value prices. To the extent the Fund calculates its NAV based on fair value prices and the value of the GCC Titans 40 Index is based on securities’ closing price on

14

local foreign markets (i.e., the value of the GCC Titans 40 Index is not based on fair value prices), the Fund’s ability to track the GCC Titans 40 Index may be adversely affected.

Replication Management Risk. An investment in the Fund involves risks similar to those of investing in any fund of equity securities traded on an exchange, such as market fluctuations caused by such factors as economic and political developments, changes in interest rates and perceived trends in security prices. However, because the Fund is not “actively” managed, unless a specific security is removed from the GCC Titans 40 Index, the Fund generally would not sell a security because the security’s issuer was in financial trouble. Therefore, the Fund’s performance could be lower than other types of mutual funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline.

Risk of Cash Transactions. Unlike most ETFs, the Fund expects to effect all of its creations and redemptions for principally for cash, rather than in-kind securities. As such, investments in Shares may be less tax-efficient than an investment in a conventional ETF.

Non-Diversified Risk. The Fund is classified as a “non-diversified” investment company under the 1940 Act. Therefore, the Fund may invest a relatively high percentage of its assets in a smaller number of issuers or may invest a larger proportion of its assets in a single company. As a result, the gains and losses on a single security may have a greater impact on the Fund’s NAV and may make the Fund more volatile than diversified funds.

Concentration Risk. The Fund’s assets will be concentrated in a particular sector or sectors or industry or group of industries to the extent the GCC Titans 40 Index concentrates in an industry or group of industries. In addition, the Fund’s assets will be concentrated in the GCC. To the extent that the Fund’s investments are concentrated in a particular sector, industry or geographic region, the Fund will be susceptible to loss due to adverse occurrences affecting that sector, industry or geographic region.

PERFORMANCE

The bar chart that follows shows how the Fund performed for the last calendar year. The table below the bar chart shows the Fund’s average annual returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by showing the Fund’s performance and by showing how the Fund’s average annual returns for one year compared with the Fund’s benchmark index and a broad measure of market performance. All returns assume reinvestment of dividends and distributions. The Fund’s past performance (before and after income taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at vaneck.com/etf.

Annual Total Returns—Calendar Years

Best Quarter:	+33.00%	2Q ’09
Worst Quarter:	-16.07%	1Q ’09

15

MARKET VECTORS GULF STATES INDEX ETF (continued)

Average Annual Total Returns for the Periods Ended December 31, 2009

The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold Shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	Past One Year	Since Inception (7/22/2008)

Market Vectors Gulf States Index ETF (return before taxes)	6.48%	-39.87%
Market Vectors Gulf States Index ETF (return after taxes on distributions)	6.13%	-40.01%
Market Vectors Gulf States Index ETF (return after taxes on distributions and sale of Fund Shares)	4.21%	-33.33%
Dow Jones GCC Titans 40 IndexSM (reflects no deduction for fees, expenses or taxes)	3.96%	-39.98%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	26.47%	-6.63%

PORTFOLIO MANAGEMENT

Investment Adviser. Van Eck Associates Corporation.

Portfolio Managers. The following individuals are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser	Date Began Managing the Fund

Hao-Hung (Peter) Liao	Portfolio Manager	July 2008
George Cao	Portfolio Manager	July 2008

For important information about the purchase and sale of Fund Shares and tax information, please turn to “Summary Information about Purchases and Sales of Fund Shares and Taxes” on page 30 of this Prospectus.

16

MARKET VECTORS INDONESIA INDEX ETF

INVESTMENT OBJECTIVE

Market Vectors Indonesia Index ETF (the “Fund”) seeks to replicate as closely as possible, before fees and expenses, the price and yield performance of the Market Vectors Indonesia Index (the “Indonesia Index”).

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund. When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges, which are not reflected in the table.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.50%
Other Expenses	0.22%
Total Annual Fund Operating Expenses(a)	0.72%
Fee Waivers and Expense Reimbursement(a)	0.04%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement(a)	0.68%

Expense Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example does not take into account brokerage commissions that you pay when purchasing or selling Shares of the Fund.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes that your investment has a 5% annual return and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

YEAR	EXPENSES

1	$69
3	$226
5	$397
10	$891

(a)

The Adviser has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expense, offering costs, trading expenses, taxes and extraordinary expenses) from exceeding 0.68% of the Fund’s average daily net assets per year until at least May 1, 2011. During such time, the expense limitation is expected to continue until the Fund’s Board of Trustees acts to discontinue all or a portion of such expense limitation.

PORTFOLIO TURNOVER

The Fund will pay transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, may affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 26% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund normally invests at least 80% of its total assets in securities that comprise the Fund’s benchmark index. The Fund invests in securities of companies that are domiciled and primarily listed on an exchange in Indonesia or that generate at least 50% of their revenues in Indonesia. The Fund’s 80% investment policy is non-fundamental and requires 60 days’ prior written notice to shareholders before it can be changed.

The Fund, using a “passive” or indexing investment approach, attempts to approximate the investment performance of the Indonesia Index by investing in a portfolio of securities that generally replicates the Indonesia Index. The Adviser expects that, over time, the correlation between the Fund’s performance and that of the Indonesia Index before fees and expenses will be 95% or better. A figure of 100% would indicate perfect correlation. The Fund will normally invest at least 80% if its assets in securities that comprise the Indonesia Index.

The Fund may also utilize convertible securities and derivative instruments, such as swaps, options, warrants, futures contracts, currency forwards, structured notes and participation notes to seek performance that corresponds to the Indonesia Index.

17

MARKET VECTORS INDONESIA INDEX ETF (continued)

Investments that have economic characteristics that are substantially identical to the economic characteristics of the component securities of the Indonesia Index will count towards the 80% investment policy discussed above.

The Fund will concentrate its investments in a particular industry or group of industries to the extent that the Indonesia Index concentrates in an industry or group of industries.

PRINCIPAL RISKS OF INVESTING IN THE FUND

Investors in the Fund should be willing to accept a high degree of volatility in the price of the Fund’s Shares and the possibility of significant losses. An investment in the Fund involves a substantial degree of risk. Therefore, you should consider carefully the following risks before investing in the Fund.

Special Risk Considerations of Investing in Indonesian Issuers. Investment in securities of Indonesian issuers involves risks not typically associated with investments in securities of issuers in more developed countries that may negatively affect the value of your investment in the Fund. Such heightened risks include, among others, expropriation and/or nationalization of assets, restrictions on and government intervention in international trade, confiscatory taxation, political instability, including authoritarian and/or military involvement in governmental decision making, armed conflict, the impact on the economy as a result of civil war, and social instability as a result of religious, ethnic and/or socioeconomic unrest.

The securities markets of Indonesia are underdeveloped and are often considered to be less correlated to global economic cycles than those markets located in more developed countries. As a result, securities markets in Indonesia are subject to greater risks associated with market volatility, lower market capitalization, lower trading volume, illiquidity, inflation, greater price fluctuations, uncertainty regarding the existence of trading markets, governmental control and heavy regulation of labor and industry. Moreover, trading on securities markets may be suspended altogether.

The government in Indonesia may restrict or control to varying degrees the ability of foreign investors to invest in securities of issuers located or operating in Indonesia. These restrictions and/or controls may at times limit or prevent foreign investment in securities of issuers located or operating in Indonesia. Moreover, governmental approval or special licenses may be required prior to investments by foreign investors and may limit the amount of investments by foreign investors in a particular industry and/or issuer and may limit such foreign investment to a certain class of securities of an issuer that may have less advantageous rights than the classes available for purchase by domiciliaries of Indonesia and/or impose additional taxes on foreign investors. These factors, among others, make investing in issuers located or operating in Indonesia significantly riskier than investing in issuers located or operating in more developed countries, and any one of them could cause a decline in the value of the Fund’s Shares.

The value of the Indonesian Rupiah may be subject to a high degree of fluctuation. The Fund’s assets will be invested primarily in equity securities of Indonesian issuers and the income received by the Fund will be principally in Indonesian Rupiah. The Fund’s exposure to the Indonesian Rupiah and changes in value of the Indonesian Rupiah versus the U.S. dollar may result in reduced returns for the Fund. Moreover, the Fund may incur costs in connection with conversions between U.S. dollars and the Indonesian Rupiah.

Market Risk. The prices of the securities in the Fund are subject to the risks associated with investing in the stock market, including general economic conditions and sudden and unpredictable drops in value. An investment in the Fund may lose money.

Index Tracking Risk. The Fund’s return may not match the return of the Indonesia Index for a number of reasons. For example, the Fund incurs a number of operating expenses not applicable to the Indonesia Index and incurs costs associated with buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Indonesia Index and raising cash to meet redemptions or deploying cash in connection with newly created Creation Units. In addition, the Fund may not be able to invest in certain securities included in the Indonesia Index, due to legal restrictions or limitations imposed by the government of Indonesia or a lack of liquidity on stock exchanges in which such securities trade. The Fund is expected to value some or all of its investments based on fair value prices. To the extent the Fund calculates its NAV based on fair value prices and the value of the Indonesia Index is based on securities’ closing price on local foreign markets (i.e., the value of the Indonesia Index is not based on fair value prices), the Fund’s ability to track the Indonesia Index may be adversely affected.

Replication Management Risk. An investment in the Fund involves risks similar to those of investing in any fund of equity securities traded on an exchange, such as market fluctuations caused by such factors as economic and political developments, changes in interest rates and perceived trends in security prices. However, because the Fund is not “actively” managed, unless a specific security is removed from the Indonesia Index, the Fund generally would not sell a security because the security’s issuer was in financial trouble. Therefore, the Fund’s performance could be lower than other types of mutual funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline.

Non-Diversified Risk. The Fund is classified as a “non-diversified” investment company under the 1940 Act. Therefore, the Fund may invest a relatively high percentage of its assets in a smaller number of issuers or may invest a larger proportion of its assets

18

in a single company. As a result, the gains and losses on a single security may have a greater impact on the Fund’s NAV and may make the Fund more volatile than diversified funds.

Concentration Risk. The Fund’s assets will be concentrated in a particular sector or sectors or industry or group of industries to the extent the Indonesia Index concentrates in an industry or group of industries. In addition, the Fund’s assets will be concentrated in Indonesia. To the extent that the Fund’s investments are concentrated in a particular sector, industry or country, the Fund will be susceptible to loss due to adverse occurrences affecting that sector, industry or country.

PERFORMANCE

The Fund commenced operations on January 15, 2009 and therefore does not have a performance history for a full calendar year. Visit vaneck.com/etf for current performance figures.

PORTFOLIO MANAGEMENT

Investment Adviser. Van Eck Associates Corporation.

Portfolio Managers. The following individuals are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser	Date Began Managing the Fund

Hao-Hung (Peter) Liao	Portfolio Manager	January 2009
George Cao	Portfolio Manager	January 2009

For important information about the purchase and sale of Fund Shares and tax information, please turn to “Summary Information about Purchases and Sales of Fund Shares and Taxes” on page 30 of this Prospectus.

19

MARKET VECTORS POLAND ETF

INVESTMENT OBJECTIVE

Market Vectors Poland ETF (the “Fund”) seeks to replicate as closely as possible, before fees and expenses, the price and yield performance of the Market Vectors Poland Index (the “Poland Index”).

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund. When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges, which are not reflected in the table.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.50%
Other Expenses(a)	6.81%
Total Annual Fund Operating Expenses(b)	7.31%
Fee Waivers and Expense Reimbursement(b)	6.55%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement(a)	0.76%

Expense Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example does not take into account brokerage commissions that you pay when purchasing or selling Shares of the Fund.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes that your investment has a 5% annual return and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

YEAR	EXPENSES

1	$78
3	$1,567

(a)	“Other Expenses” are based on estimated amounts for the current fiscal year and calculated as a percentage of the Fund’s net assets.

(b)

The Adviser has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expense, offering costs, trading expenses, taxes and extraordinary expenses) from exceeding 0.76% of the Fund’s average daily net assets per year until at least May 1, 2011. During such time, the expense limitation is expected to continue until the Fund’s Board of Trustees acts to discontinue all or a portion of such expense limitation.

PORTFOLIO TURNOVER

The Fund will pay transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, may affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 9% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund normally invests at least 80% of its total assets in securities that comprise the Fund’s benchmark index. The Fund invests in securities of companies domiciled and primarily listed on an exchange in Poland or that generate at least 50% of their revenues in Poland. The Fund’s 80% investment policy is non-fundamental and requires 60 days’ prior written notice to shareholders before it can be changed.

The Fund, using a “passive” or indexing investment approach, attempts to approximate the investment performance of the Poland Index by investing in a portfolio of securities that generally replicates the Poland Index. The Adviser expects that, over time, the correlation between the Fund’s performance and that of the Poland Index before fees and expenses will be 95% or better. A figure of 100% would indicate perfect correlation. The Fund will normally invest at least 80% if its assets in securities that comprise the Poland Index.

The Fund may also utilize convertible securities and derivative instruments, such as swaps, options, warrants, futures contracts, currency forwards, structured notes and participation notes to seek performance that corresponds to the Poland Index.

20

Investments that have economic characteristics that are substantially identical to the economic characteristics of the component securities of the Poland Index will count towards the 80% investment policy discussed above.

The Fund will concentrate its investments in a particular industry or group of industries to the extent that the Poland Index concentrates in an industry or group of industries.

PRINCIPAL RISKS OF INVESTING IN THE FUND

Investors in the Fund should be willing to accept a high degree of volatility in the price of the Fund’s Shares and the possibility of significant losses. An investment in the Fund involves a substantial degree of risk. Therefore, you should consider carefully the following risks before investing in the Fund.

Special Risk Considerations of Investing in Polish Issuers. Investment in securities of Polish issuers involves risks not typically associated with investments in securities of issuers in more developed countries that may negatively affect the value of your investment in the Fund. Such heightened risks include, among others, expropriation and/or nationalization of assets, restrictions on and government intervention in international trade, confiscatory taxation, political instability, including authoritarian and/or military involvement in governmental decision making, armed conflict, the impact on the economy as a result of civil war, and social instability as a result of religious, ethnic and/or socioeconomic unrest.

The securities markets in Poland are underdeveloped and are less correlated to global economic cycles than those markets located in more developed countries. As a result, securities markets in Poland are subject to greater risks associated with market volatility, lower market capitalization, lower trading volume, illiquidity, inflation, greater price fluctuations, uncertainty regarding the existence of trading markets, governmental control and heavy regulation of labor and industry. Moreover, trading on securities markets may be suspended altogether.

The government in Poland may restrict or control to varying degrees the ability of foreign investors to invest in securities of issuers located or operating in Poland. These restrictions and/or controls may at times limit or prevent foreign investment in securities of issuers located or operating in Poland. Moreover, Poland may require governmental approval or special licenses prior to investments by foreign investors and may limit the amount of investments by foreign investors in a particular industry and/or issuer and may limit such foreign investment to a certain class of securities of an issuer that may have less advantageous rights than the classes available for purchase by domiciliaries of Poland and/or impose additional taxes on foreign investors. These factors, among others, make investing in issuers located or operating in Poland significantly riskier than investing in issuers located or operating in more developed countries, and any one of them could cause a decline in the value of the Fund’s Shares.

The value of the Polish Zloty may be subject to a high degree of fluctuation. The Fund’s assets will be invested primarily in equity securities of Polish issuers and the income received by the Fund will be principally in Polish Zloty. The Fund’s exposure to the Polish Zloty and changes in value of the Polish Zloty versus the U.S. dollar may result in reduced returns for the Fund. Moreover, the Fund may incur costs in connection with conversions between U.S. dollars and the Polish Zloty.

Market Risk. The prices of the securities in the Fund are subject to the risks associated with investing in the stock market, including general economic conditions and sudden and unpredictable drops in value. An investment in the Fund may lose money.

Index Tracking Risk. The Fund’s return may not match the return of the Poland Index for a number of reasons. For example, the Fund incurs a number of operating expenses not applicable to the Poland Index and incurs costs associated with buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Poland Index and raising cash to meet redemptions or deploying cash in connection with newly created Creation Units. In addition, the Fund may not be able to invest in certain securities included in the Poland Index, the Fund may not be able to invest in certain securities included in the Poland Index, due to legal restrictions or limitations imposed by the government of Poland or a lack of liquidity on stock exchanges in which such securities trade. The Fund is expected to value some or all of its investments based on fair value prices. To the extent the Fund calculates its NAV based on fair value prices and the value of the Poland Index is based on securities’ closing price on local foreign markets (i.e., the value of the Poland Index is not based on fair value prices), the Fund’s ability to track the Poland Index may be adversely affected.

Replication Management Risk. An investment in the Fund involves risks similar to those of investing in any fund of equity securities traded on an exchange, such as market fluctuations caused by such factors as economic and political developments, changes in interest rates and perceived trends in security prices. However, because the Fund is not “actively” managed, unless a specific security is removed from the Poland Index, the Fund generally would not sell a security because the security’s issuer was in financial trouble. Therefore, the Fund’s performance could be lower than other types of mutual funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline.

Non-Diversified Risk. The Fund is classified as a “non-diversified” investment company under the 1940 Act. Therefore, the Fund may invest a relatively high percentage of its assets in a smaller number of issuers or may invest a larger proportion of its assets

21

MARKET VECTORS POLAND ETF (continued)

in a single company. As a result, the gains and losses on a single security may have a greater impact on the Fund’s NAV and may make the Fund more volatile than diversified funds.

Concentration Risk. The Fund’s assets will be concentrated in a particular sector or sectors or industry or group of industries to the extent the Poland Index concentrates in an industry or group of industries. In addition, the Fund’s assets will be concentrated in Poland. To the extent that the Fund’s investments are concentrated in a particular sector, industry or country, the Fund will be susceptible to loss due to adverse occurrences affecting that sector, industry or country.

PERFORMANCE

The Fund commenced operations on November 24, 2009 and therefore does not have a performance history for a full calendar year. Visit vaneck.com/etf for current performance figures.

PORTFOLIO MANAGEMENT

Investment Adviser. Van Eck Associates Corporation.

Portfolio Managers. The following individuals are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser	Date Began Managing the Fund

Hao-Hung (Peter) Liao	Portfolio Manager	November 2009
George Cao	Portfolio Manager	November 2009

For important information about the purchase and sale of Fund Shares and tax information, please turn to “Summary Information about Purchases and Sales of Fund Shares and Taxes” on page 30 of this Prospectus.

22

MARKET VECTORS RUSSIA ETF

INVESTMENT OBJECTIVE

Market Vectors Russia ETF (the “Fund”) seeks to replicate as closely as possible, before fees and expenses, the price and yield performance of the DAXglobal® Russia+ Index (the “Russia+ Index”).

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund. When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges, which are not reflected in the table.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.50%
Other Expenses	0.30%
Total Annual Fund Operating Expenses(a)	0.80%
Fee Waivers and Expense Reimbursement(a)	0.18%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement(a)	0.62%

Expense Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example does not take into account brokerage commissions that you pay when purchasing or selling Shares of the Fund.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes that your investment has a 5% annual return and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

YEAR	EXPENSES

1	$63
3	$237
5	$426
10	$973

(a)

The Adviser has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expense, offering costs, trading expenses, taxes and extraordinary expenses) from exceeding 0.62% of the Fund’s average daily net assets per year until at least May 1, 2011. During such time, the expense limitation is expected to continue until the Fund’s Board of Trustees acts to discontinue all or a portion of such expense limitation.

PORTFOLIO TURNOVER

The Fund will pay transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, may affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 29% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund normally invests at least 80% of its total assets in stocks and depositary receipts of publicly traded companies that are domiciled in Russia. For the purposes of this policy, “publicly traded companies that are domiciled in Russia” means (i) companies organized in, or for which the principal trading market is in, Russia, (ii) companies, alone or on a consolidated basis, that have 50% or more of their assets invested in Russia or (iii) companies that alone or on a consolidated basis derive 50% or more of their revenues primarily from either goods produced, sales made or services performed in Russia. The Fund’s 80% investment policy is non-fundamental and requires 60 days’ prior written notice to shareholders before it can be changed.

The Fund, using a “passive” or indexing investment approach, attempts to approximate the investment performance of the Russia+ Index by investing in a portfolio of securities that generally replicates the Russia+ Index. The Adviser expects that, over time, the correlation between the Fund’s performance and that of the Russia+ Index before fees and expenses will be 95% or better. A figure of 100% would indicate perfect correlation. The Fund will normally invest at least 80% of its total assets in securities that comprise the Russia+ Index.

23

MARKET VECTORS RUSSIA ETF (continued)

The Fund may also utilize convertible securities and derivative instruments, such as swaps, options, warrants, futures contracts, currency forwards, structured notes and participation notes to seek performance that corresponds to the Russia+ Index. Investments that have economic characteristics that are substantially identical to the economic characteristics of the component securities of the Russia+ Index will count towards the 80% investment policy discussed above.

The Fund will concentrate its investments in a particular industry or group of industries to the extent that the Russia+ Index concentrates in an industry or group of industries.

PRINCIPAL RISKS OF INVESTING IN THE FUND

Investors in the Fund should be willing to accept a high degree of volatility in the price of the Fund’s Shares and the possibility of significant losses. An investment in the Fund involves a substantial degree of risk. Therefore, you should consider carefully the following risks before investing in the Fund.

Special Risk Considerations of Investing in Russian Issuers. Investment in securities of Russian issuers involves risks not typically associated with investments in securities of issuers in more developed countries that may negatively affect the value of your investment in the Fund. Such heightened risks include, among others, expropriation and/or nationalization of assets, restrictions on and government intervention in international trade, confiscatory taxation, political instability, including authoritarian and/or military involvement in governmental decision making, armed conflict, the impact on the economy as a result of civil war, and social instability as a result of religious, ethnic and/or socioeconomic unrest.

The securities markets of Russia are underdeveloped and are often considered to be less correlated to global economic cycles than those markets located in more developed countries. As a result, securities markets in Russia are subject to greater risks associated with market volatility, lower market capitalization, lower trading volume, illiquidity, inflation, greater price fluctuations, uncertainty regarding the existence of trading markets, governmental control and heavy regulation of labor and industry. Moreover, trading on securities markets may be suspended altogether.

The government in Russia may restrict or control to varying degrees the ability of foreign investors to invest in securities of issuers located or operating in Russia. These restrictions and/or controls may at times limit or prevent foreign investment in securities of issuers located or operating in Russia. Moreover, governmental approval or special licenses may be required prior to investments by foreign investors and may limit the amount of investments by foreign investors in a particular industry and/or issuer and may limit such foreign investment to a certain class of securities of an issuer that may have less advantageous rights than the classes available for purchase by domiciliaries of Russia and/or impose additional taxes on foreign investors. These factors, among others, make investing in issuers located or operating in Russia significantly riskier than investing in issuers located or operating in more developed countries, and any one of them could cause a decline in the value of the Fund’s Shares.

Additionally, because Russia produces and exports large volumes of oil and gas, the Russian economy is particularly sensitive to the price of oil and gas on the world market, and a decline in the price of oil and gas could have a significant negative impact on the Russian economy.

The value of the Russian Ruble may be subject to a high degree of fluctuation. The Fund’s assets will be invested primarily in equity securities of Russian issuers and the income received by the Fund will be principally in Russian Rubles. The Fund’s exposure to the Russian Ruble and changes in value of the Russian Ruble versus the U.S. dollar may result in reduced returns to the Fund. Moreover, the Fund may incur costs in connection with conversions between U.S. dollars and the Russian Ruble. In addition, the current economic turmoil in Russia and the effects on the current global economic crisis on the Russian economy may have significant adverse effects on the Russian Ruble.

Market Risk. The prices of the securities in the Fund are subject to the risks associated with investing in the stock market, including general economic conditions and sudden and unpredictable drops in value. An investment in the Fund may lose money.

Index Tracking Risk. The Fund’s return may not match the return of the Russia+ Index for a number of reasons. For example, the Fund incurs a number of operating expenses not applicable to the Russia+ Index and incurs costs associated with buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Russia+ Index and raising cash to meet redemptions or deploying cash in connection with newly created Creation Units. In addition, the Fund may not be able to invest in certain securities included in the Russia+ Index, the Fund may not be able to invest in certain securities included in the Russia+ Index, due to legal restrictions or limitations imposed by the government of Russia or a lack of liquidity on stock exchanges in which such securities trade. The Fund is expected to value some or all of its investments based on fair value prices. To the extent the Fund calculates its NAV based on fair value prices and the value of the Russia+ Index is based on securities’ closing price on local foreign markets (i.e., the value of the Russia+ Index is not based on fair value prices), the Fund’s ability to track the Russia+ Index may be adversely affected.

Replication Management Risk. An investment in the Fund involves risks similar to those of investing in any fund of equity securities traded on an exchange, such as market fluctuations caused by such factors as economic and political developments,

24

changes in interest rates and perceived trends in security prices. However, because the Fund is not “actively” managed, unless a specific security is removed from the Russia+ Index, the Fund generally would not sell a security because the security’s issuer was in financial trouble. Therefore, the Fund’s performance could be lower than other types of mutual funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline.

Risk of Cash Transactions. Unlike most ETFs, the Fund expects to effect a portion of its creations and redemptions for cash, rather than in-kind securities. As such, investments in Shares may be less tax-efficient than an investment in a conventional ETF.

Non-Diversified Risk. The Fund is classified as a “non-diversified” investment company under the 1940 Act. Therefore, the Fund may invest a relatively high percentage of its assets in a smaller number of issuers or may invest a larger proportion of its assets in a single company. As a result, the gains and losses on a single security may have a greater impact on the Fund’s NAV and may make the Fund more volatile than diversified funds.

Concentration Risk. The Fund’s assets will be concentrated in a particular sector or sectors or industry or group of industries to the extent the Russia+ Index concentrates in an industry or group of industries. In addition, the Fund’s assets will be concentrated in Russia. To the extent that the Fund’s investments are concentrated in a particular sector, industry or country, the Fund will be susceptible to loss due to adverse occurrences affecting that sector, industry or country.

PERFORMANCE

The bar chart that follows shows how the Fund performed for the calendar years shown. The table below the bar chart shows the Fund’s average annual returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by comparing the Fund’s performance from year to year and by showing how the Fund’s average annual returns for one year compared with the Fund’s benchmark index and a broad measure of market performance. All returns assume reinvestment of dividends and distributions. The Fund’s past performance (before and after income taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at vaneck.com/etf.

Annual Total Returns—Calendar Years

Best Quarter	+47.95%	2Q ’09
Worst Quarter	-52.99%	4Q ’08

Average Annual Total Returns for the Periods Ended December 31, 2009

The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold Shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	Past One Year	Since Inception (4/24/2007)

Market Vectors Russia ETF (return before taxes)	138.36%	-7.20%
Market Vectors Russia ETF (return after taxes on distributions)	138.15%	-7.59%
Market Vectors Russia ETF (return after taxes on distributions and sale of Fund Shares)	89.93%	-6.33%
DAXglobal® Russia+ Index (reflects no deduction for fees, expenses or taxes)	136.69%	-8.09%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	26.47%	-7.92%

25

MARKET VECTORS RUSSIA ETF (continued)

PORTFOLIO MANAGEMENT

Investment Adviser. Van Eck Associates Corporation.

Portfolio Managers. The following individuals are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser	Date Began Managing the Fund

Hao-Hung (Peter) Liao	Portfolio Manager	April 2007
George Cao	Portfolio Manager	December 2007

For important information about the purchase and sale of Fund Shares and tax information, please turn to “Summary Information about Purchases and Sales of Fund Shares and Taxes” on page 30 of this Prospectus.

26

MARKET VECTORS VIETNAM ETF

INVESTMENT OBJECTIVE

Market Vectors Vietnam ETF (the “Fund”) seeks to replicate as closely as possible, before fees and expenses, the price and yield performance of the Market Vectors Vietnam Index (the “Vietnam Index”).

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund. When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges, which are not reflected in the table.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.50%
Other Expenses	0.46%
Total Annual Fund Operating Expenses(a)	0.96%
Fee Waivers and Expense Reimbursement(a)	0.00%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement(a)	0.96%

Expense Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example does not take into account brokerage commissions that you pay when purchasing or selling Shares of the Fund.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes that your investment has a 5% annual return and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

YEAR	EXPENSES

1	$98
3	$306

(a)

The Adviser has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expense, offering costs, trading expenses, taxes and extraordinary expenses) from exceeding 0.97% of the Fund’s average daily net assets per year until at least May 1, 2011. During such time, the expense limitation is expected to continue until the Fund’s Board of Trustees acts to discontinue all or a portion of such expense limitation.

PORTFOLIO TURNOVER

The Fund will pay transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, may affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 26% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund normally invests at least 80% of its total assets in securities that comprise the Fund’s benchmark index. The Fund invests in securities of companies which are domiciled in Vietnam and primarily listed on an exchange in Vietnam and which generate at least 50% of their revenues from Vietnam. In addition, the Fund may invest in securities of companies that generate at least 50% of their revenues from Vietnam, (ii) are expected to generate at least 50% of their revenues from Vietnam or (iii) demonstrate a significant and/or dominant position in the Vietnamese market and are expected to grow. The Fund’s 80% investment policy is non-fundamental and requires 60 days’ prior written notice to shareholders before it can be changed.

The Fund, using a “passive” or indexing investment approach, attempts to approximate the investment performance of the Vietnam Index by investing in a portfolio of securities that generally replicates the Vietnam Index. The Adviser expects that, over time, the correlation between the Fund’s performance and that of the Vietnam Index before fees and expenses will be 95% or better. A figure of 100% would indicate perfect correlation. The Fund will normally invest at least 80% if its assets in securities that comprise the Vietnam Index.

The Fund may also utilize convertible securities and derivative instruments, such as swaps, options, warrants, futures contracts, currency forwards, structured notes and participation notes to seek performance that corresponds to the Vietnam Index.

27

MARKET VECTORS VIETNAM ETF (continued)

Investments that have economic characteristics that are substantially identical to the economic characteristics of the component securities of the Vietnam Index will count towards the 80% investment policy discussed above.

The Fund will concentrate its investments in a particular industry or group of industries to the extent that the Vietnam Index concentrates in an industry or group of industries.

PRINCIPAL RISKS OF INVESTING IN THE FUND

Investors in the Fund should be willing to accept a high degree of volatility in the price of the Fund’s Shares and the possibility of significant losses. An investment in the Fund involves a substantial degree of risk. Therefore, you should consider carefully the following risks before investing in the Fund.

Special Risk Considerations of Investing in Vietnamese Issuers. Investment in securities of Vietnamese issuers involves risks not typically associated with investments in securities of issuers in more developed countries that may negatively affect the value of your investment in the Fund. Such heightened risks include, among others, expropriation and/or nationalization of assets, restrictions on and government intervention in international trade, confiscatory taxation, political instability, including authoritarian and/or military involvement in governmental decision making, armed conflict, the impact on the economy as a result of civil war, and social instability as a result of religious, ethnic and/or socioeconomic unrest.

The securities markets in Vietnam are underdeveloped and are often considered to be less correlated to global economic cycles than those markets located in more developed countries. As a result, securities markets in Vietnam are subject to greater risks associated with market volatility, lower market capitalization, lower trading volume, illiquidity, inflation, greater price fluctuations, uncertainty regarding the existence of trading markets, governmental control and heavy regulation of labor and industry. Moreover, trading on securities markets may be suspended altogether.

Current regulations in Vietnam require the Fund to execute trades of securities of Vietnamese companies through a single broker. As a result, the Adviser will have less flexibility to choose among brokers on behalf of the Fund than is typically the case for investment managers. In addition, because the process of purchasing securities in Vietnam requires that payment to the local broker occur prior to receipt of securities, failure of the broker to deliver the securities will adversely affect the Fund.

The government in Vietnam may restrict or control to varying degrees the ability of foreign investors to invest in securities of issuers located or operating in Vietnam. These restrictions and/or controls may at times limit or prevent foreign investment in securities of issuers located or operating in Vietnam. Moreover, Vietnam may require governmental approval or special licenses prior to investments by foreign investors and may limit the amount of investments by foreign investors in a particular industry and/or issuer and may limit such foreign investment to a certain class of securities of an issuer that may have less advantageous rights than the classes available for purchase by domiciliaries of Vietnam and/or impose additional taxes on foreign investors. These factors, among others, make investing in issuers located or operating in Vietnam significantly riskier than investing in issuers located or operating in more developed countries, and any one of them could cause a decline in the value of the Fund’s Shares.

The value of the Vietnam Dong may be subject to a high degree of fluctuation. The Fund’s assets will be invested primarily in equity securities of Vietnamese issuers and the income received by the Fund will be principally in Vietnam Dong. The Fund’s exposure to the Vietnam Dong and changes in value of the Vietnam Dong versus the U.S. dollar may result in reduced returns for the Fund. Moreover, the Fund may incur costs in connection with conversions between U.S. dollars and the Vietnam Dong.

Risks of Investing in Issuers Located Outside of Vietnam. It is currently anticipated that approximately 30% of the Vietnam Index will consist of securities of issuers located outside of Vietnam that have exposure to the Vietnamese market. Because securities of issuers located outside of Vietnam may not move in tandem with changes in the Vietnamese securities market, the Fund’s portfolio may not be as closely linked to the Vietnamese market as a fund that invests solely in issuers that are located in Vietnam or in issuers that actually derive a substantial portion of their revenues from Vietnam.

Market Risk. The prices of the securities in the Fund are subject to the risks associated with investing in the stock market, including general economic conditions and sudden and unpredictable drops in value. An investment in the Fund may lose money.

Index Tracking Risk. The Fund’s return may not match the return of the Vietnam Index for a number of reasons. For example, the Fund incurs a number of operating expenses not applicable to the Vietnam Index and incurs costs associated with buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Vietnam Index and raising cash to meet redemptions or deploying cash in connection with newly created Creation Units. In addition, the Fund may not be able to invest in certain securities included in the Vietnam Index, the Fund may not be able to invest in certain securities included in the Vietnam Index, due to legal restrictions or limitations imposed by the government of Vietnam or a lack of liquidity on stock exchanges in which such securities trade. The Fund is expected to value some or all of its investments based on fair value prices. To the extent the Fund calculates its NAV based on fair value prices and the value of the

28

Vietnam Index is based on securities’ closing price on local foreign markets (i.e., the value of the Vietnam Index is not based on fair value prices), the Fund’s ability to track the Vietnam Index may be adversely affected.

Replication Management Risk. An investment in the Fund involves risks similar to those of investing in any fund of equity securities traded on an exchange, such as market fluctuations caused by such factors as economic and political developments, changes in interest rates and perceived trends in security prices. However, because the Fund is not “actively” managed, unless a specific security is removed from the Vietnam Index, the Fund generally would not sell a security because the security’s issuer was in financial trouble. Therefore, the Fund’s performance could be lower than other types of mutual funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline.

Risk of Cash Transactions. Unlike most ETFs, the Fund expects to effect all of its creations and redemptions principally for cash, rather than in-kind securities. As such, investments in Shares may be less tax-efficient than an investment in a conventional ETF.

Non-Diversified Risk. The Fund is classified as a “non-diversified” investment company under the 1940 Act. Therefore, the Fund may invest a relatively high percentage of its assets in a smaller number of issuers or may invest a larger proportion of its assets in a single company. As a result, the gains and losses on a single security may have a greater impact on the Fund’s NAV and may make the Fund more volatile than diversified funds.

Concentration Risk. The Fund’s assets will be concentrated in a particular sector or sectors or industry or group of industries to the extent the Vietnam Index concentrates in an industry or group of industries. In addition, the Fund’s assets will be concentrated in Vietnam. To the extent that the Fund’s investments are concentrated in a particular sector, industry or country, the Fund will be susceptible to loss due to adverse occurrences affecting that sector, industry or country.

PERFORMANCE

The Fund commenced operations on August 11, 2009 and therefore does not have a performance history for a full calendar year. Visit vaneck.com/etf for current performance figures.

PORTFOLIO MANAGEMENT

Investment Adviser. Van Eck Associates Corporation.

Portfolio Managers. The following individuals are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser	Date Began Managing the Fund

Hao-Hung (Peter) Liao	Portfolio Manager	August 2009
George Cao	Portfolio Manager	August 2009

For important information about the purchase and sale of Fund Shares and tax information, please turn to “Summary Information about Purchases and Sales of Fund Shares and Taxes” on page 30 of this Prospectus.

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SUMMARY INFORMATION ABOUT PURCHASES AND SALES OF FUND SHARES AND TAXES

PURCHASE AND SALE OF FUND SHARES

The Funds issue and redeem Shares at NAV only in a large specified number of Shares each called a “Creation Unit,” or multiples thereof. A Creation Unit consists of 50,000 Shares.

Individual Shares of a Fund may only be purchased and sold in secondary market transactions through brokers. Shares of the Funds are listed on NYSE Arca, Inc. (“NYSE Arca”) and because Shares trade at market prices rather than NAV, Shares of the Funds may trade at a price greater than or less than NAV.

TAX INFORMATION

Each Fund’s distributions are taxable and will generally be taxed as ordinary income or capital gains.

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ADDITIONAL INFORMATION ABOUT THE FUNDS’ INVESTMENT STRATEGIES AND RISKS

ADDITIONAL INVESTMENT STRATEGIES

The Adviser anticipates that, generally, each Fund will hold all of the securities that comprise its Index in proportion to their weightings in such Index. However, under various circumstances, it may not be possible or practicable to purchase all of those securities in those weightings. In these circumstances, a Fund may purchase a sample of securities in its Index. There also may be instances in which the Adviser may choose to overweight a security in a Fund’s Index, purchase securities not in the Fund’s Index that the Adviser believes are appropriate to substitute for certain securities in such Index or utilize various combinations of other available investment techniques in seeking to replicate as closely as possible, before fees and expenses, the price and yield performance of the Fund’s Index. Each Fund may sell securities that are represented in its Index in anticipation of their removal from such Index or purchase securities not represented in its Index in anticipation of their addition to such Index.

Each Fund may invest its remaining assets in money market instruments, including repurchase agreements or other funds which invest exclusively in money market instruments, convertible securities, structured notes (notes on which the amount of principal repayment and interest payments are based on the movement of one or more specified factors, such as the movement of a particular stock or stock index), other investment companies, and in swaps, options, futures contracts and currency forwards. Convertible securities and derivatives instruments, such as swaps, options, warrants, futures contracts, currency forwards, structured notes and participation notes may be used by the Funds in seeking performance that corresponds to its respective Index, and in managing cash flows. The Funds will not invest in money market instruments as part of a temporary defensive strategy to protect against potential stock market declines.

BORROWING MONEY

Each Fund may borrow money from a bank up to a limit of one-third of the market value of its assets for temporary or emergency purposes. To the extent that a Fund borrows money, it will be leveraged; at such times, the Fund will appreciate or depreciate in value more rapidly than its benchmark Index.

FUNDAMENTAL AND NON-FUNDAMENTAL POLICIES

Each Fund’s investment objective and each of the other investment policies are non-fundamental policies that may be changed by the Board of Trustees without shareholder approval, except as noted in the Statement of Additional Information (“SAI”) under the section entitled “Investment Policies and Restrictions—Investment Restrictions.”

LENDING PORTFOLIO SECURITIES

Each Fund may lend its portfolio securities to brokers, dealers and other financial institutions desiring to borrow securities to complete transactions and for other purposes. In connection with such loans, a Fund receives liquid collateral equal to at least 102% of the value of the portfolio securities being loaned. This collateral is marked-to-market on a daily basis. Although a Fund will receive collateral in connection with all loans of its securities holdings, the Fund would be exposed to a risk of loss should a borrower default on its obligation to return the borrowed securities (e.g., the loaned securities may have appreciated beyond the value of the collateral held by the Fund). In addition, a Fund will bear the risk of loss of any cash collateral that it invests.

RISKS OF INVESTING IN THE FUNDS

The following section provides additional information regarding certain of the principal risks identified under “Principal Risks of Investing in the Fund” in each Fund’s “Summary Information” section along with additional risk information. These risks listed below are applicable to all Funds unless otherwise noted.

Risk of Investing in Foreign Securities. Each Fund, except Market Vectors Environmental Services ETF, may invest in foreign securities. Investments in the securities of non-U.S. issuers involve risks beyond those associated with investments in U.S. securities. These additional risks include greater market volatility, the availability of less reliable financial information, higher transactional and custody costs, taxation by foreign governments, decreased market liquidity and political instability. Foreign issuers are often subject to less stringent requirements regarding accounting, auditing, financial reporting and record keeping than are U.S. issuers, and therefore, not all material information may be available or reliable. Securities exchanges or foreign governments may adopt rules or regulations that may negatively impact a Fund’s ability to invest in foreign securities or may prevent the Fund from repatriating its investments. In addition, a Fund may not receive shareholder communications or be permitted to vote the securities that it holds, as the issuers may be under no legal obligation to distribute shareholder communications.

Because a Fund may invest in securities denominated in foreign currencies and some of the income received by the Fund will be in foreign currencies, changes in currency exchange rates may negatively impact the Fund’s returns. The values of the currencies of the countries in which a Fund may invest may be subject to a high degree of fluctuation due to changes in interest rates, the effects of monetary policies issued by the United States, foreign governments, central banks or supranational entities, the imposition of currency controls or other national or global political or economic developments. Therefore, a Fund’s exposure to foreign currencies may result in reduced returns to the Fund. Moreover, a Fund may incur costs in connection with conversions

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ADDITIONAL INFORMATION ABOUT THE FUNDS’ INVESTMENT STRATEGIES AND RISKS (continued)

between U.S. dollars and foreign currencies. Each Fund may, but is not obligated to, invest in derivative instruments to lock in certain currency exchange rates from time to time.

In addition, each Fund may invest in depositary receipts which involve similar risks to those associated with investments in foreign securities. The issuers of certain depositary receipts are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities. Investment in depositary receipts may be less liquid than the underlying shares in their primary trading market and may negatively affect the Fund’s ability to replicate the performance of its Index. In addition, investments in depositary receipts may lead to tracking error.

Risks of Investing in Emerging Market Issuers. Each Fund, except Market Vectors Environmental Services ETF and Market Vectors Gaming ETF, invests its assets in securities of emerging market issuers. Emerging market countries include certain countries in Africa, Brazil, the GCC, Indonesia, Poland, Russia and Vietnam. Investment in securities of emerging market issuers involves risks not typically associated with investments in securities of issuers in more developed countries that may negatively affect the value of your investment in a Fund. Such heightened risks may include, among others, expropriation and/or nationalization of assets, restrictions on and government intervention in international trade, confiscatory taxation, political instability, including authoritarian and/or military involvement in governmental decision making, armed conflict, the impact on the economy as a result of civil war, and social instability as a result of religious, ethnic and/or socioeconomic unrest. Issuers in certain emerging market countries are subject to less stringent requirements regarding accounting, auditing, financial reporting and record keeping than are issuers in more developed markets, and therefore, all material information may not be available or reliable. Additionally, each of the factors described below could have a negative impact on a Fund’s performance and increase the volatility of the Fund.

Securities Markets. Because the securities markets in emerging market countries are underdeveloped and are often considered to be less correlated to global economic cycles than those markets located in more developed countries, securities markets in emerging market countries are subject to greater risks associated with market volatility, lower market capitalization, lower trading volume, illiquidity, inflation, greater price fluctuations, uncertainty regarding the existence of trading markets, governmental control and heavy regulation of labor and industry. The prices of certain securities listed on stock markets in emerging market countries have been subject to sharp fluctuations and sudden declines, and no assurance can be given as to the future performance of listed securities in general. Volatility of prices may be greater than in more developed stock markets. Moreover, trading on securities markets may be suspended altogether. Market volatility may also be heightened by the actions of a small number of investors. Brokerage firms in emerging market countries may be fewer in number and less established than brokerage firms in more developed markets. Since a Fund may need to effect securities transactions through these brokerage firms, the Fund is subject to the risk that these brokerage firms will not be able to fulfill their obligations to the Fund. This risk is magnified to the extent a Fund effects securities transactions through a single brokerage firm or a small number of brokerage firms. In addition, the infrastructure for the safe custody of securities and for purchasing and selling securities, settling trades, collecting dividends, initiating corporate actions, and following corporate activity is not as well developed in emerging market countries as is the case in certain more developed markets.

Political and Economic Risk. Certain emerging market countries have historically been subject to political instability and prospects are tied to the continuation of economic and political liberalization in the region. Instability may result from factors such as government or military intervention in decision making, terrorism, civil unrest, extremism or hostilities between neighboring countries. An outbreak of hostilities could negatively impact a Fund’s returns. Limited political and democratic freedoms in emerging market countries might cause significant social unrest. These factors may have a significant adverse effect on an emerging market country’s economy.

Many emerging market countries may be heavily dependent upon international trade and, consequently, may continue to be negatively affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which it trades. They also have been, and may continue to be, adversely affected by economic conditions in the countries with which they trade. In addition, certain issuers located in emerging market countries in which a Fund invests may operate in, or have dealings with, countries subject to sanctions and/or embargoes imposed by the U.S. Government and the United Nations and/or countries identified by the U.S. Government as state sponsors of terrorism. As a result, an issuer may sustain damage to its reputation if it is identified as an issuer which operates in, or has dealings with, such countries. A Fund, as an investor in such issuers, will be indirectly subject to those risks.

Investment and Repatriation Restrictions. The government in an emerging market country may restrict or control to varying degrees the ability of foreign investors to invest in securities of issuers located or operating in such emerging market countries. These restrictions and/or controls may at times limit or prevent foreign investment in securities of issuers located or operating in emerging market countries and may inhibit a Fund’s ability to track its Index. In addition, a

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Fund may not be able to buy or sell securities or receive full value for such securities. Moreover, certain emerging market countries may require governmental approval or special licenses prior to investments by foreign investors and may limit the amount of investments by foreign investors in a particular industry and/or issuer; may limit such foreign investment to a certain class of securities of an issuer that may have less advantageous rights than the classes available for purchase by domiciliaries of such emerging market countries; and/or may impose additional taxes on foreign investors. A delay in obtaining a required government approval or a license would delay investments in those emerging market countries, and, as a result, a Fund may not be able to invest in certain securities while approval is pending. The government of certain emerging market countries may also withdraw or decline to renew a license that enables a Fund to invest in such country. These factors make investing in issuers located or operating in emerging market countries significantly riskier than investing in issuers located or operating in more developed countries, and any one of them could cause a decline in the value of a Fund’s Shares.

Additionally, investments in issues located in certain emerging market countries may be subject to a greater degree of risk associated with governmental approval in connection with the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. Moreover, there is the risk that if the balance of payments in an emerging market country declines, the government of such country may impose temporary restrictions on foreign capital remittances. Consequently, a Fund could be adversely affected by delays in, or a refusal to grant, required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments. Furthermore, investments in emerging market countries may require a Fund to adopt special procedures, seek local government approvals or take other actions, each of which may involve additional costs to the Fund.

Available Disclosure About Emerging Market Issuers. Issuers located or operating in emerging market countries are not subject to the same rules and regulations as issuers located or operating in more developed countries. Therefore, there may be less financial and other information publicly available with regard to issuers located or operating in emerging market countries and such issuers are not subject to the uniform accounting, auditing and financial reporting standards applicable to issuers located or operating in more developed countries.

Foreign Currency Considerations. Certain Fund’s assets will be invested primarily in equity securities of issuers in emerging market countries, which will generally be denominated in foreign currencies, and the income received by the Fund will be principally in foreign currencies. The value of an emerging market country’s currency may be subject to a high degree of fluctuation. This fluctuation may be due to changes in interest rates, the effects of monetary policies issued by the United States, foreign governments, central banks or supranational entities, the imposition of currency controls or other national or global political or economic developments. The economies of certain emerging market countries can be significantly affected by currency devaluations. Certain emerging market countries may also have managed currencies which are maintained at artificial levels relative to the U.S. dollar rather than at levels determined by the market. This type of system can lead to sudden and large adjustments in the currency which, in turn, can have a disruptive and negative effect on foreign investors.

A Fund’s exposure to an emerging market country’s currency and changes in value of such foreign currencies versus the U.S. dollar may reduce a Fund’s investment performance and the value of your investment in the Fund. Meanwhile, a Fund will compute and expects to distribute its income in U.S. dollars, and the computation of income will be made on the date that the income is earned by the Fund at the foreign exchange rate in effect on that date. Therefore, if the value of the respective emerging market country’s currency falls relative to the U.S. dollar between the earning of the income and the time at which a Fund converts the relevant emerging market country’s currency to U.S. dollars, the Fund may be required to liquidate certain positions in order to make distributions if the Fund has insufficient cash in U.S. dollars to meet distribution requirements under the U.S. Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”). The liquidation of investments, if required, could be at disadvantageous prices or otherwise have an adverse impact on a Fund’s performance.

Certain emerging market countries also restrict the free conversion of their currency into foreign currencies, including the U.S. dollar. There is no significant foreign exchange market for many such currencies and it would, as a result, be difficult for a Fund to engage in foreign currency transactions designed to protect the value of the Fund’s interests in securities denominated in such currencies. Furthermore, if permitted, a Fund may incur costs in connection with conversions between U.S. dollars and an emerging market country’s currency. Foreign exchange dealers realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer normally will offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should the Fund desire immediately to resell that currency to the dealer. A Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward, futures or options contracts to purchase or sell foreign currencies.

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ADDITIONAL INFORMATION ABOUT THE FUNDS’ INVESTMENT STRATEGIES AND RISKS (continued)

Operational and Settlement Risk. In addition to having less developed securities markets, emerging market countries have less developed custody and settlement practices than certain developed countries. Rules adopted under the 1940 Act permit a Fund to maintain its foreign securities and cash in the custody of certain eligible non-U.S. banks and securities depositories. Banks in emerging market countries that are eligible foreign sub custodians may be recently organized or otherwise lack extensive operating experience. In addition, in certain emerging market countries there may be legal restrictions or limitations on the ability of a Fund to recover assets held in custody by a foreign sub-custodian in the event of the bankruptcy of the sub-custodian. Because settlement systems in emerging market countries may be less organized than in other developed markets, there may be a risk that settlement may be delayed and that cash or securities of the Fund may be in jeopardy because of failures of or defects in the systems. Under the laws in many emerging market countries, a Fund may be required to release local shares before receiving cash payment or may be required to make cash payment prior to receiving local shares, creating a risk that the Fund may surrender cash or securities without ever receiving securities or cash from the other party. Settlement systems in emerging market countries also have a higher risk of failed trades and back to back settlements may not be possible.

A Fund may not be able to convert a foreign currency to U.S. dollars in time for the settlement of redemption requests. In the event of a redemption request from an authorized participant, a Fund will be required to deliver U.S. dollars to the authorized participant on the settlement date. In the event that a Fund is not able to convert the foreign currency to U.S. dollars in time for settlement, which may occur as a result of the delays described above, the Fund may be required to liquidate certain investments and/or borrow money in order to fund such redemption. The liquidation of investments, if required, could be at disadvantageous prices or otherwise have an adverse impact on the Fund’s performance (e.g., by causing the Fund to overweight foreign currency denominated holdings and underweight other holdings which were sold to fund redemptions). In addition, a Fund will incur interest expense on any borrowings and the borrowings will cause the Fund to be leveraged, which may magnify gains and losses on its investments.

Certain issuers in emerging market countries may utilize share blocking schemes. Share blocking refers to a practice, in certain foreign markets, where voting rights related to an issuer’s securities are predicated on these securities being blocked from trading at the custodian or sub-custodian level for a period of time around a shareholder meeting. These restrictions have the effect of barring the purchase and sale of certain voting securities within a specified number of days before and, in certain instances, after a shareholder meeting where a vote of shareholders will be taken. Share blocking may prevent the Fund from buying or selling securities for a period of time. During the time that shares are blocked, trades in such securities will not settle. The blocking period can last up to several weeks. The process for having a blocking restriction lifted can be quite onerous with the particular requirements varying widely by country. In addition, in certain countries, the block cannot be removed. As a result of the ramifications of voting ballots in markets that allow share blocking, the Adviser, on behalf of the Fund, reserves the right to abstain from voting proxies in those markets.

Corporate and Securities Laws. Securities laws in emerging market countries are relatively new and unsettled and, consequently, there is a risk of rapid and unpredictable change in laws regarding foreign investment, securities regulation, title to securities and shareholder rights. Accordingly, foreign investors may be adversely affected by new or amended laws and regulations. In addition, the systems of corporate governance to which emerging market issuers are subject may be less advanced than those systems to which issuers located in more developed countries are subject, and therefore, shareholders of issuers located in emerging market countries may not receive many of the protections available to shareholders of issuers located in more developed countries. In circumstances where adequate laws and shareholder rights exist, it may not be possible to obtain swift and equitable enforcement of the law. In addition, the enforcement of systems of taxation at federal, regional and local levels in emerging market countries may be inconsistent and subject to sudden change.

Index Tracking Risk. Each Fund’s return may not match the return of its Index for a number of reasons. For example, a Fund incurs a number of operating expenses not applicable to its Index and incurs costs associated with buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of its Index and raising cash to meet redemptions or deploying cash in connection with newly created Creation Units. A Fund’s return may also deviate significantly from the return of its Index because the Fund bears the costs and risks associated with buying and selling securities while such costs and risks are not factored into the return of its Index. A Fund may not be fully invested at times, either as a result of cash flows into the Fund or reserves of cash held by the Fund to meet redemptions and pay expenses. In addition, a Fund may not be able to invest in certain securities included in its Index, or invest in them in the exact proportions they represent of its Index, due to legal restrictions or limitations imposed by the governments of certain countries or a lack of liquidity on stock exchanges in which such securities trade. Moreover, a Fund may be delayed in purchasing or selling securities included in its Index. Any issues a Fund encounters with regard to currency convertibility (including the cost of borrowing funds, if any) and repatriation may also increase the index tracking risk.

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Market Vectors Africa Index ETF, Market Vectors Brazil Small-Cap ETF, Market Vectors Gulf States Index ETF, Market Vectors Russia ETF and Market Vectors Vietnam ETF may accept cash in connection with a purchase of Creation Units or effect their redemptions in cash rather than in-kind and, as a result, each Fund’s ability to match the return of its respective Index will be affected. In addition, with respect to Market Vectors Vietnam ETF, pursuant to the methodology of the Index Provider (defined herein) used to calculate and maintain the Vietnam Index, a company may be removed from the Vietnam Index at a quarterly rebalancing as a result of reaching its limitation on foreign ownership. Consequently, Market Vectors Vietnam ETF may be forced to sell securities at inopportune times or for prices other than at current market values or may elect not to sell such securities on the day that they are removed from the Vietnam Index, due to market conditions or otherwise. Due to these factors, the variation between a Fund’s annual return and the return of its Index may increase.

Each Fund, except Market Vectors Environmental Services ETF, is expected to fair value most or all of the foreign securities it holds. See “Shareholder Information—Determination of NAV.” To the extent a Fund calculates its NAV based on fair value prices and the value of its Index is based on securities’ closing price on local foreign markets (i.e., the value of its Index is not based on fair value prices), the Fund’s ability to track its Index may be adversely affected. The need to comply with the diversification and other requirements of the 1940 Act and the Internal Revenue Code may also impact a Fund’s ability to replicate the performance of its Index. In addition, if a Fund utilizes depositary receipts and other derivative instruments, its return may not correlate as well with its Index as would be the case if the Fund purchased all the securities in its Index directly.

Replication Management Risk. Unlike many investment companies, the Funds are not “actively” managed. Therefore, unless a specific security is removed from its Index, a Fund generally would not sell a security because the security’s issuer is in financial trouble. If a specific security is removed from a Fund’s Index, the Fund may be forced to sell such security at an inopportune time or for prices other than at current market values. An investment in a Fund involves risks similar to those of investing in any fund of equity securities traded on an exchange, such as market fluctuations caused by such factors as economic and political developments, changes in interest rates and perceived trends in security prices. Each Fund’s Index may not contain the appropriate or a diversified mix of securities for any particular economic cycle. The timing of changes in a Fund from one type of security to another in seeking to replicate its Index could have a negative effect on the Fund. Unlike with an actively managed fund, the Adviser does not use techniques or defensive strategies designed to lessen the effects of market volatility or to reduce the impact of periods of market decline. This means that, based on market and economic conditions, a Fund’s performance could be lower than other types of mutual funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline.

Risk of Cash Transactions. Unlike most other ETFs, Market Vectors Africa Index ETF and Market Vectors Russia ETF effect a portion of, and Market Vectors Brazil Small-Cap ETF, Market Vectors Gulf States Index ETF and Market Vectors Vietnam ETF effect all of, their creations and redemptions for cash, rather than in-kind securities. As a result, an investment in such Fund may be less tax-efficient than an investment in a more conventional ETF. Other ETFs generally are able to make in-kind redemptions and avoid being taxed on gain on the distributed portfolio securities at the Fund level. Because these Funds currently intend to effect all or a portion of redemptions, as applicable, for cash, rather than in-kind distributions, they may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds, which involves transaction costs. If a Fund recognizes gain on these sales, this generally will cause the Fund to recognize gain it might not otherwise have recognized if it were to distribute portfolio securities in- kind, or to recognize such gain sooner than would otherwise be required. The Funds generally intend to distribute these gains to shareholders to avoid being taxed on this gain at the Fund level and otherwise comply with the special tax rules that apply to it. This strategy may cause shareholders to be subject to tax on gains they would not otherwise be subject to, or at an earlier date than, if they had made an investment in a different ETF. Moreover, cash transactions may have to be carried out over several days if the securities market is relatively illiquid and may involve considerable brokerage fees and taxes. These brokerage fees and taxes, which will be higher than if a Fund sold and redeemed its shares principally in-kind, will be passed on to purchasers and redeemers of Creation Units in the form of creation and redemption transaction fees. See “Creation and Redemption of Creation Units” in the Funds’ SAI. Certain countries may also impose higher local tax rates on transactions involving certain companies. In addition, these factors may result in wider spreads between the bid and the offered prices of a Fund’s Shares than for more conventional ETFs.

Non-Diversified Risk. Each Fund is a separate investment portfolio of Market Vectors ETF Trust (the “Trust”), which is an open-end investment company registered under the 1940 Act. Each Fund is classified as a “non-diversified” investment company under the 1940 Act. As a result, each Fund is subject to the risk that it will be more volatile than a diversified fund because the Fund may invest its assets in a smaller number of issuers or may invest a larger proportion of its assets in a single issuer. As a result, the gains and losses on a single security may have a greater impact on a Fund’s NAV and may make the Fund more volatile than diversified funds.

Concentration Risk. A Fund’s assets will be concentrated in a particular sector or sectors or industry or group of industries to the extent that its respective Index concentrates in a particular sector or sectors or industry or group of industries. The securities

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ADDITIONAL INFORMATION ABOUT THE FUNDS’ INVESTMENT STRATEGIES AND RISKS (continued)

of many or all of the companies in the same sector or industry may decline in value due to developments adversely affecting such sector or industry. By concentrating its assets in a particular sector or sectors or industry or group of industries, a Fund is subject to the risk that economic, political or other conditions that have a negative effect on that sector or industry will negatively impact the Fund to a greater extent than if the Fund’s assets were invested in a wider variety of sectors or industries. In addition, certain Funds’ assets will be concentrated in a particular country or geographic region. Consequently, events affecting that country or geographic region will have a greater impact on the Fund’s NAV and may make the Fund more volatile than if the Fund were invested in a more geographically diverse portfolio of investments.

Risk of Investing in the Basic Materials Sector. (Market Vectors Russia ETF only) To the extent the Russia+ Index includes securities of issuers in the basic materials sector, the Market Vectors Russia ETF will invest in companies in such sector. Companies engaged in the production and distribution of basic materials may be adversely affected by changes in world events, political and economic conditions, energy conservation, environmental policies, commodity price volatility, changes in exchange rates, imposition of import controls, increased competition, depletion of resources and labor relations.

Risk of Investing in the Consumer Discretionary Sector. (Market Vectors Brazil Small-Cap ETF only) To the extent the Brazil Small-Cap Index includes securities of issuers in the consumer discretionary sector, the Market Vectors Brazil Small-Cap ETF will invest in companies in such sector. Companies engaged in the consumer discretionary sector are subject to fluctuations in supply and demand. These companies may also be adversely affected by changes in consumer spending as a result of world events, political and economic conditions, commodity price volatility, changes in exchange rates, imposition of import controls, increased competition, depletion of resources and labor relations.

Risk of Investing in the Energy Sector. (Market Vectors Indonesia Index ETF, Market Vectors Poland ETF, Market Vectors Russia ETF and Market Vectors Vietnam ETF only) To the extent a Fund’s Index includes securities of issuers in the energy sector, such Fund will invest in companies in such sector. As such, the Fund will be sensitive to changes in, and its performance will depend to a greater extent on, the overall condition of the energy sector. Companies operating in the energy sector are subject to risks including, but not limited to, economic growth, worldwide demand, political instability in the regions that the companies operate, government regulation stipulating rates charged by utilities, interest rate sensitivity, oil price volatility and the cost of providing the specific utility services. In addition, these companies are at risk of civil liability from accidents resulting in injury, loss of life or property, pollution or other environmental damage claims and risk of loss from terrorism and natural disasters.

Risk of Investing in the Financial Services Sector. (Market Vectors Africa Index ETF, Market Vectors Brazil Small-Cap ETF, Market Vectors Gulf States Index ETF, Market Vectors Indonesia Index ETF, Market Vectors Poland ETF and Market Vectors Vietnam ETF only) To the extent a Fund’s Index includes securities of issuers in the financial services sector, such Fund will invest in companies in such sector. As such, the Fund will be sensitive to changes in, and its performance will depend to a greater extent on, the overall condition of the financial services sector. Companies in the financial services sector may be subject to extensive government regulation that affects the scope of their activities, the prices they can charge and the amount of capital they must maintain. The profitability of companies in the financial services sector may be adversely affected by increases in interest rates. The profitability of companies in the financial services sector may be adversely affected by loan losses, which usually increase in economic downturns. In addition, the financial services sector is undergoing numerous changes, including continuing consolidations, development of new products and structures and changes to its regulatory framework. Furthermore, increased government involvement in the financial services sector, including measures such as taking ownership positions in such institutions, could result in a dilution in the value of the shares held by shareholders in such institutions. Recent developments in the credit markets have caused companies operating in the financial services sector to incur large losses, experience declines in valuation of their assets and even cease operations

Risk of Investing in the Industrials Sector. (Market Vectors Vietnam ETF only) To the extent the Vietnam Index includes securities of issuers in the industrials sector, the Market Vectors Vietnam ETF will invest in companies in such sector. Companies in the industrials sector may be adversely affected by changes in government regulation, world events and economic conditions. In addition, companies in the industrials sector may be adversely affected by environmental damages, product liability claims and exchange rates. The stock prices of companies in the industrials sector are affected by supply and demand both for their specific product or service and for industrial sector products in general. The products of manufacturing companies may face product obsolescence due to rapid technological developments and frequent new product introduction. In addition, the industrials sector may also be adversely affected by changes or trends in commodity prices, which may be influenced or characterized by unpredictable factors.

Risk of Investing in the Real Estate Sector. (Market Vectors Africa Index ETF only) To the extent the Africa Titans 50 Index includes securities of issuers in the real estate sector, the Market Vectors Africa Index ETF will invest in companies in such sector. Adverse economic, business or political developments affecting real estate could have a major effect on the value of the Fund’s investments. Investing in real estate securities may subject the Fund to risks associated with the direct ownership of real estate, such as decreases in real estate values, overbuilding, increased competition and other risks related to local or general

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economic conditions, increases in operating costs and property taxes, changes in zoning laws, casualty or condemnation losses, possible environmental liabilities, regulatory limitations on rent and fluctuations in rental income. Changes in interest rates may also affect the value of the Fund’s investment in real estate securities. Certain real estate securities have a relatively small market capitalization, which may tend to increase the volatility of the market price of these securities. Real estate securities are dependent upon specialized management skills, have limited diversification and are, therefore, subject to risks inherent in operating and financing a limited number of projects. Real estate securities are also subject to heavy cash flow dependency and defaults by borrowers.

Risk of Investing in Small- and Medium-Capitalization Companies. Each Fund (with respect to Market Vectors Brazil Small-Cap ETF, small-capitalization companies only) may invest in small- and medium-capitalization companies and, therefore will be subject to certain risks associated with small- and medium-capitalization companies. These companies are often subject to less analyst coverage and may be in early and less predictable periods of their corporate existences, with little or no record of profitability. In addition, these companies often have greater price volatility, lower trading volume and less liquidity than larger more established companies. These companies tend to have smaller revenues, narrower product lines, less management depth and experience, smaller shares of their product or service markets, fewer financial resources and less competitive strength than larger companies.

Risk of Investing in Micro-Capitalization Companies. Market Vectors Vietnam ETF may invest in micro-capitalization companies. These companies are subject to substantially greater risks of loss and price fluctuations because their earnings and revenues tend to be less predictable (and some companies may be experiencing significant losses), and their share prices tend to be more volatile and their markets less liquid than companies with larger market capitalizations. Micro-capitalization companies may be newly formed or in the early stages of development, with limited product lines, markets or financial resources and may lack management depth. In addition, there may be less public information available about these companies. The shares of micro-capitalization companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the future ability to sell these securities. Also, it may take a long time before the Fund realizes a gain, if any, on an investment in a micro-capitalization company.

Risk of Investing in Derivatives. Derivatives are financial instruments, such as swaps, options, warrants, futures contracts, currency forwards and participation notes, whose values are based on the value of one or more indicators, such as a security, asset, currency, interest rate, or index. A Fund’s use of derivatives involves risks different from, and possibly greater than, the risks associated with investing directly in securities and other more traditional investments. Moreover, although the value of a derivative is based on an underlying indicator, a derivative does not carry the same rights as would be the case if a Fund invested directly in the underlying securities.

Derivatives are subject to a number of risks, such as potential changes in value in response to market developments or as a result of the counterparty’s credit quality and the risk that a derivative transaction may not have the effect the Adviser anticipated. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value of a derivative may not correlate perfectly with the underlying indicator. Derivative transactions can create investment leverage, may be highly volatile, and a Fund could lose more than the amount it invests. The use of derivatives may increase the amount and affect the timing and character of taxes payable by shareholders of a Fund.

Many derivative transactions are entered into “over-the-counter” (not on an exchange or contract market); as a result, the value of such a derivative transaction will depend on the ability and the willingness of a Fund’s counterparty to perform its obligations under the transaction. If a counterparty were to default on its obligations, a Fund’s contractual remedies against such counterparty may be subject to bankruptcy and insolvency laws, which could affect the Fund’s rights as a creditor (e.g., the Fund may not receive the net amount of payments that it is contractually entitled to receive). A liquid secondary market may not always exist for a Fund’s derivative positions at any time.

Swaps. The use of swap agreements entails certain risks, which may be different from, and possibly greater than, the risks associated with investing directly in the underlying asset for the swap agreement. For example, swap agreements may be subject to the risk of default by a counterparty as a result of bankruptcy or otherwise, which may cause a Fund to lose payments due by such counterparty altogether, or collect only a portion thereof, which collection could involve additional costs or delays. Swap agreements may be subject to liquidity risk, which exists when a particular swap is difficult to purchase or sell. If a swap transaction is particularly large or if the relevant market is illiquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses to a Fund. In addition, a swap transaction may be subject to a Fund’s limitation on investments in illiquid securities. Swap agreements may be subject to pricing risk, which exists when a particular swap agreement becomes extraordinarily expensive (or inexpensive) relative to historical prices or the prices of corresponding cash market instruments. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

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ADDITIONAL INFORMATION ABOUT THE FUNDS’ INVESTMENT STRATEGIES AND RISKS (continued)

Participation Notes. P-Notes are issued by banks or broker-dealers and are designed to offer a return linked to the performance of a particular underlying equity security or market. P-Notes can have the characteristics or take the form of various instruments, including, but not limited to, certificates or warrants. The holder of a P-Note that is linked to a particular underlying security is entitled to receive any dividends paid in connection with the underlying security. However, the holder of a P-Note generally does not receive voting rights as it would if it directly owned the underlying security.

P-Notes constitute direct, general and unsecured contractual obligations of the banks or broker-dealers that issue them, which therefore subject a Fund to counterparty risk, as discussed below.

Investments in P-Notes involve certain risks in addition to those associated with a direct investment in the underlying foreign companies or foreign securities markets whose return they seek to replicate. For instance, there can be no assurance that the trading price of a P-Note will equal the underlying value of the foreign company or foreign securities market that it seeks to replicate. As the purchaser of a P-Note, a Fund is relying on the creditworthiness of the counterparty issuing the P-Note and has no rights under a P-Note against the issuer of the underlying security. Therefore, if such counterparty were to become insolvent, a Fund would lose its investment. The risk that a Fund may lose its investments due to the insolvency of a single counterparty may be amplified to the extent the Fund purchases P-Notes issued by one issuer or a small number of issuers. P-Notes also include transaction costs in addition to those applicable to a direct investment in securities. In addition, a Fund’s use of P-Notes may cause the Fund’s performance to deviate from the performance of the portion of its Index to which the Fund is gaining exposure through the use of P-Notes.

Due to liquidity and transfer restrictions, the secondary markets on which P-Notes are traded may be less liquid than the markets for other securities, which may lead to the absence of readily available market quotations for securities in a Fund’s portfolio. The ability of a Fund to value its securities becomes more difficult and the judgment in the application of fair value procedures (through fair value procedures adopted by the Board of Trustees) may play a greater role in the valuation of a Fund’s securities due to reduced availability of reliable objective pricing data. Consequently, while such determinations will be made in good faith, it may nevertheless be more difficult for a Fund to accurately assign a daily value to such securities.

Leverage Risk. To the extent that a Fund borrows money or utilizes certain derivatives, it may be leveraged. Leveraging generally exaggerates the effect on NAV of any increase or decrease in the market value of a Fund’s portfolio securities.

Short History of an Active Market/No Guarantee of Active Trading Market. Certain Funds are recently organized series of an investment company. While Shares are listed on NYSE Arca, there can be no assurance that active trading markets for the Shares will be maintained, especially for recently organized Funds. Van Eck Securities Corporation, the distributor of each Fund’s Shares (the “Distributor”), does not maintain a secondary market in the Shares.

Trading Issues. Trading in Shares on NYSE Arca may be halted due to market conditions or for reasons that, in the view of NYSE Arca, make trading in Shares inadvisable. In addition, trading in Shares on NYSE Arca is subject to trading halts caused by extraordinary market volatility pursuant to NYSE Arca’s “circuit breaker” rules. There can be no assurance that the requirements of NYSE Arca necessary to maintain the listing of a Fund will continue to be met or will remain unchanged.

Fluctuation of NAV. The NAV of the Shares will fluctuate with changes in the market value of a Fund’s securities holdings. The market prices of Shares will fluctuate in accordance with changes in NAV and supply and demand on NYSE Arca. The Adviser cannot predict whether Shares will trade below, at or above their NAV. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for Shares will be closely related to, but not identical to, the same forces influencing the prices of the securities of each Fund’s Index trading individually or in the aggregate at any point in time. However, given that Shares can be created and redeemed daily in Creation Units at NAV (unlike shares of closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their NAV), the Adviser believes that large discounts or premiums to the NAV of the Shares are not likely to be sustained over the long-term. In addition, disruptions to creations and redemptions or the existence of extreme market volatility may result in trading prices that differ significantly from NAV. If a shareholder purchases Shares at a time when the market price is at a premium to the NAV or sells Shares at a time when the market price is at a discount to the NAV, the shareholder may sustain losses.

TAX ADVANTAGED PRODUCT STRUCTURE

Unlike many conventional mutual funds which are only bought and sold at closing NAVs, the Shares have been designed to be tradable in a secondary market on an intra-day basis and to be created and redeemed in-kind, except for Market Vectors Africa Index ETF and Market Vectors Russia ETF whose Shares are created and redeemed partially for cash and partially in-kind and Market Vectors Brazil Small-Cap ETF, Market Vectors Gulf States Index ETF and Market Vectors Vietnam ETF whose Shares are created and redeemed principally for cash, in Creation Units at each day’s market close. These in-kind arrangements are designed to protect ongoing shareholders from adverse effects on a Fund’s portfolio that could arise from frequent cash purchase and redemption transactions that affect the NAV of the Fund. Moreover, in contrast to conventional mutual funds, where frequent

38

redemptions can have an adverse tax impact on taxable shareholders because of the need to sell portfolio securities which, in turn, may generate taxable gain, the in-kind redemption mechanism of certain Funds, to the extent used, generally is not expected to lead to a tax event for shareholders.

PORTFOLIO HOLDINGS

A description of each Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s SAI.

MANAGEMENT OF THE FUNDS

Board of Trustees. The Board of Trustees of the Trust has responsibility for the general oversight of the management of the Funds, including general supervision of the Adviser and other service providers, but is not involved in the day-to-day management of the Trust. A list of the Trustees and the Trust officers, and their present positions and principal occupations, is provided in the Funds’ SAI.

Investment Adviser. Under the terms of an Investment Management Agreement between the Trust and Van Eck Associates Corporation with respect to the Funds (the “Investment Management Agreement”), Van Eck Associates Corporation serves as the adviser to each Fund and, subject to the supervision of the Board of Trustees, is responsible for the day-to-day investment management of the Fund. As of March 31, 2010, the Adviser managed approximately $21.4 billion in assets. The Adviser has been an investment adviser since 1955 and also acts as adviser or sub-adviser to other ETFs, mutual funds, hedge funds, pension plans and other investment accounts. The Adviser’s principal business address is 335 Madison Avenue, 19th Floor, New York, New York 10017.

A discussion regarding the Board of Trustees’ approval of the Investment Management Agreement is available in the Trust’s semi-annual report for the period ended June 30, 2009.

For the services provided to each Fund under the Investment Management Agreement, each Fund pays the Adviser monthly fees based on a percentage of each Fund’s average daily net assets at the annual rate of 0.50%. From time to time, the Adviser may waive all or a portion of its fee. Until at least May 1, 2011, the Adviser has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of each Fund (excluding interest expense, offering costs, trading expenses, taxes and extraordinary expenses) from exceeding 0.55% (with respect to Market Vectors Environmental Services ETF), 0.65% (with respect to Market Vectors Gaming ETF), 0.62% (with respect to Market Vectors Russia ETF), 0.68% (with respect to Market Vectors Indonesia Index ETF), 0.71% (with respect to Market Vectors Brazil Small-Cap ETF), 0.76% (with respect to Market Vectors Poland ETF), 0.83% (with respect to Market Vectors Africa Index ETF), 0.98% (with respect to Market Vectors Gulf States Index ETF) and 0.97% (with respect to Market Vectors Vietnam ETF) of its average daily net assets per year. Offering costs excluded from the expense caps are: (a) legal fees pertaining to a Fund’s Shares offered for sale; (b) SEC and state registration fees; and (c) initial fees paid for Shares of a Fund to be listed on an exchange.

Each Fund is responsible for all of its expenses, including the investment advisory fees, costs of transfer agency, custody, legal, audit and other services, interest, taxes, any distribution fees or expenses, offering fees or expenses and extraordinary expenses.

Administrator, Custodian and Transfer Agent. Van Eck Associates Corporation is the administrator for the Funds (the “Administrator”), and The Bank of New York Mellon is the custodian of the Funds’ assets and provides transfer agency and fund accounting services to the Funds. The Administrator is responsible for certain clerical, recordkeeping and/or bookkeeping services which are provided pursuant to the Investment Management Agreement.

Distributor. Van Eck Securities Corporation is the distributor of the Shares. The Distributor will not distribute Shares in less than Creation Units, and does not maintain a secondary market in the Shares. As noted in the section entitled “Shareholder Information—Buying and Selling Exchange-Traded Shares,” the Shares are traded in the secondary market.

PORTFOLIO MANAGERS

The portfolio managers who currently share joint responsibility for the day-to-day management of each Fund’s portfolio are Hao-Hung (Peter) Liao and George Cao. Mr. Liao has been employed by the Adviser since the summer of 2004. Mr. Liao also serves as a portfolio manager for certain other investment companies advised by the Adviser. Mr. Cao has been employed by the Adviser since December 2007. Prior to joining the Adviser, he served as a Senior Finance Associate followed by Controller of Operations Administrations Division and Corporate Safety for United Airlines. He also served as a Management Consultant to PricewaterhouseCoopers LLP as well as a Financial Analyst for SAM Distribution Co. Ltd. See the Funds’ SAI for additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and their respective ownership of Shares of each Fund.

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ADDITIONAL INFORMATION ABOUT THE FUNDS’ INVESTMENT STRATEGIES AND RISKS (continued)

SHAREHOLDER INFORMATION

DETERMINATION OF NAV

The NAV per Share for each Fund is computed by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of Shares outstanding. Expenses and fees, including the management fee, are accrued daily and taken into account for purposes of determining NAV. The NAV of each Fund is determined each business day as of the close of trading (ordinarily 4:00 p.m. Eastern time) on the New York Stock Exchange (“NYSE”). Any assets or liabilities denominated in currencies other than the U.S. dollar are converted into U.S. dollars at the current market rates on the date of valuation as quoted by one or more sources.

The values of each Fund’s portfolio securities are based on the securities’ closing prices on local markets when available. If a security’s market price is not readily available or does not otherwise accurately reflect the market value of the security at the time a Fund calculates its NAV, the security will be valued by another method that the Adviser believes will better reflect the security’s market value in accordance with the Trust’s valuation policies and procedures approved by the Board of Trustees. Each Fund may use fair value pricing in a variety of circumstances, including but not limited to, situations when the value of a security in the Fund’s portfolio has been materially affected by events occurring after the close of the market on which the security is principally traded (such as a corporate action or other news that may materially affect the price of a security) or trading in a security has been suspended or halted. In addition, each Fund that holds foreign equity securities currently expects that it will fair value most or all of such securities held by the Fund each day the Fund calculates its NAV. Accordingly, a Fund’s NAV is expected to reflect certain portfolio securities’ fair values rather than their market prices at the time the exchanges on which they principally trade close. Fair value pricing involves subjective judgments and it is possible that a fair value determination for a security is materially different than the value that could be realized upon the sale of the security. In addition, fair value pricing could result in a difference between the prices used to calculate a Fund’s NAV and the prices used by such Fund’s Index. This may adversely affect a Fund’s ability to track its Index. With respect to securities that are primarily listed on foreign exchanges, the value of a Fund’s portfolio securities may change on days when you will not be able to purchase or sell your Shares.

BUYING AND SELLING EXCHANGE-TRADED SHARES

The Shares of the Funds are listed on NYSE Arca. If you buy or sell Shares in the secondary market, you will incur customary brokerage commissions and charges and may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction. In times of severe market disruption or low trading volume in a Fund’s Shares, this spread can increase significantly. It is anticipated that the Shares will trade in the secondary market at prices that may differ to varying degrees from the NAV of the Shares. Given, however, that Shares can be created and redeemed daily in Creation Units, the Adviser believes that large discounts and premiums to NAV should not be sustained for very long.

The Depository Trust Company (“DTC”) serves as securities depository for the Shares. (The Shares may be held only in book-entry form; stock certificates will not be issued.) DTC, or its nominee, is the record or registered owner of all outstanding Shares. Beneficial ownership of Shares will be shown on the records of DTC or its participants (described below). Beneficial owners of Shares are not entitled to have Shares registered in their names, will not receive or be entitled to receive physical delivery of certificates in definitive form and are not considered the registered holder thereof. Accordingly, to exercise any rights of a holder of Shares, each beneficial owner must rely on the procedures of: (i) DTC; (ii) “DTC Participants,” i.e., securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC; and (iii) “Indirect Participants,” i.e., brokers, dealers, banks and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly, through which such beneficial owner holds its interests. The Trust understands that under existing industry practice, in the event the Trust requests any action of holders of Shares, or a beneficial owner desires to take any action that DTC, as the record owner of all outstanding Shares, is entitled to take, DTC would authorize the DTC Participants to take such action and that the DTC Participants would authorize the Indirect Participants and beneficial owners acting through such DTC Participants to take such action and would otherwise act upon the instructions of beneficial owners owning through them. As described above, the Trust recognizes DTC or its nominee as the owner of all Shares for all purposes. For more information, see the section entitled “Book Entry Only System” in the Funds’ SAI.

Market Timing and Related Matters. The Funds impose no restrictions on the frequency of purchases and redemptions. The Board of Trustees considered the nature of each Fund (i.e., a fund whose shares are expected to trade intra-day), that each Fund fair values all or a substantial portion of its securities, that the Adviser monitors the trading activity of authorized participants for patterns of abusive trading, and that the Funds reserve the right to reject orders that may be disruptive to the management of or otherwise not in the Funds’ best interests. Given this structure, the Board of Trustees determined that it is not necessary to impose restrictions on the frequency of purchases and redemptions for the Funds at the present time.

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DISTRIBUTIONS

Net Investment Income and Capital Gains. As a shareholder of a Fund, you are entitled to your share of such Fund’s distributions of net investment income and net realized capital gains on its investments. Each Fund pays out substantially all of its net earnings to its shareholders as “distributions.”

Each Fund typically earns income dividends from stocks and interest from debt securities. These amounts, net of expenses, are typically passed along to Fund shareholders as dividends from net investment income. Each Fund realizes capital gains or losses whenever it sells securities. Net capital gains are distributed to shareholders as “capital gain distributions.”

Net investment income and net capital gains are typically distributed to shareholders at least annually. Dividends may be declared and paid more frequently to improve index tracking or to comply with the distribution requirements of the Internal Revenue Code. In addition, a Fund may determine to distribute at least annually amounts representing the full dividend yield net of expenses on the underlying investment securities, as if the Fund owned the underlying investment securities for the entire dividend period, in which case some portion of each distribution may result in a return of capital, which, for tax purposes, is treated as a return on your investment in Shares. You will be notified regarding the portion of the distribution which represents a return of capital.

Distributions in cash may be reinvested automatically in additional Shares of a Fund only if the broker through which you purchased Shares makes such option available.

TAX INFORMATION

As with any investment, you should consider how your Fund investment will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in a Fund, including the possible application of foreign, state and local taxes. Unless your investment in a Fund is through a tax-exempt entity or tax-deferred retirement account, such as a 401(k) plan, you need to be aware of the possible tax consequences when: (i) the Fund makes distributions, (ii) you sell Shares in the secondary market or (iii) you create or redeem Creation Units.

Taxes on Distributions. As noted above, each Fund expects to distribute net investment income at least annually, and any net realized long-term or short-term capital gains annually. Each Fund may also pay a special distribution at any time to comply with U.S. federal tax requirements.

In general, your distributions are subject to U.S. federal income tax when they are paid, whether you take them in cash or reinvest them in a Fund. Distributions of net investment income are generally taxable as ordinary income. Taxes on distributions of capital gains are determined by how long a Fund owned the investments that generated them, rather than how long you have owned your Shares. Distributions of net short-term capital gains in excess of net long—term capital losses, if any, are generally taxable as ordinary income. Distributions of net long-term capital gains in excess of net short-term capital losses, if any, that are properly designated as capital gain dividends are generally taxable as long- term capital gains. Long-term capital gains of non-corporate shareholders are taxable at a maximum rate of 15%. Absent further legislation, the maximum tax rate on long-term capital gains of non-corporate shareholders will return to 20% for taxable years beginning after December 31, 2010.

For taxable years beginning before January 1, 2011, the Funds may receive dividends, the distribution of which the Fund may designate as qualified dividends. In the event that a Fund receives such a dividend and designates the distribution of such dividend as a qualified dividend, the dividend may be taxed at the maximum capital gains rate, provided holding period and other requirements are met at both the shareholder and the Fund level.

Distributions in excess of a Fund’s current and accumulated earnings and profits are treated as a tax-free return of your investment to the extent of your basis in the Shares, and generally as capital gain thereafter. A return of capital, which for tax purposes is treated as a return of your investment, reduces your basis in Shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition of Shares. A distribution will reduce a Fund’s NAV per Share and may be taxable to you as ordinary income or capital gain even though, from an economic standpoint, the distribution may constitute a return of capital.

Dividends, interest and gains from non-U.S. investments of a Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may, in some cases, reduce or eliminate such taxes.

If more than 50% of a Fund’s total assets at the end of its taxable year consist of foreign securities, the Fund may elect to “pass through” to its investors certain foreign income taxes paid by the Fund, with the result that each investor will (i) include in gross income, as an additional dividend, even though not actually received, the investor’s pro rata share of the Fund’s foreign income taxes, and (ii) either deduct (in calculating U.S. taxable income) or credit (in calculating U.S. federal income), subject to certain limitations, the investor’s pro rata share of the Fund’s foreign income taxes. It is expected that more than 50% of each Fund’s assets will consist of foreign securities.

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ADDITIONAL INFORMATION ABOUT THE FUNDS’ INVESTMENT STRATEGIES AND RISKS (continued)

If you are not a citizen or resident alien of the United States, a Fund’s ordinary income dividends (which include distributions of net short-term capital gains) will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies or unless such income is effectively connected with a U.S. trade or business. Furthermore, for taxable years beginning before January 1, 2010 (or a later date if extended by the U.S. Congress), a Fund may, under certain circumstances, designate all or a portion of a dividend as an “interest related dividend” or a “short-term capital gain dividend.” An interest-related dividend that is received by a nonresident alien or foreign entity generally would be exempt from the 30% U.S. withholding tax, provided certain other requirements are met. A short term capital gain dividend that is received by a nonresident alien or foreign entity generally would be exempt from the 30% U.S. withholding tax, unless the foreign person is a nonresident alien individual present in the United States for a period or periods aggregating 183 days or more during the taxable year. The Funds do not expect to pay significant amounts of interest related dividends. Each Fund may also determine to not make designations of any interest related dividends or short-term capital gain dividends, which would result in withholding on such distributions. Nonresident shareholders are urged to consult their own tax advisers concerning the applicability of the U.S. withholding tax.

Each Fund may be required to withhold a percentage of your distributions and proceeds if you have not provided a taxpayer identification number or social security number or otherwise established a basis for exemption from backup withholding. The backup withholding rate for individuals is currently 28%. This is not an additional tax and may be refunded, or credited against your U.S. federal income tax liability, provided certain required information is furnished to the Internal Revenue Service.

Taxes on the Sale or Cash Redemption of Exchange Listed Shares. Currently, any capital gain or loss realized upon a sale of Shares is generally treated as long term capital gain or loss if the Shares have been held for more than one year and as a short term capital gain or loss if held for one year or less. However, any capital loss on a sale of Shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such Shares. The ability to deduct capital losses may be limited. A redemption of a shareholder’s Fund Shares for cash is normally treated as a sale for tax purposes.

Taxes on Creations and Redemptions of Creation Units. A person who exchanges securities for Creation Units generally will recognize a gain or loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time of exchange and the sum of the exchanger’s aggregate basis in the securities surrendered and the amount of any cash paid for such Creation Units. A person who exchanges Creation Units for securities will generally recognize a gain or loss equal to the difference between the exchanger’s basis in the Creation Units and the sum of the aggregate market value of the securities received. The Internal Revenue Service, however, may assert that a loss realized upon an exchange of primarily securities for Creation Units cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position. Persons exchanging securities for Creation Units or redeeming Creation Units should consult their own tax adviser with respect to whether wash sale rules apply and when a loss might be deductible and the tax treatment of any creation or redemption transaction.

Under current U.S. federal income tax laws, any capital gain or loss realized upon a redemption (or creation) of Creation Units is generally treated as long-term capital gain or loss if the Shares (or securities surrendered) have been held for more than one year and as a short-term capital gain or loss if the Shares (or securities surrendered) have been held for one year or less.

If you create or redeem Creation Units, you will be sent a confirmation statement showing how many Shares you created or sold and at what price.

The foregoing discussion summarizes some of the consequences under current U.S. federal income tax law of an investment in a Fund. It is not a substitute for personal tax advice. Consult your own tax advisor about the potential tax consequences of an investment in a Fund under all applicable tax laws.

INDEX PROVIDERS

The Africa Titans 50 Index and GCC Titans 40 Index are published by Dow Jones Indexes (“Dow Jones”). The Environmental Services Index is published by NYSE Euronext. The Gaming Index is published by Stowe Global Indexes LLC (“Stowe”). The Brazil Small-Cap Index, Indonesia Index, Poland Index and Vietnam Index are published by 4asset- management GmbH (“4asset”). The Russia+ Index is published by Deutsche Börse AG.

Dow Jones, NYSE Euronext, Stowe, 4asset and Deutsche Börse AG are referred to herein as the “Index Providers.” The Index Providers do not sponsor, endorse, or promote the Funds and bear no liability with respect to the Funds or any security.

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DOW JONES AFRICA TITANS 50 INDEXSM

The Africa Titans 50 Index is a rules based index intended to give investors a means of tracking the overall performance of companies that are domiciled in Africa, primarily listed on an exchange in Africa, or that generate at least 50% of their revenues in Africa. The Africa Titans 50 Index is a modified capitalization weighted, float adjusted index comprised of publicly traded companies headquartered in Africa and companies generating the majority of their revenues in Africa.

Constituent stocks of the Africa Titans 50 Index must have a market capitalization of greater than $200 million on a rebalancing date to be added to the Africa Titans 50 Index. Stocks whose market capitalizations fall below $100 million as of any rebalancing date will be deleted from the Africa Titans 50 Index. Stocks must have a twelve-month average daily turnover greater than $1 million to be included in the Africa Titans 50 Index. Only shares that trade on a recognized domestic or international stock exchange may qualify (e.g., National Stock Market stocks must be “reported securities” under Rule 11Aa3-1 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Similar criteria and standards apply to stocks with foreign listings.)

As of March 31, 2010, the Africa Titans 50 Index included 50 securities of companies with a market capitalization range of between approximately $187.0 million and $5.0 billion and an average market capitalization of $1.7 billion.

The Africa Titans 50 Index is calculated and maintained by Dow Jones. Index values are calculated between the hours of approximately 6:00 p.m. (New York time) and 5:59 p.m. (New York time) Sunday through Friday. Index values are disseminated every 15 seconds.

The Africa Titans 50 Index is calculated using a capitalization weighting methodology, adjusted for float, which is modified so as to ensure compliance with the diversification requirements of Subchapter M of the Internal Revenue Code. The Africa Titans 50 Index is reconstituted annually, at the close of business on the third Friday of each June, and companies are added and/or deleted based upon the Africa Titans 50 Index eligibility criteria. Companies with recent stock exchange listings, i.e., recent initial public offerings, may be added to the Africa Titans 50 Index on any quarterly rebalancing date, provided the companies meet all eligibility criteria and have been trading for more than 10 trading days. The share weights of the Africa Titans 50 Index components are adjusted on each quarterly rebalancing date.

Rebalancing data, including constituent weights and related information, is posted on the Index’s web site prior to the start of trading on the first business day following the third Friday of the calendar quarter. A press announcement identifying additions and deletions to the Africa Titans 50 Index is issued on the Wednesday prior to a rebalancing date. Share weights of the constituents remain constant between quarters except in the event of certain types of corporate actions, including stock splits and reverse stock splits.

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MARKET VECTORS BRAZIL SMALL-CAP INDEX

The Brazil Small-Cap Index is a rules based, modified capitalization weighted, float adjusted index intended to give investors a means of tracking the overall performance of publicly traded small-cap companies that are domiciled and primarily listed on an exchange in Brazil or that generate at least 50% of their revenues in Brazil. In exceptional cases, companies with less than 50% of their revenues derived from Brazil may be eligible for inclusion in the Brazil Small-Cap Index.

Constituent stocks of the Brazil Small-Cap Index must have a market capitalization of greater than $150 million on a rebalancing date to be eligible for the Brazil Small-Cap Index. Stocks whose market capitalizations fall below $75 million as of any rebalancing date will no longer be eligible for the Brazil Small-Cap Index. Stocks must have a three-month average daily trading volume value of at least $1 million to be eligible for the Brazil Small-Cap Index and issuers of such stocks must have traded at least 250,000 shares each month over the last six months. Only shares that trade on a recognized domestic or international stock exchange may qualify (e.g., National Stock Market stocks must be “reported securities” under 11Aa3-1 of the Exchange Act. Similar criteria and standards apply to stocks with foreign listings).

As of March 31, 2010, the Brazil Small-Cap Index included 62 securities if companies with a market capitalization range of between approximately $420 million and $3.3 billion and an average market capitalization of $1.3 billion.

The Brazil Small-Cap Index is calculated and maintained by Structured Solutions AG on behalf of 4asset. 4asset is not affiliated with Market Vectors Brazil Small-Cap ETF. Index values are calculated daily and are distributed over the Consolidated Tape Association’s Network B between the hours of approximately 7:00 p.m. (New York time) and 6:15 p.m. (New York time) (except from 7:00 p.m. (New York time) Friday through 6:15 p.m. (New York time) Sunday). Index values are disseminated every 15 seconds.

The Brazil Small-Cap Index is calculated using a capitalization weighting methodology, adjusted for float, which is modified so as to ensure compliance with the diversification requirements of Subchapter M of the Internal Revenue Code. The Brazil Small-Cap Index is reconstituted quarterly, at the close of business on the third Friday in a quarter-end month (i.e., March, June, September and December) and companies are added and/or deleted based upon the Brazil Small-Cap Index eligibility criteria. Companies with recent stock exchange listings, i.e., recent initial public offerings, may be added to the Brazil Small-Cap Index on a quarterly basis, provided the companies meet all eligibility criteria and have been trading for more than 10 trading days. The share weights of the Brazil Small-Cap Index components are adjusted also on a quarterly basis (every third Friday in a quarter-end month).

Rebalancing data, including constituent weights and related information, is posted on the Index’s web site prior to the start of trading on the first business day following the third Friday of the calendar quarter. A press announcement identifying additions and deletions to the Brazil Small-Cap Index is issued on the Wednesday prior to a rebalancing date. Share weights of the constituents remain constant between quarters except in the event of certain types of corporate actions, including stock splits and reverse stock splits.

44

NYSE ARCA ENVIRONMENTAL SERVICES INDEX

The Environmental Services Index is a modified equal dollar weighted index comprised of publicly traded companies that engage in business activities that may benefit from the global increase in demand for consumer waste disposal, removal and storage of industrial by-products, and the management of associated resources. The Environmental Services Index includes common stocks and ADRs of selected companies that are involved in management, removal and storage of consumer waste and industrial by-products and related environmental services, including waste collection, transfer and disposal services, recycling services, soil remediation, wastewater management and environmental consulting services, and that are listed for trading on the NYSE or quoted on the NASDAQ Global Market (“NASDAQ”). Only companies with a market capitalization greater than $100 million and a three-month trading price greater than $3.00 that have a daily average traded volume of at least $1 million over the past three months are eligible for inclusion in the Environmental Services Index.

As of March 31, 2010, the Environmental Services Index included 21 securities of companies with a market capitalization range of between approximately $122.43 million and $17.06 billion and an average market capitalization of $3.24 billion.

The Environmental Services Index is weighted based on the market capitalization of each of the component securities, which are applied in conjunction with the scheduled quarterly adjustments to the Environmental Services Index:

(1)	the top four components, ranked by market capitalization, are equally weighted to collectively represent 40% of the Environmental Services Index by weight;

(2)	the bottom five components, ranked by market capitalization, are equally weighted to collectively represent 10% of the Environmental Services Index by weight; and

(3)	the remaining components are equally weighted to collectively to represent 50% of the Environmental Services Index.

The Environmental Services Index is reviewed quarterly so that the Environmental Services Index components continue to represent the universe of companies involved in the environmental services industry. NYSE Euronext may at any time and from time to time change the number of securities comprising the group by adding or deleting one or more securities, or replacing one more securities contained in the group with one or more substitute securities of its choice, if in the NYSE Euronext’s discretion such addition, deletion or substitution is necessary or appropriate to maintain the quality and/or character of the Environmental Services Index. Changes to the Environmental Services Index compositions and/or the component share weights in the Environmental Services Index typically take effect after the close of trading on the third Friday of each calendar quarter month in connection with the quarterly index rebalance.

45

S-NETWORK GLOBAL GAMING INDEXSM

The Gaming Index is a rules based index intended to give investors a means of tracking the overall performance of a global universe of listed companies engaged in the global gaming industry. The Gaming Index is a modified capitalization weighted, float adjusted index comprised of publicly traded companies engaged in casino operations, race track operations, sports and horse race betting operations, online gaming operations and/or the provision of related equipment and technologies. The Gaming Index strives to include all companies worldwide that are principally engaged (derive greater than 50% of revenues from applicable sources) in the gaming industry, including resort facilities related to casino operations.

Constituent stocks of the Gaming Index must have a market capitalization of greater than $200 million on a rebalancing date to be added to the Gaming Index. Stocks whose market capitalizations fall below $100 million as of any rebalancing date will be deleted from the Gaming Index. Stocks must have a three month average daily turnover greater than $1 million to be included in the Gaming Index. Only shares that trade on a recognized domestic or international stock exchange may qualify (e.g., National Stock Market stocks must be “reported securities” under Rule 11Aa3-1 of the Exchange Act. Similar criteria and standards apply to stocks with foreign listings).

As of March 31, 2010, the Gaming Index included 57 securities of companies with a market capitalization range of between approximately $252.43 million and $13.97 billion and an average market capitalization of $2.67 billion.

The Gaming Index is calculated and maintained by Standard & Poor’s Custom Indices on behalf of Stowe. Index values are calculated daily, except Saturdays and Sundays, and are distributed over the Consolidated Tape Association’s Network B between the hours of approximately 9:30 a.m. and 4:15 p.m. (New York time). Index values are disseminated every 15 seconds.

The Gaming Index is calculated using a capitalization weighting methodology, adjusted for float, which is modified so as to ensure compliance with the diversification requirements of Subchapter M of the Internal Revenue Code. The Gaming Index is reconstituted quarterly, at the close of business on the third Friday of each calendar quarter, and companies are added and/or deleted based upon the Gaming Index eligibility criteria. Companies with recent stock exchange listings, i.e., recent initial public offerings, may be added to the Gaming Index on any rebalancing date, provided the companies meet all eligibility criteria and have been trading for more than 22 trading days. The share weights of the Gaming Index components are adjusted on each rebalancing date.

Rebalancing data, including constituent weights and related information, is posted on the Gaming Index’s web site prior to the start of trading on the first business day following the third Friday of the calendar quarter. A press announcement identifying additions and deletions to the Gaming Index is issued on the Wednesday prior to a rebalancing date. Share weights of the constituents remain constant between quarters except in the event of certain types of corporate actions, including stock splits and reverse stock splits. Share weights of the Gaming Index are not adjusted between rebalancing dates for shares issued or shares repurchased.

46

DOW JONES GCC TITANS 40 INDEXSM

The GCC Titans 40 Index is a rules based index intended to give investors a means of tracking the overall performance of companies either domiciled in countries belonging to the GCC, primarily listed on an exchange in countries belonging to the GCC, or generating at least 50% of their revenues in countries belonging to the GCC. The GCC Titans 40 Index is a modified capitalization weighted, float adjusted index comprised of publicly traded companies headquartered in the GCC, i.e., in Bahrain, Kuwait, Oman, Qatar, UAE and Saudi Arabia (if new countries are approved to the GCC, they will also be added to the GCC Titans 40 Index) and companies generating the majority of their revenues in Bahrain, Kuwait, Oman, Qatar, UAE and Saudi Arabia (these markets have to be open for foreign investment in order to be eligible).

Constituent stocks of the GCC Titans 40 Index must have a market capitalization of greater than $100 million on a rebalancing date to be added to the GCC Titans 40 Index. Stocks whose market capitalizations fall below $75 million as of any rebalancing date will be deleted from the GCC Titans 40 Index. Stocks must have a twelve-month average daily turnover greater than $1 million to be included in the GCC Titans 40 Index. Only shares that trade on a recognized domestic or international stock exchange may qualify (e.g., National Stock Market stocks must be “reported securities” under Rule 11Aa3-1 of the Exchange Act. Similar criteria and standards apply to stocks with foreign listings).

As of March 31, 2010, the GCC Titans 40 Index included 40 securities of companies with a market capitalization range of between approximately $236.5 million and $4.0 billion and an average market capitalization of $1.3 billion.

The GCC Titans 40 Index is calculated and maintained by Dow Jones. Index values are calculated between the hours of approximately 6:00 p.m. (New York time) and 5:59 p.m. (New York time) Sunday through Friday. Index values are disseminated every 15 seconds.

The GCC Titans 40 Index is calculated using a capitalization weighting methodology, adjusted for float, which is modified so as to ensure compliance with the diversification requirements of Subchapter M of the Internal Revenue Code. The GCC Titans 40 Index is reconstituted annually, at the close of business on the third Thursday of each June, and companies are added and/or deleted based upon the GCC Titans 40 Index eligibility criteria. Companies with recent stock exchange listings, i.e., recent initial public offerings, may be added to the GCC Titans 40 Index on any quarterly rebalancing date, provided the companies meet all eligibility criteria and have been trading for more than 10 trading days. The share weights of the GCC Titans 40 Index components are adjusted on each quarterly rebalancing date.

Rebalancing data, including constituent weights and related information, is posted on the Index’s web site prior to the start of trading on the first business day following the third Wednesday of the calendar quarter. A press announcement identifying additions and deletions to the GCC Titans 40 Index is issued on the Tuesday prior to a rebalancing date. Share weights of the constituents remain constant between quarters except in the event of certain types of corporate actions, including stock splits and reverse stock splits.

47

MARKET VECTORS INDONESIA INDEX

The Indonesia Index is a rules based index intended to give investors a means of tracking the overall performance of publicly traded companies that are domiciled and primarily listed on an exchange in Indonesia or that generate at least 50% of their revenues in Indonesia. The Indonesia Index is a modified capitalization weighted, float adjusted index comprised of publicly traded companies that are domiciled and primarily listed on an exchange in Indonesia or that generate at least 50% of their revenues in Indonesia. In exceptional cases, companies with less than 50% of their revenues derived from Indonesia may be eligible for inclusion in the Indonesia Index.

Constituent stocks of the Indonesia Index must have a market capitalization of greater than $150 million on a rebalancing date to be eligible for the Indonesia Index. Stocks whose market capitalizations fall below $100 million as of any rebalancing date will no longer be eligible for the Indonesia Index. Stocks must have a three month average daily trading volume value of at least $1 million to be eligible for the Indonesia Index and issuers of such stocks must have traded at least 250,000 shares each month over the last six months. Only shares that trade on a recognized domestic or international stock exchange may qualify (e.g., National Stock Market stocks must be “reported securities” under Rule 11Aa3-1 of the Exchange Act. Similar criteria and standards apply to stocks with foreign listings).

As of March 31, 2010, the Indonesia Index included 29 securities of companies with a market capitalization range of between approximately $750 million and $18.6 billion and an average market capitalization of $6.0 billion.

The Indonesia Index is calculated and maintained by Structured Solutions AG on behalf of 4asset. 4asset is not affiliated with Market Vectors Indonesia Index ETF. Index values are calculated daily and are distributed over the Consolidated Tape Association’s Network B between the hours of approximately 7:00 p.m. (New York time) and 6:15 p.m. (New York time) (except from 7:00 p.m. (New York time) Friday through 6:15 p.m. (New York time) Sunday). Index values are disseminated every 15 seconds.

The Indonesia Index is calculated using a capitalization weighting methodology, adjusted for float, which is modified so as to ensure compliance with the diversification requirements of Subchapter M of the Internal Revenue Code. The Indonesia Index is reconstituted quarterly, at the close of business on the third Friday in a quarter end month (i.e., March, June, September and December) and companies are added and/or deleted based upon the Indonesia Index eligibility criteria. Companies with recent stock exchange listings, i.e., recent initial public offerings, may be added to the Indonesia Index on a quarterly basis, provided the companies meet all eligibility criteria and have been trading for more than 10 trading days. The share weights of the Indonesia Index components are adjusted also on a quarterly basis (every third Friday in a quarter end month).

Rebalancing data, including constituent weights and related information, is posted on 4asset’s web site prior to the start of trading on the first business day following the third Friday of the calendar quarter. A press announcement identifying additions and deletions to the Indonesia Index is issued on the Wednesday prior to a rebalancing date. Share weights of the constituents remain constant between quarters except in the event of certain types of corporate actions, including stock splits and reverse stock splits.

48

MARKET VECTORS POLAND INDEX

The Poland Index is a rules based, modified capitalization weighted, float adjusted index intended to give investors a means of tracking the overall performance of publicly traded companies that are domiciled and primarily listed on an exchange in Poland or that generate at least 50% of their revenues in Poland. In exceptional cases, companies with less than 50% of their revenues derived from Poland may be eligible for inclusion in the Poland Index.

Constituent stocks of the Poland Index must have a market capitalization of greater than $150 million on a rebalancing date to be eligible for the Poland Index. Stocks whose market capitalizations fall below $75 million as of any rebalancing date will no longer be eligible for the Poland Index. Stocks must have a three-month average daily trading volume value of at least $1 million to be eligible for the Poland Index and issuers of such stocks must have traded at least 25,000 shares each month over the last six months. Only shares that trade on a recognized domestic or international stock exchange may qualify (e.g., National Stock Market stocks must be “reported securities” under Rule 11Aa3-1 of the Securities Exchange Act of 1934, as amended. Similar criteria and standards apply to stocks with foreign listings).

As of March 31, 2010, the Poland Index included 27 securities of companies with a market capitalization range of between approximately $430 million and $17.5 billion and an average market capitalization of $4.2 billion.

The Poland Index is calculated and maintained by Structured Solutions AG on behalf of 4asset. 4asset is not affiliated with Market Vectors Poland ETF. Poland Index values are calculated daily and are disseminated every 60 seconds between the hours of approximately 9:30 a.m. and 4:15 p.m. (Eastern time). The Poland Index is calculated using a capitalization weighting methodology, adjusted for float, which is modified so as to ensure compliance with the diversification requirements of Subchapter M of the Internal Revenue Code. The Poland Index is reconstituted quarterly, at the close of business on the third Friday in a quarter-end month (i.e., March, June, September and December) and companies are added and/or deleted based upon the Poland Index eligibility criteria. Companies with recent stock exchange listings, i.e., recent initial public offerings, may be added to the Poland Index on a quarterly basis, provided the companies meet all eligibility criteria and have been trading for more than 10 trading days. The share weights of the Poland Index components are adjusted also on a quarterly basis (every third Friday in a quarter-end month).

Rebalancing data, including constituent weights and related information, is posted on 4asset’s web site prior to the start of trading on the first business day following the third Friday of the calendar quarter. A press announcement identifying additions and deletions to the Poland Index is issued on the Wednesday prior to a rebalancing date. Share weights of the constituents remain constant between quarters except in the event of certain types of corporate actions, including stock splits and reverse stock splits.

49

DAXGLOBAL® RUSSIA+ INDEX

The Russia+ Index is intended to give investors an efficient, modified market capitalization weighted investment designed to track the movements of certain depositary receipts and stocks of publicly traded companies that are domiciled in Russia and traded in Russia and on leading global exchanges. Russia’s major industries include oil and gas exploration and production, telecommunication, steel production, mining and electricity generation. The Russia+ Index is a modified market capitalization weighted index comprised of publicly traded companies that are domiciled in Russia. The Russia+ Index divisor was initially determined to yield a benchmark value of 100.00 at the close of trading on December 28, 2001. The Russia+ Index is calculated and maintained by Deutsche Börse AG. The value of the Russia+ Index is disseminated every 15 seconds over the Consolidated Tape Association’s Network B between the hours of approximately 9:30 a.m. and 4:15 p.m. (New York time). The Russia+ Index includes securities of selected companies that are domiciled in Russia that are listed for trading on exchanges. Only companies with market capitalizations greater than $180 million that have a worldwide average daily trading value of at least $1.2 million (over the past six months as well as over each of the past two months) and have maintained a monthly aggregated trading volume of 300,000 shares over each of the past six months are eligible for inclusion in the Russia+ Index. For companies already included in the Russia+ Index, the market capitalization need only be greater than $120 million, while the average trading volume must be at least $800,000. The average daily trading value needs to be greater than $0.8 million (over the past six months) while the average daily value traded criteria for each of the last two months is not applied for companies already included in the Russia+ Index.

As of March 31, 2010, the Russia+ Index included 43 securities of companies with a market capitalization range of between approximately $545.3 million and $138.0 billion and an average market capitalization of $17.4 billion.

The Russia+ Index is calculated using a modified market capitalization weighting methodology. The Russia+ Index is weighted based on the market capitalization of each of the component stocks, modified to conform to the following asset diversification requirements, which are applied in conjunction with the scheduled quarterly adjustments to the Russia+ Index:

(1)	the weight of any single component stock may not account for more than 25% of the total value of the Russia+ Index;

(2)

the component stocks are split into two subgroups large and small, which are ranked by market capitalization weight in the Russia+ Index. Large stocks are defined as having a Russia+ Index weight greater than or equal to 5%. Small stocks are defined as having a Russia+ Index weight below 5%; and

(3)	the aggregate weight of those component stocks which individually represent more than 5.0% of the total value of the Russia+ Index may not account for more than 40% of the total Russia+ Index value.

The universe of potential securities eligible for inclusion in the Russia+ Index will be reviewed semiannually (generally, the third Friday of March and September) so that the Russia+ Index components continue to represent the universe of all relevant sub-sectors. Deutsche Börse AG may at any time and from time to time change the number of stocks comprising the group by adding or deleting one or more stocks, or replace one or more stocks contained in the group with one or more substitute stocks of its choice, if in Deutsche Börse AG’s discretion such addition, deletion or substitution is necessary or appropriate to maintain the quality and/or character of the Russia+ Index. Changes to the Russia+ Index compositions and/or the component share weights in the Russia+ Index typically take effect after the close of trading on the third Friday of each calendar quarter month in connection with the quarterly index rebalance.

50

MARKET VECTORS VIETNAM INDEX

The Vietnam Index is a rules based, modified capitalization weighted, float adjusted index intended to give investors exposure to Vietnam. As of April 14, 2010, approximately 70% of the market capitalization of the Vietnam Index was composed of securities of companies which are domiciled in Vietnam and primarily listed on an exchange in Vietnam and which generate at least 50% of their revenues from Vietnam. The remaining securities included in the Vietnam Index consist of companies that generate at least 50% of their revenues from Vietnam, (ii) are expected to generate at least 50% of their revenues from Vietnam or (iii) demonstrate a significant and/or dominant position in the Vietnamese market and are expected to grow. While initially 70% of the market capitalization of the Vietnam Index is expected to be composed of securities of companies which are domiciled in Vietnam and primarily listed on an exchange in Vietnam and which generate at least 50% of their revenues from Vietnam, this percentage is expected to increase in the future.

Constituent stocks of the Vietnam Index must have a market capitalization of greater than $150 million on a rebalancing date to be eligible for the Vietnam Index. Stocks whose market capitalizations fall below $75 million as of any rebalancing date will no longer be eligible for the Vietnam Index. Stocks must have a three-month average daily turnover greater than $1 million to be eligible for the Vietnam Index. Only shares that trade on a recognized domestic or international stock exchange may qualify (e.g., National Stock Market stocks must be “reported securities” under Rule 11Aa3-1 of the Exchange Act. Similar criteria and standards apply to stocks with foreign listings).

As of March 31, 2010, the Vietnam Index included 32 securities of companies with a market capitalization range of between approximately $190 million and $5.2 billion and an average market capitalization of $3.7 billion.

The Vietnam Index is calculated and maintained by Structured Solutions AG on behalf of 4asset. 4asset is not affiliated with Market Vectors Vietnam ETF. Index values are calculated daily and are distributed over the Consolidated Tape Association’s Network B between the hours of approximately 7:00 p.m. and 6:15 p.m. (Eastern time) the following day, except from 7:00 p.m. Friday through 6:15 p.m. (Eastern time) Sunday. Index values are disseminated every 15 seconds.

Rebalancing data, including constituent weights and related information, is posted on the Index Provider’s web site prior to the start of trading on the first business day following the third Friday of the calendar quarter. A press announcement identifying additions and deletions to the Vietnam Index is issued on the Wednesday prior to a rebalancing date. Share weights of the constituents remain constant between quarters except in the event of certain types of corporate actions, including stock splits and reverse stock splits.

51

LICENSE AGREEMENTS AND DISCLAIMERS

The Adviser has entered into a licensing agreement with Dow Jones to use the Africa Titans 50 Index and GCC Titans 40 Index. Each of Market Vectors Africa Index ETF and Market Vectors Gulf States Index ETF is entitled to use its respective Index pursuant to a sub-licensing arrangement with the Adviser.

“Dow Jones,” “Dow Jones Africa Titans 50 IndexSM” and “Dow Jones GCC Titans 40 IndexSM” are trademarks of Dow Jones & Company, Inc. and have been licensed for use for certain purposes by the Adviser. Market Vectors Africa Index ETF and Market Vectors Gulf States Index ETF, based on the Africa Titans 50 Index and GCC Titans 40 Index, respectively, are not sponsored, endorsed, sold or promoted by Dow Jones, and Dow Jones makes no representation regarding the advisability of trading in such products.

The Share of Market Vectors Africa Index ETF and Market Vectors Gulf States Index ETF are not sponsored, endorsed, sold or promoted by Dow Jones. Dow Jones makes no representation or warranty, express or implied, to the owners of Shares of Market Vectors Africa Index ETF and/or Market Vectors Gulf States Index ETF or any member of the public regarding the advisability of trading in Market Vectors Africa Index ETF and/or Market Vectors Gulf States Index ETF. Dow Jones’ only relationship to the Adviser is the licensing of certain trademarks and trade names of Dow Jones and of the Africa Titans 50 Index and GCC Titans 40 Index, which are determined, composed and calculated by Dow Jones without regard to the Adviser or Market Vectors Africa Index ETF and Market Vectors Gulf States Index ETF. Dow Jones has no obligation to take the needs of the Adviser or the owners of Shares of Market Vectors Africa Index ETF and/or Market Vectors Gulf States Index ETF into consideration in determining, composing or calculating the Africa Titans 50 Index and GCC Titans 40 Index. Dow Jones is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Shares of Market Vectors Africa Index ETF and Market Vectors Gulf States Index ETF to be listed or in the determination or calculation of the equation by which Shares of Market Vectors Africa Index ETF and Market Vectors Gulf States Index ETF are to be converted into cash. Dow Jones has no obligation or liability in connection with the administration, marketing or trading of Market Vectors Africa Index ETF and Market Vectors Gulf States Index ETF.

DOW JONES DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE AFRICA TITANS 50 INDEX AND GCC TITANS 40 INDEX OR ANY DATA INCLUDED THEREIN AND DOW JONES SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. DOW JONES MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ADVISER, OWNERS OF SHARES OF MARKET VECTORS AFRICA INDEX ETF AND MARKET VECTORS GULF STATES INDEX ETF, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE AFRICA TITANS 50 INDEX AND GCC TITANS 40 INDEX OR ANY DATA INCLUDED THEREIN. DOW JONES MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE AFRICA TITANS 50 INDEX AND GCC TITANS 40 INDEX OR ANY DATA INCLUDED THEREIN, WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL DOW JONES HAVE ANY LIABILITY FOR ANY LOST PROFITS OR INDIRECT, PUNITIVE, SPECIAL OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN DOW JONES AND THE ADVISER.

The Adviser has entered into a licensing agreement with Archipelago Holdings Inc., an indirect wholly owned subsidiary of NYSE Euronext, to use the Environmental Services Index. Market Vectors Environmental Services ETF is entitled to use the Environmental Services Index pursuant to a sub-licensing arrangement with the Adviser.

The Environmental Services Index, a trademark of NYSE Euronext or its affiliates, is licensed for use by the Adviser in connection with Market Vectors Environmental Services ETF. NYSE Euronext neither sponsors nor endorses Market Vectors Environmental Services ETF and makes no warranty or representation as to the accuracy and/or completeness of the Environmental Services Index or results to be obtained by any person from using the Environmental Services Index in connection with trading of Market Vectors Environmental Services ETF.

THE SHARES OF MARKET VECTORS ENVIRONMENTAL SERVICES ETF ARE NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY NYSE EURONEXT. NYSE EURONEXT, AS INDEX COMPILATION AGENT (THE “INDEX COMPILATION AGENT”), MAKES NO REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE OWNERS OF SHARES OF MARKET VECTORS ENVIRONMENTAL SERVICES ETF OR ANY MEMBER OF THE PUBLIC REGARDING THE ADVISABILITY OF INVESTING IN SECURITIES GENERALLY OR IN THE SHARES OF MARKET VECTORS ENVIRONMENTAL SERVICES ETF. PARTICULARLY OR THE ABILITY OF THE INDEX IDENTIFIED HEREIN TO TRACK STOCK MARKET PERFORMANCE. NYSE EURONEXT IS THE LICENSOR OF CERTAIN TRADEMARKS, SERVICE MARKS AND TRADE NAMES, INCLUDING THE ENVIRONMENTAL SERVICES INDEX. THE ENVIRONMENTAL SERVICES INDEX IS DETERMINED, COMPOSED AND CALCULATED WITHOUT REGARD TO THE SHARES OF MARKET VECTORS ENVIRONMENTAL SERVICES ETF. THE INDEX COMPILATION AGENT IS NOT RESPONSIBLE FOR, NOR HAS IT PARTICIPATED IN, THE DETERMINATION OF THE TIMING OF, PRICES AT, OR QUANTITIES OF THE SHARES OF MARKET VECTORS ENVIRONMENTAL SERVICES ETF TO BE ISSUED OR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY WHICH THE SHARES ARE REDEEMABLE. THE INDEX COMPILATION AGENT HAS NO OBLIGATION OR LIABILITY TO OWNERS OF SHARES OF MARKET

52

VECTORS ENVIRONMENTAL SERVICES ETF IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR TRADING OF THE SHARES OF MARKET VECTORS ENVIRONMENTAL SERVICES ETF.

The Adviser has entered into a licensing agreement with Stowe to use the Gaming Index. Market Vectors Gaming ETF is entitled to use the Gaming Index pursuant to a sub-licensing arrangement with the Adviser.

THE SHARES OF MARKET VECTORS GAMING ETF ARE NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY STOWE. STOWE MAKES NO REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE OWNERS OF SHARES OF MARKET VECTORS GAMING ETF OR ANY MEMBER OF THE PUBLIC REGARDING THE ADVISABILITY OF INVESTING IN SECURITIES GENERALLY OR IN MARKET VECTORS GAMING ETF PARTICULARLY. STOWE’S ONLY RELATIONSHIP TO THE LICENSEE IS THE LICENSING OF CERTAIN SERVICE MARKS AND TRADE NAMES OF STOWE AND OF THE GAMING INDEX THAT IS DETERMINED, COMPOSED AND CALCULATED BY STOWE WITHOUT REGARD TO THE LICENSEE OR MARKET VECTORS GAMING ETF. STOWE HAS NO OBLIGATION TO TAKE THE NEEDS OF THE LICENSEE OR THE OWNERS OF SHARES OF MARKET VECTORS GAMING ETF INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE GAMING INDEX. STOWE IS NOT RESPONSIBLE FOR AND HAS NOT PARTICIPATED IN THE DETERMINATION OF THE TIMING OF, PRICES AT, OR QUANTITIES OF MARKET VECTORS GAMING ETF TO BE ISSUED OR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY WHICH MARKET VECTORS GAMING ETF IS TO BE CONVERTED INTO CASH. STOWE HAS NO OBLIGATION OR LIABILITY IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR TRADING OF MARKET VECTORS GAMING ETF.

STOWE DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE GAMING INDEX OR ANY DATA INCLUDED THEREIN AND STOWE SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. STOWE MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF SHARES OF MARKET VECTORS GAMING ETF, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE GAMING INDEX OR ANY DATA INCLUDED THEREIN. STOWE MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE GAMING INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL STOWE HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

The Shares of Market Vectors Gaming ETF are not sponsored, endorsed, sold or promoted by Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”) or its third party licensors. Neither S&P nor its third party licensors make any representation or warranty, express or implied, to the owners of Shares of Market Vectors Gaming ETF or any member of the public regarding the advisability of investing in securities generally or in the Shares of Market Vectors Gaming ETF particularly or the ability of the Gaming Index to track general stock market performance. S&P’s and its third party licensor’s only relationship to Stowe is the licensing of certain trademarks, service marks and trade names of S&P and/or its third party licensors and for the providing of calculation and maintenance services related to the Gaming Index. Neither S&P nor its third party licensors is responsible for and has not participated in the determination of the prices and amount of the Shares of Market Vectors Gaming ETF or the timing of the issuance or sale of the Shares of Market Vectors Gaming ETF or in the determination or calculation of the equation by which the Shares of Market Vectors Gaming ETF are to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Shares of Market Vectors Gaming ETF.

NEITHER S&P, ITS AFFILIATES NOR THEIR THIRD PARTY LICENSORS GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS OR COMPLETENESS OF THE GAMING INDEX OR ANY DATA INCLUDED THEREIN OR ANY COMMUNICATIONS, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATIONS (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P, ITS AFFILIATES AND THEIR THIRD PARTY LICENSORS SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS OR DELAYS THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO ITS TRADEMARKS, THE GAMING INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P, ITS AFFILIATES OR THEIR THIRD PARTY LICENSORS BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE OR CONSEQUENTIAL DAMAGES, INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY OR OTHERWISE.

Standard & Poor’s® and S&P® are registered trademarks of The McGraw-Hill Companies, Inc.; “Calculated by S&P Custom Indices” and its related stylized mark are service marks of The McGraw-Hill Companies, Inc. These marks have been licensed for use by Stowe.

The Adviser has entered into a licensing agreement with 4asset to use each of the Brazil Small-Cap Index, Indonesia Index, Poland Index and Vietnam Index. The Adviser has also granted 4asset a license to use the phrase Market Vectors in connection with each of the Brazil Small-Cap Index, Indonesia Index, Poland Index and Vietnam Index, and 4asset will pay the Adviser a

53

LICENSE AGREEMENTS AND DISCLAIMERS (continued)

share of the revenues received by 4asset from the licensing of each of the Brazil Small-Cap Index, Indonesia Index, Poland Index and Vietnam Index to a third party. Each of Market Vectors Brazil Small Cap-ETF, Market Vectors Indonesia Index ETF, Market Vectors Poland ETF and Market Vectors Vietnam ETF is entitled to use its Index pursuant to a sub- licensing arrangement with the Adviser.

The Shares of Market Vectors Brazil Small Cap-ETF, Market Vectors Indonesia Index ETF, Market Vectors Poland ETF and Market Vectors Vietnam ETF are not sponsored, endorsed, sold or promoted by 4asset. 4asset makes no representation or warranty, express or implied, to the owners of Shares of Market Vectors Brazil Small Cap-ETF, Market Vectors Indonesia Index ETF, Market Vectors Poland ETF and Market Vectors Vietnam ETF or any member of the public regarding the advisability of investing in securities generally or in the Shares of Market Vectors Brazil Small Cap-ETF, Market Vectors Indonesia Index ETF, Market Vectors Poland ETF and Market Vectors Vietnam ETF particularly or the ability of the Brazil Small-Cap Index, Indonesia Index, Poland Index and Vietnam Index to track the performance of its relative securities market. 4asset’s only relationship to the Adviser is the licensing of certain service marks and trade names and of the Brazil Small-Cap Index, Indonesia Index, Poland Index and Vietnam Index that is determined, composed and calculated by 4asset without regard to the Adviser or the Shares of Market Vectors Brazil Small Cap-ETF, Market Vectors Indonesia Index ETF, Market Vectors Poland ETF and Market Vectors Vietnam ETF. 4asset has no obligation to take the needs of the Adviser or the owners of Shares of Market Vectors Brazil Small Cap-ETF, Market Vectors Indonesia Index ETF, Market Vectors Poland ETF and Market Vectors Vietnam ETF into consideration in determining, composing or calculating the Brazil Small-Cap Index, Indonesia Index, Poland Index and Vietnam Index. 4asset is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Shares of Market Vectors Brazil Small Cap-ETF, Market Vectors Indonesia Index ETF, Market Vectors Poland ETF and Market Vectors Vietnam ETF to be issued or in the determination or calculation of the equation by which the Shares of Market Vectors Brazil Small Cap-ETF, Market Vectors Indonesia Index ETF, Market Vectors Poland ETF and Market Vectors Vietnam ETF are to be converted into cash. 4asset has no obligation or liability in connection with the administration, marketing or trading of the Shares of Market Vectors Brazil Small Cap-ETF, Market Vectors Indonesia Index ETF, Market Vectors Poland ETF and Market Vectors Vietnam ETF.

4ASSET DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE BRAZIL SMALL-CAP INDEX, INDONESIA INDEX, POLAND INDEX AND VIETNAM INDEX OR ANY DATA INCLUDED THEREIN AND 4ASSET SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. 4ASSET MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ADVISER, OWNERS OF SHARES OF MARKET VECTORS BRAZIL SMALL CAP-ETF, MARKET VECTORS INDONESIA INDEX ETF, MARKET VECTORS POLAND ETF AND MARKET VECTORS VIETNAM ETF, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE BRAZIL SMALL-CAP INDEX, INDONESIA INDEX, POLAND INDEX AND VIETNAM INDEX OR ANY DATA INCLUDED THEREIN. 4ASSET MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE BRAZIL SMALL-CAP INDEX, INDONESIA INDEX, POLAND INDEX AND VIETNAM INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL 4ASSET HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

The Shares of Market Vectors Brazil Small Cap-ETF, Market Vectors Indonesia Index ETF, Market Vectors Poland ETF and Market Vectors Vietnam ETF are not sponsored, promoted, sold or supported in any other manner by Structured Solutions AG nor does Structured Solutions AG offer any express or implicit guarantee or assurance either with regard to the results of using the Brazil Small-Cap Index, Indonesia Index, Poland Index and Vietnam Index and/or its trade mark or its price at any time or in any other respect. The Brazil Small-Cap Index, Indonesia Index, Poland Index and Vietnam Index are calculated and maintained by Structured Solutions AG. Structured Solutions AG uses its best efforts to ensure that the Brazil Small-Cap Index, Indonesia Index, Poland Index and Vietnam Index are calculated correctly. Irrespective of its obligations towards 4asset, Structured Solutions AG has no obligation to point out errors in the Brazil Small-Cap Index, Indonesia Index, Poland Index and Vietnam Index to third parties including but not limited to investors and/or financial intermediaries of Market Vectors Brazil Small Cap-ETF, Market Vectors Indonesia Index ETF, Market Vectors Poland ETF and Market Vectors Vietnam ETF. Neither publication of the Brazil Small-Cap Index, Indonesia Index, Poland Index and Vietnam Index by Structured Solutions AG nor the licensing of the Brazil Small-Cap Index, Indonesia Index, Poland Index and Vietnam Index or its trade mark for the purpose of use in connection with the Market Vectors Brazil Small Cap-ETF, Market Vectors Indonesia Index ETF, Market Vectors Poland ETF and Market Vectors Vietnam ETF constitutes a recommendation by Structured Solutions AG to invest capital in Market Vectors Brazil Small Cap-ETF, Market Vectors Indonesia Index ETF, Market Vectors Poland ETF and Market Vectors Vietnam ETF nor does it in any way represent an assurance or opinion of Structured Solutions AG with regard to any investment in Market Vectors Brazil Small Cap-ETF, Market Vectors Indonesia Index ETF, Market Vectors Poland ETF and Market Vectors Vietnam ETF. Structured Solutions AG is not responsible for fulfilling the legal requirements concerning the accuracy and completeness of Market Vectors Brazil Small Cap-ETF, Market Vectors Indonesia Index ETF, Market Vectors Poland ETF and Market Vectors Vietnam ETF’s Prospectus.

54

The Adviser has entered into a licensing agreement with Deutsche Börse AG to use the Russia+ Index. Market Vectors Russia ETF is entitled to use the Russia+ Index pursuant to a sub-licensing arrangement with the Adviser.

THE SHARES OF MARKET VECTORS RUSSIA ETF ARE NEITHER SPONSORED NOR PROMOTED, DISTRIBUTED OR IN ANY OTHER MANNER SUPPORTED BY DEUTSCHE BÖRSE AG. DEUTSCHE BÖRSE AG DOES NOT GIVE ANY EXPLICIT OR IMPLICIT WARRANTY OR REPRESENTATION, NEITHER REGARDING THE RESULTS DERIVING FROM THE USE OF THE RUSSIA+ INDEX AND/OR THE RUSSIA+ INDEX TRADEMARKS NOR REGARDING THE RUSSIA+ INDEX VALUES AT A CERTAIN POINT IN TIME OR ON A CERTAIN DATE NOR IN ANY OTHER RESPECT. THE RUSSIA+ INDEX IS CALCULATED AND PUBLISHED BY DEUTSCHE BÖRSE AG. NEVERTHELESS, AS FAR AS ADMISSIBLE UNDER STATUTORY LAW DEUTSCHE BÖRSE AG WILL NOT BE LIABLE VIS A VIS THIRD PARTIES FOR POTENTIAL ERRORS IN THE RUSSIA+ INDEX. MOREOVER, THERE IS NO OBLIGATION FOR DEUTSCHE BÖRSE AG VIS A VIS THIRD PARTIES, INCLUDING INVESTORS, TO POINT OUT POTENTIAL ERRORS IN THE RUSSIA+ INDEX.

NEITHER THE PUBLICATION OF THE RUSSIA+ INDEX BY DEUTSCHE BÖRSE AG NOR THE GRANTING OF A LICENSE REGARDING THE RUSSIA+ INDEX AS WELL AS THE RUSSIA+ INDEX TRADEMARK FOR THE UTILIZATION IN CONNECTION WITH THE FINANCIAL INSTRUMENT OR OTHER SECURITIES OR FINANCIAL PRODUCTS, WHICH DERIVED FROM THE RUSSIA+ INDEX, REPRESENT A RECOMMENDATION BY DEUTSCHE BÖRSE AG FOR A CAPITAL INVESTMENT OR CONTAINS IN ANY MANNER A WARRANTY OR OPINION BY DEUTSCHE BÖRSE AG WITH RESPECT TO THE ATTRACTIVENESS ON AN INVESTMENT IN SHARES OF MARKET VECTORS RUSSIA ETF.

IN ITS CAPACITY AS SOLE OWNER OF ALL RIGHTS TO THE RUSSIA+ INDEX, THE RUSSIA+ INDEX TRADEMARK, DEUTSCHE BÖRSE AG HAS SOLELY LICENSED TO VAN ECK ASSOCIATES CORPORATION THE UTILIZATION OF THE RUSSIA+ INDEX AND THE RUSSIA+ INDEX TRADEMARK AS WELL AS ANY REFERENCE TO THE RUSSIA+ INDEX AND THE RUSSIA+ INDEX TRADEMARK IN CONNECTION WITH THE SHARES OF MARKET VECTORS RUSSIA ETF.

55

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Funds’ financial performance since each Fund’s inception. Certain information reflects financial results for a single Fund share. The total returns in the table represent that rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young LLP, the Trust’s independent registered public accounting firm, whose report, along with the Funds’ financial statements, are included in the Funds’ Annual Report, which is available upon request.

FINANCIAL HIGHLIGHTS
For a share outstanding throughout the period:
	AFRICA INDEX ETF			BRAZIL SMALL-CAP ETF		GULF STATES INDEX ETF			INDONESIA INDEX ETF		POLAND ETF

	Year Ended December 31,	For the Period July 10, 2008* through December 31,		For the Period May 12, 2009* through December 31,		Year Ended December 31,	For the Period July 22, 2008* through December 31,		For the Period January 15, 2009* through December 31,		For the Period November 24, 2009* through December 31,

	2009	2008		2009		2009	2008		2009		2009
Net Asset Value, Beginning of Period	$21.64	$40.25		$24.74		$18.05	$40.06		$24.89		$24.71

Income from Investment Operations:
Net Investment Income	0.16	0.27		0.13		0.25	(0.10)		0.27		(0.01)
Net Realized and Unrealized Gain (Loss) on Investments	6.58	(18.69)		23.97		0.92	(21.91)		37.05		(0.62)

Total from Investment Operations	6.74	(18.42)		24.10		1.17	(22.01)		37.32		(0.63)

Less Distributions from:
Net Investment Income	(0.23)	(0.19)		(0.20)		(0.18)	—		(0.18)		—
Short-Term Capital Gains	—	—		(0.25)		—	—		—		—
Return of Capital	—	—		—		—	—		—		—

Total Distributions	(0.23)	(0.19)		(0.45)		(0.18)	—		(0.18)		0.00

Net Asset Value, End of Period	$28.15	$21.64		$48.39		$19.04	$18.05		$62.03		$24.08

Total Return (a)	31.15%	(45.76	)%(c)	97.42	%(c)	6.48%	(54.94	)%(c)	149.94	%(c)	(2.55	)%(c)

RATIOS/SUPPLEMENTARY DATA
Net Assets, End of Period (000’s)	$36,591	$4,328		$699,245		$7,615	$4,511		$201,600		$7,223
Ratio of Gross Expenses to Average Net Assets	1.43%	3.15	%(b)	0.71	%(b)	4.64%	2.16	%(b)	0.72	%(b)	7.31	%(b)
Ratio of Net Expenses to Average Net Assets	0.84%	0.88	%(b)	0.71	%(b)	0.99%	1.00	%(b)	0.71	%(b)	0.76	%(b)
Ratio of Net Expenses, Excluding Interest Expense, to Average Net Assets	0.83%	0.83	%(b)	0.71	%(b)	0.98%	0.98	%(b)	0.71	%(b)	0.76	%(b)
Ratio of Net Investment Income (Loss) to Average Net Assets	0.93%	2.39	%(b)	1.01	%(b)	1.48%	(0.94	)%(b)	1.31	%(b)	(0.45	)%(b)
Portfolio Turnover Rate	30%	16%		72%		43%	13%		26%		9%

(a)

Total return is calculated assuming an initial investment of $10,000 made at the net asset value at the beginning of the period, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

(b)	Annualized.

(c)	Not Annualized.

*	Commencement of operations.

56

FINANCIAL HIGHLIGHTS
For a share outstanding throughout the period:
	RUSSIA ETF				VIETNAM ETF		ENVIRONMENTAL SERVICES ETF

	Year Ended December 31,	Year Ended December 31,	For the Period April 24, 2007* through December 31,		For the Period August 11, 2009* through December 31,		Year Ended December 31,	Year Ended December 31,	Year Ended December 31,	For the Period October 10, 2006* through December 31,

	2009	2008	2007		2009		2009	2008	2007	2006
Net Asset Value, Beginning of Period	$13.06	$52.29	$39.22		$25.04		$35.27	$51.87	$44.55	$39.93

Income from Investment Operations:
Net Investment Income	0.08	0.37	0.1		0		0.36	0.38	0.33	0.02
Net Realized and Unrealized Gain (Loss) on Investments	17.99	(39.23)	13.08		0.12		7.43	(16.61)	7.53	4.65
Total from Investment Operations	18.07	(38.86)	13.18		0.12		7.79	(16.23)	7.86	4.67

Less Distributions from:
Net Investment Income	(0.08)	(0.37)	(0.11)		—		(0.38)	(0.37)	(0.54)	(0.05)
Short-Term Capital Gains	—	—	—		(0.04)		—	—	—	—
Return of Capital	—	—	—		—		—	—	—	—

Total Distributions	(0.08)	(0.37)	(0.11)		(0.04)		(0.38)	(0.37)	(0.54)	(0.05)

Net Asset Value, End of Period	$31.05	$13.06	$52.29		$25.12		$42.68	$35.27	$51.87	$44.55

Total Return (a)	138.36%	(74.31)%	33.61	%(c)	0.46	%(c)	22.07%	(31.30)%	17.64%	11.70	%(c)

RATIOS/SUPPLEMENTARY DATA
Net Assets, End of Period (000’s)	$1,409,641	$403,623	$800,069		$79,139		$25,606	$24,687	$36,312	$40,095
Ratio of Gross Expenses to Average Net Assets	0.80%	0.62%	0.70	%(b)	0.96	%(b)	0.86%	0.68%	0.86%	1.40	%(b)
Ratio of Net Expenses to Average Net Assets	0.70%	0.62%	0.69	%(b)	0.96	%(b)	0.56%	0.55%	0.55%	0.54	%(b)
Ratio of Net Expenses, Excluding Interest Expense, to Average Net Assets	0.69%	0.62%	0.69	%(b)	0.96	%(b)	0.55%	0.55%	0.55%	0.54	%(b)
Ratio of Net Investment Income (Loss) to Average Net Assets	0.45%	1.27%	0.86	%(b)	0.07	%(b)	0.94%	0.73%	0.75%	0.24	%(b)
Portfolio Turnover Rate	29%	23%	33%		26%		24%	32%	3%	3%

(a)

Total return is calculated assuming an initial investment of $10,000 made at the net asset value at the beginning of the period, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

(b)	Annualized.

(c)	Not Annualized.

*	Commencement of operations.

57

FINANCIAL HIGHLIGHTS (continued)

FINANCIAL HIGHLIGHTS
For a share outstanding throughout the period:
	Gaming ETF

	Year Ended December 31,	For the Period January 22, 2008* through December 31,

	2009	2008
Net Asset Value, Beginning of Period	$17.54	$39.39

Income from Investment Operations:
Net Investment Income	0.40	0.56
Net Realized and Unrealized Gain (Loss) on Investments	6.17	(22.18)

Total from Investment Operations	6.57	(21.62)

Less Distributions from:
Net Investment Income	(0.49)	(0.23)
Short-Term Capital Gains	—	—
Return of Capital	(0.02)	—

Total Distributions	(0.51)	(0.23)

Net Asset Value, End of Period	$23.60	$17.54

Total Return (a)	37.47%	(54.89	)%(c)

RATIOS/SUPPLEMENTARY DATA
Net Assets, End of Period (000’s)	$110,935	$2,631
Ratio of Gross Expenses to Average Net Assets	0.71%	3.89	%(b)
Ratio of Net Expenses to Average Net Assets	0.66%	0.70	%(b)
Ratio of Net Expenses, Excluding Interest Expense, to Average Net Assets	0.65%	0.65	%(b)
Ratio of Net Investment Income to Average Net Assets	3.08%	2.81	%(b)
Portfolio Turnover Rate	33%	19%

(a)

Total return is calculated assuming an initial investment of $10,000 made at the net asset value at the beginning of the period, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

(b)	Annualized.

(c)	Not Annualized.

*	Commencement of operations.

58

PREMIUM/DISCOUNT INFORMATION

Information regarding how often the Shares of each Fund traded on NYSE Arca at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund during the past four calendar quarters, as applicable, can be found at www.vaneck.com/etf.

GENERAL INFORMATION

Continuous Offering

The method by which Creation Units are created and traded may raise certain issues under applicable securities laws. Because new Creation Units are issued and sold by the Trust on an ongoing basis, at any point a “distribution,” as such term is used in the Securities Act of 1933, as amended (the “Securities Act”), may occur. Broker dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery and liability provisions of the Securities Act.

For example, a broker dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Distributor, breaks them down into constituent Shares, and sells such Shares directly to customers, or if it chooses to couple the creation of a supply of new Shares with an active selling effort involving solicitation of secondary market demand for Shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a categorization as an underwriter.

Broker dealers who are not “underwriters” but are participating in a distribution (as contrasted to ordinary secondary trading transactions), and thus dealing with Shares that are part of an “unsold allotment” within the meaning of Section 4(3)(C) of the Securities Act, would be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the Securities Act. This is because the prospectus delivery exemption in Section 4(3) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. As a result, broker dealer firms should note that dealers who are not underwriters but are participating in a distribution (as contrasted with ordinary secondary market transactions) and thus dealing with the Shares that are part of an overallotment within the meaning of Section 4(3)(A) of the Securities Act would be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the Securities Act. Firms that incur a prospectus delivery obligation with respect to Shares are reminded that, under Rule 153 of the Securities Act, a prospectus delivery obligation under Section 5(b)(2) of the Securities Act owed to an exchange member in connection with a sale on NYSE Arca is satisfied by the fact that the prospectus is available at NYSE Arca upon request. The prospectus delivery mechanism provided in Rule 153 is only available with respect to transactions on an exchange.

Other Information

The Trust was organized as a Delaware statutory trust on March 15, 2001. Its Declaration of Trust currently permits the Trust to issue an unlimited number of Shares of beneficial interest. If shareholders are required to vote on any matters, each Share outstanding would be entitled to one vote. Annual meetings of shareholders will not be held except as required by the 1940 Act and other applicable law. See the Funds’ SAI for more information concerning the Trust’s form of organization. Section 12(d)(1) of the 1940 Act restricts investments by investment companies in the securities of other investment companies, including Shares of a Fund. Registered investment companies are permitted to invest in the Funds beyond the limits set forth in Section 12(d)(1) subject to certain terms and conditions set forth in an SEC exemptive order issued to the Trust, including that such investment companies enter into an agreement with the Funds.

Dechert LLP serves as counsel to the Trust, including the Funds. Ernst & Young LLP serves as the Trust’s independent registered public accounting firm and will audit the Fund’s financial statements annually.

Additional Information

This Prospectus does not contain all the information included in the Registration Statement filed with the SEC with respect to the Funds’ Shares. Information about the Funds can be reviewed and copied at the SEC’s Public Reference Room and information on the operation of the Public Reference Room may be obtained by calling the SEC at 1.202.551.8090. The Funds’ Registration Statement, including this Prospectus, the Funds’ SAI and the exhibits may be examined at the offices of the SEC (100 F Street, NE, Washington, DC 20549) or on the EDGAR database at the SEC’s website (http://www.sec.gov), and copies may be obtained, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, DC 20549-1520. These documents and other information concerning the Trust also may be inspected at the offices of NYSE Arca (20 Broad Street, New York, New York 10005).

The SAI for the Funds, which has been filed with the SEC, provides more information about the Funds. The SAI for the Funds is incorporated herein by reference and is legally part of this Prospectus. Additional information about the Funds’ investments will be available in each Fund’s annual and semi-annual reports to shareholders. In each Fund’s annual report, you will find a

59

GENERAL INFORMATION (continued)

discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. The SAI and the Funds’ annual and semi-annual reports may be obtained without charge by writing to the Funds at Van Eck Securities Corporation, the Funds’ distributor, at 335 Madison Avenue, New York, New York 10017 or by calling the distributor at the following number: Investor Information: 1.888.MKT.VCTR (658-8287).

Shareholder inquiries may be directed to the Funds in writing to 335 Madison Avenue, 19th Floor, New York, New York 10017 or by calling 1.888.MKT.VCTR (658-8287).

The Funds’ SAI will be available at www.vaneck.com/etf.

(Investment Company Act file no. 811-10325)

60

MARKET VECTORS ETF TRUST

STATEMENT OF ADDITIONAL INFORMATION

Dated May 1, 2010

          This Statement of Additional Information (“SAI”) is not a prospectus. It should be read in conjunction with the Prospectuses dated May 1, 2010 (each a “Prospectus” and, together, the “Prospectuses”) for the Market Vectors ETF Trust (the “Trust”), relating to the series of the Trust listed below, as they may be revised from time to time.

Fund	Principal U.S. Listing Exchange	Ticker

Market Vectors Africa Index ETF	NYSE Arca, Inc.	AFK
Market Vectors Agribusiness ETF	NYSE Arca, Inc.	MOO
Market Vectors Brazil Small-Cap ETF	NYSE Arca, Inc.	BRF
Market Vectors Coal ETF	NYSE Arca, Inc.	KOL
Market Vectors Environmental Services ETF	NYSE Arca, Inc.	EVX
Market Vectors Gaming ETF	NYSE Arca, Inc.	BJK
Market Vectors Global Alternative Energy ETF	NYSE Arca, Inc.	GEX
Market Vectors Gold Miners ETF	NYSE Arca, Inc.	GDX
Market Vectors Gulf States Index ETF	NYSE Arca, Inc.	MES
Market Vectors Indonesia Index ETF	NYSE Arca, Inc.	IDX
Market Vectors Junior Gold Miners ETF	NYSE Arca, Inc.	GDXJ
Market Vectors Nuclear Energy ETF	NYSE Arca, Inc.	NLR
Market Vectors Poland ETF	NYSE Arca, Inc.	PLND
Market Vectors Russia ETF	NYSE Arca, Inc.	RSX
Market Vectors RVE Hard Assets Producers ETF	NYSE Arca, Inc.	HAP
Market Vectors Solar Energy ETF	NYSE Arca, Inc.	KWT
Market Vectors Steel ETF	NYSE Arca, Inc.	SLX
Market Vectors Vietnam ETF	NYSE Arca, Inc.	VNM

          A copy of each Prospectus may be obtained without charge by writing to the Trust or the Distributor. The Trust’s address is 335 Madison Avenue, 19th Floor, New York, New York 10017. Capitalized terms used herein that are not defined have the same meaning as in the Prospectuses, unless otherwise noted.

TABLE OF CONTENTS
(continued)

TABLE OF CONTENTS
(continued)

GENERAL DESCRIPTION OF THE TRUST

          The Trust is an open-end management investment company. The Trust currently consists of 35 investment portfolios. This SAI relates to 18 investment portfolios, Market Vectors Africa Index ETF, Market Vectors Agribusiness ETF, Market Vectors Brazil Small-Cap ETF, Market Vectors Coal ETF, Market Vectors Environmental Services ETF, Market Vectors Gaming ETF, Market Vectors Global Alternative Energy ETF, Market Vectors Gold Miners ETF, Market Vectors Gulf States Index ETF, Market Vectors Indonesia Index ETF, Market Vectors Junior Gold Miners ETF, Market Vectors Nuclear Energy ETF, Market Vectors Poland ETF, Market Vectors Russia ETF, Market Vectors RVE Hard Assets Producers ETF, Market Vectors Solar Energy ETF, Market Vectors Steel ETF and Market Vectors Vietnam ETF (each, a “Fund” and, together, the “Funds”). The Trust was organized as a Delaware statutory trust on March 15, 2001. The shares of each Fund are referred to herein as “Shares.”

          The Funds offer and issue Shares at their net asset value (“NAV”) only in aggregations of a specified number of Shares (each, a “Creation Unit”). Similarly, Shares are also redeemable by the Funds only in Creation Units, and generally (except for Market Vectors Africa Index ETF, Market Vectors Brazil Small-Cap ETF, Market Vectors Gulf States Index, Market Vectors Russia ETF and Market Vectors Vietnam ETF) in exchange for specified securities held by each Fund and a specified cash payment. Creation Units of Market Vectors Africa Index ETF and Market Vectors Russia ETF are issued and redeemed only in Creation Units partially for cash and partially in-kind for securities generally included in each Fund’s Index (defined herein). Creation Units of Market Vectors Brazil Small-Cap ETF, Market Vectors Gulf States Index ETF and Market Vectors Vietnam ETF are issued and redeemed principally for cash. The Shares of the Funds are listed on NYSE Arca, Inc. (“NYSE Arca” or the “Exchange”), and will trade in the secondary market at market prices that may differ from the Shares’ NAV. A Creation Unit consists of 50,000 Shares of each Fund.

          The Trust reserves the right to permit or require a “cash” option for creations and redemptions of Shares (subject to applicable legal requirements). In each instance of such cash creations or redemptions, the Trust may impose transaction fees based on transaction expenses related to the particular exchange that will be higher than the transaction fees associated with in-kind purchases or redemptions.

INVESTMENT POLICIES AND RESTRICTIONS

Repurchase Agreements

          The Funds may invest in repurchase agreements with commercial banks, brokers or dealers to generate income from its excess cash balances and to invest securities lending cash collateral. A repurchase agreement is an agreement under which a Fund acquires a money market instrument (generally a security issued by the U.S. Government or an agency thereof, a banker’s acceptance or a certificate of deposit) from a seller, subject to resale to the seller at an agreed upon price and date (normally, the next business day). A repurchase agreement may be considered a loan collateralized by securities. The resale price reflects an agreed upon interest rate effective for the period the instrument is held by a Fund and is unrelated to the interest rate on the underlying instrument.

          In these repurchase agreement transactions, the securities acquired by a Fund (including accrued interest earned thereon) must have a total value at least equal to the value of the repurchase agreement and are held by the Trust’s custodian bank until repurchased. In addition, the Trust’s Board of Trustees (“Board” or “Trustees”) has established guidelines and standards for review of the creditworthiness of any bank, broker or dealer counterparty to a repurchase agreement with the Fund. No more than an aggregate of 15% of each Fund’s net assets will be invested in repurchase agreements having maturities longer than seven days and securities subject to legal or contractual restrictions on resale, or for which there are no readily available market quotations.

          The use of repurchase agreements involves certain risks. For example, if the other party to the agreement defaults on its obligation to repurchase the underlying security at a time when the value of the security has declined, the Funds may incur a loss upon disposition of the security. If the other party to the agreement becomes insolvent and subject to liquidation or reorganization under the Bankruptcy Code or other laws, a court may determine that the underlying security is collateral not within the control of the Fund and, therefore, the Fund may incur delays in disposing of the security and/or may not be able to substantiate its interest in the underlying security and may be deemed an unsecured creditor of the other party to the agreement.

Futures Contracts and Options

          Futures contracts generally provide for the future sale by one party and purchase by another party of a specified instrument, index or commodity at a specified future time and at a specified price. Stock index futures contracts are settled daily with a payment by one party to the other of a cash amount based on the difference between the level of the stock index specified in the contract from one day to the next. Futures contracts are standardized as to maturity date and underlying instrument and are traded on futures exchanges. The Funds may use futures contracts and options on futures contracts based on other indexes or combinations of indexes that Van Eck Associates Corporation (the “Adviser”) believes to be representative of each Fund’s respective benchmark index (each, an “Index”).

          An option is a contract that provides the holder the right to buy or sell shares at a fixed price, within a specified period of time. A call option gives the option holder the right to buy the underlying security from the option writer at the option exercise price at any time prior to the expiration of the option. A put option gives the option holder the right to sell the underlying security to the option writer at the option exercise price at any time prior to the expiration of the option.

          Although futures contracts (other than cash settled futures contracts including most stock index futures contracts) by their terms call for actual delivery or acceptance of the underlying instrument or commodity, in most cases the contracts are closed out before the maturity date without the making or taking of delivery. Closing out an open futures position is done by taking an opposite position (“buying” a contract which has previously been “sold” or “selling” a contract previously “purchased”) in an identical contract to terminate the position. Brokerage commissions are incurred when a futures contract position is opened or closed.

          Futures traders are required to make a good faith margin deposit in cash or government securities with a broker or custodian to initiate and maintain open positions in futures contracts. A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying instrument or commodity or payment of the cash settlement amount) if it is not terminated prior to the specified delivery date. Brokers may establish deposit requirements which are higher than the exchange minimums. Futures contracts are customarily purchased and sold on margin deposits which may range upward from less than 5% of the value of the contract being traded.

          After a futures contract position is opened, the value of the contract is marked-to-market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional “variation” margin will be required.

          Conversely, a change in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made to and from the futures broker for as long as the contract remains open. The Funds expect to earn interest income on their margin deposits.

          The Funds may use futures contracts and options thereon, together with positions in cash and money market instruments, to simulate full investment in each Fund’s respective Index. Under such circumstances, the Adviser may seek to utilize other instruments that it believes to be correlated to each Fund’s respective Index components or a subset of the components. Liquid futures contracts are not currently available for the Index of each Fund.

          Positions in futures contracts and options may be closed out only on an exchange that provides a secondary market therefor. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract or option at any specific time. Thus, it may not be possible to close a futures or options position. In the event of adverse price movements, the Funds would continue to be required to make daily cash payments to maintain its required margin. In such situations, if a Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, the Funds may be required to make delivery of the instruments underlying futures contracts they have sold.

          The Funds will seek to minimize the risk that they will be unable to close out a futures or options contract by only entering into futures and options for which there appears to be a liquid secondary market.

          The risk of loss in trading futures contracts or uncovered call options in some strategies (e.g., selling uncovered stock index futures contracts) is potentially unlimited. The Funds do not plan to use futures and options contracts in this way. The risk of a futures position may still be large as traditionally measured due to the low margin deposits required. In many cases, a relatively small price movement in a futures contract may result in immediate and substantial loss or gain to the investor relative to the size of a required margin deposit. The Funds, however, intend to utilize futures and options contracts in a manner designed to limit their risk exposure to that which is comparable to what it would have incurred through direct investment in stocks.

          Utilization of futures transactions by the Funds involves the risk of imperfect or even negative correlation to each Fund’s respective Index if the index underlying the futures contracts differs from the

Index. There is also the risk of loss by the Funds of margin deposits in the event of bankruptcy of a broker with whom a Fund has an open position in the futures contract or option.

          Certain financial futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of future positions and subjecting some futures traders to substantial losses.

          Except as otherwise specified in the Funds’ Prospectuses or this SAI, there are no limitations on the extent to which the Funds may engage in transactions involving futures and options thereon. The Funds will take steps to prevent their futures positions from “leveraging” its securities holdings. When a Fund has a long futures position, it will maintain with its custodian bank, cash or liquid securities having a value equal to the notional value of the contract (less any margin deposited in connection with the position). When a Fund has a short futures position, as part of a complex stock replication strategy the Fund will maintain with their custodian bank assets substantially identical to those underlying the contract or cash and liquid securities (or a combination of the foregoing) having a value equal to the net obligation of the Fund under the contract (less the value of any margin deposits in connection with the position).

Swaps

          Swap agreements are contracts between parties in which one party agrees to make payments to the other party based on the change in market value or level of a specified index or asset. In return, the other party agrees to make payments to the first party based on the return of a different specified index or asset. Although swap agreements entail the risk that a party will default on its payment obligations thereunder, each Fund seeks to reduce this risk by entering into agreements that involve payments no less frequently than quarterly. The net amount of the excess, if any, of a Fund’s obligations over its entitlements with respect to each swap is accrued on a daily basis and an amount of cash or high liquid securities having an aggregate value at least equal to the accrued excess is maintained in an account at the Trust’s custodian bank.

          The use of swap agreements involves certain risks. For example, if the counterparty, under a swap agreement, defaults on its obligation to make payments due from it as a result of its bankruptcy or otherwise, the Funds may lose such payments altogether or collect only a portion thereof, which collection could involve costs or delay. Each Fund intends to utilize swap agreements in a manner designed to limit its risk exposure to levels comparable to direct investments in stocks.

Warrants and Subscription Rights

          Warrants are equity securities in the form of options issued by a corporation which give the holder the right to purchase stock, usually at a price that is higher than the market price at the time the warrant is issued. A purchaser takes the risk that the warrant may expire worthless because the market price of the common stock fails to rise above the price set by the warrant.

Currency Forwards

          A currency forward transaction is a contract to buy or sell a specified quantity of currency at a specified date in the future at a specified price which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Currency forward contracts may be used to increase or reduce exposure to currency price movements.

          The use of currency forward transactions involves certain risks. For example, if the counterparty under the contract defaults on its obligation to make payments due from it as a result of its bankruptcy or otherwise, the Fund may lose such payments altogether or collect only a portion thereof, which collection could involve costs or delay.

Convertibles Securities

          A convertible security is a bond, debenture, note, preferred stock, right, warrant or other security that may be converted into or exchanged for a prescribed amount of common stock or other security of the same or a different issuer or into cash within a particular period of time at a specified price or formula. A convertible security generally entitles the holder to receive interest paid or accrued on debt securities or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both debt and equity securities. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities. Convertible securities ordinarily provide a stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities generally rank senior to common stock in a corporation’s capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities generally do not participate directly in any dividend increases or decreases of the underlying securities although the market prices of convertible securities may be affected by any dividend changes or other changes in the underlying securities.

Structured Notes

          A structured note is a derivative security for which the amount of principal repayment and/or interest payments is based on the movement of one or more “factors.” These factors include, but are not limited to, currency exchange rates, interest rates (such as the prime lending rate or LIBOR), referenced bonds and stock indices. Some of these factors may or may not correlate to the total rate of return on one or more underlying instruments referenced in such notes. Investments in structured notes involve risks including interest rate risk, credit risk and market risk. Depending on the factor(s) used and the use of multipliers or deflators, changes in interest rates and movement of such factor(s) may cause significant price fluctuations. Structured notes may be less liquid than other types of securities and more volatile than the reference factor underlying the note.

Participation Notes

          Participation notes (“P-Notes”) are issued by banks or broker-dealers and are designed to offer a return linked to the performance of a particular underlying equity security or market. P-Notes can have the characteristics or take the form of various instruments, including, but not limited to, certificates or warrants. The holder of a P-Note that is linked to a particular underlying security is entitled to receive any dividends paid in connection with the underlying security. However, the holder of a P-Note generally does not receive voting rights as it would if it directly owned the underlying security. P-Notes constitute direct, general and unsecured contractual obligations of the banks or broker-dealers that issue them, which therefore subject a Fund to counterparty risk, as discussed below. Investments in P-Notes involve certain risks in addition to those associated with a direct investment in the underlying foreign companies or foreign securities markets whose return they seek to replicate. For instance, there can be no assurance that the trading price of a P-Note will equal the value of the underlying foreign company or foreign securities market that it seeks to replicate. As the purchaser of a P-Note, a Fund is relying on the creditworthiness of the counterparty issuing the P-Note and has no rights under a P-Note against the issuer of the underlying security. Therefore, if such counterparty were to become insolvent, a Fund would lose its investment. The risk that a Fund may lose its investments due to the insolvency of a single counterparty may be amplified to the extent the Fund purchases P-Notes issued by one issuer or a small number of issuers. P-Notes also include transaction costs in addition to those applicable to a direct investment in securities. In addition, a Fund’s use of P-Notes may cause the Fund’s performance to deviate from the performance of the portion of the Index to which the Fund is gaining exposure through the use of P-Notes.

          Due to liquidity and transfer restrictions, the secondary markets on which P-Notes are traded may be less liquid than the markets for other securities, which may lead to the absence of readily available market quotations for securities in a Fund’s portfolio. The ability of a Fund to value its securities becomes more difficult and the Adviser’s judgment in the application of fair value procedures (through fair value procedures adopted by the Trustees) may play a greater role in the valuation of a Fund’s securities due to reduced availability of reliable objective pricing data. Consequently, while such determinations will be made in good faith, it may nevertheless be more difficult for a Fund to accurately assign a daily value to such securities.

Future Developments

          The Funds may take advantage of opportunities in the area of options, futures contracts, options on futures contracts, options on the Funds, warrants, swaps and any other investments which are not presently contemplated for use or which are not currently available, but which may be developed, to the extent such investments are considered suitable for a Fund by the Adviser.

Investment Restrictions

          The Trust has adopted the following investment restrictions as fundamental policies with respect to each Fund. These restrictions cannot be changed without the approval of the holders of a majority of each Fund’s outstanding voting securities. For purposes of the Investment Company Act of 1940, as amended (the “1940 Act”), a majority of the outstanding voting securities of a Fund means the vote, at an annual or a special meeting of the security holders of the Trust, of the lesser of (1) 67% or more of the voting securities of the Fund present at such meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of the Fund. Under these restrictions:

1.

Each Fund may not make loans, except that the Fund may (i) lend portfolio securities, (ii) enter into repurchase agreements, (iii) purchase all or a portion of an issue of debt securities, bank loan or participation interests, bank certificates of deposit, bankers’ acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities and (iv) participate in an interfund lending program with other registered investment companies;

2.	Each Fund may not borrow money, except as permitted under the 1940 Act, and as interpreted or modified by regulation from time to time;

3.	Each Fund may not issue senior securities, except as permitted under the 1940 Act, and as interpreted or modified by regulation from time to time;

4.

Each Fund, except Market Vectors Junior Gold Miners ETF and Market Vectors Poland ETF, may not purchase a security (other than obligations of the U.S. Government, its agencies or instrumentalities) if, as a result, 25% or more of its total assets would be invested in a single issuer;

5.

Each Fund may not purchase or sell real estate, except that the Fund may (i) invest in securities of issuers that invest in real estate or interests therein; (ii) invest in mortgage-related securities and other securities that are secured by real estate or interests therein; and (iii) hold and sell real estate acquired by the Fund as a result of the ownership of securities;

6.

Each Fund may not engage in the business of underwriting securities issued by others, except to the extent that the Fund may be considered an underwriter within the meaning of the Securities Act of 1933, as amended (the “Securities Act”), in the disposition of restricted securities or in connection with its investments in other investment companies;

7.

Each Fund may not purchase or sell commodities, unless acquired as a result of owning securities or other instruments, but it may purchase, sell or enter into financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments and may invest in securities or other instruments backed by commodities. In addition, Market Vectors Gold Miners ETF may invest up to 25% of its total assets in gold and silver coins, which are legal tender in the country of issue and gold and silver bullion, and palladium and platinum group metals bullion; or

8.

Each Fund may not purchase any security if, as a result of that purchase, 25% or more of its total assets would be invested in securities of issuers having their principal business activities in the same industry except that the Fund may invest 25% or more of the value of its total assets in securities of issuers in any one industry or group of industries if the index that the Fund replicates concentrates in an industry or group of industries. This limit does not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

          In addition to the investment restrictions adopted as fundamental policies as set forth above, each Fund observes the following restrictions, which may be changed by the Board without a shareholder vote. Each Fund will not:

1.

Invest in securities which are “illiquid” securities, including repurchase agreements maturing in more than seven days and options traded over-the-counter, if the result is that more than 15% of a Fund’s net assets would be invested in such securities.

2.	Make short sales of securities.

3.

Purchase any security on margin, except for such short-term loans as are necessary for clearance of securities transactions. The deposit or payment by a Fund or initial or variation margin in connection with futures contracts or related options thereon is not considered the purchase of a security on margin.

4.

Participate in a joint or joint-and-several basis in any trading account in securities, although transactions for the Funds and any other account under common or affiliated management may be combined or allocated between the Fund and such account.

5.

Purchase securities of open-end or closed-end investment companies except in compliance with the 1940 Act, although the Fund may not acquire any securities of registered open-end investment companies or registered unit investment trusts in reliance on Sections 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.

          If a percentage limitation is adhered to at the time of investment or contract, a later increase or decrease in percentage resulting from any change in value or total or net assets will not result in a violation of such restriction, except that the percentage limitations with respect to the borrowing of money and illiquid securities will be continuously complied with.

          As long as the aforementioned investment restrictions are complied with, each Fund may invest its remaining assets in money market instruments or funds which reinvest exclusively in money market instruments, in stocks that are in the relevant market but not the Index, and/or in combinations of certain stock index futures contracts, options on such futures contracts, stock options, stock index options, options on the Shares, and stock index swaps and swaptions, each with a view towards providing each Fund with exposure to the securities in its Index. These investments may be made to invest uncommitted cash balances or, in limited circumstances, to assist in meeting shareholder redemptions of Creation Units. Each Fund will not invest in money market instruments as part of a temporary defensive strategy to protect against potential stock market declines.

SPECIAL CONSIDERATIONS AND RISKS

          A discussion of the risks associated with an investment in each Fund is contained in each Fund’s Prospectus under the headings “Summary Information—Principal Risks of Investing in the Fund” with respect to the applicable Fund, and “Additional Information About the Funds’ Investment Strategies and Risks—Risks of Investing in the Funds.” The discussion below supplements, and should be read in conjunction with, such sections of the Prospectuses.

General

          Investment in each Fund should be made with an understanding that the value of the Fund’s portfolio securities may fluctuate in accordance with changes in the financial condition of the issuers of the portfolio securities, the value of common stocks generally and other factors.

          An investment in each Fund should also be made with an understanding of the risks inherent in an investment in equity securities, including the risk that the financial condition of issuers may become impaired or that the general condition of the stock market may deteriorate (either of which may cause a decrease in the value of the portfolio securities and thus in the value of Shares). Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. These investor perceptions are based on various and unpredictable factors, including expectations regarding government, economic, monetary and fiscal policies, inflation and interest rates, economic expansion or contraction, and global or regional political, economic and banking crises.

          Holders of common stocks incur more risk than holders of preferred stocks and debt obligations because common stockholders, as owners of the issuer, have generally inferior rights to receive payments from the issuer in comparison with the rights of creditors of, or holders of debt obligations or preferred stocks issued by, the issuer. Further, unlike debt securities which typically have a stated principal amount payable at maturity (whose value, however, will be subject to market fluctuations prior thereto), or preferred stocks which typically have a liquidation preference and which may have stated optional or mandatory redemption provisions, common stocks have neither a fixed principal amount nor a maturity. Common stock values are subject to market fluctuations as long as the common stock remains outstanding.

          Although most of the securities in a Fund’s Index are listed on a national securities exchange, the principal trading market for some may be in the over-the-counter market. The existence of a liquid trading market for certain securities may depend on whether dealers will make a market in such securities. There can be no assurance that a market will be made or maintained or that any such market will be or remain liquid. The price at which securities may be sold and the value of a Fund’s Shares will be adversely affected if trading markets for the Fund’s portfolio securities are limited or absent or if bid/ask spreads are wide.

          The Funds are not actively managed by traditional methods, and therefore the adverse financial condition of any one issuer will not result in the elimination of its securities from the securities held by the Fund unless the securities of such issuer are removed from its respective Index.

          An investment in each Fund should also be made with an understanding that the Fund will not be able to replicate exactly the performance of its respective Index because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities and other Fund expenses, whereas such transaction costs and expenses are not included in the calculation of its respective Index. It is also possible that for periods of time, a Fund may not fully replicate the performance of its respective Index due to the temporary unavailability of certain Index securities in the secondary market or due to other extraordinary circumstances. Such events are unlikely to continue for an extended period of time because a Fund is required to correct such imbalances by means of adjusting the composition of the securities. It is also possible that the composition of a Fund may not exactly replicate the composition of its respective Index if the Fund has to adjust its portfolio holdings in order to continue to qualify as a “regulated investment company” under the U.S. Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”).

          Shares are subject to the risks of an investment in a portfolio of equity securities in an economic sector or industry in which a Fund’s Index is highly concentrated. In addition, because it is the policy of each Fund to generally invest in the securities that comprise its respective Index, the portfolio of securities held by such Fund (“Fund Securities”) also will be concentrated in that economic sector or industry.

EXCHANGE LISTING AND TRADING

          A discussion of exchange listing and trading matters associated with an investment in each Fund is contained in each Fund’s Prospectus under the headings “Summary Information—Principal Risks of Investing in the Fund” with respect to the applicable Fund, “Additional Information About the Funds’ Investment Strategies and Risks—Risks of Investing in the Funds,” “Shareholder Information—Determination of NAV” and “Shareholder Information—Buying and Selling Exchange-Traded Shares.” The discussion below supplements, and should be read in conjunction with, such sections of the Prospectuses.

          The Shares of each Fund are traded in the secondary market at prices that may differ to some degree from their NAV. The Exchange may but is not required to remove the Shares of the Funds from listing if: (1) following the initial twelve-month period beginning upon the commencement of trading of the Funds, there are fewer than 50 beneficial holders of the Shares for 30 or more consecutive trading days, (2) the value of a Fund’s respective Index or portfolio of securities on which the Funds is based is no longer calculated or available or (3) such other event shall occur or condition exists that, in the opinion of the Exchange, makes further dealings on the Exchange inadvisable. In addition, the Exchange will remove the Shares from listing and trading upon termination of the Trust. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of Shares of the Funds will continue to be met.

          As in the case of other securities traded on the Exchange, brokers’ commissions on transactions will be based on negotiated commission rates at customary levels.

          In order to provide investors with a basis to gauge whether the market price of the Shares on the Exchange are approximately consistent with the current value of the assets of the Funds on a per Share basis, an updated Indicative Per Share Portfolio Value is disseminated intra-day through the facilities of the Consolidated Tape Association’s Network B. Indicative Per Share Portfolio Values are disseminated every 15 seconds during regular Exchange trading hours based on the most recently reported prices of Fund Securities. As the respective international local markets close, the Indicative Per Share Portfolio Value will continue to be updated for foreign exchange rates for the remainder of the U.S. trading day at the prescribed 15 second interval. The Funds are not involved in or responsible for the calculation or dissemination of the Indicative Per Share Portfolio Value and make no warranty as to the accuracy of the Indicative Per Share Portfolio Value.

          The Indicative Per Share Portfolio Value has an equity securities value component and a net other assets value component, each of which are summed and divided by the total estimated Fund Shares outstanding, including Shares expected to be issued by each Fund on that day, to arrive at an Indicative Per Share Portfolio Value.

          The equity securities value component of the Indicative Per Share Portfolio Value represents the estimated value of the portfolio securities held by a Fund on a given day. While the equity securities value component estimates the current market value of a Fund’s portfolio securities, it does not necessarily reflect the precise composition or market value of the current portfolio of securities held by the Trust for the Fund at a particular point in time. Therefore, the Indicative Per Share Portfolio Value disseminated during Exchange trading hours should be viewed only as an estimate of a Fund’s NAV per share, which is calculated at the close of the regular trading session on the New York Stock Exchange (“NYSE”) (ordinarily 4:00 p.m. Eastern time) on each Business Day.

          In addition to the equity securities value component described in the preceding paragraph, the Indicative Per Share Portfolio Value for each Fund includes a net other assets value component consisting of estimates of all other assets and liabilities of the Fund including, among others, current day estimates of dividend income and expense accruals.

BOARD OF TRUSTEES OF THE TRUST

Trustees and Officers of the Trust

          The Board of the Trust consists of four Trustees, three of whom are not “interested persons” (as defined in the 1940 Act), of the Trust (the “Independent Trustees”). Mr. David H. Chow, an Independent Trustee, serves as Chairman of the Board. The Board is responsible for overseeing the management and operations of the Trust, including general supervision of the duties performed by the Adviser and other service providers to the Trust. The Adviser is responsible for the day-to-day administration and business affairs of the Trust.

          The Board believes that each Trustee’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Trustees lead to the conclusion that the Board possesses the requisite skills and attributes to carry out its oversight responsibilities with respect to the Trust. The Board believes that the Trustees’ ability to review, critically evaluate, question and discuss information provided to them, to interact effectively with the Adviser, other service providers, counsel and independent auditors, and to exercise effective business judgment in the performance of their duties, support this conclusion. The Board also has considered the following experience, qualifications, attributes and/or skills, among others, of its members in reaching its conclusion: such person’s character and integrity; length of service as a board member of the Trust; such person’s willingness to serve and willingness and ability to commit the time necessary to perform the duties of a Trustee; and as to each Trustee other than Mr. van Eck, his status as not being an “interested person” (as defined in the 1940 Act) of the Trust. In addition, the following specific experience, qualifications, attributes and/or skills apply as to each Trustee: Mr. Chow, significant business and financial experience, particularly in the investment management industry, experience with trading and markets through his involvement with the Pacific Stock Exchange, and service as a chief executive officer, board member, partner or executive officer of various businesses and non-profit organizations; Mr. Short, business and financial experience, particularly in the investment management industry, and service as a president, board member or executive officer of various businesses; Mr. Stamberger, business and financial experience and service as the president, chief executive officer and board member of SmartBrief Inc., a media company; and Mr. van Eck, business and financial experience, particularly in the investment management industry, and service as a president, executive officer and/or board member of various businesses, including the Adviser, Van Eck Securities Corporation, and Van Eck Absolute Return Advisers Corporation. References to the experience, qualifications, attributes and skills of Trustees are pursuant to requirements of the Securities and Exchange Commission (the “SEC”), do not constitute holding out of the Board or any Trustee as having any special expertise or experience, and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

          The Trustees of the Trust, their addresses, positions with the Trust, ages, term of office and length of time served, principal occupations during the past five years, the number of portfolios in the Fund Complex overseen by each Trustee and other directorships, if any, held by the Trustees, are set forth below.

Independent Trustees

Name, Address[1] and Age	Position(s) Held with the Trust	Term of Office[2] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex[3] Overseen	Other Directorships Held By Trustee

David H. Chow, 52*†	Chairman Trustee	Since 2008 Since 2006	Founder and CEO, DanCourt Management	35	Director, Forward

Name, Address[1] and Age	Position(s) Held with the Trust	Term of Office[2] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex[3] Overseen	Other Directorships Held By Trustee

			LLC (strategy consulting firm), March 1999 to present.		Management, LLC; Director, ReFlow Management Co., LLC; Trustee, Berea College of Kentucky.

R. Alastair Short, 56*†	Trustee	Since 2006	President, Apex Capital Corporation (personal investment vehicle), January 1988 to present; Vice Chairman, W.P. Stewart & Co., Inc. (asset management firm), September 2007 to September 2008; and Managing Director, The GlenRock Group, LLC (private equity investment firm), May 2004 to September 2007.	43	Director, Kenyon Review; Director, The Medici Archive Project.

Richard D. Stamberger, 50*†	Trustee	Since 2006	Director, President and CEO, SmartBrief, Inc. (media company).	43	None.

1	The address for each Trustee and officer is 335 Madison Avenue, 19th Floor, New York, New York 10017.

2	Each Trustee serves until resignation, death, retirement or removal. Officers are elected yearly by the Trustees.

3	The Fund Complex consists of the Van Eck Funds, Van Eck Worldwide Insurance Trust and the Trust.

*	Member of the Audit Committee.

†	Member of the Nominating and Corporate Governance Committee.

Interested Trustee

Name, Address[1] and Age	Position(s) Held with the Trust	Term of Office[2] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex[3] Overseen	Other Directorships Held By Trustee

Jan F. van Eck, 46[4]	Trustee, President and Chief Executive Officer	Trustee (Since 2006); President and Chief Executive Officer (Since 2009)	Director, Executive Vice President and Owner of the Adviser, Van Eck Associates Corporation; Director and Executive Vice	35	None.

Name, Address[1] and Age	Position(s) Held with the Trust	Term of Office[2] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex[3] Overseen	Other Directorships Held By Trustee

President, Van Eck Securities Corporation (“VESC”); Director and President, Van Eck Absolute Return Advisers Corp. (“VEARA”).

1	The address for each Trustee and officer is 335 Madison Avenue, 19th Floor, New York, New York 10017.

2	Each Trustee serves until resignation, death, retirement or removal. Officers are elected yearly by the Trustees.

3	The Fund Complex consists of the Van Eck Funds, Van Eck Worldwide Insurance Trust and the Trust.

4	“Interested person” of the Trust within the meaning of the 1940 Act. Mr. van Eck is an officer of the Adviser.

Officer Information

          The Officers of the Trust, their addresses, positions with the Trust, ages and principal occupations during the past five years are set forth below.

Officer’s Name, Address[1] and Age	Position(s) Held with the Trust	Term of Office[2] and Length of Time Served	Principal Occupation(s) During The Past Five Years

Russell G. Brennan, 45	Assistant Vice President and Assistant Treasurer	Since 2008

Assistant Vice President of the Adviser (Since 2008); Manager (Portfolio Administration) of the Adviser (September 2005-October 2008); Vice President, Robeco Investment Management (July 1990-September 2005); Officer of other investment companies advised by the Adviser.

Charles T. Cameron, 50	Vice President	Since 2006	Director of Trading (Since 1995) and Portfolio Manager (Since 1997) for the Adviser; Officer of other investment companies advised by the Adviser.

John J. Crimmins, 52	Treasurer	Since 2009

Vice President of Portfolio Administration of the Adviser (Since 2009); Vice President of VESC and VEARA (Since 2009); Chief Financial, Operating and Compliance Officer, Kern Capital Management LLC (September 1997-February 2009); Officer of other investment companies advised by the Adviser.

Susan C. Lashley, 55	Vice President	Since 2006	Vice President of the Adviser and VESC; Officer of other investment companies advised by the Adviser.

Thomas K. Lynch, 53	Chief Compliance Officer	Since 2007

Chief Compliance Officer of the Adviser and VEARA (Since December 2006) and of VESC (Since August 2008); Vice President of the Adviser, VEARA and VESC; Treasurer (April 2005 – December 2006); Second Vice President of Investment Reporting, TIAA-CREF (January 1996-April 2005). Officer of other investment companies advised by the Adviser.

Laura I. Martínez, 30	Assistant Vice	Since 2008	Assistant Vice President, Associate General

Officer’s Name, Address[1] and Age	Position(s) Held with the Trust	Term of Office[2] and Length of Time Served	Principal Occupation(s) During The Past Five Years

President and Assistant Secretary

Counsel and Assistant Secretary of the Adviser, VESC and VEARA (Since 2008); Associate, Davis Polk & Wardwell (October 2005-June 2008); Stanford Law School (September 2002-June 2005); Officer of other investment companies advised by the Adviser.

Joseph J. McBrien, 61	Senior Vice President, Secretary and Chief Legal Officer	Since 2006

Senior Vice President, General Counsel and Secretary of the Adviser, VESC and VEARA (Since December 2005); Managing Director, Chatsworth Securities LLC (March 2001- November 2005); Officer of other investment companies advised by the Adviser.

Jonathan R. Simon, 35	Vice President and Assistant Secretary	Since 2006

Vice President, Associate General Counsel and Assistant Secretary of the Adviser, VESC and VEARA (Since 2006); Associate, Schulte Roth & Zabel (July 2004-July 2006); Associate, Carter Ledyard & Milburn LLP (September 2001-July 2004); Officer of other investment companies advised by the Adviser.

Bruce J. Smith, 55	Senior Vice President and Chief Financial Officer	Since 2006	Senior Vice President, Chief Financial Officer, Treasurer and Controller of the Adviser, VESC and VEARA (Since 1997); Officer of other investment companies advised by the Adviser.

Derek S. van Eck,[3] 45	Executive Vice President	Since 2006

Director, Executive Vice President, Chief Investment Officer and Principal of the Adviser; Director and Executive Vice President VESC and VEARA; President and Chief Executive Officer of the Van Eck Funds and Van Eck Worldwide Insurance Trust; Officer of other investment companies advised by the Adviser.

1	The address for each Officer is 335 Madison Avenue, 19th Floor, New York, New York 10017.

2	Officers are elected yearly by the Trustees.

3	Messrs. Jan F. van Eck and Derek S. van Eck are brothers.

          The Board of the Trust met five times during the fiscal year ended December 31, 2009.

          The Board has an Audit Committee consisting of three Trustees who are Independent Trustees. Messrs. Chow, Short and Stamberger currently serve as members of the Audit Committee and each has been designated as an “audit committee financial expert” as defined under Item 407 of Regulation S-K of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Mr. Short is the Chairman of the Audit Committee. The Audit Committee has the responsibility, among other things, to: (i) oversee the accounting and financial reporting processes of the Trust and its internal control over financial reporting; (ii) oversee the quality and integrity of the Trust’s financial statements and the independent audit thereof; (iii) oversee or, as appropriate, assist the Board’s oversight of the Trust’s compliance with legal and regulatory requirements that relate to the Trust’s accounting and financial reporting, internal control over financial reporting and independent audit; (iv) approve prior to appointment the engagement of the Trust’s independent registered public accounting firm and, in connection therewith, to review and evaluate the qualifications, independence and performance of the Trust’s independent registered public accounting firm; and (v) act as a liaison between the Trust’s independent registered public accounting firm and the full Board. The Audit Committee met four times during the fiscal year ended December 31, 2009.

          The Board also has a Nominating and Corporate Governance Committee consisting of three Independent Trustees. Messrs. Chow, Short and Stamberger currently serve as members of the Nominating and Corporate Governance Committee. Mr. Stamberger is the Chairman of the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee has the responsibility, among other things, to: (i) evaluate, as necessary, the composition of the Board, its committees and sub-committees and make such recommendations to the Board as deemed appropriate by the Committee; (ii) review and define Independent Trustee qualifications; (iii) review the qualifications of individuals serving as Trustees on the Board and its committees; (iv) evaluate, recommend and nominate qualified individuals for election or appointment as members of the Board and recommend the appointment of members and chairs of each Board committee and subcommittee; and (v) review and assess, from time to time, the performance of the committees and subcommittees of the Board and report the results to the Board. The Nominating and Corporate Governance Committee met one time during the fiscal year ended December 31, 2009.

          The Board has determined that its leadership structure is appropriate given the business and nature of the Trust. In connection with its determination, the Board considered that the Chairman of the Board is an Independent Trustee. The Chairman of the Board can play an important role in setting the agenda of the Board and also serves as a key point person for dealings between management and the other Independent Trustees. The Independent Trustees believe that the Chairman’s independence facilitates meaningful dialogue between the Adviser and the Independent Trustees. The Board also considered that the Chairman of each Board committee is an Independent Trustee, which yields similar benefits with respect to the functions and activities of the various Board committees. The Independent Trustees also regularly meet outside the presence of management and are advised by independent legal counsel. The Board has determined that its committees help ensure that the Trust has effective and independent governance and oversight. The Board also believes that its leadership structure facilitates the orderly and efficient flow of information to the Independent Trustees from management of the Trust, including the Adviser. The Board reviews its structure on an annual basis.

          As an integral part of its responsibility for oversight of the Trust in the interests of shareholders, the Board, as a general matter, oversees risk management of the Trust’s investment programs and business affairs. The function of the Board with respect to risk management is one of oversight and not active involvement in, or coordination of, day-to-day risk management activities for the Trust. The Board recognizes that not all risks that may affect the Trust can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Trust’s goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Trustees that may relate to risk management matters are typically summaries of the relevant information.

          The Board exercises oversight of the risk management process primarily through the Audit Committee, and through oversight by the Board itself. The Trust faces a number of risks, such as investment-related and compliance risks. The Adviser’s personnel seek to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the Trust. Under the overall supervision of the Board or the applicable Committee of the Board, the Trust, the Adviser, and the affiliates of the Adviser employ a variety of processes, procedures and controls to identify such possible events or circumstances, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. Different processes, procedures and controls are employed with respect to different types of risks. Various personnel, including the Trust’s Chief Compliance Officer, as well as various personnel of the

Adviser and other service providers such as the Trust’s independent accountants, may report to the Audit Committee and/or to the Board with respect to various aspects of risk management, as well as events and circumstances that have arisen and responses thereto.

          The officers and Trustees of the Trust, in the aggregate, own less than 1% of the Shares of each Fund.

          For each Trustee, the dollar range of equity securities beneficially owned by the Trustee in the Trust and in all registered investment companies advised by the Adviser (“Family of Investment Companies”) that are overseen by the Trustee is shown below.

Name of Trustee	Dollar Range of Equity Securities in Market Vectors Africa Index ETF (As of December 31, 2009)	Dollar Range of Equity Securities in Market Vectors Agribusiness ETF (As of December 31, 2009)	Dollar Range of Equity Securities in Market Vectors Brazil Small-Cap ETF (As of December 31, 2009)	Dollar Range of Equity Securities in Market Vectors Coal ETF (As of December 31, 2009)

David H. Chow	None	$50,001 – $100,000	None	None
R. Alastair Short	None	None	None	None
Richard D. Stamberger	None	$10,001 – $50,000	None	None
Jan F. van Eck	$1 – $10,000	None	None	None

Name of Trustee	Dollar Range of Equity Securities in Market Vectors Environmental Services ETF (As of December 31, 2009)	Dollar Range of Equity Securities in Market Vectors Gaming ETF, (As of December 31, 2009)	Dollar Range of Equity Securities in Market Vectors Global Alternative Energy ETF (As of December 31, 2009)	Dollar Range of Equity Securities in Market Vectors Gold Miners ETF (As of December 31, 2009)

David H. Chow	None	None	$50,001 – $100,000	None
R. Alastair Short	None	None	None	None
Richard D. Stamberger	$1 – $10,000	None	$1 – $10,000	$10,001 – $50,000
Jan F. van Eck	None	$1 – $10,000	None	None

Name of Trustee	Dollar Range of Equity Securities in Market Vectors Gulf States Index ETF (As of December 31, 2009)	Dollar Range of Equity Securities in Market Vectors Indonesia ETF (As of December 31, 2009)	Dollar Range of Equity Securities in Market Vectors Junior Gold Miners ETF (As of December 31, 2009)	Dollar Range of Equity Securities in Market Vectors Nuclear Energy ETF (As of December 31, 2009)

David H. Chow	None	None	None	None
R. Alastair Short	None	None	None	None
Richard D. Stamberger	None	None	None	None
Jan F. van Eck	None	$10,001 – $50,000	None	None

Name of Trustee	Dollar Range of Equity Securities in Market Vectors Poland ETF (As of December 31, 2009)	Dollar Range of Equity Securities in Market Vectors Russia ETF (As of December 31, 2009)	Dollar Range of Equity Securities in Market Vectors RVE Hard Assets Producers ETF (As of December 31, 2009)	Dollar Range of Equity Securities in Market Vectors Solar Energy ETF (As of December 31, 2009)

David H. Chow	None	None	None	None
R. Alastair Short	None	None	None	None
Richard D. Stamberger	None	None	None	None

Name of Trustee	Dollar Range of Equity Securities in Market Vectors Poland ETF (As of December 31, 2009)	Dollar Range of Equity Securities in Market Vectors Russia ETF (As of December 31, 2009)	Dollar Range of Equity Securities in Market Vectors RVE Hard Assets Producers ETF (As of December 31, 2009)	Dollar Range of Equity Securities in Market Vectors Solar Energy ETF (As of December 31, 2009)

Jan F. van Eck	None	None	None	$1 – $10,000

Name of Trustee	Dollar Range of Equity Securities in Market Vectors Steel ETF (As of December 31, 2009)	Dollar Range of Equity Securities in Market Vectors Vietnam ETF (As of December 31, 2009)	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen By Trustee In Family of Investment Companies (As of December 31, 2009)

David H. Chow	$50,001 – $100,000	None	Over $100,000
R. Alastair Short	None	None	$10,001-$50,000
Richard D. Stamberger	None	None	Over $100,000
Jan F. van Eck	None	None	Over $100,000

          As to each Independent Trustee and his immediate family members, no person owned beneficially or of record securities in an investment manager or principal underwriter of the Funds, or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the investment manager or principal underwriter of the Funds.

Remuneration of Trustees

          Effective January 1, 2010, the Trust pays each Independent Trustee an annual retainer of $40,000, a per meeting fee of $15,000 for scheduled quarterly meetings of the Board and each special meeting of the Board and a per meeting fee of $7,500 for telephonic meetings. The Trust pays the Chairman of the Board an annual retainer of $42,875, the Chairman of the Audit Committee an annual retainer of $18,375 and the Chairman of the Governance Committee an annual retainer of $12,250. The Trust also reimburses each Trustee for travel and other out-of-pocket expenses incurred in attending such meetings. No pension or retirement benefits are accrued as part of Trustee compensation.

          Prior to January 1, 2010, the Trust paid each Independent Trustee an annual retainer of $20,000, a per meeting fee of $10,000 for scheduled quarterly meetings of the Board and each special meeting of the Board and a per meeting fee of $5,000 for telephonic meetings. The Trust paid the Chairman of the Board an annual retainer of $15,000, the Chairman of the Audit Committee an annual retainer of $10,000 and the Chairman of the Governance Committee an annual retainer of $7,500.

          The table below shows the compensation paid to the Trustees by the Trust for the fiscal year ended December 31, 2009. Annual Trustee fees may be reviewed periodically and changed by the Trust’s Board.

Name of Trustee	Aggregate Compensation From the Trust	Deferred Compensation From the Trust	Pension or Retirement Benefits Accrued as Part of the Trust’s Expenses(2)	Estimated Annual Benefits Upon Retirement	Total Compensation From the Trust and the Fund Complex(1) Paid to Trustee(2)

David H. Chow	$95,000	$95,000	N/A	N/A	$95,000
R. Alastair Short	$90,000	$0	N/A	N/A	$162,500
Richard D. Stamberger	$87,500	$21,875	N/A	N/A	$170,000

Name of Trustee	Aggregate Compensation From the Trust	Deferred Compensation From the Trust	Pension or Retirement Benefits Accrued as Part of the Trust’s Expenses(2)	Estimated Annual Benefits Upon Retirement	Total Compensation From the Trust and the Fund Complex(1) Paid to Trustee(2)

Jan F. van Eck(3)	$0	$0	N/A	N/A	$0

(1)	The “Fund Complex” consists of Van Eck Funds, Van Eck Worldwide Insurance Trust and the Trust.

(2)	Because the funds of the Fund Complex have different fiscal year ends, the amounts shown are presented on a calendar year basis.

(3)	“Interested person” under the 1940 Act.

PORTFOLIO HOLDINGS DISCLOSURE

          Each Fund’s portfolio holdings are publicly disseminated each day the Fund is open for business through financial reporting and news services, including publicly accessible Internet web sites. In addition, a basket composition file, which includes the security names and share quantities to deliver in exchange for Creation Units, together with estimates and actual cash components, is publicly disseminated daily prior to the opening of the Exchange via the National Securities Clearing Corporation (the “NSCC”), a clearing agency that is registered with the SEC. The basket represents one Creation Unit of each Fund. The Trust, Adviser, Custodian and Distributor will not disseminate non-public information concerning the Trust.

QUARTERLY PORTFOLIO SCHEDULE

          The Trust is required to disclose, after its first and third fiscal quarters, the complete schedule of the Funds’ portfolio holdings with the SEC on Form N-Q. Form N-Q for the Funds is available on the SEC’s website at http://www.sec.gov. The Funds’ Form N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 202.551.8090. The Funds’ Form N-Q is available through the Funds’ website, at www.vaneck.com or by writing to 335 Madison Avenue, 19th Floor, New York, New York 10017.

CODE OF ETHICS

          The Funds, the Adviser and the Distributor have each adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act, designed to monitor personal securities transactions by their personnel (the “Personnel”). The Code of Ethics requires that all trading in securities that are being purchased or sold, or are being considered for purchase or sale, by the Funds must be approved in advance by the Head of Trading, the Director of Research and the Chief Compliance Officer of the Adviser. Approval will be granted if the security has not been purchased or sold or recommended for purchase or sale for a Fund on the day that the Personnel of the Adviser requests pre-clearance, or otherwise if it is determined that the personal trading activity will not have a negative or appreciable impact on the price or market of the security, or is of such a nature that it does not present the dangers or potential for abuses that are likely to result in harm or detriment to the Funds. At the end of each calendar quarter, all Personnel must file a report of all transactions entered into during the quarter. These reports are reviewed by a senior officer of the Adviser.

          Generally, all Personnel must obtain approval prior to conducting any transaction in securities. Independent Trustees, however, are not required to obtain prior approval of personal securities transactions. Personnel may purchase securities in an initial public offering or private placement, provided that he or she obtains preclearance of the purchase and makes certain representations.

PROXY VOTING POLICIES AND PROCEDURES

          The Funds’ proxy voting record is available upon request and on the SEC’s website at http://www.sec.gov. Proxies for each Fund’s portfolio securities are voted in accordance with the Adviser’s proxy voting policies and procedures, which are set forth in Appendix A to this SAI.

          The Trust is required to disclose annually each Fund’s complete proxy voting record on Form N-PX covering the period July 1 through June 30 and file it with the SEC no later than August 31. Form N-PX for the Funds is available through the Funds’ website, at www.vaneck.com, or by writing to

335 Madison Avenue, 19th Floor, New York, New York 10017. The Funds’ Form N-PX is also available on the SEC’s website at www.sec.gov.

MANAGEMENT

          The following information supplements and should be read in conjunction with the section in the Funds’ Prospectus entitled “Management of the Funds.”

Investment Adviser

          Van Eck Associates Corporation acts as investment adviser to the Trust and, subject to the general supervision of the Board, is responsible for the day-to-day investment management of the Funds. The Adviser is a private company with headquarters in New York and manages other mutual funds and separate accounts.

          The Adviser serves as investment adviser to Market Vectors Gold Miners ETF pursuant to the Investment Management Agreement between Market Vectors Gold Miners ETF and the Adviser (the “Gold Miners Investment Management Agreement”) and also serves as investment adviser to each of the other Funds pursuant to an investment management agreement between the Trust and the Adviser (the “Trust Investment Management Agreement” and, together with the Gold Miners Investment Management Agreement, the “Investment Management Agreement”). Under the Investment Management Agreement, the Adviser, subject to the supervision of the Board and in conformity with the stated investment policies of each Fund, manages the investment of the Funds’ assets. The Adviser is responsible for placing purchase and sale orders and providing continuous supervision of the investment portfolio of the Funds.

          Pursuant to the Investment Management Agreement, the Trust has agreed to indemnify the Adviser for certain liabilities, including certain liabilities arising under the federal securities laws, unless such loss or liability results from willful misfeasance, bad faith or gross negligence in the performance of its duties or the reckless disregard of its obligations and duties.

          Compensation. As compensation for its services under each Investment Management Agreement, the Adviser is paid a monthly fee based on a percentage of each Fund’s average daily net assets at the annual rate of 0.50%. From time to time, the Adviser may waive all or a portion of its fees. Until at least May 1, 2011, the Adviser has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of each Fund (excluding interest expense, offering costs, trading expenses, taxes and extraordinary expenses) from exceeding 0.53% (with respect to Market Vectors Gold Miners ETF), 0.55% (with respect to Market Vectors Environmental Services ETF and Market Vectors Steel ETF), 0.56% (with respect to Market Vectors Agribusiness ETF), 0.59% (with respect to to Market Vectors Coal ETF and Market Vectors Junior Gold Miners ETF), 0.62% (with respect to Market Vectors Global Alternative Energy ETF, Market Vectors Nuclear Energy ETF and Market Vectors Russia ETF), 0.65% (with respect Market Vectors Gaming ETF, Market Vectors RVE Hard Assets Producers ETF and Market Vectors Solar Energy ETF), 0.68% (with respect to Market Vectors Indonesia Index ETF), 0.71% (with respect to Market Vectors Brazil Small-Cap ETF), 0.76% (with respect to Market Vectors Poland ETF), 0.83% (with respect to Market Vectors Africa Index ETF), 0.97% (with respect to Market Vectors Vietnam ETF) and 0.98% (with respect to Market Vectors Gulf States Index ETF) of its average daily net assets per year. Offering costs excluded from the expense caps are: (a) legal fees pertaining to a Fund’s Shares offered for sale; (b) SEC and state registration fees; and (c) initial fees paid for Shares of a Fund to be listed on an exchange.

          The management fees paid by each Fund and the expenses waived or assumed by the Adviser during the Funds’ fiscal years ended December 31, 2007, 2008 and 2009, as applicable, or, if the Fund has not been in existence for a full fiscal year, since the commencement of operations of that Fund are set forth in the chart below.

	Management Fees Paid During the Fiscal Year Ended December 31,			Expenses Waived or Assumed by the Adviser During the Fiscal Year Ended December 31,			Date of Commencement of Operations of the Fund

Fund	2007	2008	2009	2007	2008	2009

Market Vectors Africa Index ETF	N/A	$11,442	$94,606	N/A	$52,003	$110,325	07/10/08
Market Vectors Agribusiness ETF	$509,538	$6,398,915	$6,451,161	$0	$0	$0	08/31/07
Market Vectors Brazil Small-Cap ETF	N/A	N/A	$892,535	N/A	N/A	$0	05/12/09
Market Vectors Coal ETF	N/A	$1,102,300	$1,306,388	N/A	$0	$0	01/10/08
Market Vectors Environmental Services ETF	$155,589	$180,262	$105,309	$97,596	$45,468	$63,750	10/10/06
Market Vectors Gaming ETF	N/A	$14,960	$388,863	N/A	$95,694	$36,878	01/22/08
Market Vectors Global Alternative Energy ETF	$290,571	$1,366,880	$1,045,995	$49,312	$0	$15,372	05/03/07
Market Vectors Gold Miners ETF	$3,778,313	$8,946,585	$22,155,522	$343,114	$163,023	$0	05/16/06
Market Vectors Gulf States Index ETF	N/A	$13,643	$32,894	N/A	$52,003	$240,048	07/22/08
Market Vectors Indonesia Index ETF	N/A	N/A	$339,351	N/A	N/A	$6,597	01/15/09
Market Vectors Junior Gold Miners ETF	N/A	N/A	$321,201	N/A	N/A	$0	11/10/09
Market Vectors Nuclear Energy ETF	$161,817	$907,538	$763,227	$20,143	$0	$0	08/13/07
Market Vectors Poland ETF	N/A	N/A	$2,421	N/A	N/A	$31,708	11/24/09
Market Vectors Russia ETF	$815,023	$4,474,728	$3,957,791	$19,360	$0	$782,094	04/24/07
Market Vectors RVE Hard Assets Producers ETF	N/A	$14,306	$261,215	N/A	$42,099	$173,336	08/29/08
Market Vectors Solar Energy ETF	N/A	$76,827	$127,023	N/A	$89,752	$75,854	04/21/08
Market Vectors Steel ETF	$614,615	$1,191,221	$1,042,654	$93,890	$118,602	$75,361	10/10/06
Market Vectors Vietnam ETF	N/A	N/A	$105,980	N/A	N/A	$0	08/11/09

          Term. Each Investment Management Agreement is subject to annual approval by (1) the Board or (2) a vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of each Fund, provided that in either event such continuance also is approved by a majority of the Board who are not interested persons (as defined in the 1940 Act) of the Trust by a vote cast in person at a meeting called for the purpose of voting on such approval. Each Investment Management Agreement is terminable without penalty, on 60 days notice, by the Board or by a vote of the holders of a majority (as defined in the 1940 Act) of a Fund’s outstanding voting securities. Each Investment Management Agreement is also terminable upon 60 days notice by the Adviser and will terminate automatically in the event of its assignment (as defined in the 1940 Act).

The Administrator

          Van Eck Associates Corporation also serves as administrator for the Trust pursuant to each Investment Management Agreement. Under each Investment Management Agreement, the Adviser is obligated on a continuous basis to provide such administrative services as the Board of the Trust reasonably deems necessary for the proper administration of the Trust and the Funds. The Adviser will generally assist in all aspects of the Trust’s and the Funds’ operations; supply and maintain office facilities, statistical and research data, data processing services, clerical, accounting (only with respect to Market Vectors Gold Miners ETF), bookkeeping and record keeping services (including without limitation the maintenance of such books and records as are required under the 1940 Act and the rules thereunder, except as maintained by other agents), internal auditing, executive and administrative services, and stationery and office supplies; prepare reports to shareholders or investors; prepare and file tax returns; supply financial information and supporting data for reports to and filings with the SEC and various state Blue Sky authorities; supply supporting documentation for meetings of the Board; provide monitoring reports and assistance regarding compliance with the Declaration of Trust, by-laws, investment objectives and policies and with federal and state securities laws; arrange for appropriate insurance coverage; calculate NAVs, net income and realized capital gains or losses; and negotiate arrangements with, and supervise and coordinate the activities of, agents and others to supply services.

Custodian and Transfer Agent

          The Bank of New York Mellon (“The Bank of New York”), located at 101 Barclay Street, New York, NY 10286, serves as custodian for the Funds pursuant to a Custodian Agreement. As Custodian, The Bank of New York holds the Funds’ assets. The Bank of New York serves as each Fund’s transfer agent pursuant to a Transfer Agency Agreement. The Bank of New York may be reimbursed by each Fund for its out-of-pocket expenses. In addition, The Bank of New York provides various accounting services to each of the Funds, except for Market Vectors Gold Miners ETF, pursuant to a fund accounting agreement. The Adviser pays a portion of the fee that it receives from Market Vectors Gold Miners ETF to The Bank of New York for providing fund accounting services to Market Vectors Gold Miners ETF.

The Distributor

          Van Eck Securities Corporation (the “Distributor”) is the principal underwriter and distributor of Shares. Its principal address is 335 Madison Avenue, New York, New York 10017 and investor information can be obtained by calling 1-888-MKT-VCTR. The Distributor has entered into an agreement with the Trust which will continue from its effective date unless terminated by either party upon 60 days’ prior written notice to the other party by the Trust and the Adviser, or by the Distributor, or until termination of the Trust or each Fund offering its Shares, and which is renewable annually thereafter (the “Distribution Agreement”), pursuant to which it distributes Shares. Shares will be continuously offered for sale by the Trust through the Distributor only in Creation Units, as described below under “Creation and Redemption of Creation Units—Procedures for Creation of Creation Units.” Shares in less than Creation Units are not distributed by the Distributor. The Distributor will deliver a prospectus to persons purchasing Shares in Creation Units and will maintain records of both orders placed with it and confirmations of acceptance furnished by it. The Distributor is a broker-dealer registered under the Exchange Act and a member of the Financial Industry Regulatory Authority (“FINRA”). The Distributor has no role in determining the investment policies of the Trust or which securities are to be purchased or sold by the Trust.

          The Distributor may also enter into sales and investor services agreements with broker-dealers or other persons that are Participating Parties and DTC Participants (as defined below) to provide distribution assistance, including broker-dealer and shareholder support and educational and promotional services but must pay such broker-dealers or other persons, out of its own assets.

          The Distribution Agreement provides that it may be terminated at any time, without the payment of any penalty: (i) by vote of a majority of the Independent Trustees or (ii) by vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the Funds, on at least 60 days written notice to the Distributor. The Distribution Agreement is also terminable upon 60 days notice by the Distributor and will terminate automatically in the event of its assignment (as defined in the 1940 Act).

Other Accounts Managed by the Portfolio Managers

	Other Accounts Managed (As of December 31, 2009)			Accounts with respect to which the advisory fee is based on the performance of the account

Name of Portfolio Manager	Category of Account	Number of Accounts in Category	Total Assets in Accounts in Category	Number of Accounts in Category	Total Assets in Accounts in Category

Hao-Hung (Peter) Liao	Registered investment companies	21	$12,127,920,901.75	0	$0

	Other pooled investment vehicles	0	$0	0	$0

	Other accounts	0	$0	0	$0

George Cao	Registered investment companies	18	$12,110,533,746.16	0	$0

	Other pooled investment vehicles	0	$0	0	$0

	Other accounts	0	$0	0	$0

          Although the funds in the Trust that are managed by Messrs. Liao and Cao may have different investment strategies, each has an investment objective of seeking to replicate, before fees and expenses, its respective underlying index. The Adviser does not believe that management of the various accounts presents a material conflict of interest for Messrs. Liao and Cao or the Adviser.

Portfolio Manager Compensation

          The portfolio managers are paid a fixed base salary and a bonus. The bonus is based upon the quality of investment analysis and the management of the funds. The quality of management of the funds includes issues of replication, rebalancing, portfolio monitoring and efficient operation, among other factors. Portfolio managers who oversee accounts with significantly different fee structures are generally compensated by discretionary bonus rather than a set formula to help reduce potential conflicts of interest. At times, the Adviser and its affiliates manage accounts with incentive fees.

Portfolio Manager Share Ownership

          The portfolio holdings of Messrs. Liao and Cao, as of December 31, 2009 are shown below.

Hao-Hung (Peter) Liao

Dollar Range

Fund	None	$1 to $10,000	$10,001 to $50,000	$50,001 to $100,000	$100,001 to $500,000	$500,001 to $1,000,000	Over $1,000,000

Market Vectors Agribusiness ETF		X
Market Vectors Coal ETF		X
Market Vectors Environmental Services ETF		X
Market Vectors Global Alternative Energy ETF		X
Market Vectors Gold Miners ETF		X
Market Vectors Gulf States Index ETF		X
Market Vectors Nuclear Energy ETF		X
Market Vectors Russia ETF		X

George Cao

Dollar Range

Fund	None	$1 to $10,000	$10,001 to $50,000	$50,001 to $100,000	$100,001 to $500,000	$500,001 to $1,000,000	Over $1,000,000

Market Vectors Agribusiness ETF		X

BROKERAGE TRANSACTIONS

          When selecting brokers and dealers to handle the purchase and sale of portfolio securities, the Adviser looks for prompt execution of the order at a favorable price. Generally, the Adviser works with recognized dealers in these securities, except when a better price and execution of the order can be obtained elsewhere. The Funds will not deal with affiliates in principal transactions unless permitted by exemptive order or applicable rule or regulation. The Adviser owes a duty to its clients to provide best execution on trades effected. Since the investment objective of each Fund is investment performance that corresponds to that of an Index, the Adviser does not intend to select brokers and dealers for the purpose of receiving research services in addition to a favorable price and prompt execution either from that broker or an unaffiliated third party.

          The Adviser assumes general supervision over placing orders on behalf of the Trust for the purchase or sale of portfolio securities. If purchases or sales of portfolio securities of the Trust and one or more other investment companies or clients supervised by the Adviser are considered at or about the same time, transactions in such securities are allocated among the several investment companies and clients in a manner deemed equitable to all by the Adviser. In some cases, this procedure could have a detrimental effect on the price or volume of the security so far as the Trust is concerned. However, in other cases, it is possible that the ability to participate in volume transactions and to negotiate lower brokerage commissions will be beneficial to the Trust. The primary consideration is best execution.

          Portfolio turnover may vary from year to year, as well as within a year. High turnover rates are likely to result in comparatively greater brokerage expenses and taxable distributions. The overall reasonableness of brokerage commissions is evaluated by the Adviser based upon its knowledge of available information as to the general level of commissions paid by other institutional investors for comparable services.

          The aggregate brokerage commissions paid by each Fund during the Fund’s fiscal years ended December 31, 2007, 2008 and 2009, as applicable, or, if the Fund has not been in existence for a full fiscal year, since the commencement of operations of that Fund are set forth in the chart below.

	Brokerage Commissions Paid During the Fiscal Year Ended December 31,			Date of Commencement of Operations of the Fund

Fund	2007	2008	2009

Market Vectors Africa Index ETF	N/A	$48,053	$144,870	07/10/08
Market Vectors Brazil Small-Cap ETF	N/A	N/A	$943,802	05/12/09
Market Vectors Agribusiness ETF	$90,673	$790,923	$629,412	08/31/07
Market Vectors Coal ETF	N/A	$201,869	$186,165	01/10/08
Market Vectors Environmental Services ETF	$0	$10,275	$7,941	10/10/06
Market Vectors Gaming ETF	N/A	$4,314	$57,078	01/22/08
Market Vectors Global Alternative Energy ETF	$3,414	$113,145	$144,603	05/03/07
Market Vectors Gold Miners ETF	$81,957	$485,780	$1,005,913	05/16/06
Market Vectors Gulf States Index ETF	N/A	$29,004	$33,534	07/22/08
Market Vectors Indonesia Index ETF	N/A	N/A	$31,478	01/15/09
Market Vectors Junior Gold Miners ETF	N/A	N/A	$163,323	11/10/09
Market Vectors Nuclear Energy ETF	$0	$60,455	$87,492	08/13/07
Market Vectors Poland ETF	N/A	N/A	$856	11/24/09
Market Vectors Russia ETF	$167,208	$814,506	$724,884	04/24/07
Market Vectors RVE Hard Assets Producers ETF	N/A	$3,005	$20,367	08/29/08
Market Vectors Solar Energy ETF	N/A	$12,319	$17,566	04/21/08
Market Vectors Steel ETF	$1,452	$2,516	$67,277	10/10/06
Market Vectors Vietnam ETF	N/A	N/A	$191,675	08/11/09

BOOK ENTRY ONLY SYSTEM

          The following information supplements and should be read in conjunction with the section in the Funds’ Prospectus entitled “Shareholder Information—Buying and Selling Exchange-Traded Shares.”

          The Depository Trust Company (“DTC”) acts as securities depositary for the Shares. Shares of the Funds are represented by securities registered in the name of DTC or its nominee and deposited with, or on behalf of, DTC. Certificates will not be issued for Shares.

          DTC, a limited-purpose trust company, was created to hold securities of its participants (the ”DTC Participants”) and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the NYSE and FINRA. Access to the DTC system is also available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (the “Indirect Participants”).

          Beneficial ownership of Shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in Shares (owners of such beneficial interests are referred to herein as “Beneficial Owners”) is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase of Shares.

          Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows. Pursuant to the Depositary Agreement between the Trust and DTC, DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of the Shares holdings of each DTC Participant. The Trust shall inquire of each such DTC Participant as to the number of Beneficial Owners holding Shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

          Share distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all Shares. DTC or its nominee, upon receipt of any such distributions, shall credit immediately DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in Shares as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of Shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants.

          The Trust has no responsibility or liability for any aspects of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such Shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.

          DTC may determine to discontinue providing its service with respect to the Shares at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action either to find a replacement for DTC to perform its functions at a comparable cost or, if such a replacement is unavailable, to issue and deliver printed certificates representing ownership of Shares, unless the Trust makes other arrangements with respect thereto satisfactory to the Exchange.

CREATION AND REDEMPTION OF CREATION UNITS

General

          The Funds issue and sell Shares only in Creation Units on a continuous basis through the Distributor, without an initial sales load, at their NAV next determined after receipt, on any Business Day (as defined herein), of an order in proper form.

          A “Business Day” with respect to the Funds is any day on which the NYSE is open for business. As of the date of each Prospectus, the NYSE observes the following holidays: New Year’s Day, Martin Luther King, Jr. Day, President’s Day (Washington’s Birthday), Good Friday, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Fund Deposit

          The consideration for a purchase of Creation Units of a Fund (except Market Vectors Africa Index ETF, Market Vectors Brazil Small-Cap ETF, Market Vectors Gulf States Index ETF, Market Vectors Russia ETF and Market Vectors Vietnam ETF) generally consists of the in-kind deposit of a designated portfolio of equity securities (the “Deposit Securities”) that comprise each Fund’s Index and an amount of cash computed as described below (the “Cash Component”) or, as permitted or required by a Fund, of cash. The Cash Component together with the Deposit Securities, as applicable, are referred to as the “Fund Deposit,” which represents the minimum initial and subsequent investment amount for Shares. Due to various legal and operational constraints in certain countries in which Market Vectors Africa Index ETF, Market Vectors Brazil Small-Cap ETF, Market Vectors Gulf States Index ETF, Market Vectors Russia ETF and Market Vectors Vietnam ETF invest, Creation Units of Market Vectors Africa Index ETF and Market Vectors Russia ETF are issued partially for cash and partially in-kind for securities generally included in such Fund’s Index and Creation Units of Market Vectors Brazil Small-Cap ETF, Market Vectors Gulf States Index ETF and Market Vectors Vietnam ETF are issued principally for cash. The Cash Component represents the difference between the NAV of a Creation Unit and the market value of Deposit Securities and may include a Dividend Equivalent Payment. The “Dividend Equivalent Payment” enables each Fund to make a complete distribution of dividends on the next dividend payment date, and is an amount equal, on a per Creation Unit basis, to the dividends on all the securities held by the Fund (“Fund Securities”) with ex-dividend dates within the accumulation period for such distribution (the “Accumulation Period”), net of expenses and liabilities for such period, as if all of the Fund Securities had been held by the Trust for the entire Accumulation Period. The Accumulation Period begins on the ex-dividend date for each Fund and ends on the next ex-dividend date.

          The Administrator, through the NSCC, makes available on each Business Day, immediately prior to the opening of business on the Exchange (currently 9:30 a.m. Eastern time), the list of the names and the required number of shares of each Deposit Security to be included in the current Fund Deposit (based on information at the end of the previous Business Day) as well as the Cash Component for each Fund. Such Fund Deposit is applicable, subject to any adjustments as described below, in order to effect creations of Creation Units of each Fund until such time as the next-announced Fund Deposit composition is made available.

          The identity and number of shares of the Deposit Securities required for a Fund Deposit for each Fund changes as rebalancing adjustments and corporate action events are reflected from time to time by the Adviser with a view to the investment objective of a Fund. The composition of the Deposit Securities may also change in response to adjustments to the weighting or composition of the securities constituting each Fund’s respective Index. In addition, the Trust reserves the right to accept a basket of securities or cash that differs from Deposit Securities or to permit or require the substitution of an amount of cash (i.e., a “cash in lieu” amount) to be added to the Cash Component to replace any Deposit Security which may, among other reasons, not be available in sufficient quantity for delivery, not be permitted to be re-registered in the name of the Trust as a result of an in-kind creation order pursuant to local law or market convention or which may not be eligible for transfer through the Clearing Process (described below), or which may not be eligible for trading by a Participating Party (defined below). In light of the foregoing, in order to seek to replicate the in-kind creation order process, the Trust expects to purchase the Deposit Securities represented by the cash in lieu amount in the secondary market (“Market Purchases”). In such cases where the Trust makes Market Purchases because a Deposit Security may not be permitted to be re-registered in the name of the Trust as a result of an in-kind creation order pursuant to local law or market convention, or for other reasons, the Authorized Participant will reimburse the Trust for, among other things, any difference between the market value at which the securities were purchased by the Trust and the cash in lieu amount (which amount, at the Adviser’s discretion, may be capped), applicable registration fees and taxes. Brokerage commissions incurred in connection with the Trust’s acquisition of Deposit Securities will be at the expense of each Fund and will affect the value of all Shares of the Fund; but the Adviser may adjust the transaction fee to the extent the composition of the Deposit Securities changes or cash in lieu is added to the Cash Component to protect ongoing shareholders. The adjustments described above will reflect changes, known to the Adviser on the date of announcement to be in effect by the time of delivery of the Fund Deposit, in the composition of the relevant Index or resulting from stock splits and other corporate actions.

          In addition to the list of names and numbers of securities constituting the current Deposit Securities of a Fund Deposit, the Administrator, through the NSCC, also makes available (i) on each Business Day, the Dividend Equivalent Payment, if any, and the estimated Cash Component effective through and including the previous Business Day, per outstanding Shares of the Fund, and (ii) on a continuous basis throughout the day, the Indicative Per Share Portfolio Value.

Procedures for Creation of Creation Units

          To be eligible to place orders with the Distributor to create Creation Units of the Funds, an entity or person either must be (1) a “Participating Party,” i.e., a broker-dealer or other participant in the Clearing Process through the Continuous Net Settlement System of the NSCC; or (2) a DTC Participant (see “Book Entry Only System”); and, in either case, must have executed an agreement with the Trust and with the Distributor with respect to creations and redemptions of Creation Units outside the Clearing Process (“Participant Agreement”) (discussed below). All Creation Units of the Funds, however created, will be entered on the records of the Depository in the name of Cede & Co. for the account of a DTC Participant.

          All orders to create Creation Units must be placed in multiples of 50,000 Shares (i.e., a Creation Unit). All orders to create Creation Units, whether through the Clearing Process or outside the Clearing Process, must be received by the Distributor no later than the closing time of the regular trading session on NYSE Arca (“Closing Time”) (ordinarily 4:00 p.m. Eastern time) on the date such order is placed in order for creation of Creation Units to be effected based on the NAV of the Fund as determined on such date. A “Custom Order” may be placed by an Authorized Participant in the event that the Trust permits or requires the substitution of an amount of cash to be added to the Cash Component to replace any Deposit Security which may not be available in sufficient quantity for delivery or which may not be eligible for trading by such Authorized Participant or the investor for which it is acting, or other relevant reason. The date on which a creation order (or order to redeem as discussed below) is placed is herein referred to as the “Transmittal Date.” Orders must be transmitted by telephone or other transmission method acceptable to the Distributor pursuant to procedures set forth in the Participant Agreement, as described below (see “—Placement of Creation Orders Using Clearing Process”). Severe economic or market disruptions or changes, or telephone or other communication failure, may impede the ability to reach the Distributor, a Participating Party or a DTC Participant.

          Creation Units may be created in advance of the receipt by the Trust of all or a portion of the Fund Deposit. In such cases, the Participating Party will remain liable for the full deposit of the missing portion(s) of the Fund Deposit and will be required to post collateral with the Trust consisting of cash at least equal to a percentage of the marked-to-market value of such missing portion(s) that is specified in the Participant Agreement. The Trust may use such collateral to buy the missing portion(s) of the Fund Deposit at any time and will subject such Participating Party to liability for any shortfall between the cost to the Trust of purchasing such securities and the value of such collateral. The Trust will have no liability for any such shortfall. The Trust will return any unused portion of the collateral to the Participating Party once the entire Fund Deposit has been properly received by the Distributor and deposited into the Trust.

          Orders to create Creation Units of the Funds shall be placed with a Participating Party or DTC Participant, as applicable, in the form required by such Participating Party or DTC Participant. Investors should be aware that their particular broker may not have executed a Participant Agreement, and that, therefore, orders to create Creation Units of the Funds may have to be placed by the investor’s broker through a Participating Party or a DTC Participant who has executed a Participant Agreement. At any given time there may be only a limited number of broker-dealers that have executed a Participant Agreement. Those placing orders to create Creation Units of the Funds through the Clearing Process should afford sufficient time to permit proper submission of the order to the Distributor prior to the Closing Time on the Transmittal Date.

          Orders for creation that are effected outside the Clearing Process are likely to require transmittal by the DTC Participant earlier on the Transmittal Date than orders effected using the Clearing Process. Those persons placing orders outside the Clearing Process should ascertain the deadlines applicable to DTC and the Federal Reserve Bank wire system by contacting the operations department of the broker or depository institution effectuating such transfer of Deposit Securities and Cash Component.

          Orders to create Creation Units of the Fund may be placed through the Clearing Process utilizing procedures applicable to domestic funds for domestic securities (“Domestic Funds”) (see “—Placement of Creation Orders Using Clearing Process”) or outside the Clearing Process utilizing the procedures applicable to either Domestic Funds or foreign funds for foreign securities (see “—Placement of Creation Orders Outside Clearing Process—Domestic Funds” and “—Placement of Creation Orders Outside Clearing Process—Foreign Funds”). In the event that a Fund includes both domestic and foreign securities, the time for submitting orders is as stated in the “Placement of Creation Orders Outside Clearing Process—Foreign Funds” and “Placement of Redemption Orders Outside Clearing Process—Foreign Funds” sections below shall operate.

Placement of Creation Orders Using Clearing Process

          Fund Deposits created through the Clearing Process, if available, must be delivered through a Participating Party that has executed a Participant Agreement with the Distributor and with the Trust (as the same may be from time to time amended in accordance with its terms).

          The Participant Agreement authorizes the Distributor to transmit to NSCC on behalf of the Participating Party such trade instructions as are necessary to effect the Participating Party’s creation order. Pursuant to such trade instructions from the Distributor to NSCC, the Participating Party agrees to transfer the requisite Deposit Securities (or contracts to purchase such Deposit Securities that are expected to be delivered in a “regular way” manner by the third (3rd) Business Day) and the Cash Component to the Trust, together with such additional information as may be required by the Distributor. An order to create Creation Units of the Funds through the Clearing Process is deemed received by the Distributor on the Transmittal Date if (i) such order is received by the Distributor not later than the Closing Time on such Transmittal Date and (ii) all other procedures set forth in the Participant Agreement are properly followed.

Placement of Creation Orders Outside Clearing Process—Domestic Funds

          Fund Deposits created outside the Clearing Process must be delivered through a DTC Participant that has executed a Participant Agreement with the Distributor and with the Trust. A DTC Participant who wishes to place an order creating Creation Units of the Funds to be effected outside the Clearing Process need not be a Participating Party, but such orders must state that the DTC Participant is not using the Clearing Process and that the creation of Creation Units will instead be effected through a transfer of securities and cash. The Fund Deposit transfer must be ordered by the DTC Participant in a timely fashion so as to ensure the delivery of the requisite number of Deposit Securities through DTC to the account of the Trust by no later than 11:00 a.m. Eastern time, of the next Business Day immediately following the Transmittal Date. All questions as to the number of Deposit Securities to be delivered, and the validity, form and eligibility (including time of receipt) for the deposit of any tendered securities, will be determined by the Trust, whose determination shall be final and binding. The cash equal to the Cash Component must be transferred directly to the Distributor through the Federal Reserve wire system in a timely manner so as to be received by the Distributor no later than 2:00 p.m. Eastern time, on the next Business Day immediately following the Transmittal Date. An order to create Creation Units of the Funds outside the Clearing Process is deemed received by the Distributor on the Transmittal Date if (i) such order is received by the Distributor not later than the Closing Time on such Transmittal Date; and (ii) all other procedures set forth in the Participant Agreement are properly followed. However, if the Distributor does not receive both the requisite Deposit Securities and the Cash Component in a timely fashion on the next Business Day immediately following the Transmittal Date, such order will be cancelled. Upon written notice to the Distributor, such cancelled order may be resubmitted the following Business Day using a Fund Deposit as newly constituted to reflect the current NAV of the applicable Fund. The delivery of Creation Units so created will occur no later than the third (3rd) Business Day following the day on which the creation order is deemed received by the Distributor.

          Additional transaction fees may be imposed with respect to transactions effected outside the Clearing Process (through a DTC participant) and in circumstances in which any cash can be used in lieu of Deposit Securities to create Creation Units. (See “Creation Transaction Fee” section below.)

Placement of Creation Orders Outside Clearing Process—Foreign Funds

          An order for Creation Units must be placed by 4:00 p.m. Eastern time. The Distributor will inform the Transfer Agent, the Adviser and the Custodian upon receipt of a Creation Order. The Custodian will then provide such information to the appropriate custodian. For each Fund, the Custodian will cause the subcustodian of such Fund to maintain an account into which the Deposit Securities (or the cash value of all or part of such securities, in the case of a permitted or required cash purchase or “cash in lieu” amount) will be delivered. Deposit Securities must be delivered to an account maintained at the applicable local custodian. The Trust must also receive, on or before the contractual settlement date, immediately available or same day funds estimated by the Custodian to be sufficient to pay the Cash Component next determined after receipt in proper form of the purchase order, together with the creation transaction fee described below.

          Once the Trust has accepted a creation order, the Trust will confirm the issuance of a Creation Unit of the Fund against receipt of payment, at such NAV as will have been calculated after receipt in proper form of such order. The Distributor will then transmit a confirmation of acceptance of such order.

          Creation Units will not be issued until the transfer of good title to the Trust of the Deposit Securities and the payment of the Cash Component have been completed. When the subcustodian has confirmed to the Custodian that the required Deposit Securities (or the cash value thereof) have been delivered to the account of the relevant subcustodian, the Distributor and the Adviser will be notified of such delivery and the Trust will issue and cause the delivery of the Creation Units.

Acceptance of Creation Order

          The Trust reserves the absolute right to reject a creation order transmitted to it by the Distributor if, for any reason, (a) the order is not in proper form; (b) the creator or creators, upon obtaining the Shares, would own 80% or more of the currently outstanding Shares of the Funds; (c) the Deposit Securities delivered are not as specified by the Administrator, as described above; (d) acceptance of the Deposit Securities would have certain adverse tax consequences to the Funds; (e) the acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; (f) the acceptance of the Fund Deposit would otherwise, in the discretion of the Trust or the Adviser, have an adverse effect on the Trust or the rights of beneficial owners; or (g) in the event that circumstances outside the control of the Trust, the Distributor and the Adviser make it for all practical purposes impossible to process creation orders. Examples of such circumstances include, without limitation, acts of God or public service or utility problems such as earthquakes, fires, floods, extreme weather conditions and power outages resulting in telephone, telecopy and computer failures; wars; civil or military disturbances, including acts of civil or military authority or governmental actions; terrorism; sabotage; epidemics; riots; labor disputes; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Trust, the Adviser, the Distributor, DTC, the NSCC or any other participant in the creation process, and similar extraordinary events. The Trust shall notify a prospective creator of its rejection of the order of such person. The Trust and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits nor shall either of them incur any liability for the failure to give any such notification.

          All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by the Trust, and the Trust’s determination shall be final and binding.

Creation Transaction Fee

          A fixed creation transaction fee of $1,000 payable to the Custodian is imposed on each creation transaction regardless of the number of Creation Units purchased in the transaction. In addition, a variable charge for cash creations or for creations outside the Clearing Process currently of up to four times the basic creation transaction fee will be imposed. In the case of cash creations or where the Trust permits or requires a creator to substitute cash in lieu of depositing a portion of the Deposit Securities, the creator may be assessed an additional variable charge to compensate the Funds for the costs associated with purchasing the applicable securities. (See “Fund Deposit” section above.) The Fund may adjust these fees from time to time based upon actual experience. As a result, in order to seek to replicate the in-kind creation order process, the Trust expects to purchase, in the secondary market or otherwise gain exposure to, the portfolio securities that could have been delivered as a result of an in-kind creation order pursuant to local law or market convention, or for other reasons (“Market Purchases”). In such cases where the Trust makes Market Purchases, the Authorized Participant will reimburse the Trust for, among other things, any difference between the market value at which the securities and/or financial instruments were purchased by the Trust and the cash in lieu amount (which amount, at the Adviser’s discretion, may be capped), applicable registration fees, brokerage commissions and certain taxes. The Adviser may adjust the transaction fee to the extent the composition of the creation securities changes or cash in lieu is added to the Cash Component to protect ongoing shareholders. Creators of Creation Units are responsible for the costs of transferring the securities constituting the Deposit Securities to the account of the Trust.

Redemption of Creation Units

          Shares may be redeemed only in Creation Units at their NAV next determined after receipt of a redemption request in proper form by the Distributor, only on a Business Day and only through a Participating Party or DTC Participant who has executed a Participant Agreement. The Trust will not redeem Shares in amounts less than Creation Units. Beneficial Owners also may sell Shares in the secondary market, but must accumulate enough Shares to constitute a Creation Unit in order to have such Shares redeemed by the Trust. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of Shares to constitute a redeemable Creation Unit. See, with respect to each Fund, the section entitled “Summary Information—Principal Risks of Investing in the Fund” and “Additional Information About the Funds’ Investment Strategies and Risks—Risks of Investing in the Fund” in each Fund’s Prospectus.

          The Administrator, through NSCC, makes available immediately prior to the opening of business on the Exchange (currently 9:30 a.m. Eastern time) on each day that the Exchange is open for business, the Fund Securities that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as defined below) on that day. Unless cash redemptions are permitted or required for a Fund, the redemption proceeds for a Creation Unit generally consist of Fund Securities as announced by the Administrator on the Business Day of the request for redemption, plus cash in an amount equal to the difference between the NAV of the Shares being redeemed, as next determined after a receipt of a request in proper form, and the value of the Fund Securities, less the redemption transaction fee and variable fees described below. The redemption transaction fee of $1,000 is deducted from such redemption proceeds. Should the Fund Securities have a value greater than the NAV of the Shares being redeemed, a compensating cash payment to the Trust equal to the differential plus the applicable redemption transaction fee will be required to be arranged for by or on behalf of the redeeming shareholder. Each Fund reserves the right to honor a redemption request by delivering a basket of securities or cash that differs from the Fund Securities.

Redemption Transaction Fee

          The basic redemption transaction fees are the same no matter how many Creation Units are being redeemed pursuant to any one redemption request. An additional charge up to four times the redemption transaction fee will be charged with respect to cash redemptions or redemptions outside of the Clearing Process. An additional variable charge for cash redemptions or partial cash redemptions (when cash redemptions are permitted or required for a Fund) may also be imposed to compensate the applicable Fund for the costs associated with selling the applicable securities. The Funds may adjust these fees from time to time based upon actual experience. As a result, in order to seek to replicate the in-kind redemption order process, the Trust expects to sell, in the secondary market, the portfolio securities or settle any financial instruments that may not be permitted to be re-registered in the name of the Participating Party as a result of an in-kind redemption order pursuant to local law or market convention, or for other reasons (“Market Sales”). In such cases where the Trust makes Market Sales, the Authorized Participant will reimburse the Trust for, among other things, any difference between the market value at which the securities and/or financial instruments were sold or settled by the Trust and the cash in lieu amount (which amount, at the Adviser’s discretion, may be capped), applicable registration fees, brokerage commissions and certain taxes. The Adviser may adjust the transaction fee to the extent the composition of the redemption securities changes or cash in lieu is added to the Cash Component to protect ongoing shareholders. Investors who use the services of a broker or other such intermediary may be charged a fee for such services.

Placement of Redemption Orders Using Clearing Process

          Orders to redeem Creation Units of the Funds through the Clearing Process, if available, must be delivered through a Participating Party that has executed the Participant Agreement with the Distributor and with the Trust (as the case may be from time to time amended in accordance with its terms). An order to redeem Creation Units of the Funds using the Clearing Process is deemed received on the Transmittal Date if (i) such order is received by the Distributor not later than 4:00 p.m. Eastern time on such Transmittal Date; and (ii) all other procedures set forth in the Participant Agreement are properly followed; such order will be effected based on the NAV of the applicable Fund as next determined. An order to redeem Creation Units of the Funds using the Clearing Process made in proper form but received by the Fund after 4:00 p.m. Eastern time, will be deemed received on the next Business Day immediately following the Transmittal Date. The requisite Fund Securities (or contracts to purchase such Fund Securities which are expected to be delivered in a “regular way” manner) will be transferred by the third (3rd) NSCC Business Day following the date on which such request for redemption is deemed received, and the applicable cash payment.

Placement of Redemption Orders Outside Clearing Process—Domestic Funds

          Orders to redeem Creation Units of the Funds outside the Clearing Process must be delivered through a DTC Participant that has executed the Participant Agreement with the Distributor and with the Trust. A DTC Participant who wishes to place an order for redemption of Creation Units of the Funds to be effected outside the Clearing Process need not be a Participating Party, but such orders must state that the DTC Participant is not using the Clearing Process and that redemption of Creation Units of the Funds will instead be effected through transfer of Creation Units of the Funds directly through DTC. An order to redeem Creation Units of the Funds outside the Clearing Process is deemed received by the Administrator on the Transmittal Date if (i) such order is received by the Administrator not later than 4:00 p.m. Eastern time on such Transmittal Date; (ii) such order is preceded or accompanied by the requisite number of Shares of Creation Units specified in such order, which delivery must be made through DTC to the Administrator no later than 11:00 a.m. Eastern time, on such Transmittal Date (the “DTC Cut-Off-Time”); and (iii) all other procedures set forth in the Participant Agreement are properly followed.

          After the Administrator has deemed an order for redemption outside the Clearing Process received, the Administrator will initiate procedures to transfer the requisite Fund Securities (or contracts to purchase such Fund Securities) which are expected to be delivered within three Business Days and the cash redemption payment to the redeeming Beneficial Owner by the third Business Day following the Transmittal Date on which such redemption order is deemed received by the Administrator. An additional variable redemption transaction fee of up to four times the basic transaction fee is applicable to redemptions outside the Clearing Process.

Placement of Redemption Orders Outside Clearing Process—Foreign Funds

          An order for redemption must be received by 4:00 p.m. Eastern time, for redemptions of Shares. Arrangements satisfactory to the Trust must be in place for the Participating Party to transfer the Creation Units through DTC on or before the settlement date. Redemptions of Shares for Fund Securities will be subject to compliance with applicable U.S. federal and state securities laws and the Funds (whether or not they otherwise permit or require cash redemptions) reserve the right to redeem Creation Units for cash to the extent that the Funds could not lawfully deliver specific Fund Securities upon redemptions or could not do so without first registering the Deposit Securities under such laws.

          In connection with taking delivery of Shares for Fund Securities upon redemption of Creation Units, a redeeming shareholder or entity acting on behalf of a redeeming shareholder must maintain appropriate custody arrangements with a qualified broker-dealer, bank or other custody providers in each jurisdiction in which any of the Fund Securities are customarily traded, to which account such Fund Securities will be delivered. If neither the redeeming shareholder nor the entity acting on behalf of a redeeming shareholder has appropriate arrangements to take delivery of the Fund Securities in the applicable foreign jurisdiction and it is not possible to make other such arrangements, or if it is not possible to effect deliveries of the Fund Securities in such jurisdictions, the Trust may, in its discretion, exercise its option to redeem such Shares in cash, and the redeeming shareholder will be required to receive its redemption proceeds in cash.

          Deliveries of redemption proceeds generally will be made within three business days. Due to the schedule of holidays in certain countries, however, the delivery of redemption proceeds may take longer than three business days after the day on which the redemption request is received in proper form. In such cases, the local market settlement procedures will not commence until the end of the local holiday periods.

          The holidays applicable to the Funds are listed below. The proclamation of new holidays, the treatment by market participants of certain days as “informal holidays” (e.g., days on which no or limited securities transactions occur, as a result of substantially shortened trading hours), the elimination of existing holidays or changes in local securities delivery practices, could affect the information set forth herein at some time in the future. The dates in calendar year 2010 in which the regular holidays affecting the relevant securities markets of the below listed countries are as follows (the following holiday schedule is subject to potential changes in the securities market):

ARGENTINA
January 1	May 25	October 11
March 24	June 21	December 8
April 1	July 9	December 24
April 2	August 16	December 31

AUSTRALIA
January 1	April 2	June 7	September 27	December 28
January 26	April 5	June 14	October 4
March 1	April 26	August 2	November 2
March 8	May 3	August 11	December 27

AUSTRIA
January 1	May 13	November 1
January 6	May 24	December 8
April 2	June 3	December 24
April 5	October 26	December 31

BAHRAIN
January 1	September 11	November 18	December 17
February 25	September 12	December 7
May 1	November 16	December 15
September 9	November 17	December 16

BELGIUM
January 1	May 14	August 16
April 2	May 24	November 1
April 5	July 21	November 11
May 13

BRAZIL
January 1	February 16	June 3	November 2	December 31

January 20	April 2	July 9	November 15
January 25	April 21	September 7	November 30
February 15	April 23	October 12	December 24

CANADA
January 1	May 24	September 6	December 28
January 4	June 24	October 11
February 15	July 1	November 11
April 2	August 2	December 27

CHILE
January 1	July 16	December 31
April 2	October 11
May 21	November 1
June 28	December 8

CHINA
January 1	April 2	July 1	September 29
January 18	April 5	July 5	September 30
February 15	April 6	September 6	October 1
February 16	May 3	September 22	October 11
February 17	May 21	September 23	November 11
February 18	May 31	September 27	November 25
February 19	June 16	September 28	December 27

DENMARK
January 1	April 30	December 24
April 1	May 13	December 31
April 2	May 14
April 5	May 24

FINLAND
January 1	May 13	December 31
January 6	June 25
April 2	December 6
April 5	December 24

EGYPT
January 7	July 1	November 16
April 4	September 12	November 17
April 5	October 6	December 7
April 25	November 15

FRANCE
January 1	July 14
April 2	November 1
April 5	November 11
May 13

GERMANY
January 1	April 5	November 1
January 6	May 13	December 24
February 15	May 24	December 31
April 2	June 3

GREECE
January 1	April 2
January 6	April 5
February 15	May 24
March 25	October 28

HONG KONG
January 1	April 5	July 1	December 27
February 15	April 6	September 23	December 31
February 16	May 21	October 1
April 2	June 16	December 24

HUNGARY
January 1	August 20
March 15	November 1

April 5	December 24
May 24	December 25

INDIA
January 26	March 28	September 2	November 5	December 25
February 27	April 2	September 11	November 17
March 1	May 27	October 2	November 21
March 24	August 15	October 17	December 17

INDONESIA
January 1	May 13	September 7	September 13
February 26	May 28	September 8	November 17
March 16	August 17	September 9	December 7
April 2	September 6	September 10	December 31

IRELAND
January 1	May 3	December 27
March 17	June 7	December 28
April 2	August 2	December 29
April 5	October 25

ITALY
January 1	June 2	December 24
January 6	June 29	December 31
April 2	November 1
April 5	December 8

JAPAN
January 1	April 29	July 19	November 3
February 1	May 3	September 20	November 23
February 11	May 4	September 23	December 23
March 22	May 5	October 11	December 31

KENYA
January 1	May 3	October 20	December 28
April 2	June 1	December 13
April 5	September 11	December 25
May 1	October 11	December 27

KUWAIT
January 1	September 10	November 18
February 25	September 11	November 19
February 26	September 12	November 20
July 9	September 17	December 8

LUXEMBOURG
January 1	May 13	November 1
April 2	May 24	December 25
April 5	June 23	December 26
May 1	August 15

MALAYSIA
January 1	February 26	August 31	December 7
February 1	May 28	September 10
February 15	May 31	November 5
February 16	June 1	November 17

MEXICO
January 1	April 2
February 1	September 16
March 15	November 2
April 1	November 15

MOROCCO
January 1	January 10
January 11	November 17
July 30	November 18
August 20	December 7

NETHERLANDS

January 1	May 5
April 2	May 13
April 5	May 24
April 30

NEW ZEALAND
January 1	February 6	October 26
January 2	April 10	December 25
January 19	April 13	December 28
January 26	June 1

NIGERIA
January 1	May 1	September 11	November 18
February 26	May 29	October 1	December 25
April 2	June 12	November 16	December 26
April 5	September 10	November 17

NORWAY
January 1	May 13	December 31
April 1	May 17
April 2	May 24
April 5	December 24

OMAN
January 1	September 11	November 16	December 8
February 26	September 12	November 17	December 31
July 9	September 13	November 18
July 23	September 20	November 19

PHILIPPINES
January 1	April 12	August 30	December 24
February 25	May 10	September 10	December 30
April 1	June 14	November 1	December 31
April 2	August 23	November 29

POLAND
January 1	June 3
April 2	November 1
April 5	November 11
May 3	December 24

PORTUGAL
January 1	June 3	December 1
February 16	June 10	December 8
April 2	October 5	December 24
April 5	November 1

QATAR
September 9	November 18
September 11	November 19
September 12	November 20
November 17	December 18

RUSSIA
January 1	January 7	March 8	November 4
January 4	January 8	May 3
January 5	February 22	May 10
January 6	February 23	June 14

SAUDI ARABIA
September 9	September 22	November 18	November 23
September 10	November 15	November 19	November 24
September 11	November 16	November 20
September 12	November 17	November 21

SINGAPORE
January 1	May 28	November 17
February 15	August 9
February 16	September 10
April 2	November 5

SOUTH AFRICA
January 1	April 27	December 16
March 22	June 16	December 27
April 2	August 9
April 5	September 24

SOUTH KOREA
January 1	May 21	September 23
February 15	June 2	December 31
March 1	September 21
May 5	September 22

SPAIN
January 1	April 2	November 1	December 24
January 6	April 5	November 9	December 31
March 19	August 16	December 6
April 1	October 12	December 8

SWEDEN
January 1	May 13
January 6	June 25
April 2	December 24
April 5	December 31

SWITZERLAND
January 1	April 5	June 29	December 24
January 6	May 13	September 9	December 31
March 19	May 24	November 1
April 2	June 3	December 8

TAIWAN
January 1	February 16	April 5
February 11	February 17	June 16
February 12	February 18	September 22
February 15	February 19

THAILAND
January 1	April 14	May 27	October 25
March 1	April 15	July 1	December 6
April 6	May 3	July 26	December 10
April 13	May 5	August 12	December 31

TURKEY
January 1	August 30	September 11	November 16
April 23	September 8	October 28	November 17
May 1	September 9	October 29	November 18
May 19	September 10	November 15	November 19

UNITED ARAB EMIRATES
January 1	September 11	December 2
February 26	September 12	December 8
July 10	November 17
August 6	November 18

UNITED KINGDOM
January 1	May 31
April 2	August 30
April 5	December 27
May 3	December 28

VENEZUELA
January 1	March 19	May 1	June 28	November 4
January 4	April 1	May 17	July 5	December 6
February 15	April 2	June 7	July 24	December 25
February 16	April 19	June 24	October 12

VIETNAM
January 1	April 23
February 13	April 30
February 15	May 3
February 16	September 2

          The longest redemption cycle for a Fund is a function of the longest redemption cycle among the countries whose securities comprise the Fund. In the calendar year 2010, the dates of regular holidays affecting the following securities markets present the worst-case redemption cycle* for a Fund as follows:

SETTLEMENT PERIODS GREATER THAN SEVEN DAYS FOR YEAR 2010

	Beginning of Settlement Period	End of Settlement Period	Number of Days in Settlement Period

China	02/10/10	02/22/10	12
	02/11/10	02/23/10	12
	02/12/10	02/24/10	12
	03/29/10	04/07/10	9
	03/30/10	04/08/10	9
	04/01/10	04/09/10	8
	09/20/10	10/04/10	14
	09/21/10	10/05/10	14
	09/24/10	10/06/10	12

Denmark	03/29/10	04/06/10	8
	03/30/10	04/07/10	8
	03/31/10	04/08/10	8

Egypt	11/10/10	11/18/10	8
	11/11/10	11/21/10	10
	11/14/10	11/22/10	8

Hong Kong	03/30/10	04/07/10	8
	03/31/10	04/08/10	8
	04/01/10	04/09/10	8

Indonesia	09/01/10	09/14/10	13
	09/02/10	09/15/10	13
	09/03/10	09/16/10	13

Japan	04/28/10	05/06/10	8
	04/29/10	05/07/10	8
	04/30/10	05/10/10	10

Malaysia	05/25/10	06/02/10	8
	05/26/10	06/03/10	8
	05/27/10	06/04/10	8

Norway	03/29/10	04/06/10	8
	03/30/10	04/07/10	8
	03/31/10	04/08/10	8

Qatar	11/11/10	11/22/10	11

Russia	12/29/10	01/11/11	13
	12/30/10	01/12/11	13
	12/31/10	01/13/11	13

South Korea	09/16/10	09/24/10	8
	09/17/10	09/27/10	10
	09/20/10	09/28/10	8

Spain	03/29/10	04/06/10	8
	03/30/10	04/07/10	8
	03/31/10	04/08/10	8

Taiwan	02/10/10	02/22/10	12

Thailand	04/08/10	04/16/10	8
	04/09/10	04/19/10	10

SETTLEMENT PERIODS GREATER THAN SEVEN DAYS FOR YEAR 2010

	Beginning of Settlement Period	End of Settlement Period	Number of Days in Settlement Period

	04/12/10	04/20/10	8

Turkey	11/12/10	11/22/10	10
	11/15/10	11/23/10	8

United Arab Emirates	09/03/10	09/14/10	11
	09/07/10	09/15/10	8
	09/08/10	09/16/10	8
	11/09/10	11/19/10	10
	11/10/10	11/22/10	12
	11/12/10	11/23/10	11
	11/30/10	12/09/10	9
	12/01/10	12/10/10	9

*	These worst-case redemption cycles are based on information regarding regular holidays, which may be out of date. Based on changes in holidays, longer (worse) redemption cycles are possible.

          The right of redemption may be suspended or the date of payment postponed (1) for any period during which the NYSE is closed (other than customary weekend and holiday closings); (2) for any period during which trading on the NYSE is suspended or restricted; (3) for any period during which an emergency exists as a result of which disposal of the Shares of the Fund or determination of its NAV is not reasonably practicable; or (4) in such other circumstance as is permitted by the SEC.

DETERMINATION OF NET ASSET VALUE

          The following information supplements and should be read in conjunction with the section in the Funds’ Prospectus entitled “Shareholder Information—Determination of NAV.”

          The NAV per share for each Fund is computed by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of Shares outstanding, rounded to the nearest cent. Expenses and fees, including the management fee, are accrued daily and taken into account for purposes of determining NAV. The NAV of each Fund is determined as of the close of the regular trading session on the NYSE (ordinarily 4:00 p.m. Eastern time) on each day that such exchange is open. Any assets or liabilities denominated in currencies other than the U.S. dollar are converted into U.S. dollars at the current market rates on the date of valuation as quoted by one or more sources.

          The values of each Fund’s portfolio securities are based on the securities’ closing prices on local markets when available. If a security’s market price is not readily available or does not otherwise accurately reflect the market value of the security at the time a Fund calculates its NAV, the security will be valued by another method that the Adviser believes will better reflect the security’s market value in accordance with the Trust’s valuation policies and procedures approved by the Board of Trustees. Each Fund may use fair value pricing in a variety of circumstances, including but not limited to, situations where the value of a security in a Fund’s portfolio has been materially affected by events occurring after the close of the market on which the security is principally traded (such as a corporate action or other news that may materially affect the price of a security) or trading in a security has been suspended or halted. In addition, each Fund that holds foreign equity securities currently expects that it will fair value such foreign equity securities held by the Fund each day the Fund calculates its NAV except those securities principally traded on exchanges that close at the same time the Fund calculates its NAV. Accordingly, a Fund’s NAV is expected to reflect certain portfolio securities’ fair values rather than their market prices. Fair value pricing involves subjective judgments and it is possible that a fair value determination for a security is materially different than the value that could be realized upon the sale of the security. In addition, fair value pricing could result in a difference between the prices used to calculate a Fund’s NAV and the prices used by the Fund’s respective Index. This may adversely affect a Fund’s ability to track its respective Index. With respect to securities that are primarily listed on foreign exchanges, the value of a Fund’s portfolio securities may change on days when you will not be able to purchase or sell your Shares.

DIVIDENDS AND DISTRIBUTIONS

          The following information supplements and should be read in conjunction with the section in the Funds’ Prospectus entitled “Shareholder Information—Distributions.”

General Policies

          Dividends from net investment income are declared and paid at least annually by each Fund. Distributions of net realized capital gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis for each Fund to improve its Index tracking or to comply with the distribution requirements of the Internal Revenue Code, in all events in a manner consistent with the provisions of the 1940 Act. In addition, the Trust may distribute at least annually amounts representing the full dividend yield on the underlying portfolio securities of the Funds, net of expenses of the Funds, as if each Fund owned such underlying portfolio securities for the entire dividend period in which case some portion of each distribution may result in a return of capital for tax purposes for certain shareholders.

          Dividends and other distributions on Shares are distributed, as described below, on a pro rata basis to Beneficial Owners of such Shares. Dividend payments are made through DTC Participants and Indirect Participants to Beneficial Owners then of record with proceeds received from the Trust. The Trust makes additional distributions to the minimum extent necessary (i) to distribute the entire annual taxable income of the Trust, plus any net capital gains and (ii) to avoid imposition of the excise tax imposed by Section 4982 of the Internal Revenue Code. Management of the Trust reserves the right to declare special dividends if, in its reasonable discretion, such action is necessary or advisable to preserve the status of each Fund as a regulated investment company (“RIC”) or to avoid imposition of income or excise taxes on undistributed income.

DIVIDEND REINVESTMENT SERVICE

          No reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by Beneficial Owners of the Funds through DTC Participants for reinvestment of their dividend distributions. If this service is used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole Shares of the Funds. Beneficial Owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require Beneficial Owners to adhere to specific procedures and timetables.

CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

          The following table sets forth the name, address and percentage of ownership of each shareholder who is known by the Trust to own, of record or beneficially, 5% or more of the outstanding equity securities of each Fund as of April 1, 2010:

Market Vectors Africa Index ETF

Name and Address of Beneficial Owner	Percentage of Class of Fund Owned

Ridge Clearing & Outsourcing Solutions, Inc. 1981 Marcus Avenue 32nd Floor, Lake Success, NY 11040	15.96%
Charles Schwab & Co., Inc. 101 Montgomery Street, San Francisco, CA 94104	10.46%
Brown Brothers Harriman & Co. 140 Broadway New York, NY 10005	9.80%
National Financial Services LLC 200 Liberty Street, NY4F New York, NY 10281	9.43%
JP Morgan Chase 270 Park Ave. New York, NY 10017	6.74%
Citibank N.A. 425 Park Ave, New York, NY 10043	5.11%

Market Vectors Agribusiness ETF

Name and Address of Beneficial Owner	Percentage of Class of Fund Owned

Brown Brothers Harriman & Co. 140 Broadway New York, NY 10005	15.70%
Charles Schwab & Co., Inc. 101 Montgomery Street, San Francisco, CA 94104	10.91%
National Financial Services LLC 200 Liberty Street, NY4F New York, NY 10281	7.77%
Bank of New York Mellon Corp. One Wall Street New York, NY 10286	7.26%
Citibank N.A. 425 Park Ave, New York, NY 10043	5.32%
Pershing LLC 1 Pershing Plaza, Jersey City, NJ 07399	5.31%

Market Vectors Brazil Small-Cap ETF

Name and Address of Beneficial Owner	Percentage of Class of Fund Owned

Brown Brothers Harriman & Co. 140 Broadway New York, NY 10005	14.42%
National Financial Services LLC 200 Liberty Street, NY4F New York, NY 10281	14.08%
Charles Schwab & Co., Inc. 101 Montgomery Street, San Francisco, CA 94104	9.18%
JP Morgan Chase 270 Park Ave. New York, NY 10017	9.05%
Pershing LLC 1 Pershing Plaza, Jersey City, NJ 07399	7.19%
Merrill Lynch & Co. Inc. 4 World Financial Center FL 23, New York, NY 10080	6.88%
Citibank N.A. 425 Park Ave, New York, NY 10043	5.39%
TD Ameritrade, Inc. 1005 N Ameritrade Place Bellevue, NE 68005	5.13%

Market Vectors Coal ETF

Name and Address of Beneficial Owner	Percentage of Class of Fund Owned

National Financial Services LLC 200 Liberty Street, NY4F New York, NY 10281	16.30%
Charles Schwab & Co., Inc. 101 Montgomery Street, San Francisco, CA 94104	13.08%
Citibank N.A. 425 Park Ave, New York, NY 10043	9.15%
Brown Brothers Harriman & Co. 140 Broadway New York, NY 10005	7.66%
Merrill Lynch & Co. Inc. 4 World Financial Center FL 23, New York, NY 10080	5.72%
TD Ameritrade, Inc. 1005 N Ameritrade Place Bellevue, NE 68005	5.27%

Market Vectors Environmental Services ETF

Name and Address of Beneficial Owner	Percentage of Class of Fund Owned

National Financial Services LLC 200 Liberty Street, NY4F New York, NY 10281	15.14%
Charles Schwab & Co., Inc. 101 Montgomery Street, San Francisco, CA 94104	9.74%
Timber Hill LLC One Pickwick Plaza Suite 200 Greenwich, CT 06830	9.08%
Merrill Lynch & Co. Inc. 4 World Financial Center FL 23, New York, NY 10080	8.39%
Citigroup Inc. 399 Park Avenue New York, NY 10043	7.84%
TD Ameritrade, Inc. 1005 N Ameritrade Place Bellevue, NE 68005	7.13%
Brown Brothers Harriman & Co. 140 Broadway New York, NY 10005	6.31%

Market Vectors Gaming ETF

Name and Address of Beneficial Owner	Percentage of Class of Fund Owned

UBS AG Bahnhof Strasse 46, Zurich, 8098 Switzerland	21.87%
Pershing LLC 1 Pershing Plaza, Jersey City, NJ 07399	21.33%
Morgan Stanley 1585 Broadway New York, NY 10036	10.59%
National Financial Services LLC 200 Liberty Street, NY4F New York, NY 10281	9.61%
Merrill Lynch & Co. Inc. 4 World Financial Center FL 23, New York, NY 10080	5.62%
Citigroup Inc. 399 Park Avenue New York, NY 10043	5.14%

Market Vectors Global Alternative Energy ETF

Name and Address of Beneficial Owner	Percentage of Class of Fund Owned

National Financial Services LLC 200 Liberty Street, NY4F New York, NY 10281	11.85%
Charles Schwab & Co., Inc. 101 Montgomery Street, San Francisco, CA 94104	10.41%
Merrill Lynch & Co. Inc. 4 World Financial Center FL 23, New York, NY 10080	7.66%
Citigroup Inc. 399 Park Avenue New York, NY 10043	6.28%
Brown Brothers Harriman & Co. 140 Broadway New York, NY 10005	5.62%
Pershing LLC 1 Pershing Plaza, Jersey City, NJ 07399	5.27%

Market Vectors Gold Miners ETF

Name and Address of Beneficial Owner	Percentage of Class of Fund Owned

Brown Brothers Harriman & Co. 140 Broadway New York, NY 10005	10.00%
Charles Schwab & Co., Inc. 101 Montgomery Street, San Francisco, CA 94104	8.90%
National Financial Services LLC 200 Liberty Street, NY4F New York, NY 10281	8.57%
JP Morgan Chase 270 Park Ave. New York, NY 10017	7.07%
Bank of New York Mellon Corp. One Wall Street New York, NY 10286	6.61%
State Street Bank and Trust Company One Lincoln Street, Boston, MA 02111	6.60%
Citibank N.A. 425 Park Ave, New York, NY 10043	5.81%
Merrill Lynch & Co. Inc. 4 World Financial Center FL 23, New York, NY 10080	5.43%

Market Vectors Gulf States Index ETF

Name and Address of Beneficial Owner	Percentage of Class of Fund Owned

Merrill Lynch & Co. Inc. 4 World Financial Center FL 23, New York, NY 10080	29.73%
Brown Brothers Harriman & Co. 140 Broadway New York, NY 10005	12.97%
National Financial Services LLC 200 Liberty Street, NY4F New York, NY 10281	7.85%
JP Morgan Chase 270 Park Ave. New York, NY 10017	7.19%
Pershing LLC 1 Pershing Plaza, Jersey City, NJ 07399	7.05%
Charles Schwab & Co., Inc. 101 Montgomery Street, San Francisco, CA 94104	5.26%

Market Vectors Indonesia Index ETF

Name and Address of Beneficial Owner	Percentage of Class of Fund Owned

Brown Brothers Harriman & Co. 140 Broadway New York, NY 10005	22.13%
Charles Schwab & Co., Inc. 101 Montgomery Street, San Francisco, CA 94104	11.99%
National Financial Services LLC 200 Liberty Street, NY4F New York, NY 10281	10.07%
Bank of New York Mellon Corp. One Wall Street New York, NY 10286	9.21%
Pershing LLC 1 Pershing Plaza, Jersey City, NJ 07399	6.31%
TD Ameritrade, Inc. 1005 N Ameritrade Place Bellevue, NE 68005	6.09%

Market Vectors Junior Gold Miners ETF

Name and Address of Beneficial Owner	Percentage of Class of Fund Owned

National Financial Services LLC 200 Liberty Street, NY4F New York, NY 10281	13.84%
Charles Schwab & Co., Inc. 101 Montgomery Street, San Francisco, CA 94104	11.45%
Brown Brothers Harriman & Co. 140 Broadway New York, NY 10005	10.67%
TD Ameritrade, Inc. 1005 N Ameritrade Place Bellevue, NE 68005	6.10%
Citigroup Inc. 399 Park Avenue New York, NY 10043	5.42%

Market Vectors Nuclear Energy ETF

Name and Address of Beneficial Owner	Percentage of Class of Fund Owned

National Financial Services LLC 200 Liberty Street, NY4F New York, NY 10281	12.37%
Brown Brothers Harriman & Co. 140 Broadway New York, NY 10005	11.23%
Desjardins Securities International Inc. 1170 Peel Street, Suite 300, Montreal, Quebec A8 H3B 0A9 Canada	8.94%
Charles Schwab & Co., Inc. 101 Montgomery Street, San Francisco, CA 94104	8.64%
Citigroup Inc. 399 Park Avenue New York, NY 10043	6.30%
Merrill Lynch & Co. Inc. 4 World Financial Center FL 23, New York, NY 10080	6.13%
Bank of America 100 N Tryon Street Charlotte, NC 28255	5.55%
TD Ameritrade, Inc. 1005 N Ameritrade Place Bellevue, NE 68005	5.30%

Market Vectors Poland ETF

Name and Address of Beneficial Owner	Percentage of Class of Fund Owned

Brown Brothers Harriman & Co. 140 Broadway New York, NY 10005	27.36%
Merrill Lynch & Co. Inc. 4 World Financial Center FL 23, New York, NY 10080	12.83%
TD Ameritrade, Inc. 1005 N Ameritrade Place Bellevue, NE 68005	12.12%
National Financial Services LLC 200 Liberty Street, NY4F New York, NY 10281	6.74%
Goldman Sachs & Co. 85 Broad Street New York, NY 10004	6.11%
Citigroup Inc. 399 Park Avenue New York, NY 10043	6.07%
Charles Schwab & Co., Inc. 101 Montgomery Street, San Francisco, CA 94104	5.39%

Market Vectors Russia ETF

Name and Address of Beneficial Owner	Percentage of Class of Fund Owned

Brown Brothers Harriman & Co. 140 Broadway New York, NY 10005	27.20%
State Street Bank and Trust Company One Lincoln Street, Boston, MA 02111	8.39%
Citibank N.A. 425 Park Ave, New York, NY 10043	8.06%
Bank of New York Mellon Corp. One Wall Street New York, NY 10286	5.73%
Goldman Sachs & Co. 85 Broad Street New York, NY 10004	5.07%

Market Vectors RVE Hard Assets Producers ETF

Name and Address of Beneficial Owner	Percentage of Class of Fund Owned

Charles Schwab & Co., Inc. 101 Montgomery Street, San Francisco, CA 94104	13.52%
National Financial Services LLC 200 Liberty Street, NY4F New York, NY 10281	13.50%
First Clearing LLC 901 East Byrd St 15th FL Richmond, VA 23219	12.04%
Brown Brothers Harriman & Co. 140 Broadway New York, NY 10005	8.57%
Pershing LLC 1 Pershing Plaza, Jersey City, NJ 07399	6.61%
TD Ameritrade, Inc. 1005 N Ameritrade Place Bellevue, NE 68005	5.21%

Market Vectors Solar Energy ETF

Name and Address of Beneficial Owner	Percentage of Class of Fund Owned

Brown Brothers Harriman & Co. 140 Broadway New York, NY 10005	12.32%
Citigroup Inc. 399 Park Avenue New York, NY 10043	10.19%
National Financial Services LLC 200 Liberty Street, NY4F New York, NY 10281	9.50%
Charles Schwab & Co., Inc. 101 Montgomery Street, San Francisco, CA 94104	7.25%
Bank of New York Mellon Corp. One Wall Street New York, NY 10286	7.22%
Pershing LLC 1 Pershing Plaza, Jersey City, NJ 07399	5.92%
Merrill Lynch & Co. Inc. 4 World Financial Center FL 23, New York, NY 10080	5.89%
TD Ameritrade, Inc. 1005 N Ameritrade Place Bellevue, NE 68005	5.54%

Market Vectors Steel ETF

Name and Address of Beneficial Owner	Percentage of Class of Fund Owned

National Financial Services LLC 200 Liberty Street, NY4F New York, NY 10281	11.53%
Charles Schwab & Co., Inc. 101 Montgomery Street, San Francisco, CA 94104	11.03%
Merrill Lynch & Co. Inc. 4 World Financial Center FL 23, New York, NY 10080	9.95%
Citibank N.A. 425 Park Ave, New York, NY 10043	7.84%
Pershing LLC 1 Pershing Plaza, Jersey City, NJ 07399	7.39%
TD Ameritrade, Inc. 1005 N Ameritrade Place Bellevue, NE 68005	6.06%
First Clearing LLC 901 East Byrd St 15th FL Richmond, VA 23219	5.95%
Goldman Sachs & Co. 85 Broad Street New York, NY 10004	5.82%
Brown Brothers Harriman & Co. 140 Broadway New York, NY 10005	5.09%

Market Vectors Vietnam ETF

Name and Address of Beneficial Owner	Percentage of Class of Fund Owned

Citibank N.A. 425 Park Ave, New York, NY 10043	11.77%
Merrill Lynch & Co. Inc. 4 World Financial Center FL 23, New York, NY 10080	10.98%
JP Morgan Chase 270 Park Ave. New York, NY 10017	9.10%
Brown Brothers Harriman & Co. 140 Broadway New York, NY 10005	9.07%
National Financial Services LLC 200 Liberty Street, NY4F New York, NY 10281	8.91%
Charles Schwab & Co., Inc. 101 Montgomery Street, San Francisco, CA 94104	8.08%
TD Ameritrade, Inc. 1005 N Ameritrade Place Bellevue, NE 68005	6.06%

TAXES

          The following information also supplements and should be read in conjunction with the section in the Funds’ Prospectus entitled “Shareholder Information—Tax Information.”

          Each Fund intends to qualify for and to elect treatment as a RIC under Subchapter M of the Internal Revenue Code. As a RIC, a Fund will not be subject to U.S. federal income tax on the portion of its taxable investment income and capital gains that it distributes to its shareholders. To qualify for treatment as a RIC, a company must annually distribute at least 90% of its net investment company taxable income (which includes dividends, interest and net short-term capital gains) and meet several other requirements relating to the nature of its income and the diversification of its assets, among others. If a Fund fails to qualify for any taxable year as a RIC, all of its taxable income will be subject to tax at regular corporate income tax rates without any deduction for distributions to shareholders, and such distributions generally will be taxable to shareholders as ordinary dividends to the extent of the Fund’s current and accumulated earnings and profits.

          Each Fund will be subject to a 4% excise tax on certain undistributed income if it does not distribute to its shareholders in each calendar year at least 98% of its ordinary income for the calendar year plus 98% of its capital gain net income for the twelve months ended October 31 of such years. Each Fund intends to declare and distribute dividends and distributions in the amounts and at the times necessary to avoid the application of this 4% excise tax.

          As a result of U.S. federal income tax requirements, the Trust on behalf of the Funds, has the right to reject an order for a creation of Shares if the creator (or group of creators) would, upon obtaining the Shares so ordered, own 80% or more of the outstanding Shares of a Fund and if, pursuant to Section 351 of the Internal Revenue Code, the Funds would have a basis in the Deposit Securities different from the market value of such securities on the date of deposit. The Trust also has the right to require information necessary to determine beneficial share ownership for purposes of the 80% determination. See “Creation and Redemption of Creation Units—Procedures for Creation of Creation Units.”

          Dividends and interest received by a Fund from a non-U.S. investment may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If more than 50% of a Fund’s total assets at the end of its taxable year consist of foreign stock or securities, that Fund may elect to “pass through” to its investors certain foreign income taxes paid by the Fund, with the result that each investor will (i) include in gross income, as an additional dividend, even though not actually received, the investor’s pro rata share of the Fund’s foreign income taxes, and (ii) either deduct (in calculating U.S. taxable income) or credit (in calculating U.S. federal income), subject to certain limitations, the investor’s pro rata share of the Fund’s foreign income taxes. It is expected that more than 50% of certain Funds’ assets will consist of foreign securities.

          Each Fund will report to shareholders annually the amounts of dividends received from ordinary income, the amount of distributions received from capital gains and the portion of dividends, if any, which may qualify for the dividends received deduction. For taxable years beginning before January 1, 2011, certain ordinary dividends paid to non-corporate shareholders may qualify for taxation at a lower tax rate applicable to long-term capital gains provided holding period and other requirements are met at both the shareholder and Fund level.

          In general, a sale of Shares results in capital gain or loss, and for individual shareholders, is taxable at a federal rate dependent upon the length of time the Shares were held. A redemption of a shareholder’s Fund Shares is normally treated as a sale for tax purposes. Fund Shares held for a period of one year or less at the time of such sale or redemption will, for tax purposes, generally result in short-term capital gains or losses, and those held for more than one year will generally result in long-term capital gains or losses. Under current law, the maximum tax rate on long-term capital gains available to non-corporate shareholders generally is 15%. Without future congressional action, the maximum tax rate on long-term capital gains will return to 20% for taxable years beginning on or after January 1, 2011.

          Special tax rules may change the normal treatment of gains and losses recognized by a Fund if the Fund makes certain investments such as investments in structured notes, swaps, options, futures transactions, and non-U.S. corporations classified as “passive foreign investment companies.” Those special tax rules can, among other things, affect the treatment of capital gain or loss as long-term or short-term and may result in ordinary income or loss rather than capital gain or loss and may accelerate when the Fund has to take these items into account for tax purposes.

          Gain or loss on the sale or redemption of Fund Shares is measured by the difference between the amount of cash received (or the fair market value of any property received) and the adjusted tax basis of the Shares. Shareholders should keep records of investments made (including Shares acquired through reinvestment of dividends and distributions) so they can compute the tax basis of their Shares.

          A loss realized on a sale or exchange of Shares of a Fund may be disallowed if other Fund Shares or substantially identical shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a sixty-one (61) day period beginning thirty (30) days before and ending thirty (30) days after the date that the Shares are disposed of. In such a case, the basis of the Shares acquired will be adjusted to reflect the disallowed loss. Any loss upon the sale or exchange of Shares held for six (6) months or less will be treated as long-term capital loss to the extent of any capital gain dividends received by the shareholders. Distribution of ordinary income and capital gains may also be subject to foreign, state and local taxes.

          Each Fund may make investments in which it recognizes income or gain prior to receiving cash with respect to such investment. For example, under certain tax rules, a Fund may be required to accrue a portion of any discount at which certain securities are purchased as income each year even though the Fund receives no payments in cash on the security during the year. To the extent that a Fund makes such investments, it generally would be required to pay out such income or gain as a distribution in each year to avoid taxation at the Fund level.

          Distributions reinvested in additional Fund Shares through the means of the service (see “Dividend Reinvestment Service”) will nevertheless be taxable dividends to Beneficial Owners acquiring such additional Shares to the same extent as if such dividends had been received in cash.

          Distributions of ordinary income paid to shareholders who are nonresident aliens or foreign entities will be subject to a 30% U.S. withholding tax unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. Furthermore, for taxable years beginning before January 1, 2010 (or a later date if extended by the U.S. Congress), the Funds may, under certain circumstances, designate all or a portion of a dividend as an “interest related dividend” or a “short-term capital gain dividend.” An interest-related dividend that is received by a nonresident alien or foreign entity generally would be exempt from the 30% U.S. withholding tax, provided certain other requirements are met. A short term capital gain dividend that is received by a nonresident alien or foreign entity generally would be exempt from the 30% U.S. withholding tax, unless the foreign person is a nonresident alien individual present in the United States for a period or periods aggregating 183 days or more during the taxable year. The Fund does not expect to pay significant amounts of interest related dividends. Each Fund may also determine to not make designations of any interest related dividends or short-term capital gain dividends, which would result in withholding on such distributions. Prospective investors are urged to consult their tax advisors regarding the specific tax consequences discussed above.

          Some shareholders may be subject to a withholding tax on distributions of ordinary income, capital gains and any cash received on redemption of Creation Units (“backup withholding”). The backup withholding rate for individuals is currently 28%. Generally, shareholders subject to backup withholding will be those for whom no certified taxpayer identification number is on file with a Fund or who, to the Fund’s knowledge, have furnished an incorrect number. When establishing an account, an investor must certify under penalty of perjury that such number is correct and that such investor is not otherwise subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld will be allowed as a credit against shareholders’ U.S. federal income tax liabilities, and may entitle them to a refund, provided that the required information is timely furnished to the Internal Revenue Service.

          The foregoing discussion is a summary only and is not intended as a substitute for careful tax planning. Purchasers of Shares of the Trust should consult their own tax advisers as to the tax consequences of investing in such Shares, including under state, local and other tax laws. Finally, the foregoing discussion is based on applicable provisions of the Internal Revenue Code, regulations, judicial authority and administrative interpretations in effect on the date hereof. Changes in applicable authority could materially affect the conclusions discussed above, and such changes often occur.

Reportable Transactions

          Under promulgated Treasury regulations, if a shareholder recognizes a loss on disposition of a Fund’s Shares of $2 million or more in any one taxable year (or $4 million or more over a period of six taxable years) for an individual shareholder or $10 million or more in any taxable year (or $20 million or more over a period of six taxable years) for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC that engaged in a reportable transaction are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. In addition, significant penalties may be imposed for the failure to comply with the reporting requirements. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

CAPITAL STOCK AND SHAREHOLDER REPORTS

          The Trust currently is comprised of 35 investment funds. The Trust issues Shares of beneficial interest with no par value. The Board may designate additional funds of the Trust.

          Each Share issued by the Trust has a pro rata interest in the assets of the corresponding Fund. Shares have no pre-emptive, exchange, subscription or conversion rights and are freely transferable. Each Share is entitled to participate equally in dividends and distributions declared by the Board with respect to the relevant Fund, and in the net distributable assets of such Fund on liquidation.

          Each Share has one vote with respect to matters upon which a shareholder vote is required consistent with the requirements of the 1940 Act and the rules promulgated thereunder and each fractional Share has a proportional fractional vote. Shares of all funds vote together as a single class except that if the matter being voted on affects only a particular fund it will be voted on only by that fund, and if a matter affects a particular fund differently from other funds, that fund will vote separately on such matter. Under Delaware law, the Trust is not required to hold an annual meeting of shareholders unless required to do so under the 1940 Act. The policy of the Trust is not to hold an annual meeting of shareholders unless required to do so under the 1940 Act. All Shares of the Trust have noncumulative voting rights for the election of Trustees. Under Delaware law, Trustees of the Trust may be removed by vote of the shareholders.

          Under Delaware law, shareholders of a statutory trust may have similar limitations on liability as shareholders of a corporation.

          The Trust will issue through DTC Participants to its shareholders semi-annual reports containing unaudited financial statements and annual reports containing financial statements audited by an independent auditor approved by the Trust’s Trustees and by the shareholders when meetings are held and such other information as may be required by applicable laws, rules and regulations. Beneficial Owners also receive annually notification as to the tax status of the Trust’s distributions.

          Shareholder inquiries may be made by writing to the Trust, c/o Van Eck Associates Corporation, 335 Madison Avenue, 19th Floor, New York, New York 10017.

COUNSEL AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

          Dechert LLP, 1095 Avenue of the Americas, New York, New York 10036, is counsel to the Trust and has passed upon the validity of each Fund’s Shares.

          Ernst & Young LLP, 5 Times Square, New York, New York 10036, is the Trust’s independent registered public accounting firm and audits the Funds’ financial statements and performs other related audit services.

FINANCIAL STATEMENTS

          The audited financial statements, including the financial highlights appearing in the Trust’s Annual Report to shareholders for the fiscal year ended December 31, 2009 and filed electronically with the SEC, are incorporated by reference and made part of this SAI. You may request a copy of the Trust’s Annual Report for the Funds at no charge by calling 1.888.MKT.VCTR (658-8287) during normal business hours.

LICENSE AGREEMENTS AND DISCLAIMERS

          The information contained herein regarding the securities markets and DTC was obtained from publicly available sources.

          The information contained herein regarding the DAXglobal® Agribusiness Index (the “Agribusiness Index”), DAXglobal® Nuclear Energy Index (the “Nuclear Index”) and DAXglobal® Russia+ Index (the “Russia+ Index”) was provided by the Deutsche Börse AG.

          THE SHARES OF MARKET VECTORS AGRIBUSINESS ETF, MARKET VECTORS NUCLEAR ENERGY ETF AND MARKET VECTORS RUSSIA ETF ARE NEITHER SPONSORED NOR PROMOTED, DISTRIBUTED OR IN ANY OTHER MANNER SUPPORTED BY DEUTSCHE BÖRSE AG. DEUTSCHE BÖRSE AG DOES NOT GIVE ANY EXPLICIT OR IMPLICIT WARRANTY OR REPRESENTATION, NEITHER REGARDING THE RESULTS DERIVING FROM THE USE OF THE AGRIBUSINESS INDEX, THE NUCLEAR ENERGY INDEX, THE RUSSIA+ INDEX AND/OR THE AGRIBUSINESS INDEX, THE NUCLEAR ENERGY INDEX AND THE RUSSIA+ INDEX TRADEMARKS NOR REGARDING THE AGRIBUSINESS INDEX, THE NUCLEAR ENERGY INDEX AND/OR THE RUSSIA+ INDEX VALUES AT A CERTAIN POINT IN TIME OR ON A CERTAIN DATE NOR IN ANY OTHER RESPECT. THE AGRIBUSINESS INDEX, THE NUCLEAR ENERGY INDEX AND THE RUSSIA+ INDEX ARE CALCULATED AND PUBLISHED BY DEUTSCHE BÖRSE AG. NEVERTHELESS, AS FAR AS ADMISSIBLE UNDER STATUTORY LAW DEUTSCHE BÖRSE AG WILL NOT BE LIABLE VIS-À-VIS THIRD PARTIES FOR POTENTIAL ERRORS IN THE AGRIBUSINESS INDEX, THE NUCLEAR ENERGY INDEX OR THE RUSSIA+ INDEX. MOREOVER, THERE IS NO OBLIGATION FOR DEUTSCHE BÖRSE AG VIS-Á-VIS THIRD PARTIES, INCLUDING INVESTORS, TO POINT OUT POTENTIAL ERRORS IN THE AGRIBUSINESS INDEX, THE NUCLEAR ENERGY INDEX AND THE RUSSIA+ INDEX.

          NEITHER THE PUBLICATION OF THE AGRIBUSINESS INDEX, THE NUCLEAR ENERGY INDEX AND THE RUSSIA+ INDEX BY DEUTSCHE BÖRSE AG NOR THE GRANTING OF A LICENSE REGARDING THE AGRIBUSINESS INDEX, THE NUCLEAR ENERGY INDEX AND THE RUSSIA+ INDEX AS WELL AS THE AGRIBUSINESS INDEX TRADEMARK, THE NUCLEAR ENERGY INDEX TRADEMARK AND THE RUSSIA+ INDEX TRADEMARK FOR THE UTILIZATION IN CONNECTION WITH MARKET VECTORS AGRIBUSINESS ETF, MARKET VECTORS NUCLEAR ENERGY ETF AND MARKET VECTORS RUSSIA ETF OR OTHER SECURITIES OR FINANCIAL PRODUCTS, WHICH DERIVED FROM THE AGRIBUSINESS INDEX, THE NUCLEAR ENERGY INDEX AND THE RUSSIA+ INDEX, REPRESENT A RECOMMENDATION BY DEUTSCHE BÖRSE AG FOR A CAPITAL INVESTMENT OR CONTAINS IN ANY MANNER A WARRANTY OR OPINION BY DEUTSCHE BÖRSE AG WITH RESPECT TO THE ATTRACTIVENESS ON AN INVESTMENT IN SHARES OF MARKET VECTORS AGRIBUSINESS ETF, MARKET VECTORS NUCLEAR ENERGY ETF AND MARKET VECTORS RUSSIA ETF.

          IN ITS CAPACITY AS SOLE OWNER OF ALL RIGHTS TO THE AGRIBUSINESS INDEX, THE NUCLEAR ENERGY INDEX, THE RUSSIA+ INDEX, THE AGRIBUSINESS INDEX TRADEMARK, THE NUCLEAR ENERGY INDEX TRADEMARK AND THE RUSSIA+ INDEX TRADEMARK, DEUTSCHE BÖRSE AG HAS SOLELY LICENSED TO THE ADVISER THE UTILIZATION OF THE AGRIBUSINESS INDEX, THE NUCLEAR ENERGY INDEX, THE RUSSIA+ INDEX, THE AGRIBUSINESS INDEX TRADEMARK, THE NUCLEAR ENERGY INDEX TRADEMARK AND THE RUSSIA+ INDEX TRADEMARK AS WELL AS ANY REFERENCE TO THE AGRIBUSINESS INDEX, THE NUCLEAR ENERGY INDEX, THE RUSSIA+ INDEX, THE

AGRIBUSINESS INDEX TRADEMARK, THE NUCLEAR ENERGY INDEX TRADEMARK AND THE RUSSIA+ INDEX TRADEMARK IN CONNECTION WITH THE SHARES OF MARKET VECTORS AGRIBUSINESS ETF, MARKET VECTORS NUCLEAR ENERGY ETF AND MARKET VECTORS RUSSIA ETF.

          The information contained herein regarding the NYSE Arca Environmental Services Index, (the “Environmental Services Index”), NYSE Arca Gold Miners Index (the “Gold Miners Index ”) and NYSE Arca Steel Index (the “Steel Index”) was obtained from Archipelago Holdings Inc., an indirect wholly owned subsidiary of NYSE Euronext.

          The Environmental Services Index, a trademark of NYSE Euronext or its affiliates (“NYSE Euronext”), is licensed for use by the Adviser in connection with Market Vectors Environmental Services ETF. NYSE Euronext neither sponsors nor endorses Market Vectors Environmental Services ETF and makes no warranty or representation as to the accuracy and/or completeness of the Environmental Services Index or results to be obtained by any person from using the Environmental Services Index in connection with trading of Market Vectors Environmental Services ETF.

          The Gold Miners Index, a trademark of NYSE Euronext, is licensed for use by the Adviser in connection with Market Vectors Gold Miners ETF. NYSE Euronext neither sponsors nor endorses Market Vectors Gold Miners ETF and makes no warranty or representation as to the accuracy and/or completeness of the Gold Miners Index or results to be obtained by any person from using the Gold Miners Index in connection with trading Market Vectors Gold Miners ETF.

          The Steel Index, a trademark of NYSE Euronext, is licensed for use by the Adviser in connection with Market Vectors Steel ETF. NYSE Euronext neither sponsors nor endorses Market Vectors Steel ETF and makes no warranty or representation as to the accuracy and/or completeness of the Steel Index or the results to be obtained by any person from the using the Steel Index in connection with trading Market Vectors Steel ETF.

          EACH OF THE ENVIRONMENTAL SERVICES INDEX, GOLD MINERS INDEX AND STEEL INDEX IS BASED ON EQUITY SECURITIES OF PUBLIC COMPANIES SELECTED FROM THE UNIVERSE OF ALL U.S. TRADED STOCKS AND AMERICAN DEPOSITORY RECEIPTS AND CLASSIFIED AS APPROPRIATE FOR INCLUSION BY THE NYSE EURONEXT.

          THE SHARES OF EACH OF MARKET VECTORS ENVIRONMENTAL SERVICES ETF, MARKET VECTORS GOLD MINERS ETF AND MARKET VECTORS STEEL ETF ARE NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY NYSE EURONEXT. NYSE EURONEXT, AS INDEX COMPILATION AGENT (THE “INDEX COMPILATION AGENT”), MAKES NO REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE OWNERS OF SHARES OF MARKET VECTORS ENVIRONMENTAL SERVICES ETF, MARKET VECTORS GOLD MINERS ETF AND MARKET VECTORS STEEL ETF OR ANY MEMBER OF THE PUBLIC REGARDING THE ADVISABILITY OF INVESTING IN SECURITIES GENERALLY OR IN THE SHARES OF MARKET VECTORS ENVIRONMENTAL SERVICES ETF, MARKET VECTORS GOLD MINERS ETF AND MARKET VECTORS STEEL ETF PARTICULARLY OR THE ABILITY OF THE ENVIRONMENTAL SERVICES INDEX, GOLD MINERS INDEX AND STEEL INDEX TO TRACK STOCK MARKET PERFORMANCE. NYSE EURONEXT IS THE LICENSOR OF CERTAIN TRADEMARKS, SERVICE MARKS AND TRADE NAMES, INCLUDING THE ENVIRONMENTAL SERVICES INDEX, GOLD MINERS INDEX AND STEEL INDEX. EACH OF THE ENVIRONMENTAL SERVICES INDEX, GOLD MINERS INDEX AND STEEL INDEX IS DETERMINED, COMPOSED AND CALCULATED WITHOUT REGARD TO THE SHARES OF MARKET VECTORS ENVIRONMENTAL SERVICES ETF, MARKET VECTORS GOLD MINERS

ETF AND MARKET VECTORS STEEL ETF OR THE ISSUER THEREOF. THE INDEX COMPILATION AGENT IS NOT RESPONSIBLE FOR, NOR HAS IT PARTICIPATED IN, THE DETERMINATION OF THE TIMING OF, PRICES AT, OR QUANTITIES OF THE SHARES OF MARKET VECTORS ENVIRONMENTAL SERVICES ETF, MARKET VECTORS GOLD MINERS ETF AND MARKET VECTORS STEEL ETF TO BE ISSUED OR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY WHICH THE SHARES ARE REDEEMABLE. THE INDEX COMPILATION AGENT HAS NO OBLIGATION OR LIABILITY TO OWNERS OF SHARES OF MARKET VECTORS ENVIRONMENTAL SERVICES ETF, MARKET VECTORS GOLD MINERS ETF AND MARKET VECTORS STEEL ETF IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR TRADING OF THE SHARES OF MARKET VECTORS ENVIRONMENTAL SERVICES ETF, MARKET VECTORS GOLD MINERS ETF AND MARKET VECTORS STEEL ETF.

          ALTHOUGH THE INDEX COMPILATION AGENT SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE ENVIRONMENTAL SERVICES INDEX, GOLD MINERS INDEX AND STEEL INDEX FROM SOURCES WHICH IT CONSIDERS RELIABLE, THE INDEX COMPILATION AGENT DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE COMPONENT DATA OF THE ENVIRONMENTAL SERVICES INDEX, GOLD MINERS INDEX AND STEEL INDEX OBTAINED FROM INDEPENDENT SOURCES. THE INDEX COMPILATION AGENT MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE TRUST AS SUB-LICENSEE, THE ADVISER’S CUSTOMERS AND COUNTERPARTIES, OWNERS OF SHARES OF MARKET VECTORS ENVIRONMENTAL SERVICES ETF, MARKET VECTORS GOLD MINERS ETF AND MARKET VECTORS STEEL ETF, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF EACH OF THE ENVIRONMENTAL SERVICES INDEX, GOLD MINERS INDEX AND STEEL INDEX OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE RIGHTS LICENSED AS DESCRIBED HEREIN OR FOR ANY OTHER USE. THE INDEX COMPILATION AGENT MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO EACH OF THE ENVIRONMENTAL SERVICES INDEX, GOLD MINERS INDEX AND STEEL INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL THE INDEX COMPILATION AGENT HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

          The information contained herein regarding the Ardour Global IndexSM (Extra Liquid) (the “Ardour Global Index”) and Ardour Solar Energy IndexSM (the “Solar Energy Index”) and provided by Ardour Global Indexes LLC (“Ardour”).

          THE SHARES OF MARKET VECTORS GLOBAL ALTERNATIVE ENERGY ETF AND MARKET VECTORS SOLAR ENERGY ETF ARE NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY ARDOUR. ARDOUR MAKES NO REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE OWNERS OF SHARES OF MARKET VECTORS GLOBAL ALTERNATIVE ENERGY ETF AND MARKET VECTORS SOLAR ENERGY ETF OR ANY MEMBER OF THE PUBLIC REGARDING THE ADVISABILITY OF INVESTING IN SECURITIES GENERALLY OR IN THE SHARES OF MARKET VECTORS GLOBAL ALTERNATIVE ENERGY ETF AND MARKET VECTORS SOLAR ENERGY ETF PARTICULARLY OR THE ABILITY OF ARDOUR GLOBAL INDEX OR SOLAR ENERGY INDEX TO TRACK THE PERFORMANCE OF THE PHYSICAL COMMODITIES MARKET.

          ARDOUR DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE ARDOUR GLOBAL INDEX OR THE SOLAR ENERGY INDEX OR ANY DATA INCLUDED THEREIN AND ARDOUR SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. ARDOUR MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ADVISER, OWNERS OF SHARES OF MARKET VECTORS GLOBAL ALTERNATIVE ENERGY ETF AND MARKET VECTORS SOLAR ENERGY ETF, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE ARDOUR GLOBAL INDEX OR THE SOLAR ENERGY INDEX OR ANY DATA INCLUDED THEREIN. ARDOUR MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE ARDOUR GLOBAL INDEX OR THE SOLAR ENERGY INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL ARDOUR HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

          “ARDOUR GLOBAL INDEXES, LLCSM”, “ARDOUR GLOBAL INDEXSM (COMPOSITE),” “ARDOUR COMPOSITESM”, “ARDOUR GLOBAL INDEXSM” (EXTRA LIQUID)”, “ARDOUR SOLAR ENERGY INDEXSM”, “ARDOUR XLSM”, “ARDOUR GLOBAL ALTERNATIVE ENERGY INDEXESSM” AND “ARDOUR FAMILYSM” ARE SERVICE MARKS OF ARDOUR AND HAVE BEEN LICENSED FOR USE BY THE ADVISER. THE SHARES OF MARKET VECTORS GLOBAL ALTERNATIVE ENERGY ETF AND MARKET VECTORS SOLAR ENERGY ETF ARE NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY ARDOUR AND ARDOUR MAKES NO REPRESENTATION REGARDING THE ADVISABILITY OF INVESTING IN THE SHARES OF MARKET VECTORS GLOBAL ALTERNATIVE ENERGY ETF AND MARKET VECTORS SOLAR ENERGY ETF.

          THE ARDOUR GLOBAL INDEX AND THE SOLAR ENERGY INDEX ARE CALCULATED BY DOW JONES INDEXES, A BUSINESS UNIT OF DOW JONES & COMPANY, INC. (“DOW JONES”). THE SHARES OF MARKET VECTORS GLOBAL ALTERNATIVE ENERGY ETF BASED ON THE ARDOUR GLOBAL INDEX AND MARKET VECTORS SOLAR ENERGY ETF BASED ON THE SOLAR ENERGY INDEX ARE NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY DOW JONES INDEXES, AND DOW JONES INDEXES MAKES NO REPRESENTATION REGARDING THE ADVISABILITY OF INVESTING IN THE SHARES OF MARKET VECTORS GLOBAL ALTERNATIVE ENERGY ETF AND MARKET VECTORS SOLAR ENERGY ETF.

          DOW JONES, ITS AFFILIATES, SOURCES AND DISTRIBUTION AGENTS (COLLECTIVELY, THE “INDEX CALCULATION AGENT”) SHALL NOT BE LIABLE TO MARKET VECTORS GLOBAL ALTERNATIVE ENERGY ETF AND MARKET VECTORS SOLAR ENERGY ETF, ANY CUSTOMER OR ANY THIRD PARTY FOR ANY LOSS OR DAMAGE, DIRECT, INDIRECT OR CONSEQUENTIAL, ARISING FROM (I) ANY INACCURACY OR INCOMPLETENESS IN, OR DELAYS, INTERRUPTIONS, ERRORS OR OMISSIONS IN THE DELIVERY OF THE ARDOUR GLOBAL INDEX OR THE SOLAR ENERGY INDEX OR ANY DATA RELATED THERETO (THE “INDEX DATA”) OR (II) ANY DECISION MADE OR ACTION TAKEN BY MARKET VECTORS GLOBAL ALTERNATIVE ENERGY ETF AND MARKET VECTORS SOLAR ENERGY ETF, ANY CUSTOMER OR THIRD PARTY IN RELIANCE UPON THE INDEX DATA. THE INDEX CALCULATION AGENT DOES NOT MAKE ANY WARRANTIES, EXPRESS OR IMPLIED, TO MARKET VECTORS GLOBAL ALTERNATIVE ENERGY ETF OR MARKET VECTORS SOLAR ENERGY ETF, ANY OF ITS CUSTOMERS OR

ANY ONE ELSE REGARDING THE INDEX DATA, INCLUDING, WITHOUT LIMITATION, ANY WARRANTIES WITH RESPECT TO THE TIMELINESS, SEQUENCE, ACCURACY, COMPLETENESS, CURRENTNESS, MERCHANTABILITY, QUALITY OR FITNESS FOR A PARTICULAR PURPOSE OR ANY WARRANTIES AS TO THE RESULTS TO BE OBTAINED BY MARKET VECTORS GLOBAL ALTERNATIVE ENERGY ETF AND MARKET VECTORS SOLAR ENERGY ETF, ANY OF THEIR CUSTOMERS OR OTHER PERSON IN CONNECTION WITH THE USE OF THE INDEX DATA. THE INDEX CALCULATION AGENT SHALL NOT BE LIABLE TO MARKET VECTORS GLOBAL ALTERNATIVE ENERGY ETF OR AND MARKET VECTORS SOLAR ENERGY ETF, THEIR CUSTOMERS OR OTHER THIRD PARTIES FOR LOSS OF BUSINESS REVENUES, LOST PROFITS OR ANY INDIRECT, CONSEQUENTIAL, SPECIAL OR SIMILAR DAMAGES WHATSOEVER, WHETHER IN CONTRACT, TORT OR OTHERWISE, EVEN IF ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

          The information contained herein regarding the Stowe Coal IndexSM (the “Coal Index”) and the S-Network Global Gaming IndexSM (the “Gaming Index”) was provided by Stowe Global Indexes, LLC (“Stowe”).

          THE SHARES OF MARKET VECTORS COAL ETF AND MARKET VECTORS GAMING ETF ARE NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY STOWE. STOWE MAKES NO REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE OWNERS OF SHARES OF MARKET VECTORS COAL ETF AND MARKET VECTORS GAMING ETF OR ANY MEMBER OF THE PUBLIC REGARDING THE ADVISABILITY OF INVESTING IN SECURITIES GENERALLY OR IN MARKET VECTORS COAL ETF AND MARKET VECTORS GAMING ETF PARTICULARLY OR THE ABILITY OF THE COAL INDEX AND GAMING INDEX TO TRACK THE PERFORMANCE OF THE PHYSICAL COMMODITIES MARKETS. STOWE’S ONLY RELATIONSHIP TO THE ADVISER IS THE LICENSING OF CERTAIN SERVICE MARKS AND TRADE NAMES AND OF THE COAL INDEX AND THE GAMING INDEX THAT IS DETERMINED, COMPOSED AND CALCULATED BY STOWE WITHOUT REGARD TO THE ADVISER OR MARKET VECTORS COAL ETF AND MARKET VECTORS GAMING ETF. STOWE HAS NO OBLIGATION TO TAKE THE NEEDS OF THE ADVISER OR THE OWNERS OF SHARES OF MARKET VECTORS COAL ETF AND MARKET VECTORS GAMING ETF INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE COAL INDEX OR THE GAMING INDEX. STOWE IS NOT RESPONSIBLE FOR AND HAS NOT PARTICIPATED IN THE DETERMINATION OF THE TIMING OF, PRICES AT, OR QUANTITIES OF MARKET VECTORS COAL ETF AND MARKET VECTORS GAMING ETF TO BE ISSUED OR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY WHICH MARKET VECTORS COAL ETF AND MARKET VECTORS GAMING ETF ARE TO BE CONVERTED INTO CASH. STOWE HAS NO OBLIGATION OR LIABILITY IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR TRADING OF MARKET VECTORS COAL ETF AND MARKET VECTORS GAMING ETF.

          STOWE DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE COAL INDEX OR THE GAMING INDEX OR ANY DATA INCLUDED THEREIN AND STOWE SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. STOWE MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ADVISER, OWNERS OF SHARES OF MARKET VECTORS COAL ETF AND MARKET VECTORS GAMING ETF, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE COAL INDEX OR GAMING INDEX OR ANY DATA INCLUDED THEREIN. STOWE MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE COAL INDEX OR THE GAMING INDEX OR ANY DATA INCLUDED THEREIN.

WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL STOWE HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

          The Shares of Market Vectors Coal ETF and Market Vectors Gaming ETF are not sponsored, endorsed, sold or promoted by Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”), or its third party licensors. Neither S&P nor its third party licensors make any representation or warranty, express or implied, to the owners of Shares of Market Vectors Coal ETF and Market Vectors Gaming ETF or any member of the public regarding the advisability of investing in securities generally or in the Shares of Market Vectors Coal ETF and Market Vectors Gaming ETF particularly or the ability of the Coal Index or the Gaming Index to track general stock market performance. S&P’s and its third party licensor’s only relationship to Stowe is the licensing of certain trademarks, service marks and trade names of S&P and/or its third party licensors and for the providing of calculation and maintenance services related to the Coal Index and the Gaming Index. Neither S&P nor its third party licensors is responsible for and has not participated in the determination of the prices and amount of the Shares of Market Vectors Coal ETF and Market Vectors Gaming ETF or the timing of the issuance or sale of the Shares of Market Vectors Coal ETF and Market Vectors Gaming ETF or in the determination or calculation of the equation by which the Shares of Market Vectors Coal ETF and Market Vectors Gaming ETF are to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Shares of Market Vectors Coal ETF and Market Vectors Gaming ETF.

          NEITHER S&P, ITS AFFILIATES NOR THEIR THIRD PARTY LICENSORS GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS OR COMPLETENESS OF THE COAL INDEX OR THE GAMING INDEX OR ANY DATA INCLUDED THEREIN OR ANY COMMUNICATIONS, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATIONS (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P, ITS AFFILIATES AND THEIR THIRD PARTY LICENSORS SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS OR DELAYS THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO ITS TRADEMARKS, THE COAL INDEX AND GAMING INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P, ITS AFFILIATES OR THEIR THIRD PARTY LICENSORS BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE OR CONSEQUENTIAL DAMAGES, INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY OR OTHERWISE.

          Standard & Poor’s® and S&P® are registered trademarks of The McGraw Hill Companies, Inc.; “Calculated by S&P Custom Indices” and its related stylized mark are service marks of The McGraw Hill Companies, Inc. These marks have been licensed for use by Stowe.

          The information contained herein regarding the Dow Jones Africa Titans 50 IndexSM (the “Africa Titans 50 Index”) and Dow Jones GCC Titans 40 IndexSM (the “GCC Titans 40 Index:”) was provided by Dow Jones Indexes.

          “Dow Jones,” “Dow Jones Africa Titans 50 IndexSM” and “Dow Jones GCC Titans 40 IndexSM” are trademarks of Dow Jones & Company, Inc. and have been licensed for use for certain purposes by the Adviser. Market Vectors Africa Index ETF and Market Vectors Gulf States Index ETF, based on the Africa Titans 50 Index and GCC Titans 40 Index, respectively, are not sponsored, endorsed, sold or promoted by Dow Jones, and Dow Jones makes no representation regarding the advisability of trading in such products.

          The Shares of Market Vectors Africa Index ETF and Market Vectors Gulf States Index ETF are not sponsored, endorsed, sold or promoted by Dow Jones. Dow Jones makes no representation or warranty, express or implied, to the owners of Shares of Market Vectors Africa Index ETF and/or Market Vectors Gulf States Index ETF or any member of the public regarding the advisability of trading in Market Vectors Africa Index ETF and/or Market Vectors Gulf States Index ETF. Dow Jones’ only relationship to the Adviser is the licensing of certain trademarks and trade names of Dow Jones and of the Africa Titans 50 Index and GCC Titans 40 Index, which are determined, composed and calculated by Dow Jones without regard to the Adviser or Market Vectors Africa Index ETF and Market Vectors Gulf States Index ETF. Dow Jones has no obligation to take the needs of the Adviser or the owners of Shares of Market Vectors Africa Index ETF and/or Market Vectors Gulf States Index ETF into consideration in determining, composing or calculating the Africa Titans 50 Index and GCC Titans 40 Index. Dow Jones is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Shares of Market Vectors Africa Index ETF and Market Vectors Gulf States Index ETF to be listed or in the determination or calculation of the equation by which Shares of Market Vectors Africa Index ETF and Market Vectors Gulf States Index ETF are to be converted into cash. Dow Jones has no obligation or liability in connection with the administration, marketing or trading of Market Vectors Africa Index ETF and Market Vectors Gulf States Index ETF.

          DOW JONES DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE AFRICA TITANS 50 INDEX AND GCC TITANS 40 INDEX OR ANY DATA INCLUDED THEREIN AND DOW JONES SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. DOW JONES MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ADVISER, OWNERS OF SHARES OF MARKET VECTORS AFRICA INDEX ETF AND MARKET VECTORS GULF STATES INDEX ETF, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE AFRICA TITANS 50 INDEX AND GCC TITANS 40 INDEX OR ANY DATA INCLUDED THEREIN. DOW JONES MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE AFRICA TITANS 50 INDEX AND GCC TITANS 40 INDEX OR ANY DATA INCLUDED THEREIN, WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL DOW JONES HAVE ANY LIABILITY FOR ANY LOST PROFITS OR INDIRECT, PUNITIVE, SPECIAL OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN DOW JONES AND THE ADVISER.

          The information contained herein regarding The Rogers™-Van Eck Hard Assets Producers Index (the “Hard Assets Producers Index”) was provided by S-Network Global Indexes, LLC (“S-Network ”).

          S-NetworkSM is a service mark of S-Network and has been licensed for use by the Adviser in connection with Market Vectors RVE Hard Assets Producers ETF. The Shares of Market Vectors RVE Hard Assets Producers ETF is not sponsored, endorsed, sold or promoted by S-Network, which makes no representation regarding the advisability of investing in the Shares of Market Vectors RVE Hard Assets Producers ETF.

          The Shares of Market Vectors RVE Hard Assets Producers ETF are not sponsored, endorsed, sold or promoted by S-Network. S-Network makes no representation or warranty, express or implied, to the owners of Shares of Market Vectors RVE Hard Assets Producers ETF or any member of the public regarding the advisability of investing in securities generally or in the Shares of Market Vectors RVE Hard Assets Producers ETF particularly or the ability of the Hard Assets Producers Index to track the performance of the physical commodities market. S-Network’s only relationship to the Adviser is the licensing of certain service marks and trade names and of the Hard Assets Producers Index that is determined, composed and calculated by S-Network without regard to the Adviser or the Shares of Market Vectors RVE Hard Assets Producers ETF. S-Network has no obligation to take the needs of the Adviser or the owners of Shares of Market Vectors RVE Hard Assets Producers ETF into consideration in determining, composing or calculating the Hard Assets Producers Index. S-Network is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Shares of Market Vectors RVE Hard Assets Producers ETF to be issued or in the determination or calculation of the equation by which the Shares of Market Vectors RVE Hard Assets Producers ETF are to be converted into cash. S-Network has no obligation or liability in connection with the administration, marketing or trading of the Shares of Market Vectors RVE Hard Assets Producers ETF.

          S-NETWORK DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE HARD ASSETS PRODUCERS INDEX OR ANY DATA INCLUDED THEREIN AND S-NETWORK SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S-NETWORK MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ADVISER, OWNERS OF SHARES OF MARKET VECTORS RVE HARD ASSETS PRODUCERS ETF, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE HARD ASSETS PRODUCERS INDEX OR ANY DATA INCLUDED THEREIN. S-NETWORK MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE HARD ASSETS PRODUCERS INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S-NETWORK HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

          The Shares of Market Vectors RVE Hard Assets Producers ETF are not sponsored, endorsed, sold or promoted by S&P or its third party licensors. Neither S&P nor its third party licensors make any representation or warranty, express or implied, to the owners of Shares of Market Vectors RVE Hard Assets Producers ETF or any member of the public regarding the advisability of investing in securities generally or in the Shares of Market Vectors RVE Hard Assets Producers ETF particularly or the ability of the Hard Assets Producers Index to track general stock market performance. S&P’s and its third party licensor’s only relationship to S-Network is the licensing of certain trademarks, service marks and trade names of S&P and/or its third party licensors and for the providing of calculation and maintenance services related to The Rogers™-Van Eck Hard Assets Producers Index. Neither S&P nor its third party licensors is responsible for and has not participated in the determination of the prices and amount of the Shares of Market Vectors RVE Hard Assets Producers ETF or the timing of the issuance or sale of the Shares of Market Vectors RVE Hard Assets Producers ETF or in the determination or calculation of the equation by which the Shares of Market Vectors RVE Hard Assets Producers ETF is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Shares of Market Vectors RVE Hard Assets Producers ETF.

          NEITHER S&P, ITS AFFILIATES NOR THEIR THIRD PARTY LICENSORS GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS OR COMPLETENESS OF THE HARD ASSETS PRODUCERS INDEX OR ANY DATA INCLUDED THEREIN OR ANY COMMUNICATIONS, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATIONS (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P, ITS AFFILIATES AND THEIR THIRD PARTY LICENSORS SHALL NOT BE SUBJECT TO ANY DAMAGES OR

LIABILITY FOR ANY ERRORS, OMISSIONS OR DELAYS THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO ITS TRADEMARKS, THE INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P, ITS AFFILIATES OR THEIR THIRD PARTY LICENSORS BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE OR CONSEQUENTIAL DAMAGES, INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY OR OTHERWISE.

          Standard & Poor’s® and S&P® are registered trademarks of The McGraw-Hill Companies, Inc.; “Calculated by S&P Custom Indices” and its related stylized mark are service marks of The McGraw-Hill Companies, Inc. These marks have been licensed for use by S-Network.

          “Jim Rogers,” “James Beeland Rogers, Jr.” and “Rogers” are trademarks, service marks and/or registered trademarks of Beeland Interests, Inc. (“Beeland Interests”), which is owned and controlled by James Beeland Rogers, Jr., and are used subject to license. The personal names and likeness of Jim Rogers/James Beeland Rogers, Jr. are owned and licensed by James Beeland Rogers, Jr.

          The Shares of Market Vectors RVE Hard Assets Producers ETF are not sponsored, endorsed, sold or promoted by Beeland Interests or James Beeland Rogers, Jr. Neither Beeland Interests nor James Beeland Rogers, Jr. makes any representation or warranty, express or implied, nor accepts any responsibility, regarding the accuracy or completeness of this Prospectus, or the advisability of investing in securities or commodities generally, or in the Shares of Market Vectors RVE Hard Assets Producers ETF or in futures particularly.

          BEELAND INTERESTS AND ITS AFFILIATES SHALL NOT HAVE ANY LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS, AND MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY OWNERS OF SHARES OF MARKET VECTORS RVE HARD ASSETS PRODUCERS ETF, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE ROGERS™-VAN ECK HARD ASSETS PRODUCERS INDEX. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL BEELAND INTERESTS OR ANY OF ITS AFFILIATES HAVE ANY LIABILITY FOR ANY LOST PROFITS OR INDIRECT, PUNITIVE, SPECIAL OR CONSEQUENTIAL DAMAGES OR LOSSES, EVEN IF NOTIFIED OF THE POSSIBILITY THEREOF.

          VAN ECK AND ITS AFFILIATES SHALL NOT HAVE ANY LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS, AND MAKES NO WARRANTY, EXPRESS OR IMPLIED AS TO RESULTS TO BE OBTAINED BY OWNERS OF SHARES OF MARKET VECTORS RVE HARD ASSETS PRODUCERS ETF, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE HARD ASSETS PRODUCERS INDEX. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL VAN ECK INTERESTS OR ANY OF ITS AFFILIATES HAVE ANY LIABILITY FOR ANY LOST PROFITS OR INDIRECT, PUNITIVE, SPECIAL OR CONSEQUENTIAL DAMAGES OR LOSSES, EVEN IF NOTIFIED OF THE POSSIBILITY THEREOF.

          The information contained herein regarding the Market Vectors Brazil Small-Cap Index (the “Brazil Small-Cap Index”), Market Vectors Indonesia Index (the “Indonesia Index”), Market Vectors Junior Gold Miners Index (the “Junior Gold Miners Index”), Market Vectors Poland Index (the “Poland

Index”) and Market Vectors Vietnam Index (the “Vietnam Index”) was provided by 4asset-management GmbH (“4asset”).

          The Shares of Market Vectors Brazil Small Cap-ETF, Market Vectors Indonesia Index ETF, Market Vectors Junior Gold Miners ETF, Market Vectors Poland ETF and Market Vectors Vietnam ETF are not sponsored, endorsed, sold or promoted by 4asset. 4asset makes no representation or warranty, express or implied, to the owners of Shares of Market Vectors Brazil Small Cap-ETF, Market Vectors Indonesia Index ETF, Market Vectors Junior Gold Miners ETF, Market Vectors Poland ETF and Market Vectors Vietnam ETF or any member of the public regarding the advisability of investing in securities generally or in the Shares of Market Vectors Brazil Small Cap-ETF, Market Vectors Indonesia Index ETF, Market Vectors Junior Gold Miners ETF, Market Vectors Poland ETF and Market Vectors Vietnam ETF particularly or the ability of the Brazil Small-Cap Index, Indonesia Index, Junior Gold Miners index, Poland Index and Vietnam Index to track the performance of its relative securities market. 4asset’s only relationship to the Adviser is the licensing of certain service marks and trade names and of the Brazil Small-Cap Index, Indonesia Index, Junior Gold Miners Index, Poland Index and Vietnam Index that is determined, composed and calculated by 4asset without regard to the Adviser or the Shares of Market Vectors Brazil Small Cap-ETF, Market Vectors Indonesia Index ETF, Market Vectors Junior Gold Miners ETF, Market Vectors Poland ETF and Market Vectors Vietnam ETF. 4asset has no obligation to take the needs of the Adviser or the owners of Shares of Market Vectors Brazil Small Cap-ETF, Market Vectors Indonesia Index ETF, Market Vectors Junior Gold Miners ETF, Market Vectors Poland ETF and Market Vectors Vietnam ETF into consideration in determining, composing or calculating the Brazil Small-Cap Index, Indonesia Index, Junior Gold Miners Index, Poland Index and Vietnam Index. 4asset is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Shares of Market Vectors Brazil Small Cap-ETF, Market Vectors Indonesia Index ETF, Market Vectors Junior Gold Miners ETF, Market Vectors Poland ETF and Market Vectors Vietnam ETF to be issued or in the determination or calculation of the equation by which the Shares of Market Vectors Brazil Small Cap-ETF, Market Vectors Indonesia Index ETF, Market Vectors Junior Gold Miners ETF, Market Vectors Poland ETF and Market Vectors Vietnam ETF are to be converted into cash. 4asset has no obligation or liability in connection with the administration, marketing or trading of the Shares of Market Vectors Brazil Small Cap-ETF, Market Vectors Indonesia Index ETF, Market Vectors Junior Gold Miners ETF, Market Vectors Poland ETF and Market Vectors Vietnam ETF.

          4ASSET DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE BRAZIL SMALL-CAP INDEX, INDONESIA INDEX, JUNIOR GOLD MINERS INDEX, POLAND INDEX AND VIETNAM INDEX OR ANY DATA INCLUDED THEREIN AND 4ASSET SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. 4ASSET MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ADVISER, OWNERS OF SHARES OF MARKET VECTORS BRAZIL SMALL CAP-ETF, MARKET VECTORS INDONESIA INDEX ETF, MARKET VECTORS JUNIOR GOLD MINERS ETF, MARKET VECTORS POLAND ETF AND MARKET VECTORS VIETNAM ETF, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE BRAZIL SMALL-CAP INDEX, INDONESIA INDEX, JUNIOR GOLD MINERS ETF, POLAND INDEX AND VIETNAM INDEX OR ANY DATA INCLUDED THEREIN. 4ASSET MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE BRAZIL SMALL-CAP INDEX, INDONESIA INDEX, JUNIOR GOLD MINERS ETF, POLAND INDEX AND VIETNAM INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL 4ASSET HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

          The Shares of Market Vectors Brazil Small Cap-ETF, Market Vectors Indonesia Index ETF, Market Vectors Junior Gold Miners ETF, Market Vectors Poland ETF and Market Vectors Vietnam ETF are not sponsored, promoted, sold or supported in any other manner by Structured Solutions AG nor does Structured Solutions AG offer any express or implicit guarantee or assurance either with regard to the results of using the Brazil Small-Cap Index, Indonesia Index, Junior Gold Miners Index, Poland Index and Vietnam Index and/or its trade mark or its price at any time or in any other respect. The Brazil Small-Cap Index, Indonesia Index, Junior Gold Miners Index, Poland Index and Vietnam Index are calculated and maintained by Structured Solutions AG. Structured Solutions AG uses its best efforts to ensure that the Brazil Small-Cap Index, Indonesia Index, Junior Gold Miners Index, Poland Index and Vietnam Index are calculated correctly. Irrespective of its obligations towards 4asset, Structured Solutions AG has no obligation to point out errors in the Brazil Small-Cap Index, Indonesia Index, Junior Gold Miners Index, Poland Index and Vietnam Index to third parties including but not limited to investors and/or financial intermediaries of Market Vectors Brazil Small Cap-ETF, Market Vectors Indonesia Index ETF, Market Vectors Junior Gold Miners ETF, Market Vectors Poland ETF and Market Vectors Vietnam ETF. Neither publication of the Brazil Small-Cap Index, Indonesia Index, Junior Gold Miners Index, Poland Index and Vietnam Index by Structured Solutions AG nor the licensing of the Brazil Small-Cap Index, Indonesia Index, Junior Gold Miners Index, Poland Index and Vietnam Index or its trade mark for the purpose of use in connection with the Fund constitutes a recommendation by Structured Solutions AG to invest capital in Market Vectors Brazil Small Cap-ETF, Market Vectors Indonesia Index ETF, Market Vectors Junior Gold Miners ETF, Market Vectors Poland ETF and Market Vectors Vietnam ETF nor does it in any way represent an assurance or opinion of Structured Solutions AG with regard to any investment in Market Vectors Brazil Small Cap-ETF, Market Vectors Indonesia Index ETF, Market Vectors Junior Gold Miners ETF, Market Vectors Poland ETF and Market Vectors Vietnam ETF. Structured Solutions AG is not responsible for fulfilling the legal requirements concerning the accuracy and completeness of Market Vectors Brazil Small Cap-ETF, Market Vectors Indonesia Index ETF, Market Vectors Junior Gold Miners ETF, Market Vectors Poland ETF and Market Vectors Vietnam ETF’s Prospectus.

APPENDIX A

VAN ECK GLOBAL PROXY VOTING POLICIES

INTRODUCTION

Effective March 10, 2003, the Securities and Exchange Commission (the “Commission”) adopted Rule 206(4)-6 under the Investment Advisers Act of 1940 (“Advisers Act”), requiring each investment adviser registered with the Commission to adopt and implement written policies and procedures for voting client proxies, to disclose information about the procedures to its clients, and to inform clients how to obtain information about how their proxies were voted. The Commission also amended Rule 204-2 under the Advisers Act to require advisers to maintain certain proxy voting records. Both rules apply to all investment advisers registered with the Commission that have proxy voting authority over their clients’ securities. An adviser that exercises voting authority without complying with Rule 206(4)-6 will be deemed to have engaged in a “fraudulent, deceptive, or manipulative” act, practice or course of business within the meaning of Section 206(4) of the Advisers Act.

When an adviser has been granted proxy voting authority by a client, the adviser owes its clients the duties of care and loyalty in performing this service on their behalf. The duty of care requires the adviser to monitor corporate actions and vote client proxies. The duty of loyalty requires the adviser to cast the proxy votes in a manner that is consistent with the best interests of the client.

PROXY VOTING POLICIES AND PROCEDURES

Resolving Material Conflicts Of Interest

•

A “material conflict” means the existence of a business relationship between a portfolio company or an affiliate and Van Eck Associates Corporation, any affiliate or subsidiary (individually and together, as the context may require, “Adviser”), or an “affiliated person” of a Van Eck mutual fund in excess of $60,000. Examples of when a material conflict exists include the situation where the adviser provides significant investment advisory, brokerage or other services to a company whose management is soliciting proxies; an officer of the Adviser serves on the board of a charitable organization that receives charitable contributions from the portfolio company and the charitable organization is a client of the Adviser; a portfolio company that is a significant selling agent of Van Eck’s products and services solicits proxies; a broker-dealer or insurance company that controls 5% or more of the Adviser’s assets solicits proxies; the Adviser serves as an investment adviser to the pension or other investment account of the portfolio company; the Adviser and the portfolio company have a lending relationship. In each of these situations voting against management may cause the Adviser a loss of revenue or other benefit.

•	Conflict Resolution. When a material conflict exists proxies will be voted in the following manner:

Where the written guidelines set out a pre-determined voting policy, proxies will be voted in accordance with that policy, with no deviations (if a deviation is advisable, one of the other methods may be used);

Where the guidelines permit discretion and an independent third party has been retained to vote proxies, proxies will be voted in accordance with the predetermined policy based on the recommendations of that party; or

The potential conflict will be disclosed to the client (a) with a request that the client vote the proxy, (b) with a recommendation that the client engage another party to determine how the proxy should be voted or (c) if the foregoing are not acceptable to the client disclosure of how VEAC intends to vote and a written consent to that vote by the client.

Any deviations from the foregoing voting mechanisms must be approved by the Compliance Officer with a written explanation of the reason for the deviation.

Reasonable Research Efforts

When determining whether a vote is in the best interest of the client, the Adviser will use reasonable research efforts. Investment personnel may rely on public documents about the company and other readily available information, which is easily accessible to the investment personnel at the time the vote is cast. Information on proxies by foreign companies may not be readily available.

Voting Client Proxies

•

The Adviser generally will vote proxies on behalf of clients, unless clients instruct otherwise. There may be times when refraining from voting a proxy is in a client’s best interest, such as when the Adviser determines that the cost of voting the proxy exceeds the expected benefit to the client. (For example, casting a vote on a foreign security may involve additional costs such as hiring a translator or traveling to a foreign country to vote the security in person).

•	The portfolio manager or analyst covering the security is responsible for making voting decisions.

•	Portfolio Administration, in conjunction with the portfolio manager and the custodian, is responsible for monitoring corporate actions and ensuring that corporate actions are timely voted.

Client Inquiries

All inquiries by clients as to how Van Eck has voted proxies must immediately be forwarded to Portfolio Administration.

DISCLOSURE TO CLIENTS

•	Notification of Availability of Information Client Brochure.

The Client Brochure or Part II of Form ADV will inform clients that they can obtain information from VEAC on how their proxies were voted. The Client Brochure or Part II of Form ADV will be mailed to each client annually.

The Legal Department will be responsible for coordinating the mailing with Sales/Marketing Departments.

•	Availability of Proxy Voting Information at the client’s request or if the information is not available on VEAC’s website, a hard copy of the account’s proxy votes will be mailed to each client.

Recordkeeping Requirements

•	VEAC will retain the following documentation and information for each matter relating to a portfolio security with respect to which a client was entitled to vote:

	-	proxy statements received;

	-	identifying number for the portfolio security;

	-	shareholder meeting date;

	-	brief identification of the matter voted on;

	-	whether the vote was cast on the matter and how the vote was cast;

	-	how the vote was cast (e.g., for or against proposal, or abstain; for or withhold regarding election of directors);

	-	records of written client requests for information on how VEAC voted proxies on behalf of the client;

	-	a copy of written responses from VEAC to any written or oral client request for information on how VEAC voted proxies on behalf of the client; and

	-	any documents prepared by VEAC that were material to the decision on how to vote or that memorialized the basis for the decision, if such documents were prepared.

•

Copies of proxy statements filed on EDGAR, and proxy statements and records of proxy votes maintained with a third party (i.e., proxy voting service) need not be maintained. The third party must agree in writing to provide a copy of the documents promptly upon request.

•

If applicable, any document memorializing that the costs of voting a proxy exceed the benefit to the client or any other decision to refrain from voting, and that such abstention was in the client’s best interest.

•

Proxy voting records will be maintained in an easily accessible place for five years, the first two at the office of VEAC. Proxy statements on file with EDGAR or maintained by a third party and proxy votes maintained by a third party are not subject to these particular retention requirements.

Proxy Voting Guidelines

I.	General Information

Generally, the Adviser will vote in accordance with the following guidelines. Where the proxy vote decision maker determines, however, that voting in such a manner would not be in the best interest of the client, the investment personnel will vote differently.

If there is a conflict of interest on any management or shareholder proposals that are voted on a case by case basis, we will follow the recommendations of an independent proxy service provider.

II.	Officers and Directors

	A.	The Board of Directors

Director Nominees in Uncontested Elections

Vote on a case-by-case basis for director nominees, examining factors such as:

•	long-term corporate performance record relative to a market index;

•	composition of board and key board committees;

•	nominee’s investment in the company;

•	whether a retired CEO sits on the board; and

•	whether the chairman is also serving as CEO.

In cases of significant votes and when information is readily available, we also review:

•	corporate governance provisions and takeover activity;

•	board decisions regarding executive pay;

•	director compensation;

•	number of other board seats held by nominee; and

•	interlocking directorships.

B.	Chairman and CEO are the Same Person

Vote on a case-by-case basis on shareholder proposals that would require the positions of chairman and CEO to be held by different persons.

C.	Majority of Independent Directors

Vote on a case-by-case basis shareholder proposals that request that the board be comprised of a majority of independent directors.

Vote for shareholder proposals that request that the board audit, compensation and/or nominating committees include independent directors exclusively.

D.	Stock Ownership Requirements

Vote on a case-by-case basis shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director, or to remain on the board.

E.	Term of Office

Vote on a case-by-case basis shareholder proposals to limit the tenure of outside directors.

F.	Director and Officer Indemnification and Liability Protection

Vote on a case-by-case basis proposals concerning director and officer indemnification and liability protection.

Generally, vote against proposals to eliminate entirely director and officer liability for monetary damages for violating the duty of care.

Vote for only those proposals that provide such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful if: (1) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, AND (2) only if the director’s legal expenses would be covered.

G.	Director Nominees in Contested Elections

Vote on a case-by-case basis when the election of directors is contested, examining the following factors:

•	long-term financial performance of the target company relative to its industry;

•	management’s track record;

•	background to the proxy contest;

•	qualifications of director nominees (both slates);

•	evaluation of what each side is offering shareholders, as well as the likelihood that the proposed objectives and goals can be met; and

•	stock ownership positions.

H.	Board Structure: Staggered vs. Annual Elections

Generally, vote against proposals to stagger board elections.

Generally, vote for proposals to repeal classified boards and to elect all directors annually.

I.	Shareholder Ability to Remove Directors

Vote against proposals that provide that directors may be removed only for cause.

Vote for proposals to restore shareholder ability to remove directors with or without cause.

Vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies.

Vote for proposals that permit shareholders to elect directors to fill board vacancies.

J.	Shareholder Ability to Alter the Size of the Board

Vote for proposals that seek to fix the size of the board.

Vote against proposals that give management the ability to alter the size of the board without shareholder approval.

III.	Proxy Contests

A.	Reimburse Proxy Solicitation Expenses

Vote on a case-by-case basis proposals to provide full reimbursement for dissidents waging a proxy contest.

IV.	Auditors

B.	Ratifying Auditors

Vote for proposals to ratify auditors, unless information that is readily available to the vote decision-maker demonstrates that an auditor has a financial interest in or association with the company, and is therefore clearly not independent; or such readily available information creates a reasonable basis to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position.

Vote for shareholder proposals asking for audit firm rotation unless the rotation period is so short (less than five years) that it would be unduly burdensome to the company.

V.	Shareholder Voting and Control Issues

A.	Cumulative Voting

Generally, vote against proposals to eliminate cumulative voting.

Generally, vote for proposals to permit cumulative voting.

B.	Shareholder Ability to Call Special Meetings

Generally, vote against proposals to restrict or prohibit shareholder ability to call special meetings.

Generally, vote for proposals that remove restrictions on the right of shareholders to act independently of management.

C.	Shareholder Ability to Act by Written Consent

Generally, vote against proposals to restrict or prohibit shareholder ability to take action by written consent.

Generally, vote for proposals to allow or make easier shareholder action by written consent.

D.	Poison Pills

Vote for shareholder proposals that ask a company to submit its poison pill for shareholder ratification. Vote on a case-by-case basis shareholder proposals to redeem a company’s poison pill.

Vote on a case-by-case basis management proposals to ratify a poison pill.

E.	Fair Price Provision

Vote on a case-by-case basis when examining fair price proposals, (where market quotations are not readily available) taking into consideration whether the shareholder vote requirement embedded in the provision is no more than a majority of disinterested Shares.

Generally, vote for shareholder proposals to lower the shareholder vote requirement in existing fair price provisions.

F.	Greenmail

Generally, vote for proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.

Generally, vote on a case-by-case basis anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

G.	Unequal Voting Rights

Vote against dual class exchange offers.

Vote against dual class recapitalizations.

H.	Supermajority Shareholder Vote Requirement to Amend the Charter or Bylaws

Vote against management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.

Vote for shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments.

I.	Supermajority Shareholder Vote Requirement to Approve Mergers

Vote against management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations.

J.	White Knight Placements

Vote for shareholder proposals to require approval of blank check preferred stock issues for other than general corporate purposes or similar corporate actions.

K.	Confidential Voting

Generally, vote for shareholder proposals that request corporations to adopt confidential voting, use independent tabulators and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows: In the case of a contested election, management is permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived.

Generally, vote for management proposals to adopt confidential voting.

L.	Equal Access

Generally, vote for shareholders proposals that would allow significant company shareholders equal access to management’s proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees, and in order to nominate their own candidates to the board.

M.	Bundled Proposals

Generally, vote on a case-by-case basis bundled or “conditioned” proxy proposals. In the case of items that are conditioned upon each other, we examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders’ best interests, we vote against the proposals. If the combined effect is positive, we support such proposals.

N.	Shareholder Advisory Committees

Vote on a case-by-case basis proposals to establish a shareholder advisory committee.

VI.	Capital Structure

A.	Common Stock Authorization

Vote on a case-by-case basis proposals to increase the number of Shares of common stock authorized for issue.

Generally, vote against proposed common stock authorizations that increase the existing authorization by more than 100% unless a clear need for the excess Shares is presented by the company.

B.	Stock Distributions: Splits and Dividends

Generally, vote for management proposals to increase common share authorization for a stock split, provided that the split does not result in an increase of authorized but unissued Shares of more than 100% after giving effect to the Shares needed for the split.

C.	Reverse Stock Splits

Generally, vote for management proposals to implement a reverse stock split, provided that the reverse split does not result in an increase of authorized but unissued Shares of more than 100% after giving effect to the Shares needed for the reverse split.

D.	Blank Check Preferred Authorization

Generally, vote for proposals to create blank check preferred stock in cases when the company expressly states that the stock will not be used as a takeover defense or carry superior voting rights.

Vote on a case-by-case basis proposals that would authorize the creation of new classes of preferred stock with unspecified voting, conversion, dividend and distribution, and other rights.

Vote on a case-by-case basis proposals to increase the number of authorized blank check preferred Shares.

E.	Shareholder Proposals Regarding Blank Check Preferred Stock

Generally, vote for shareholder proposals to have blank check preferred stock placements, other than those Shares issued for the purpose of raising capital or making acquisitions in the normal course of business, submitted for shareholder ratification.

F.	Adjust Par Value of Common Stock

Vote on a case-by-case basis management proposals to reduce the par value of common stock.

G.	Preemptive Rights

Vote on a case-by-case basis proposals to create or abolish preemptive rights. In evaluating proposals on preemptive rights, we look at the size of a company and the characteristics of its shareholder base.

H.	Debt Restructurings

Vote on a case-by-case basis proposals to increase common and/or preferred Shares and to issue Shares as part of a debt restructuring plan. We consider the following issues:

•	Dilution - How much will ownership interest of existing shareholders be reduced, and how extreme will dilution to any future earnings be?

•	Change In Control - Will the transaction result in a change in control of the company?

•	Bankruptcy - Is the threat of bankruptcy, which would result in severe losses in shareholder value, the main factor driving the debt restructuring?

Generally, we approve proposals that facilitate debt restructurings unless there are clear signs of self-dealing or other abuses.

I.	Share Repurchase Programs

Vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

VII.	Executive Compensation

In general, we vote on a case-by-case basis on executive compensation plans, with the view that viable compensation programs reward the creation of stockholder wealth by having a high payout sensitivity to increases in shareholder value.

VIII.	Compensation Proposals

	A.	Amendments That Place a Cap on Annual Grants

Vote for plans that place a cap on the annual grants any one participant may receive.

B.	Amend Administrative Features

Vote for plans that simply amend shareholder-approved plans to include administrative features.

C.	Amendments to Added Performance-Based Goals

Generally, vote for amendments to add performance goals to existing compensation plans.

D.	Amendments to Increase Shares and Retain Tax Deductions

Vote on amendments to existing plans to increase Shares reserved and to qualify the plan for favorable tax treatment should be evaluated on a case-by-case basis.

E.	Approval of Cash or Cash-and-Stock Bonus Plans

Vote for cash or cash-and-stock bonus plans to exempt the compensation from taxes.

F.	Shareholder Proposals to Limit Executive Pay

Vote on a case-by-case basis all shareholder proposals that seek additional disclosure of executive pay information.

Vote on a case-by-case basis all other shareholder proposals that seek to limit executive pay.

Vote for shareholder proposals to expense options, unless the company has already publicly committed to expensing options by a specific date.

G.	Golden and Tin Parachutes

Vote for shareholder proposals to have golden and tin parachutes submitted for shareholder ratification.

Vote on a case-by-case basis all proposals to ratify or cancel golden or tin parachutes.

H.	Employee Stock Ownership Plans (ESOPS)

Vote on a case-by-case basis proposals that request shareholder approval in order to implement an ESOP or to increase authorized Shares for existing ESOPs, except in cases when the number of Shares allocated to the ESOP is “excessive” (i.e., generally greater than 5% of outstanding Shares).

I.	401(k) Employee Benefit Plans

Generally, vote for proposals to implement a 401(k) savings plan for employees.

IX.	State Of Incorporation

	A.	Voting on State Takeover Statutes

Vote on a case-by-case basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions, and disgorgement provisions).

B.	Voting on Reincorporation Proposals

Vote on a case-by-case basis proposals to change a company’s state of incorporation.

X.	Mergers and Corporate Restructurings

	A.	Mergers and Acquisitions

Vote on a case-by-case basis proposals related to mergers and acquisitions, taking into account at least the following:

•	anticipated financial and operating benefits;

•	offer price (cost vs. premium);

•	prospects of the combined companies;

•	how the deal was negotiated; and

•	changes in corporate governance and their impact on shareholder rights.

B.	Corporate Restructuring

Vote on a case-by-case basis proposals related to a corporate restructuring, including minority squeezeouts, leveraged buyouts, spin-offs, liquidations and asset sales.

C.	Spin-Offs

Vote on a case-by-case basis proposals related to spin-offs depending on the tax and regulatory advantages, planned use of sale proceeds, market focus and managerial incentives.

D.	Asset Sales

Vote on a case-by-case basis proposals related to asset sales after considering the impact on the balance sheet/working capital, value received for the asset, and potential elimination of diseconomies.

E.	Liquidations

Vote on a case-by-case basis proposals related to liquidations after reviewing management’s efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

F.	Appraisal Rights

Vote for proposals to restore, or provide shareholders with, rights of appraisal.

G.	Changing Corporate Name

Vote on a case-by-case basis proposal to change the corporate name.

XI.	Mutual Fund Proxies

	A.	Election of Trustees

Vote on trustee nominees on a case-by-case basis.

B.	Investment Advisory Agreement

Vote on investment advisory agreements on a case-by-case basis.

C.	Fundamental Investment Restrictions

Vote on amendments to a fund’s fundamental investment restrictions on a case-by-case basis.

D.	Distribution Agreements

Vote on distribution agreements on a case-by-case basis.

XII.	Social and Environmental Issues

In general we vote on a case-by-case basis on shareholder social and environmental proposals, on the basis that their impact on share value can rarely be anticipated with any high degree of confidence.

In most cases, however, we vote for disclosure reports that seek additional information, particularly when it appears companies have not adequately addressed shareholders’ social and environmental concerns.

In determining our vote on shareholder social and environmental proposals, we analyze factors such as:

•	whether adoption of the proposal would have either a positive or negative impact on the company’s short-term or long-term share value;

•	the percentage of sales, assets and earnings affected;

•

the degree to which the company’s stated position on the issues could affect its reputation or sales, or leave it vulnerable to boycott or selective purchasing; whether the issues presented should be dealt with through government or company—specific action;

•	whether the company has already responded in some appropriate manner to the request embodied in a proposal;

•	whether the company’s analysis and voting recommendation to shareholders is persuasive;

•	what other companies have done in response to the issue;

•	whether the proposal itself is well framed and reasonable; whether implementation of the proposal would achieve the objectives sought in the proposal; and

•	whether the subject of the proposal is best left to the discretion of the board.

PART C: OTHER INFORMATION

Item 23.	Exhibits:

(a)	Amended and Restated Declaration of Trust.‡‡‡‡

(b)	Bylaws of the Trust.‡‡‡‡

(c)	Not applicable.

(d)(1)	Form of Investment Management Agreement between the Trust and Van Eck Associates Corporation (with respect to Market Vectors—Gold Miners ETF).*

(d)(2)	Form of Investment Management Agreement between the Trust and Van Eck Associates Corporation (with respect to all portfolios except for Market Vectors—Gold Miners ETF).***

(e)(1)	Form of Distribution Agreement between the Trust and Van Eck Securities Corporation.**

(e)(2)	Form of Participant Agreement.*

(f)	Not applicable.

(g)	Form of Custodian Agreement between the Trust and The Bank of New York.*

(h)(1)	Form of Fund Accounting Agreement between the Trust and The Bank of New York.*

(h)(2)	Form of Transfer Agency Services Agreement between the Trust and The Bank of New York.*

(h)(3)	Form of Sub-License Agreement between the Trust and the Van Eck Associates Corp.*

(i)(1)	Opinion and consent of Clifford Chance US LLP (with respect to Market Vectors—Environmental Services ETF, Market Vectors—Gold Miners ETF and Market Vectors—Steel ETF).***

(i)(2)	Opinion of Clifford Chance US LLP (with respect to Market Vectors—Global Alternative Energy ETF and Market Vectors—Russia ETF).****

(i)(3)	Opinion of Clifford Chance US LLP (with respect to Market Vectors—Global Agribusiness ETF and Market Vectors—Global Nuclear Energy ETF).*****

(i)(4)

Opinion of Clifford Chance US LLP (with respect to Market Vectors—Lehman Brothers Intermediate Municipal ETF, Market Vectors—Lehman Brothers Long Municipal ETF, Market Vectors—Lehman Brothers 1-5 Year Municipal ETF, Market Vectors—Lehman Brothers Non-Investment Grade Municipal ETF, Market Vectors—Lehman Brothers California Municipal ETF and Market Vectors—Lehman Brothers New York Municipal ETF).******

(i)(5)	Opinion of Clifford Chance US LLP (with respect to Market Vectors—Coal ETF and Market Vectors—Gaming ETF).†

(i)(6)

Opinion of Clifford Chance US LLP (with respect to Market Vectors—Lehman Brothers AMT-Free Massachusetts Municipal Index ETF, Market Vectors—Lehman Brothers AMT-Free New Jersey Municipal Index ETF, Market Vectors—Lehman Brothers AMT-Free Ohio

Municipal Index ETF and Market Vectors—Lehman Brothers AMT-Free Pennsylvania Municipal Index ETF).††

(i)(7)	Opinion of Clifford Chance US LLP (with respect to Market Vectors—Hard Assets ETF and Market Vectors—Solar Energy ETF).†††

(i)(8)

Opinion and consent of Clifford Chance US LLP with respect to Market Vectors—Africa Index ETF, Market Vectors—Emerging Eurasia Index ETF, Market Vectors—Global Frontier Index ETF and Market Vectors—Gulf States Index ETF).††††

(i)(9)	Consent of Clifford Chance US LLP (with respect to Market Vectors—Lehman Brothers High-Yield Municipal Index ETF).†††††

(i)(10)

Consent of Clifford Chance US LLP (with respect to Market Vectors California Long Municipal Index ETF, Market Vectors High-Yield Municipal Index ETF, Market Vectors Intermediate Municipal Index ETF, Market Vectors Long Municipal Index ETF, Market Vectors Massachusetts Municipal Index ETF, Market Vector New Jersey Municipal Index ETF, Market Vectors New York Long Municipal Index ETF, Market Vectors Ohio Municipal Index ETF, Market Vectors Pennsylvania Municipal Index ETF, Market Vectors Pre-Refunded Municipal Index ETF and Market Vectors Short Municipal Index ETF). ^

(i)(11)	Opinion and consent of Clifford Chance US LLP (with respect to Market Vectors Indonesia Index ETF). ‡

(i)(12)	Opinion and consent of Clifford Chance US LLP (with respect to Market Vectors Vietnam ETF). ‡‡

(i)(13)	Opinion and consent of Clifford Chance US LLP (with respect to Market Vectors Pre-Refunded Municipal Index ETF). ‡‡‡

(i)(14)	Opinion and consent of Dechert LLP (with respect to Market Vectors Egypt Index ETF).^^^^^

(i)(15)	Opinion and consent of Dechert LLP (with respect to Market Vectors Kuwait Index ETF).^^^^^

(i)(16)	Opinion and consent of Dechert LLP (with respect to Market Vectors Fixed Income I ETF and Market Vectors Fixed Income II ETF).####

(i)(17)	Opinion and consent of Dechert LLP (with respect to Market Vectors Latin America Small-Cap Index ETF).#

(i)(18)	Opinion and consent of Dechert LLP (with respect to Market Vectors China ETF).^^

(i)(19)

Consent of Dechert LLP (with respect to Market Vectors Africa Index ETF, Market Vectors Agribusiness ETF, Market Vectors Brazil Small-Cap ETF, Market Vectors Coal ETF, Market Vectors Environmental Services ETF, Market Vectors Gaming ETF, Market Vectors Global Alternative Energy ETF, Market Vectors Gold Miners ETF, Market Vectors Gulf States Index ETF, Market Vectors Indonesia Index ETF, Market Vectors Junior Gold Miners ETF, Market Vectors Nuclear Energy ETF, Market Vectors Poland ETF, Market Vectors Russia ETF, Market Vectors RVE Hard Assets Producers ETF, Market Vectors Solar Energy ETF, Market Vectors Steel ETF and Market Vectors Vietnam ETF).###

(i)(20)	Opinion and consent of Clifford Chance US LLP (with respect to Market Vectors Brazil Small-Cap ETF).‡‡‡‡‡‡

(i)(21)	Opinion and consent of Dechert LLP (with respect to Market Vectors Junior Gold Miners ETF).^^^

(i)(22)	Opinion and consent of Dechert LLP (with respect to Market Vectors Poland ETF).^^^^

(i)(23)	Opinion and consent of Dechert LLP (with respect to Market Vectors India Small-Cap Index ETF).##

(i)(24)	Opinion and consent of Dechert LLP (with respect to Market Vectors Emerging Markets Local Currency Debt ETF and Market Vectors Investment Grade Floating Rate ETF).####

(j)(1)

Consent of Ernst & Young, independent registered public accounting firm (with respect to Market Vectors High-Yield Municipal Index ETF, Market Vectors Intermediate Municipal Index ETF, Market Vectors Long Municipal Index ETF, Market Vectors Pre-Refunded Municipal Index ETF and Market Vectors Short Municipal Index ETF). ^^

(j)(2)

Consent of Ernst & Young, independent registered public accounting firm (with respect to Market Vectors Africa Index ETF, Market Vectors Agribusiness ETF, Market Vectors Brazil Small-Cap ETF, Market Vectors Coal ETF, Market Vectors Environmental Services ETF, Market Vectors Gaming ETF, Market Vectors Global Alternative Energy ETF, Market Vectors Gold Miners ETF, Market Vectors Gulf States Index ETF, Market Vectors Indonesia Index ETF, Market Vectors Junior Gold Miners ETF, Market Vectors Nuclear Energy ETF, Market Vectors Poland ETF, Market Vectors Russia ETF, Market Vectors RVE Hard Assets Producers ETF, Market Vectors Solar Energy ETF, Market Vectors Steel ETF and Market Vectors Vietnam ETF).###

(k)	Not applicable.

(l)	Not applicable.

(m)	Not applicable.

(n)	Not applicable.

(o)	Not applicable.

(p)(1)	Code of Ethics. ‡‡‡‡‡

*	Incorporated by the reference to the Registrant’s Registration Statement filed on April 28, 2006.

**	Incorporated by reference to the Registrant’s Registration Statement filed on May 11, 2006.

***	Incorporated by reference to the Registrant’s Registration Statement filed on October 6, 2006.

****	Incorporated by reference to the Registrant’s Registration Statement filed on April 9, 2007.

*****	Incorporated by reference to the Registrant’s Registration Statement filed on July 30, 2007.

******	Incorporated by reference to the Registrant’s Registration Statement filed on November 2, 2007.

†	Incorporated by reference to the Registrant’s Registration Statement filed on December 31, 2007.

††	Incorporated by reference to the Registrant’s Registration Statement filed on February 15, 2008.

†††	Incorporated by reference to the Registrant’s Registration Statement filed on April 21, 2008.

††††	Incorporated by reference to the Registrant’s Registration Statement filed on July 8, 2008.

†††††	Incorporated by reference to the Registrant’s Registration Statement filed on August 8, 2008.

‡	Incorporated by reference to the Registrant’s Registration Statement filed on November 25, 2008.

‡‡	Incorporated by reference to the Registrant’s Registration Statement filed on December 23, 2008.

‡‡‡	Incorporated by reference to the Registrant’s Registration Statement filed on January 28, 2009.

‡‡‡‡	Incorporated by reference to the Registrant’s Registration Statement filed on February 6, 2009.

‡‡‡‡‡	Incorporated by reference to the Registrant’s Registration Statement filed on April 21, 2009.

‡‡‡‡‡‡	Incorporated by reference to the Registrant’s Registration Statement filed on May 8, 2009.

^	Incorporated by reference to the Registrant’s Registration Statement filed on August 14, 2009.

^^	Incorporated by reference to the Registrant’s Registration Statement filed on September 4, 2009.

^^^	Incorporated by reference to the Registrant’s Registration Statement filed on November 9, 2009.

^^^^	Incorporated by reference to the Registrant’s Registration Statement filed on November 20, 2009.

^^^^^	Incorporated by reference to the Registrant’s Registration Statement filed on February 16, 2010.

#	Incorporated by reference to the Registrant’s Registration Statement filed on March 29, 2010.

##	Incorporated by reference to the Registrant’s Registration Statement filed on April 5, 2010.

###	Filed herewith.

####	To be filed by amendment.

Item 24.	Persons Controlled by or Under Common Control with Registrant

          None.

Item 25.	Indemnification

          Pursuant to Section 10.2 of the Amended and Restated Declaration of Trust, all persons that are or have been a Trustee or officer of the Trust (collectively, the “Covered Persons”) shall be indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit, or proceeding in which he or she becomes involved as a party or otherwise by virtue of his being or having been a Trustee or officer and against amounts paid or incurred by him in the settlement thereof. No indemnification will be provided to a Covered Person who shall have been adjudicated by a court or body before which the proceeding was brought to be liable to the Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office or not to have acted in good faith in the reasonable belief that his action was in the best interest of the Trust; or in the event of a settlement, unless there has been a determination that such Trustee or officer did not engage in willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

          Article XII of the Trust’s Bylaws, to the maximum extent permitted by Delaware law in effect from time to time, the Trust shall indemnify and, without requiring a preliminary determination of the ultimate entitlement to indemnification, shall pay or reimburse reasonable expenses in advance of final disposition of a proceeding to (a) any individual who is a present or former trustee or officer of the Trust and who is made a party to the proceeding by reason of his or her service in that capacity or (b) any individual who, while a director of the Trust and at the request of the Trust, serves or has served as a trustee, officer, partner or trustee of another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise and who is made a party to the proceeding by reason of his or her service in that capacity. The Trust may, with the approval of its Board of Trustees, provide such indemnification and advance for expenses to a person who served a predecessor of the Trust in any of the capacities described in (a) or (b) above and to any employee or agent of the Trust or a predecessor of the Trust; provided that no provision of Article XII shall be effective to protect or purport to protect any trustee or officer of the Trust against liability to the Trust or its stockholders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

          The Trust has agreed to indemnify and hold harmless the Trustees against any and all expenses actually and reasonably incurred by the Trustee in any proceeding arising out of or in connection with the Trustee’s service to the Trust, to the fullest extent permitted by the Amended and Restated Agreement and Declaration of Trust and Bylaws of the Fund and Title 12, Part V, Chapter 38 of the Delaware Code, and applicable law.

Item 26.	Business and Other Connections of Investment Manager

          See “Management” in the Statement of Additional Information. Information as to the directors and officers of the Adviser is included in its Form ADV filed with the SEC and is incorporated herein by reference thereto.

Item 27.	Principal Underwriters

(a)

Van Eck Securities Corporation is the Trust’s principal underwriter. Van Eck Securities Corporation also acts as a principal underwriter, depositor, or investment manager for the following other investment companies: Van Eck Funds (which is comprised of four series: Emerging Markets Fund, Global Hard Assets Fund Multi-Manager Alternatives Fund and International Investors Gold Fund) and Worldwide Insurance Trust (which is comprised of five series: Worldwide Multi-Manager Alternatives Fund, Worldwide Bond Fund, Worldwide Emerging Markets Fund, Worldwide Hard Assets Fund and Worldwide Real Estate Fund).

(b)	The following is a list of the executive officers, directors and partners of Van Eck Securities Corporation:

Name and Principal Business Address	Positions and Offices with Underwriter	Positions and Offices with Trust

Thomas K. Lynch 335 Madison Avenue New York, NY 10017	Chief Compliance Officer	Chief Compliance Officer

Joseph McBrien 335 Madison Avenue New York, NY 10017	Senior Vice President, General Counsel and Secretary	Senior Vice President, Secretary and Chief Legal Officer

Bruce J. Smith 335 Madison Avenue New York, NY 10017	Senior Vice President, Chief Financial Officer, Treasurer and Controller	Senior Vice President and Chief Financial Officer

Jan F. van Eck 335 Madison Avenue New York, NY 10017	Director and Executive Vice President	President, Chief Executive Officer and Trustee

Derek S. van Eck 335 Madison Avenue New York, NY 10017	Director and Executive Vice President	Executive Vice President

Item 28.	Location of Accounts and Records

          All accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act and the Rules thereunder will be maintained at the offices of The Bank of New York Mellon, 101 Barclay Street, New York, New York 10286.

Item 29.	Management Services

          Not applicable.

Item 30.	Undertakings

          Not applicable.

SIGNATURES

          Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York on the 29th day of April 2010.

MARKET VECTORS ETF TRUST

By:	/s/ Jan F. van Eck*

Name: Jan F. van Eck
Title: President and Chief Executive Officer

          Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following person in the capacities and on the date indicated.

/s/ David H. Chow*	Trustee	April 29, 2010

David H. Chow

/s/ R. Alastair Short*	Trustee	April 29, 2010

R. Alastair Short

/s/ Richard D. Stamberger*	Trustee	April 29, 2010

Richard D. Stamberger

/s/ Jan F. van Eck*	President, Chief Executive Officer and Trustee	April 29, 2010

Jan F. van Eck

/s/ Bruce J. Smith*	Chief Financial Officer	April 29, 2010

Bruce J. Smith

*By:	/s/ Jonathan R. Simon

Jonathan R. Simon
Attorney-in-Fact

EXHIBIT INDEX

(i)(19)

Consent of Dechert LLP (with respect to Market Vectors Africa Index ETF, Market Vectors Agribusiness ETF, Market Vectors Brazil Small-Cap ETF, Market Vectors Coal ETF, Market Vectors Environmental Services ETF, Market Vectors Gaming ETF, Market Vectors Global Alternative Energy ETF, Market Vectors Gold Miners ETF, Market Vectors Gulf States Index ETF, Market Vectors Indonesia Index ETF, Market Vectors Junior Gold Miners ETF, Market Vectors Nuclear Energy ETF, Market Vectors Poland ETF, Market Vectors Russia ETF, Market Vectors RVE Hard Assets Producers ETF, Market Vectors Solar Energy ETF, Market Vectors Steel ETF and Market Vectors Vietnam ETF).

(j)(2)

Consent of Ernst & Young, independent registered public accounting firm (with respect to Market Vectors Africa Index ETF, Market Vectors Agribusiness ETF, Market Vectors Brazil Small-Cap ETF, Market Vectors Coal ETF, Market Vectors Environmental Services ETF, Market Vectors Gaming ETF, Market Vectors Global Alternative Energy ETF, Market Vectors Gold Miners ETF, Market Vectors Gulf States Index ETF, Market Vectors Indonesia Index ETF, Market Vectors Junior Gold Miners ETF, Market Vectors Nuclear Energy ETF, Market Vectors Poland ETF, Market Vectors Russia ETF, Market Vectors RVE Hard Assets Producers ETF, Market Vectors Solar Energy ETF, Market Vectors Steel ETF and Market Vectors Vietnam ETF).